                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                  FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                  REGISTERED MANAGEMENT INVESTMENT COMPANIES



                  INVESTMENT COMPANY ACT FILE NUMBER 811-1800
                          U.S. GLOBAL INVESTORS FUNDS

                              7900 CALLAGHAN ROAD
                             SAN ANTONIO, TX 78229
              (Address of principal executive offices) (Zip code)

                             SUSAN B. MCGEE, ESQ.
                              7900 CALLAGHAN ROAD
                             SAN ANTONIO, TX 78229
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: 210-308-1234

                  Date of fiscal year end: DECEMBER 31, 2009

                  Date of reporting period: DECEMBER 31, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.


U.S. GLOBAL INVESTORS FUNDS

 ANNUAL REPORT

DECEMBER 31, 2009


 TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                             1

MANAGEMENT TEAMS' PERSPECTIVES                                    10

EXPENSE EXAMPLE                                                   70

PORTFOLIOS OF INVESTMENTS                                         73

NOTES TO PORTFOLIOS OF INVESTMENTS                               138

STATEMENTS OF ASSETS AND LIABILITIES                             146

STATEMENTS OF OPERATIONS                                         152

STATEMENTS OF CHANGES IN NET ASSETS                              158

NOTES TO FINANCIAL STATEMENTS                                    167

FINANCIAL HIGHLIGHTS                                             187

REPORT OF INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM                                         200

TRUSTEES AND OFFICERS                                            201

ADDITIONAL INFORMATION                                           204

 NASDAQ SYMBOLS

U.S. GLOBAL INVESTORS FUNDS
---------------------------

U.S. TREASURY SECURITIES CASH FUND                             USTXX

U.S. GOVERNMENT SECURITIES SAVINGS FUND                        UGSXX

NEAR-TERM TAX FREE FUND                                        NEARX

TAX FREE FUND                                                  USUTX

ALL AMERICAN EQUITY FUND                                       GBTFX

HOLMES GROWTH FUND                                             ACBGX

GLOBAL MEGATRENDS FUND                                         MEGAX

GLOBAL RESOURCES FUND                                          PSPFX

WORLD PRECIOUS MINERALS FUND                                   UNWPX

GOLD AND PRECIOUS METALS FUND                                  USERX

EASTERN EUROPEAN FUND                                          EUROX

GLOBAL EMERGING MARKETS FUND                                   GEMFX

CHINA REGION FUND                                              USCOX



[USGI Logo]

P.O. Box 781234
San Antonio, Texas 78278-1234
Tel 1.800.US.FUNDS
Fax 1.210.308.1217
www.usfunds.com

 U.S. GLOBAL INVESTORS FUNDS

DEAR SHAREHOLDER:

A brief summary of 2009 for investors: first very bad, then very good.

The first two months of the year suggested 2008 all
over again -- a grim year for all markets, including
natural resources and emerging economies. The S&P
500 Index and the price of oil both lost nearly                  [PHOTO]
20 percent in January and February 2009, while the leading emerging markets index slid roughly 15 percent.

Then, in early March, came the bottom and after that a dramatic turnaround. We saw that upswing taking shape as the government took several important policy actions that boosted investor confidence.

In a matter of days, a massive $787 billion stimulus plan was approved to jumpstart the struggling economy, accounting overseers clarified their bank-crippling interpretation of "mark-to-market" valuation, and securities regulators revived the "uptick rule" to shield wounded stocks from being savaged by packs of predatory short-sellers. By year-end, the S&P 500 was up more than 26 percent.

The macro trends of 2009 and the related emotions, both positive and negative, had an influence on the U.S. Global Investors Funds. The rough conditions that hurt our natural resources and emerging markets funds in 2008 carried over into the new year, but the downward momentum started to reverse in early March. GDP growth in the U.S. turned positive in the third quarter of 2009 after four straight quarters of contraction.

A year ago, many were doubting the strength of emerging markets and whether they would be able to lead the recovery. There were questions about China's economic potential in 2009, but the government there proved its commitment to focused infrastructure spending, social stability and job creation. Chinese banks loaned more than $1 trillion last year, for example, and half of that amount went to infrastructure projects and the industrial sector, which created jobs.

In my global travels to emerging markets in 2009, I witnessed more optimism and hope among citizens there than in the U.S. or Europe. It appears that where government policies are focused on job creation, there is more confidence in the political leadership.

 U.S. GLOBAL INVESTORS FUNDS

This focus on jobs and low debt levels is a key reason why the big emerging nations have led the recovery and why we see so much opportunity in those markets.

Gold appreciated nearly 25 percent to end the year just under $1,100 per ounce, with investment demand driven in large part by a deficit-weakened dollar more than offsetting the price-related decline in jewelry demand.

By the end of December, our World Precious Minerals Fund (UNWPX), which focuses on junior gold-mining companies, had posted a total return of nearly 90 percent, better than all other gold-oriented mutual funds and exchange-traded funds for 2009. It was a gratifying return to the top for this fund, which was also the #1 gold fund in 2006 but faced substantial headwinds in 2008 after credit markets froze up and small gold-exploration companies were unable to obtain the capital necessary to advance their projects. The fund was ranked #1 of 71, #34 of 51 and #18 of 29 among gold-oriented funds for total return by Lipper for the 1-, 5-and 10-year periods ended December 31, 2009.

As optimism for a pending recovery rose, the credit markets began to thaw and the flow of funding resumed for exploration and development. Our Gold and Precious Metals Fund (USERX), which focuses on established gold-producing companies, also beat its benchmark for the year.

The U.S. dollar has long been the world's leading reserve currency, but as it lost value in 2009, it also lost some of its stature. China, an important investor in U.S. government debt, was among the countries that have increased their gold holdings and decreased their exposure to the dollar. An analysis by the World Gold Council found that central banks purchased $28 billion worth of gold during the year.

Our approach to active fund management allowed us to outperform the gold and gold-equity ETFs in the marketplace such as SPDR Gold Trust ETF and Market Vectors Gold Miners ETF. We believe that active management will become even more valuable in this sector as money is herded into ETFs, where stock-picking is a less important part of the investment process.

 U.S. GLOBAL INVESTORS FUNDS

           [Performance Chart for UNWPX, USERX and PSPFX]

TOTAL ANNUALIZED RETURNS AS OF 12/31/09
------------------------------------------------------------------------------------------------------------------------
FUND/TICKER                        ONE-YEAR      THREE-YEAR         FIVE-YEAR        TEN-YEAR       GROSS     CAPPED
                                                                                                   EXPENSE    EXPENSE
                                                                                                    RATIO      RATIO
------------------------------------------------------------------------------------------------------------------------
World Precious Minerals
Fund (UNWPX)                        89.50%          3.12%             16.92%          17.89%        1.82%      1.90%
------------------------------------------------------------------------------------------------------------------------
Gold and Precious Metals
Fund (USERX)                        43.11%          6.86%             19.46%          18.31%        1.86%      1.90%
------------------------------------------------------------------------------------------------------------------------
Market Vectors Gold Miners ETF      36.72%          5.66%              n/a             n/a            *          *
------------------------------------------------------------------------------------------------------------------------
SPDR Gold Truct ETF                 24.03%         19.24%             19.62%           n/a            *          *
------------------------------------------------------------------------------------------------------------------------
Global Resources Fund (PSPFX)       68.25%         -3.74%             10.17%          16.87%        1.68%      1.90%
------------------------------------------------------------------------------------------------------------------------
Reuters/Jefferies CRB Index         23.46%         -2.65%             -0.04%           3.28%         n/a        n/a
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Commodity
Related Equity Index (CRX)          54.78%          9.72%             14.73%          15.34%         n/a        n/a
------------------------------------------------------------------------------------------------------------------------

Gross expense ratio as stated in the most recent prospectus. Capped expense ratio is a voluntary limit on total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) that U.S. Global Investors, Inc. can modify or terminate at any time. Performance data quoted above is historical. Past performance is no guarantee of future results. Results reflect the reinvestment of dividends and other earnings. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance does not include the effect of any direct fees described in the fund's prospectus (e.g. short-term trading fees of up to 0.50%) which, if applicable, would lower your total returns. Obtain performance data current to the most recent month-end at www.usfunds.com or 1-800-US-FUNDS. High double-digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future. Five- and 10-year performance figures may not be available for the mentioned ETFs. The inception date for the Market Vectors Gold Miners ETF is 5/16/06. The inception date for the SPDR Gold Trust ETF is 11/12/2004. *See each ETF's prospectus for details about its objectives, strategies, fees, liquidity and risks, which may be materially different from the comparable U.S. Global Investors Funds.

The supercycle in natural resources was delayed in 2008 but it was not destroyed, as we saw last year. Commodities (as measured by the Reuters-Jefferies CRB Index) shot up 23 percent in 2009, the largest single-year increase since the early 1970s, and the International Monetary Fund projects that prices will keep rising this year due to emerging markets demand and global economic recovery.

Our Global Resources Fund (PSPFX) far outperformed the CRB Index and its benchmark, the Morgan Stanley Commodity Related Equity Index
(CRX). The fund, which won four straight Lipper Fund Awards from 2005 to 2008, ranked in the top quintile of its peer group. Its total return in 2009 was its second-best annual gain ever. The fund was ranked #21 of 122, #30 of 54 and #9 of 33 among natural resources funds by Lipper for total return for the 1-, 5- and 10-year periods ended December 31, 2009.

That return was largely driven by solid growth in China, Brazil and other key emerging markets, which spurred demand for industrial metals and other commodities. Infrastructure investment was the centerpiece of China's $586 billion stimulus program, and it amassed stockpiles of necessary materials to keep building highways, high-speed railroads, power-generating plants and the like. Copper was among several metals that more than doubled in price in 2009.

 U.S. GLOBAL INVESTORS FUNDS

With more than 13 million vehicles sold in 2009, China passed the U.S. as the world's largest car market. Not surprisingly, it is also the largest incremental consumer of oil and the second-largest oil user in the world behind the U.S. - a decade ago, China ranked 20th in oil consumption.

The supply response to this greater demand for oil and other commodities has fallen short, and new sources tend to be costly to produce. This suggests a squeeze at some point down the road. Beijing has made it clear that it will aggressively pursue energy and mineral resources to satisfy rising domestic demand - with an eye toward its future needs, Chinese companies are already very active in resource-rich frontier markets in Africa. Simply put, an investment in natural resources is a vote of confidence in global economic growth.

The global infrastructure theme remained intact as many governments saw the value of creating jobs in the short term and improving living standards in the longer term. Stimulus monies will likely sustain projects through 2010.

         [Performance Chart for MEGAX, EUROX, GEMFX, USCOX]

TOTAL ANNUALIZED RETURNS AS OF 12/31/09
------------------------------------------------------------------------------------------------------------------------
FUND/TICKER                        ONE-YEAR      THREE-YEAR         FIVE-YEAR        TEN-YEAR       GROSS     CAPPED
                                                                                                   EXPENSE    EXPENSE
                                                                                                    RATIO      RATIO
------------------------------------------------------------------------------------------------------------------------
Global MegaTrends Fund (MEGAX)      30.15%          -5.33%            -0.06%           1.01%        2.28%      2.35%
------------------------------------------------------------------------------------------------------------------------
Eastern European Fund (EUROX)       77.93%         -10.03%             6.36%          15.49%        2.14%      2.85%
------------------------------------------------------------------------------------------------------------------------
Global Emerging Markets
Fund (GEMFX)                        50.28%         -12.49%             n/a             1.84%        3.11%      3.15%
------------------------------------------------------------------------------------------------------------------------
China Region Fund (USCOX)           49.55%           0.20%            10.47%           6.73%        2.67%      2.55%
------------------------------------------------------------------------------------------------------------------------

*As of inception date 2/24/05
Gross expense ratio as stated in the most recent prospectus. Capped expense is a voluntary limit on total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) that U.S. Global Investors, Inc. can modify or terminate at any time. Performance data quoted above is historical. Past performance is no guarantee of future results. Results reflect the reinvestment of dividends and other earnings. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance does not include the effect of any direct fees described in the fund's prospectus (e.g., short-term trading fees of up to 2.00%) which, if applicable, would lower your total returns. Obtain performance data currect to the most recent month-end at www.usfunds.com or 1-800-US-FUNDS. High double-digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.


The Global MegaTrends Fund (MEGAX) focuses on the global infrastructure opportunity.

We believe in the infrastructure theme for many years to come, with key drivers being population growth and urbanization, particularly in emerging nations in Asia and Latin America that are building to support future growth. We see a historical analogy in the 1950s in the United States, when millions of people moved to

 U.S. GLOBAL INVESTORS FUNDS

newly built suburbs and the interstate highway system was constructed.

To get an idea of the scale of this opportunity, consider this: Just over half of the world's people now live in cities - that figure is likely to rise to 70 percent over the next four decades. The urban population in emerging nations has expanded by an average of 3 million per week for the past 20 years.

In the U.S. and other developed countries, the infrastructure theme is also promising as a "repair and replacement" story following years of underinvestment that have resulted in a significant deterioration of roads, bridges and the like. In addition, growing political momentum for greener energy should propel growth of new infrastructure associated with solar, wind and other power-generation sources.

For China, another powerful trend is the rapid growth of the middle class, which is shown in the chart below.

                         [Middle Class Growth Chart]

                      AVERAGE ANNUAL POPULATION GROWTH
                           MIDDLE CLASS AND ABOVE


              1970-1990             1990-2000             2000-2008

India    approx. 0.3 million   approx. 4.0 million   approx. 17.0 million
China    approx. 0.5 million   approx. 22.5 million  approx. 43.0 million

                                                                SOURCE: PIRA

Estimates are that as many as 25 percent of Chinese - more people than the entire U.S. population - are now middle class or richer, and that a doubling is possible within the next decade. While most dramatic in China, this same trend is also under way in India, Brazil and elsewhere. This rise of the "American Dream" in emerging nations is memorably portrayed in the Oscar-winning movie "Slumdog Millionaire."

This trend has huge implications for commodities. Wealthier people want a better lifestyle. That means more and better housing - in addition to the structure itself (cement, steel), that means more

 U.S. GLOBAL INVESTORS FUNDS

wiring for electricity (copper), more plumbing (copper, zinc) and more basic appliances (steel, copper and other metals).

Eastern Europe started the year with a raft of negative news out of the region that gave investors pause - Russia quarreling with Ukraine over natural gas prices, collapsing oil revenues and rapid devaluation of the ruble, as well as a 30 percent nosedive for the Polish zloty and Hungary's forint.

Then came March and a major turnaround as cheap money in the U.S. compelled investors to look at the region for higher returns. The bounce-back in natural resources helped Russian stocks in particular, while neighboring countries benefited by an easing in political tension after the Obama administration backed away from a missile-defense system in Poland and the Czech Republic.

Looking more broadly at emerging markets, Brazil's stock market stood out with a return of 145 percent for 2009 despite a slow start. As in Russia, overseas investors were attracted to its energy and mineral wealth, and in addition, Rio de Janeiro was awarded the 2016 Olympic Games, which should present development opportunities. In India, investor confidence was revived by an election that returned the pro-business Congress Party to power - the Sensex Index finished the year up 92 percent.

  [Performance Chart for ACBGX, GBTFX, USUTX, NEARX, UGSXX, USTXX]

TOTAL ANNUALIZED RETURNS AS OF 12/31/09
------------------------------------------------------------------------------------------------------------------------
FUND/TICKER                        ONE-YEAR      THREE-YEAR         FIVE-YEAR        TEN-YEAR       GROSS     CAPPED
                                                                                                   EXPENSE    EXPENSE
                                                                                                    RATIO      RATIO
------------------------------------------------------------------------------------------------------------------------
Holmes Growth Fund (ACBGX)          21.50%         -5.64%             -0.41%          -3.87%        1.98%      2.20%
------------------------------------------------------------------------------------------------------------------------
All American Equity Fund (GBTFX)    13.75%         -4.49%              1.56%          -3.24%        2.56%      2.20%
------------------------------------------------------------------------------------------------------------------------
Tax Free Fund (USUTX)                8.03%          3.92%              3.81%           4.90%        1.90%      0.70%
------------------------------------------------------------------------------------------------------------------------
Near-Term Tax Free
Fund (NEARX)                         5.00%          4.25%              3.32%           3.98%        1.79%      0.45%
------------------------------------------------------------------------------------------------------------------------
U.S. Governement Securities
Savings Fund (UGSXX)                 0.10%          2.20%              2.76%           2.67%        0.75%      0.45%
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities
Cash Fund (USTXX)                    0.01%          1.60%              2.18%           2.04%        1.12%      1.00%
------------------------------------------------------------------------------------------------------------------------

Gross expense ratio as stated in the most recent prospectus. Capped expense ratio is a voluntary limit on total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest). In addition, the yields and returns for the U.S. Government Securities Savings Fund and the U.S. Treasury Securities Cash Fund include the effect of the Adviser's voluntary waiver of fees and/or reimbursement of expenses to maintain a minimum net yield for the funds. U.S. Global Investors, Inc. can modify or terminate these arrangements at any time. Performance data quoted above is historical. Past performance is no guarantee of future results. Results reflect the reinvestment of dividends and other earnings. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance does not include the effect of any direct fees described in the fund's prospectus (e.g. short-term trading fees of up to 0.25%) which, if applicable, would lower your total returns. Obtain performance data current to the most recent month-end at www.usfunds.com or 1-800-US-FUNDS. High double-digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

 U.S. GLOBAL INVESTORS FUNDS

Prospects for a continuation of global recovery look bright as the U.S. economy picks up steam - the third quarter of 2009 saw
2.2 percent annualized growth and the fourth quarter was also expected to be positive. Inflation was contained but still positive on a year-over-year basis. Consumer confidence wavered at year-end, perhaps a symptom of a soft housing market and worries about unemployment levels of 10 percent.

The Federal Reserve has signaled that it plans to keep rates low for an extended period to help the recovery, but the long-term inflation risks that come with a very loose monetary policy cannot be ignored. We believe the Fed will likely return to a more normalized policy stance at some point in 2010.

The municipal market was an extremely strong performer in 2009, with the Barclays Capital Municipal Bond Index rising about 13 percent. This was the best annual return for the municipal market since 1995. Low-quality and long-duration bonds outperformed during the year, which reversed the 2008 trend.

At this point in the economic cycle, investors should be watching leading indicators, such as the Conference Board's Leading Index, the ISM Manufacturing Index and industrial production measures. All of these areas rebounded sharply in 2009, with some even at multiyear highs. While unemployment remains stubbornly high, the risk that the economy will double-dip back into recession appears to be lessening.

Let me wrap up this letter with a few macro thoughts about commodities and emerging markets going forward.

Commodity supercycles typically last 20 to 25 years - the current supercycle began in 2000, so if history is any guide, we may be just at the halfway mark. A stress in the markets is that insufficient capital has been invested in resources in recent decades, while at the same time the world's population has doubled and there has been spectacular growth in the middle class. Any supply disruptions quickly lead to price spikes.

There are other reasons to consider an investment in commodities or commodity-based equities.

We're hearing more talk about inflation - natural resources are one of the few asset classes that benefit from inflation. If prices for fuel

 U.S. GLOBAL INVESTORS FUNDS

or other commodities rise, one way to hedge against the impact of that price increase is to invest in those commodities.

Commodities are also a natural hedge against the erosive impact of a weak dollar. Given massive federal deficits for the next decade, yawning trade deficits and historically low interest rates, it is hard to see how the dollar could see a sustainable rally any time soon.

For the reasons detailed above, we believe that the secular bull market for commodities and natural resources stocks remains intact and could even intensify in 2010, depending on the extent of economic recovery in developed nations.

We work hard to deliver superior returns for our loyal shareholders, and we strive to provide useful insights and perspectives about the many factors that can have an influence on global markets. Our "Frank Talk" investment blog, Weekly Investor Alert newsletter and timely webcasts help us reach a widening audience. All of these information sources are available on our website, www.usfunds.com.

Thank you for placing your confidence in us, and I wish you all the best in 2010.

Sincerely,

/s/ Frank Holmes

Frank Holmes
CEO and Chief Investment Officer
U.S. Global Investors, Inc.

Please consider carefully a fund's investment objectives, risks, charges and expenses. For this and other important information, obtain a fund prospectus by visiting www.usfunds.com or by calling 1-800-US-FUNDS (1-800-873-8637). Read it carefully before investing. Distributed by U.S. Global Brokerage, Inc. With respect to the money market funds, an investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

 U.S. GLOBAL INVESTORS FUNDS

Past performance does not guarantee future results. All opinions expressed and data provided are subject to change without notice. Some of these opinions may not be appropriate to every investor. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. By investing in a specific geographic region, a regional fund's returns and share price may be more volatile than those of a less concentrated portfolio. Gold, precious metals, and precious minerals funds may be susceptible to adverse economic, political or regulatory developments due to concentrating in a single theme. The prices of gold, precious metals, and precious minerals are subject to substantial price fluctuations over short periods of time and may be affected by unpredicted international monetary and political policies. We suggest investing no more than 5% to 10% of your portfolio in these sectors. The Eastern European Fund invests more than 25% of its investments in companies principally engaged in the oil & gas or banking industries. The risk of concentrating investments in this group of industries will make the fund more susceptible to risk in these industries than funds which do not concentrate their investments in an industry and may make the fund's performance more volatile. Because the Global Resources Fund concentrates its investments in a specific industry, the fund may be subject to greater risks and fluctuations than a portfolio representing a broader range of industries. Tax-exempt income is federal income tax free. A portion of this income may be subject to state and local income taxes, and if applicable, may subject certain investors to the Alternative Minimum Tax as well. Each tax free fund may invest up to 20% of its assets in securities that pay taxable interest. Income or fund distributions attributable to capital gains are usually subject to both state and federal income taxes. Bond funds are subject to interest-rate risk; their value declines as interest rates rise. The S&P 500 Stock Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Reuters/Jefferies CRB Index is an unweighted geometric average of commodity price levels relative to the base year average price. The Morgan Stanley Commodity Related Index
(CRX) is an equal-dollar weighted index of 20 stocks involved in commodity related industries such as energy, non-ferrous metals, agriculture, and forest products. The index was developed with a base value of 200 as of March 15, 1996. The Bombay Stock Exchange Sensitive Index (Sensex) is a cap-weighted index. The selection of the index members has been made on the basis of liquidity, depth, and floating-stock-adjustment depth and industry representation. Sensex has a base date and value of 100 on 1978-1979. The index uses free float. The Barclays Capital Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market. The Conference Board index of leading economic indicators is an index published monthly by the Conference Board used to predict the direction of the economy's movements in the months to come. The index is made up of 10 economic components, whose changes tend to precede changes in the overall economy. The ISM manufacturing composite index is a diffusion index calculated from five of the eight sub-components of a monthly survey of purchasing managers at roughly 300 manufacturing firms from 21 industries in all 50 states. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Lipper. Users acknowledge that they have not relied upon any warranty, condition, guarantee, or representation made by Lipper. Any use of the data for analyzing, managing, or trading financial instruments is at the user's own risk. This is not an offer to buy or sell securities.

 MONEY MARKET FUNDS

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The U.S. Treasury Securities Cash Fund (USTXX) seeks to obtain a high level of current income while maintaining the highest degree of safety of principal and liquidity. The U.S. Government Securities Savings Fund (UGSXX) seeks to achieve a consistently high yield with safety of principal.

PERFORMANCE

 U.S. TREASURY SECURITIES CASH FUND          As of December 31, 2009

   7-Day Yield                                              0.01%
   ---------------------------------------------------------------
   7-Day Effective Yield                                    0.01%
   ---------------------------------------------------------------
   Weighted Average Days to Maturity                          38

 U.S. GOVERNMENT SECURITIES SAVINGS FUND     As of December 31, 2009

   7-Day Yield                                              0.01%
   ---------------------------------------------------------------
   7-Day Effective Yield                                    0.01%
   ---------------------------------------------------------------
   Weighted Average Days to Maturity                          38

An investment in either the U.S. Treasury Securities Cash Fund or the U.S. Government Securities Savings Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the funds seek to preserve the value of your investments at $1.00 per share, it is possible to lose money by investing in these funds.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses to not exceed 1.00% for the U.S. Treasury Securities Cash Fund and 0.45% for the U.S. Government Securities Savings Fund on an annualized basis. In addition, the yields reported above include the effects of the Adviser's voluntary waiver of fees and/or reimbursement of expenses to maintain a minimum net yield for the funds. The Adviser can modify or terminate these arrangements at any time.

THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUNDS

In early 2009, the Federal Reserve embarked on a $1.5 trillion "quantitative easing" program (essentially printing money and buying U.S. treasury debt and agency mortgage-backed securities) to help pull the U.S. out of a recession that began in late 2007. This program was expected to begin winding down in early 2010, but the risks inherent in reversing this policy remain large on both a short-term and long-term basis.

 MONEY MARKETS FUNDS

The Fed cut its benchmark interest rate to near zero in late 2008, which weighed on money-market yields. Yields on the three-month Treasury bill fell 3 basis points to 0.05 percent, while yields on the six-month bills dropped 7 basis points to 0.19 percent. One-year agency discount note yields moved lower by 40 basis points to 0.45 percent. The market was influenced by bouts of risk aversion, with investors seeking to own short-term Treasury securities at almost any cost.

The U.S. economy continued to weaken and financial markets remained volatile in the first quarter of 2009, but signs of stabilization appeared late in the quarter and continued into the second quarter. The economy improved significantly in the third quarter and displayed signs that the worst of the recession had passed. Globally, the recovery moved along even faster, with several countries reporting economic growth for the second quarter, among them China, France and Germany. Employment growth occurred in some countries, including South Korea, Brazil, Russia, Japan, Australia and Canada. Further improvements were seen in the fourth quarter.

At this point in the U.S. economic cycle, the focus should be on leading indicators such as the Conference Board's Leading Index, the ISM manufacturing index and industrial production measures. All of these areas have rebounded sharply and some are even at multiyear highs. While unemployment remains stubbornly high, the risk that the economy will double-dip back into recession appears to be abating.

Globally, the recovery progressed as well, especially in emerging markets. This bodes well for continued global expansion as the U.S. picks up economic steam. U.S. consumer confidence stalled out in late 2009 at a level roughly where it was midway through the year. Inflation was contained but still positive on a year-over-year basis. Commodity and asset inflation appear to be the most likely forms and "core" inflation measures will likely remain within acceptable levels for some time.

Low absolute yield levels resulting from the Fed's stimulus policy have placed a major strain on the entire money market industry. As the economy strengthens, it will be safer for the Fed to consider tightening money supply and raising rates, which stands to raise yields on money-market instruments. When the Fed does change course on interest rates, it could be a more rapid adjustment than in prior cycles.

 MONEY MARKETS FUNDS

INVESTMENT HIGHLIGHTS

The U.S. Treasury Securities Cash Fund underperformed the Lipper treasury money market funds for the year ended December 31, 2009, returning 0.01 percent versus 0.03 percent for the peer group. The U.S. Government Securities Savings Fund outperformed the Lipper government-only money market funds for the year, returning 0.10 percent versus 0.09 percent for the peer group.

The U.S. Government Securities Savings Fund took a laddered approach by buying fixed-rate securities across the money market spectrum. The fund averaged a weighted average maturity of 40 days. The fund took advantage of higher yields toward the end of the first quarter by selectively extending its ladder, but overall the past year was a very difficult environment for money market fund investors. The U.S. Treasury Securities Cash Fund followed a similar approach, averaging a weighted average maturity of 34 days over the period. The market dynamics were different in the Treasury markets as a tremendous amount of money flowed into the safest and most liquid securities, which pushed yields to very low levels relative to other money market alternatives. The U.S. Treasury Securities Cash Fund took advantage of relatively high repurchase rates relative to Treasuries, which kept the weighted average maturity lower than the U.S. Government Securities Savings Fund over the period.

CURRENT OUTLOOK

While the Fed continues to emphasize that it will keep rates low for an extended period, the risks are now shifting to a change in Fed policy. The Fed clearly does not want to move prematurely and risk an abrupt end to the recovery, but the long-term inflation implications of an extremely loose monetary policy should not be ignored. We believe 2010 will likely see the Fed return to a more normalized policy stance.

 TAX FREE FUNDS

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Near-Term Tax Free Fund (NEARX) and Tax Free Fund (USUTX) seek to provide a high level of current income exempt from federal income taxation and to preserve capital. However, a portion of any distribution may be subject to federal and/or state income taxes. The Near-Term Tax Free Fund will maintain a weighted average maturity of less than five years, while the Tax Free Fund will generally maintain a longer weighted average maturity.

PERFORMANCE GRAPHS

 NEAR-TERM TAX FREE FUND

                  [Near-Term Tax Free Fund Graph]

                                     Barclays Capital
                     Near-Term       3-Year Municipal
        Date       Tax Free Fund        Bond Index
        ----       -------------        ----------

      12/31/99      $ 10,000.00        $ 10,000.00
      01/31/00         9,987.40          10,017.87
      02/29/00        10,020.47          10,049.58
      03/31/00        10,104.38          10,101.48
      04/28/00        10,077.94          10,102.63
      05/31/00        10,067.14          10,113.01
      06/30/00        10,201.23          10,241.01
      07/31/00        10,295.23          10,324.00
      08/31/00        10,385.58          10,402.00
      09/29/00        10,380.59          10,405.00
      10/31/00        10,447.60          10,464.00
      11/30/00        10,493.76          10,506.00
      12/31/00        10,648.85          10,623.00
      01/31/01        10,759.99          10,784.24
      02/28/01        10,783.31          10,826.42
      03/30/01        10,853.51          10,902.52
      04/30/01        10,807.56          10,886.59
      05/31/01        10,895.66          10,985.76
      06/30/01        10,936.78          11,034.68
      07/31/01        11,034.70          11,125.14
      08/31/01        11,152.60          11,239.36
      09/30/01        11,183.72          11,296.71
      10/31/01        11,262.79          11,370.18
      11/30/01        11,189.72          11,333.87
      12/31/01        11,140.52          11,323.06
      01/31/02        11,289.62          11,466.86
      02/28/02        11,384.41          11,552.86
      03/31/02        11,212.27          11,380.72
      04/30/02        11,409.38          11,548.02
      05/31/02        11,463.61          11,615.00
      06/30/02        11,554.25          11,714.89
      07/31/02        11,651.52          11,806.26
      08/31/02        11,757.64          11,881.82
      09/30/02        11,913.47          11,975.69
      10/31/02        11,803.60          11,909.82
      11/30/02        11,774.45          11,913.40
      12/31/02        11,942.19          12,084.95
      01/31/03        11,960.63          12,123.62
      02/28/03        12,070.45          12,201.21
      03/31/03        12,068.27          12,186.57
      04/30/03        12,116.32          12,219.47
      05/31/03        12,284.88          12,313.56
      06/30/03        12,244.30          12,293.86
      07/31/03        12,005.78          12,183.22
      08/31/03        12,088.39          12,245.35
      09/30/03        12,316.91          12,429.03
      10/31/03        12,258.26          12,370.62
      11/30/03        12,294.87          12,382.99
      12/31/03        12,337.11          12,408.99
      01/31/04        12,386.15          12,452.42
      02/29/04        12,500.07          12,558.27
      03/31/04        12,464.26          12,524.36
      04/30/04        12,300.46          12,397.86
      05/31/04        12,248.74          12,349.51
      06/30/04        12,269.03          12,371.74
      07/31/04        12,353.76          12,462.06
      08/31/04        12,483.98          12,592.91
      09/30/04        12,511.21          12,606.76
      10/31/04        12,539.65          12,642.06
      11/30/04        12,488.35          12,581.38
      12/31/04        12,553.48          12,630.44
      01/31/05        12,570.66          12,614.02
      02/28/05        12,541.96          12,576.18
      03/31/05        12,455.66          12,534.68
      04/30/05        12,542.16          12,598.61
      05/31/05        12,576.84          12,621.28
      06/30/05        12,605.81          12,685.65
      07/31/05        12,576.77          12,656.48
      08/31/05        12,611.70          12,698.24
      09/30/05        12,640.90          12,704.59
      10/31/05        12,611.64          12,685.54
      11/30/05        12,646.83          12,696.95
      12/31/05        12,676.24          12,741.39
      01/31/06        12,652.66          12,769.42
      02/28/06        12,688.13          12,779.64
      03/31/06        12,664.42          12,756.63
      04/30/06        12,688.20          12,778.32
      05/31/06        12,729.90          12,823.04
      06/30/06        12,700.02          12,799.96
      07/31/06        12,795.87          12,887.00
      08/31/06        12,891.98          12,988.81
      09/30/06        12,988.37          13,048.56
      10/31/06        13,030.66          13,087.70
      11/30/06        13,067.03          13,133.51
      12/31/06        13,042.72          13,130.89
      01/31/07        13,018.34          13,130.89
      02/28/07        13,177.25          13,220.18
      03/31/07        13,158.86          13,258.51
      04/30/07        13,195.75          13,285.03
      05/31/07        13,171.09          13,283.70
      06/30/07        13,146.35          13,294.33
      07/31/07        13,245.57          13,379.41
      08/31/07        13,351.29          13,454.34
      09/30/07        13,451.11          13,547.17
      10/31/07        13,494.90          13,612.20
      11/30/07        13,595.33          13,717.01
      12/31/07        13,633.10          13,786.97
      01/31/08        13,860.31          14,082.01
      02/28/08        13,581.84          13,894.72
      03/31/08        13,810.32          14,096.19
      04/30/08        13,784.86          14,080.69
      05/31/08        13,816.77          14,129.97
      06/30/08        13,727.22          14,036.71
      07/31/08        13,829.85          14,207.96
      08/31/08        13,990.67          14,341.51
      09/30/08        13,771.46          14,169.42
      10/31/08        13,745.60          14,193.50
      11/30/08        13,842.85          14,417.76
      12/31/08        14,076.82          14,550.41
      01/31/09        14,370.08          14,822.50
      02/28/09        14,265.57          14,795.82
      03/31/09        14,370.28          14,889.03
      04/30/09        14,396.52          14,933.70
      05/31/09        14,429.39          14,953.11
      06/30/09        14,396.45          14,980.03
      07/31/09        14,561.54          15,153.80
      08/31/09        14,594.64          15,140.16
      09/30/09        14,760.49          15,268.85
      10/31/09        14,654.11          15,233.73
      11/30/09        14,813.97          15,372.36
      12/31/09        14,780.60          15,390.80


 AVERAGE ANNUAL PERFORMANCE                          For the Years Ended
                                                       December 31, 2009
                                           One Year  Five Year  Ten Year
  Near-Term Tax Free Fund                   5.00%      3.32%     3.98%
  ----------------------------------------------------------------------
  Barclays Capital 3-Year Municipal Bond
    Index                                   5.78%      4.03%     4.40%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The Barclays Capital 3-Year Municipal Bond Index is a total return benchmark designed for municipal assets. The index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million and have a maturity of two to four years. The returns for the index reflect no deduction for fees, expenses or taxes.

  Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 0.45%. The Adviser can modify or terminate this arrangement at any time.

 TAX FREE FUNDS

 TAX FREE FUND

                       [Tax Free Fund Graph]

                                           Barclays Capital
                                          10-Year Municipal
         Date          Tax Free Fund         Bond Index
         ----          -------------         ----------

       12/31/99        $ 10,000.00          $ 10,000.00
       01/31/00           9,898.93             9,959.15
       02/29/00          10,038.16            10,037.34
       03/31/00          10,305.12            10,232.59
       04/28/00          10,224.53            10,181.20
       05/31/00          10,140.00            10,120.80
       06/30/00          10,426.59            10,395.78
       07/31/00          10,575.93            10,540.00
       08/31/00          10,738.71            10,703.00
       09/29/00          10,658.38            10,654.00
       10/31/00          10,795.55            10,763.00
       11/30/00          10,883.03            10,821.00
       12/31/00          11,174.49            11,076.00
       01/31/01          11,276.67            11,218.98
       02/28/01          11,295.50            11,237.80
       03/30/01          11,394.66            11,333.62
       04/30/01          11,246.78            11,193.21
       05/31/01          11,362.86            11,315.05
       06/30/01          11,449.75            11,382.34
       07/31/01          11,614.55            11,539.19
       08/31/01          11,809.73            11,734.77
       09/30/01          11,757.63            11,719.40
       10/31/01          11,897.95            11,864.05
       11/30/01          11,752.26            11,710.49
       12/31/01          11,600.24            11,587.71
       01/31/02          11,808.58            11,806.72
       02/28/02          11,961.70            11,975.56
       03/31/02          11,697.86            11,728.86
       04/30/02          11,959.68            12,000.97
       05/31/02          12,021.16            12,057.37
       06/30/02          12,157.49            12,206.88
       07/31/02          12,302.22            12,369.24
       08/31/02          12,429.45            12,530.04
       09/30/02          12,680.66            12,829.50
       10/31/02          12,472.00            12,596.01
       11/30/02          12,398.16            12,492.72
       12/31/02          12,644.70            12,766.31
       01/31/03          12,603.98            12,698.65
       02/28/03          12,765.10            12,918.34
       03/31/03          12,751.81            12,924.79
       04/30/03          12,835.87            13,020.44
       05/31/03          13,136.98            13,392.82
       06/30/03          13,067.95            13,328.54
       07/31/03          12,557.62            12,768.74
       08/31/03          12,664.34            12,878.55
       09/30/03          13,012.38            13,312.56
       10/31/03          12,934.24            13,211.38
       11/30/03          13,028.27            13,354.06
       12/31/03          13,111.01            13,495.62
       01/31/04          13,188.75            13,552.30
       02/29/04          13,378.36            13,790.82
       03/31/04          13,312.90            13,712.21
       04/30/04          12,998.34            13,333.75
       05/31/04          12,959.05            13,341.75
       06/30/04          12,904.75            13,385.78
       07/31/04          13,022.26            13,569.17
       08/31/04          13,207.52            13,866.33
       09/30/04          13,262.29            13,939.82
       10/31/04          13,352.71            14,051.34
       11/30/04          13,241.53            13,892.56
       12/31/04          13,390.94            14,056.49
       01/31/05          13,484.34            14,175.97
       02/28/05          13,416.81            14,086.67
       03/31/05          13,332.68            13,962.70
       04/30/05          13,514.69            14,233.58
       05/31/05          13,593.87            14,328.94
       06/30/05          13,650.14            14,412.05
       07/31/05          13,600.32            14,289.55
       08/31/05          13,722.45            14,463.88
       09/30/05          13,642.25            14,333.71
       10/31/05          13,575.21            14,224.77
       11/30/05          13,639.11            14,312.97
       12/31/05          13,763.00            14,443.21
       01/31/06          13,798.03            14,489.43
       02/28/06          13,905.74            14,574.92
       03/31/06          13,820.39            14,424.80
       04/30/06          13,822.67            14,398.83
       05/31/06          13,871.96            14,496.74
       06/30/06          13,828.25            14,431.51
       07/31/06          13,982.92            14,623.45
       08/31/06          14,170.60            14,873.51
       09/30/06          14,250.81            14,982.09
       10/31/06          14,325.44            15,071.98
       11/30/06          14,419.08            15,191.05
       12/31/06          14,383.85            15,119.65
       01/31/07          14,342.62            15,051.61
       02/28/07          14,516.43            15,263.84
       03/31/07          14,486.78            15,233.31
       04/30/07          14,521.30            15,282.06
       05/31/07          14,463.98            15,202.59
       06/30/07          14,401.67            15,120.50
       07/31/07          14,499.04            15,256.58
       08/31/07          14,474.92            15,294.72
       09/30/07          14,689.14            15,499.67
       10/31/07          14,730.41            15,553.92
       11/30/07          14,813.26            15,726.57
       12/31/07          14,863.37            15,770.60
       01/31/08          15,082.89            16,090.75
       02/28/08          14,512.05            15,422.98
       03/31/08          14,883.49            15,819.35
       04/30/08          15,015.98            15,912.69
       05/31/08          15,075.60            15,992.25
       06/30/08          14,911.14            15,825.93
       07/31/08          14,996.13            15,947.79
       08/31/08          15,152.86            16,171.06
       09/30/08          14,609.62            15,584.05
       10/31/08          14,613.41            15,454.70
       11/30/08          14,646.33            15,658.70
       12/31/08          14,943.58            16,007.89
       01/31/09          15,373.27            16,760.26
       02/28/09          15,366.88            16,632.89
       03/31/09          15,373.29            16,554.71
       04/30/09          15,559.98            16,857.66
       05/31/09          15,618.09            16,948.69
       06/30/09          15,461.39            16,709.72
       07/31/09          15,708.25            17,072.32
       08/31/09          15,875.11            17,265.24
       09/30/09          16,273.95            17,812.54
       10/31/09          16,007.75            17,374.35
       11/30/09          16,136.65            17,643.66
       12/31/09          16,143.25            17,587.20

 AVERAGE ANNUAL PERFORMANCE                          For the Years Ended
                                                       December 31, 2009

                                           One Year  Five Year  Ten Year
  Tax Free Fund                             8.03%      3.81%     4.90%
  ----------------------------------------------------------------------
  Barclays Capital 10-Year Municipal Bond
    Index                                   9.85%      4.58%     5.80%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The Barclays Capital 10-Year Municipal Bond Index is a total return benchmark designed for long-term municipal assets. The index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least
  $5 million and have a maturity of 8 to 12 years. The returns for the index reflect no deduction for fees, expenses or taxes.

  Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 0.70%. The Adviser can modify or terminate this arrangement at any time.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUNDS

Broadly speaking, the municipal market exhibited extremely strong performance during 2009 as the Barclays Capital Municipal Bond
Index(1) rose 12.91 percent. This was the best annual return for the municipal market since 1995.

 TAX FREE FUNDS

The trend in 2009, during which low quality and long duration outperformed, was a reversal of 2008. For example, in 2009 the Barclay's BBB Index appreciated more than 26 percent while the AAA-rated Index rose about 9 percent. In 2008, the BBB Index fell more than 21 percent, while the AAA Index rose 1.6 percent. The funds' conservative credit profile was extremely beneficial last year but hampered relative performance in 2009.

From a yield-curve perspective, the long end of the curve significantly outperformed. Long-term municipals (greater than 22 years to maturity) rose 23.43 percent, while the 3- and 10-year segments of the curve rose 5.78 and 9.85 percent, respectively.

Revenue-backed municipals modestly outperformed general-obligation bonds as lower quality bonds generally outperformed. Low quality bonds within the revenue-backed universe that outperformed included industrial development-backed municipals which rose nearly 37 percent; other lower quality outperformers included hospitals and housing backed issues. High-yield bonds rose 32.73 percent after falling 27 percent in 2008.

In specialty state trading, Puerto Rico, Ohio and Arizona outperformed, while Massachusetts, Connecticut and Pennsylvania underperformed.

The Federal Reserve continued the quantitative easing policies that began in the fourth quarter of 2008 and has pledged to keep interest rates low for an extended period of time.

INVESTMENT HIGHLIGHTS

Over the year ended December 31, 2009, the Near-Term Tax Free Fund posted a 5.00 percent return, while the Tax Free Fund returned 8.03 percent. The Near-Term Tax Free Fund trailed the performance of its benchmark, the Barclays Capital 3-Year Municipal Bond Index, which returned 5.78 percent. The Tax Free Fund trailed the performance of its benchmark, the Barclays Capital 10-Year Municipal Bond Index, which returned 9.85 percent. Both funds also lagged their respective Lipper peer groups over the 12-month period. The performance difference for the funds was primarily driven by fund credit and maturity preferences relative to the benchmark and peer group. Both funds previously benefited from a conservative credit profile over the past few years, which led to peer group outperformance in the past, but that trend reversed in 2009.

STRENGTHS

* The Tax Free Fund maintained significant exposure to hospital-backed municipals, which outperformed.

 TAX FREE FUNDS

* Both funds were significantly overweight Texas municipals, which outperformed.

* The funds were underweight California, which underperformed.

WEAKNESSES

* Both funds maintained a conservative credit profile, which negatively impacted performance relative to the benchmark and peer group.

* Both funds had little to no exposure in the best-performing sectors of the market, including tobacco, housing and high-yield bonds.

* The funds had limited exposure to the longest maturities, which fared best during the year.

CURRENT OUTLOOK

OPPORTUNITIES

* California state general obligation bonds were trading at historically cheap levels. If the state can reach a sensible solution to its budget problems, spreads should tighten significantly, which would result in a decrease in yields and an increase in market values.

* Michigan and Puerto Rico are two other areas that appear attractive as sentiment appears to have become too negative, raising the chances of a reversal.

THREATS

* Continued outperformance of low-quality bonds is the most significant threat on a relative basis.

* When the Fed reverses its monetary policy stance and begins to raise interest rates, the macro environment will become more difficult.

(1) The Barclays Capital Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market.

 TAX FREE FUNDS

 NEAR-TERM TAX FREE FUND
 MUNICIPAL BOND RATINGS                            December 31, 2009
 (BASED ON TOTAL MUNICIPAL BONDS)

                            [Pie Chart]

AA         37.9%
AAA        32.9%
A          25.5%
BBB         2.2%
Not Rated   1.4%
B           0.1%


 TAX FREE FUND
 MUNICIPAL BOND RATINGS                            December 31, 2009
 (BASED ON TOTAL MUNICIPAL BONDS)

                            [Pie Chart]

AAA        36.7%
AA         29.2%
A          26.3%
BBB         6.2%
Not Rated   1.2%
B           0.4%

 ALL AMERICAN EQUITY FUND

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The principal objective of the All American Equity Fund (GBTFX) is to seek long-term capital appreciation by investing primarily in a broadly diversified portfolio of domestic common stocks. The fund invests in large-capitalization stocks, while retaining the flexibility to seek out promising individual stock opportunities.

PERFORMANCE GRAPH

 ALL AMERICAN EQUITY FUND

                  [All American Equity Fund Graph]

                   All American         S&P
        Date       Equity Fund       500 Index
        ----       -----------       ---------
      12/31/99     $ 10,000.00      $ 10,000.00
      01/31/00        9,500.65         9,497.63
      02/29/00        9,296.57         9,318.02
      03/31/00       10,113.33        10,229.02
      04/28/00        9,863.43         9,921.39
      05/31/00        9,580.94         9,717.71
      06/30/00        9,821.27         9,957.32
      07/31/00        9,558.24         9,801.78
      08/31/00       10,193.00        10,410.26
      09/29/00        9,434.34         9,860.79
      10/31/00        9,090.87         9,818.97
      11/30/00        8,072.61         9,045.41
      12/31/00        8,119.20         9,089.78
      01/31/01        8,188.59         9,412.07
      02/28/01        7,192.08         8,554.41
      03/30/01        6,681.89         8,012.78
      04/30/01        7,298.94         8,634.95
      05/31/01        7,257.24         8,692.89
      06/30/01        7,075.19         8,481.40
      07/31/01        6,913.88         8,397.86
      08/31/01        6,393.81         7,872.69
      09/30/01        6,110.41         7,237.00
      10/31/01        6,182.76         7,375.07
      11/30/01        6,555.62         7,940.66
      12/31/01        6,572.31         8,010.28
      01/31/02        6,349.71         7,893.45
      02/28/02        6,193.89         7,741.19
      03/31/02        6,477.71         8,032.36
      04/30/02        6,154.94         7,545.59
      05/31/02        6,586.23         7,490.20
      06/30/02        5,898.94         6,956.87
      07/31/02        5,119.84         6,414.72
      08/31/02        5,214.44         6,456.72
      09/30/02        4,755.33         5,755.65
      10/31/02        4,991.84         6,261.76
      11/30/02        5,011.32         6,629.96
      12/31/02        4,824.89         6,240.67
      01/31/03        4,760.89         6,077.50
      02/28/03        4,682.98         5,986.18
      03/31/03        4,752.54         6,044.14
      04/30/03        5,111.49         6,541.76
      05/31/03        5,339.66         6,886.10
      06/30/03        5,328.53         6,974.07
      07/31/03        5,459.31         7,097.08
      08/31/03        5,645.73         7,235.22
      09/30/03        5,567.82         7,158.61
      10/31/03        5,985.20         7,563.36
      11/30/03        6,199.46         7,629.83
      12/31/03        6,335.80         8,029.69
      01/31/04        6,355.28         8,177.05
      02/29/04        6,438.75         8,290.67
      03/31/04        6,391.45         8,165.62
      04/30/04        6,032.50         8,037.59
      05/31/04        6,107.63         8,147.67
      06/30/04        6,269.02         8,306.05
      07/31/04        5,912.86         8,030.78
      08/31/04        5,898.94         8,063.04
      09/30/04        6,082.59         8,150.31
      10/31/04        6,174.41         8,274.82
      11/30/04        6,547.27         8,609.52
      12/31/04        6,655.79         8,902.40
      01/31/05        6,497.19         8,685.40
      02/28/05        6,733.70         8,868.08
      03/31/05        6,622.40         8,711.21
      04/30/05        6,394.23         8,546.08
      05/31/05        6,653.01         8,817.76
      06/30/05        6,808.83         8,830.39
      07/31/05        7,073.17         9,158.64
      08/31/05        7,056.47         9,075.03
      09/30/05        7,356.98         9,148.49
      10/31/05        7,134.38         8,995.90
      11/30/05        7,437.68         9,335.80
      12/31/05        7,445.97         9,339.11
      01/31/06        8,142.79         9,586.38
      02/28/06        7,821.40         9,612.31
      03/31/06        8,216.74         9,731.94
      04/30/06        8,393.07         9,862.54
      05/31/06        7,886.81         9,579.04
      06/30/06        7,847.00         9,591.76
      07/31/06        7,744.61         9,650.88
      08/31/06        7,792.96         9,880.16
      09/30/06        7,707.63        10,134.61
      10/31/06        7,989.20        10,464.66
      11/30/06        8,404.45        10,663.33
      12/31/06        8,258.13        10,812.88
      01/31/07        8,379.62        10,976.24
      02/28/07        8,366.49        10,762.21
      03/31/07        8,524.10        10,882.31
      04/30/07        8,875.44        11,364.20
      05/31/07        9,269.46        11,760.36
      06/30/07        9,384.39        11,565.10
      07/31/07        9,210.36        11,206.96
      08/31/07        9,124.99        11,374.71
      09/30/07       10,011.55        11,799.67
      10/31/07       10,812.73        11,987.33
      11/30/07       10,100.20        11,485.97
      12/31/07       10,489.99        11,406.49
      01/31/08        9,406.70        10,722.40
      02/28/08        9,410.35        10,374.35
      03/31/08        9,158.68        10,329.45
      04/30/08        9,687.55        10,832.41
      05/31/08       10,139.83        10,972.70
      06/30/08        9,946.52        10,048.54
      07/31/08        9,351.99         9,964.04
      08/31/08        9,045.61        10,108.25
      09/30/08        7,849.25         9,208.54
      10/31/08        7,024.93         7,662.15
      11/30/08        6,196.97         7,112.18
      12/31/08        6,323.64         7,187.12
      01/31/09        5,798.19         6,582.06
      02/28/09        5,280.04         5,883.51
      03/31/09        5,531.82         6,397.96
      04/30/09        6,133.90         7,009.76
      05/31/09        6,298.10         7,401.38
      06/30/09        6,152.14         7,416.16
      07/31/09        6,480.55         7,976.37
      08/31/09        6,695.84         8,263.95
      09/30/09        6,922.07         8,572.10
      10/31/09        6,648.40         8,413.06
      11/30/09        6,995.05         8,917.57
      12/31/09        7,193.17         9,089.74


 AVERAGE ANNUAL PERFORMANCE                          For the Years Ended
                                                       December 31, 2009

                                           One Year  Five Year  Ten Year
  All American Equity Fund                  13.75%     1.56%    (3.24)%
  ----------------------------------------------------------------------
  S&P 500 Index                             26.47%     0.42%    (0.95)%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The returns for the index reflect no deduction for fees, expenses or taxes.

  Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 2.20%. The Adviser can modify or terminate this arrangement at any time.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

 ALL AMERICAN EQUITY FUND

THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

The U.S economy had officially been in recession for 13 months at the start of 2009, and the first two quarters of the year continued the trend with GDP declines of 6.4 percent and 0.7 percent, respectively. Third-quarter GDP was a positive 2.2 percent, and the fourth quarter was a positive 5.7 percent.

As a result of the recession and its associated stress on the financial system, the government implemented significant monetary and fiscal responses to aid the economy. The monetary response included a quantitative-easing policy by the Federal Reserve, which targeted the federal funds rate between zero and 0.25 percent. This resulted in low short-term interest rates. Fiscal responses included the $787 billion stimulus bill passed by Congress and signed by President Obama in February.

Inflation remained contained near the end of the period, with the Consumer Price Index for all items being up 2.7 percent for the 12 months ended December 31, 2009. Excluding food and energy, CPI rose
1.8 percent for 2009.

The employment picture continued to worsen. Unemployment rose to a 26-year high of 10.1 percent in October 2009. In December 2009, the jobless level was 10.0 percent.

The yield on the 10-year Treasury note ended the period at 3.84 percent, up from 2.21 percent at the end of December 2008. The increase in rates came as investors formed expectations that the economy had begun to recover from the recession.

Stock-market performance was marked by extreme swings over the year. The S&P 500 Index began the year at 903 and then fell 25 percent to a bottom of 677 on March 9. A recovery, interrupted only by some short-term corrections, carried the S&P 500 to 1,115 at year-end, up 65 percent from the March low.

INVESTMENT HIGHLIGHTS

OVERVIEW

The fund returned 13.75 percent for the year ended December 31, 2009, compared to a 26.47 percent return for the S&P 500 Index, the fund's benchmark.

 ALL AMERICAN EQUITY FUND

Because the fund is actively managed, and a holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. Its annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

STRENGTHS

* Information technology was the best-performing sector, and the fund benefited by being overweight the sector. The driving forces behind the sector's outperformance was in part investor anticipation of higher corporate spending on technology, as well as a period of inventory restocking after the massive de-stocking that occurred at the end of 2008. The fund benefited from holdings in Apple, Inc.,(1) Cree, Inc.(2) and Western Digital Corp.(3)

* The fund's relative performance benefited from an overweighting in the energy sector and from holdings such as Linn Energy LLC,(4) Petroleo Brasileiro S.A.(5) and Pride International, Inc.(6) A driver of energy holdings was an increase in the price of crude oil to $79.62 per barrel, up about 78 percent during the year.

WEAKNESSES

* The fund's industrial sector investments diminished the fund's return. The fund was underweight the sector, which underperformed the benchmark index, but investments in Atlas Air Worldwide Holdings, Inc.,(5) Aerovironment, Inc.,(5) and USG Corp.(5) detracted from the fund's return.

* An underweight position in consumer discretion (the third-best performing S&P 500 sector) hurt the fund. The decision to underweight the sector was based on a negative outlook for discretionary spending in the current economic environment, given rising unemployment and stagnant wage growth. When evidence of "green shoots" in the economy appeared, many of these stocks came back very strongly.

CURRENT OUTLOOK

The fund ended the year offensively positioned with overweights in technology and materials in anticipation of a recovering economy and increased corporate profits. The offensive posture was mitigated slightly by a low double-digit cash position.

OPPORTUNITIES

* A robust continuing economic recovery, which is expected by some investors, should be positive for corporate profits and stock prices.

 ALL AMERICAN EQUITY FUND

* The fiscal stimulus program launched by the government in 2009 should continue to benefit economic activity in 2010 as more of the earmarked funds are put to work.

* Low interest rates, if continued throughout 2010, should provide a favorable backdrop for the economy and stock prices.

THREATS

* The Obama administration may continue to take a more active role in regulatory oversight. Periods of increased regulation are in general considered negative for business.

* China has taken steps to diversify some of its foreign reserves away from the dollar. This may lead it to reduce its purchases of U.S. Treasury securities, which would result in higher interest rates. Higher interest rates could be a headwind for stocks.

* A headwind for stocks could be created by governments around the world beginning to wind down their monetary and fiscal stimulus programs put in place during the economic crisis.

(1)This security comprised 4.17% of the total net assets of the fund as of December 31, 2009.

(2)This security comprised 2.72% of the total net assets of the fund as of December 31, 2009.

(3)This security comprised 1.61% of the total net assets of the fund as of December 31, 2009.

(4)This security comprised 2.04% of the total net assets of the fund as of December 31, 2009.

(5)The fund did not hold this security as of December 31, 2009.

(6)This security comprised 1.40% of the total net assets of the fund as of December 31, 2009.

 ALL AMERICAN EQUITY FUND

 TOP 10 HOLDINGS BASED ON NET ASSETS               December 31, 2009
 (EXCLUDING REPURCHASE AGREEMENTS)

   APPLE, INC.                                              4.17%
     COMPUTERS
   ---------------------------------------------------------------
   SALESFORCE.COM, INC.                                     3.14%
     APPLICATIONS SOFTWARE
   ---------------------------------------------------------------
   MEDCO HEALTH SOLUTIONS, INC.                             2.92%
     PHARMACY SERVICES
   ---------------------------------------------------------------
   CREE, INC.                                               2.72%
     ELECTRONICS & COMPONENTS
   ---------------------------------------------------------------
   AMERICAN TOWER CORP.                                     2.63%
     WIRELESS EQUIPMENT
   ---------------------------------------------------------------
   NETAPP, INC.                                             2.51%
     COMPUTERS - MEMORY DEVICES
   ---------------------------------------------------------------
   J. CREW GROUP, INC.                                      2.45%
     RETAIL
   ---------------------------------------------------------------
   CSX CORP.                                                2.36%
     TRANSPORTATION
   ---------------------------------------------------------------
   SANDISK CORP.                                            2.20%
     COMPUTERS - MEMORY DEVICES
   ---------------------------------------------------------------
   AMAZON.COM, INC.                                         2.05%
     E-COMMERCE
   ---------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  27.15%

 ALL AMERICAN EQUITY FUND

 ALL AMERICAN EQUITY FUND
 PORTFOLIO ALLOCATION BY INDUSTRY SECTOR           December 31, 2009
 BASED ON TOTAL INVESTMENTS

                            [Pie Chart]

Technology               23.1%
Health Care              11.6%
Cash Equivalent          10.7%
Materials                10.5%
Energy                   10.0%
Financials                9.3%
Consumer Discretion       6.8%
Industrials               7.4%
Consumer Staples          4.6%
Other                     3.4%
Telecommunications        2.6%

 HOLMES GROWTH FUND

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Holmes Growth Fund (ACBGX) focuses on companies with good growth prospects and strong positive earnings momentum. Our primary objective is long-term capital appreciation.

PERFORMANCE GRAPH

 HOLMES GROWTH FUND

                     [Holmes Growth Fund Graph]

                                                        S&P
                  Holmes Growth       S&P 500        Composite
        Date           Fund            Index         1500 Index
        ----      -------------       -------        ----------

      12/31/99     $ 10,000.00      $ 10,000.00     $ 10,000.00
      01/31/00       10,155.84         9,497.63        9,518.17
      02/29/00       13,564.94         9,318.02        9,436.15
      03/31/00       12,879.87        10,229.02       10,308.20
      04/28/00       11,538.96         9,921.39        9,997.99
      05/31/00       10,090.91         9,717.71        9,795.87
      06/30/00       10,584.42         9,957.32       10,041.09
      07/31/00        9,642.86         9,801.78        9,901.82
      08/31/00       10,993.51        10,410.26       10,554.84
      09/29/00       10,165.58         9,860.79       10,036.94
      10/31/00        9,418.83         9,818.97        9,976.70
      11/30/00        8,160.57         9,045.41        9,186.10
      12/31/00        8,277.58         9,089.78        9,303.72
      01/31/01        8,043.55         9,412.07        9,625.21
      02/28/01        6,951.43         8,554.41        8,779.67
      03/30/01        6,340.37         8,012.78        8,219.79
      04/30/01        6,401.04         8,634.95        8,875.70
      05/31/01        6,362.04         8,692.89        8,949.07
      06/30/01        6,193.02         8,481.40        8,759.84
      07/31/01        5,998.00         8,397.86        8,668.48
      08/31/01        5,815.98         7,872.69        8,155.34
      09/30/01        5,564.61         7,237.00        7,455.63
      10/31/01        5,599.28         7,375.07        7,622.19
      11/30/01        5,772.64         7,940.66        8,202.64
      12/31/01        6,019.66         8,010.28        8,314.36
      01/31/02        6,041.33         7,893.45        8,205.20
      02/28/02        5,963.33         7,741.19        8,059.33
      03/31/02        6,184.35         8,032.36        8,393.84
      04/30/02        6,401.04         7,545.59        7,946.54
      05/31/02        6,292.69         7,490.20        7,872.15
      06/30/02        5,872.32         6,956.87        7,315.99
      07/31/02        5,144.23         6,414.72        6,718.23
      08/31/02        4,936.21         6,456.72        6,762.09
      09/30/02        4,888.54         5,755.65        6,053.15
      10/31/02        5,022.89         6,261.76        6,551.81
      11/30/02        5,395.60         6,629.96        6,935.26
      12/31/02        4,845.20         6,240.67        6,543.20
      01/31/03        4,940.55         6,077.50        6,368.78
      02/28/03        4,888.54         5,986.18        6,265.08
      03/31/03        4,667.52         6,044.14        6,324.47
      04/30/03        4,728.19         6,541.76        6,840.38
      05/31/03        4,970.88         6,886.10        7,222.61
      06/30/03        4,992.55         6,974.07        7,318.40
      07/31/03        5,135.57         7,097.08        7,466.63
      08/31/03        5,330.59         7,235.22        7,635.28
      09/30/03        5,287.25         7,158.61        7,546.27
      10/31/03        5,872.32         7,563.36        7,993.01
      11/30/03        5,937.32         7,629.83        8,089.38
      12/31/03        5,898.32         8,029.69        8,477.76
      01/31/04        6,067.34         8,177.05        8,639.01
      02/29/04        6,076.00         8,290.67        8,768.19
      03/31/04        6,084.67         8,165.62        8,659.35
      04/30/04        5,945.99         8,037.59        8,505.71
      05/31/04        6,045.67         8,147.67        8,627.77
      06/30/04        6,227.69         8,306.05        8,809.86
      07/31/04        5,902.65         8,030.78        8,500.63
      08/31/04        5,789.97         8,063.04        8,525.82
      09/30/04        6,110.67         8,150.31        8,644.77
      10/31/04        6,232.02         8,274.82        8,778.52
      11/30/04        6,691.41         8,609.52        9,163.03
      12/31/04        6,873.43         8,902.40        9,476.87
      01/31/05        6,682.74         8,685.40        9,245.84
      02/28/05        6,899.43         8,868.08        9,452.68
      03/31/05        6,708.74         8,711.21        9,288.12
      04/30/05        6,379.37         8,546.08        9,082.72
      05/31/05        6,687.07         8,817.76        9,404.91
      06/30/05        6,916.76         8,830.39        9,447.69
      07/31/05        7,311.14         9,158.64        9,820.42
      08/31/05        7,397.82         9,075.03        9,726.84
      09/30/05        7,588.50         9,148.49        9,805.57
      10/31/05        7,176.79         8,995.90        9,632.18
      11/30/05        7,449.82         9,335.80       10,009.66
      12/31/05        7,540.83         9,339.11       10,015.36
      01/31/06        8,216.91         9,586.38       10,331.86
      02/28/06        8,056.56         9,612.31       10,345.74
      03/31/06        8,390.26         9,731.94       10,502.05
      04/30/06        8,550.61         9,862.54       10,637.60
      05/31/06        8,095.56         9,579.04       10,310.33
      06/30/06        8,039.22         9,591.76       10,322.89
      07/31/06        7,748.86         9,650.88       10,339.25
      08/31/06        7,753.19         9,880.16       10,571.75
      09/30/06        7,696.85        10,134.61       10,820.72
      10/31/06        7,948.21        10,464.66       11,188.52
      11/30/06        8,164.90        10,663.33       11,418.58
      12/31/06        8,017.55        10,812.88       11,555.96
      01/31/07        8,299.25        10,976.24       11,751.80
      02/28/07        8,195.24        10,762.21       11,554.36
      03/31/07        8,355.59        10,882.31       11,689.98
      04/30/07        8,767.30        11,364.20       12,185.77
      05/31/07        9,300.36        11,760.36       12,631.07
      06/30/07        9,374.04        11,565.10       12,416.18
      07/31/07        9,265.69        11,206.96       12,011.10
      08/31/07        9,226.69        11,374.71       12,188.43
      09/30/07       10,149.79        11,799.67       12,622.74
      10/31/07       10,739.19        11,987.33       12,835.86
      11/30/07       10,054.44        11,485.97       12,275.04
      12/31/07       10,453.15        11,406.49       12,196.20
      01/31/08        9,369.70        10,722.40       11,468.22
      02/28/08        9,538.72        10,374.35       11,109.25
      03/31/08        9,148.68        10,329.45       11,059.28
      04/30/08        9,638.40        10,832.41       11,618.90
      05/31/08       10,141.12        10,972.70       11,819.97
      06/30/08        9,915.76        10,048.54       10,842.13
      07/31/08        8,940.65         9,964.04       10,753.35
      08/31/08        8,554.94        10,108.25       10,922.18
      09/30/08        7,402.15         9,208.54        9,943.31
      10/31/08        6,128.01         7,662.15        8,221.43
      11/30/08        5,512.61         7,112.18        7,605.13
      12/31/08        5,542.95         7,187.12        7,719.95
      01/31/09        5,152.90         6,582.06        7,064.57
      02/28/09        4,706.52         5,883.51        6,317.00
      03/31/09        5,144.23         6,397.96        6,869.43
      04/30/09        5,603.62         7,009.76        7,573.01
      05/31/09        6,115.01         7,401.38        7,967.48
      06/30/09        6,019.66         7,416.16        7,989.65
      07/31/09        6,344.70         7,976.37        8,608.17
      08/31/09        6,323.03         8,263.95        8,919.41
      09/30/09        6,665.40         8,572.10        9,270.60
      10/31/09        6,366.37         8,413.06        9,065.45
      11/30/09        6,561.39         8,917.57        9,584.49
      12/31/09        6,734.74         9,089.74        9,825.43

 AVERAGE ANNUAL PERFORMANCE                         For the Years Ended
                                                      December 31, 2009

                                         One Year  Five Year   Ten Year
Holmes Growth Fund                        21.50%    (0.41)%     (3.87)%
------------------------------------------------------------------------
S&P 500 Index                             26.47%     0.42%      (0.95)%
------------------------------------------------------------------------
S&P Composite 1500 Index                  27.27%     0.72%      (0.18)%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The S&P Composite 1500
Index is a broad-based capitalization-weighted index of 1500 U.S.
companies and is comprised of the S&P 400, S&P 500 and the S&P 600. The returns for the indexes reflect no deduction for fees, expenses or taxes.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 2.20%. The Adviser can modify or terminate this arrangement at any time.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

 HOLMES GROWTH FUND

THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

The U.S economy had officially been in recession for 13 months at the start of 2009, and the first two quarters of the year continued the trend with GDP declines of 6.4 percent and 0.7 percent, respectively. Third-quarter GDP was a positive 2.2 percent, and the fourth quarter was a positive 5.7 percent.

As a result of the recession and its associated stress on the financial system, the government implemented significant monetary and fiscal responses to aid the economy. The monetary response included a quantitative-easing policy by the Federal Reserve, which targeted the federal funds rate between zero and 0.25 percent. This resulted in low short-term interest rates. Fiscal responses included the $787 billion stimulus bill passed by Congress and signed by President Obama in February.

Inflation remained contained near the end of the period, with the Consumer Price Index for all items up 2.7 percent for the 12 months ended December 31, 2009. Excluding food and energy, CPI rose 1.8 percent for 2009.

The employment picture continued to worsen. Unemployment rose to a 26-year high of 10.1 percent in October 2009. In December 2009, the jobless level was 10.0 percent.

The yield on the 10-year Treasury note ended the period at 3.84 percent, up from 2.21 percent at the end of December 2008. The increase in rates came as investors formed expectations that the economy had begun to recover from the recession.

Stock-market performance was marked by extreme swings over the year. The S&P 500 Index began the year at 903 and then fell 25 percent to a bottom of 677 on March 9. A recovery, interrupted only by some short-term corrections, carried the S&P 500 to 1,115 at year-end, up 65 percent from the March low.

INVESTMENT HIGHLIGHTS

OVERVIEW

The fund returned 21.50 percent for the year, compared to a 27.27 percent return for the benchmark S&P Composite 1500 Index.

 HOLMES GROWTH FUND

Our investment approach combines top-down and bottom-up analyses. The top-down aspect reviews global trends that include economic outlooks, political and legislative environment, government policy changes, socioeconomic trends, currency effects and other macro items. The bottom-up analysis emphasizes companies that we believe have prospects to generate long-term, sustainable growth in cash flow and relatively high returns on capital.

Because the fund is actively managed, and a holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. Its annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

STRENGTHS

* Information technology was the best-performing sector, and although the fund was underweight the sector, it benefited by owning stocks such as CYBERplex, Inc.,(1) Ebix, Inc.,(2) and Cree, Inc.(3) Cree, Inc. stock was boosted by investor interest in lighting products powered by light-emitting diodes (LEDs).

* Materials was the second-best performing sector due to investor expectations that the global economy would begin to recover in the near future. The fund benefited from being overweight materials. It also benefited from a position in Eastern Platinum Ltd.,(4) as the price of platinum increased during the period. Other positions aiding performance were Silver Wheaton Corp.(5) and Gold Fields Ltd.(2)

WEAKNESSES

* Although the financial sector underperformed the benchmark index and was underweighted in the fund, security selection and timing detracted from the fund's performance. Positions in Ezcorp, Inc.,(2) Vornado Realty Trust(2) and Wells Fargo & Co.(2) negatively affected fund performance.

* Suboptimal security selection and timing in the fund's healthcare sector also diminished fund performance. Positions in Almost Family, Inc.(2) and LHC Group, Inc.(2) were affected negatively by proposed changes in Medicare reimbursement rates, while Emergent Biosolutions, Inc.(2) and Cubist Pharmaceuticals, Inc.(2) failed to live up to our expectations.

 HOLMES GROWTH FUND

FUND METRICS

--------------------------------------------------------------------------
                                           RETURN   P/E TO
                                             ON     GROWTH     AVERAGE
                       REVENUE  EARNINGS  EQUITY -  RATIO      MARKET
                       GROWTH    GROWTH     ROE     -PEG   CAPITALIZATION
--------------------------------------------------------------------------
Holmes Growth Fund      14.6%     18%      15.5%     1.5X   $22.7 Billion
--------------------------------------------------------------------------
S&P Composite 1500
  Index                 14.1%     -8%      10.2%     2.0X   $72.7 Billion
--------------------------------------------------------------------------

As of December 31, 2009, the average revenue growth for the stocks in the fund was a positive 14.6 percent year-over-year, slightly higher than the stocks in the S&P Composite 1500 Index. Earnings growth of the stocks in the fund was a positive 18 percent, while the S&P Composite 1500 Index saw earnings growth of negative 8 percent. The fund's holdings exhibited higher return on equity. Despite these higher growth rates, the price-to-projected-earnings-per-share growth rate (PEG ratio) is less than that of the S&P Composite 1500 Index (1.5x for the fund compared to 2.0x for the index).

CURRENT OUTLOOK

From a fund construction viewpoint, the fund was offensively positioned at December 31, 2009, by being overweight consumer discretion, materials, technology and energy.

OPPORTUNITIES

* A robust continuing economic recovery would be positive for corporate profits and stock prices.

* The fiscal stimulus program launched by the government in 2009 should continue to benefit economic activity in 2010 as more of the earmarked funds are put to work.

* Low interest rates, if continued throughout 2010, should provide a favorable backdrop for the economy and stock prices.

THREATS

* Should investors' expectations for an improving economy and increasing corporate profits not come to fruition on a reasonable time frame, it could be a threat to stock prices.

* Should long-term interest rates increase substantially, it would be negative for stocks.

* As governments around the world begin to wind down the monetary and fiscal stimulus programs put in place during the economic crisis, it will likely present a headwind for stocks.

(1)This security comprised 1.83% of the total net assets of the fund as of December 31, 2009.

(2)The fund did not hold this security as of December 31, 2009.

(3)This security comprised 2.71% of the total net assets of the fund as of December 31, 2009.

(4)This security comprised 0.73% of the total net assets of the fund as of December 31, 2009.

(5)This security comprised 0.58% of the total net assets of the fund as of December 31, 2009.


 TOP 10 HOLDINGS BASED ON NET ASSETS
 (EXCLUDING REPURCHASE AGREEMENTS)               December 31, 2009

   NEWFOUNDLAND CAPITAL CORP. LTD.                          6.84%
     RADIO
   ---------------------------------------------------------------
   APPLE, INC.                                              3.41%
     COMPUTERS
   ---------------------------------------------------------------
   ALANGE ENERGY CORP.                                      3.23%
     OIL & GAS EXPLORATION & PRODUCTION
   ---------------------------------------------------------------
   EXPRESS SCRIPTS, INC.                                    2.79%
     PHARMACY SERVICES
   ---------------------------------------------------------------
   CREE, INC.                                               2.71%
     ELECTRONICS & COMPONENTS
   ---------------------------------------------------------------
   CAPELLA EDUCATION CO.                                    2.43%
     SCHOOLS
   ---------------------------------------------------------------
   MASTERCARD, INC.                                         2.41%
     FINANCIAL SERVICES
   ---------------------------------------------------------------
   MEDCO HEALTH SOLUTIONS, INC.                             2.41%
     PHARMACY SERVICES
   ---------------------------------------------------------------
   PRICELINE.COM, INC.                                      2.35%
     E-COMMERCE
   ---------------------------------------------------------------
   RIVERBED TECHNOLOGY, INC.                                2.32%
     COMPUTERS
   ---------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  30.90%

 HOLMES GROWTH FUND

 HOLMES GROWTH FUND
 PORTFOLIO ALLOCATION BY INDUSTRY SECTOR              December 31, 2009
 BASED ON TOTAL INVESTMENTS

                            [Pie Chart]

Consumer Discretion        22.6%
Technology                 21.0%
Energy                     11.3%
Cash Equivalent            10.4%
Health Care                 9.7%
Materials                   7.3%
Industrial                  7.0%
Financials                  6.8%
Other                       3.9%

 GLOBAL MEGATRENDS FUND

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Global MegaTrends Fund (MEGAX) focuses on companies that are well positioned to benefit from future investments in global infrastructure, both in the private and public sectors. The fund considers a broad range of investable opportunities, including publicly traded infrastructure assets (such as airports and toll roads), select utilities, construction and engineering firms, telecom operators, select companies in the alternative energy space, and companies in the steel, cement and raw materials sectors.

PERFORMANCE GRAPH

 GLOBAL MEGATRENDS FUND

                   [Global MegaTrends Fund Graph]

                    Global MegaTrends       S&P 500
         Date              Fund              Index
         ----       -----------------       -------
       12/31/99       $ 10,000.00       $ 10,000.00
       01/31/00          9,500.00          9,497.63
       02/29/00          9,583.33          9,318.02
       03/31/00         10,722.22         10,229.02
       04/28/00         10,685.19          9,921.39
       05/31/00         10,907.41          9,717.71
       06/30/00         10,481.48          9,957.32
       07/31/00         10,787.04          9,801.78
       08/31/00         11,629.63         10,410.26
       09/29/00         11,435.19          9,860.79
       10/31/00         11,453.70          9,818.97
       11/30/00         10,858.67          9,045.41
       12/31/00         11,671.01          9,089.78
       01/31/01         12,051.48          9,412.07
       02/28/01         11,609.32          8,554.41
       03/30/01         10,992.35          8,012.78
       04/30/01         11,989.78          8,634.95
       05/31/01         12,061.76          8,692.89
       06/30/01         11,537.34          8,481.40
       07/31/01         10,889.52          8,397.86
       08/31/01          9,881.80          7,872.69
       09/30/01          8,904.93          7,237.00
       10/31/01          9,460.20          7,375.07
       11/30/01          9,748.12          7,940.66
       12/31/01         10,190.29          8,010.28
       01/31/02          9,389.30          7,893.45
       02/28/02          9,055.56          7,741.19
       03/31/02          9,889.92          8,032.36
       04/30/02          9,578.42          7,545.59
       05/31/02          9,444.93          7,490.20
       06/30/02          8,410.32          6,956.87
       07/31/02          7,164.35          6,414.72
       08/31/02          7,564.84          6,456.72
       09/30/02          6,964.10          5,755.65
       10/31/02          7,364.60          6,261.76
       11/30/02          7,442.47          6,629.96
       12/31/02          7,118.27          6,240.67
       01/31/03          7,252.57          6,077.50
       02/28/03          7,252.57          5,986.18
       03/31/03          7,073.50          6,044.14
       04/30/03          7,454.03          6,541.76
       05/31/03          8,159.14          6,886.10
       06/30/03          8,315.84          6,974.07
       07/31/03          8,461.33          7,097.08
       08/31/03          8,964.99          7,235.22
       09/30/03          8,718.76          7,158.61
       10/31/03          9,233.60          7,563.36
       11/30/03          9,591.75          7,629.83
       12/31/03         10,264.80          8,029.69
       01/31/04         10,106.01          8,177.05
       02/29/04         10,468.96          8,290.67
       03/31/04         10,434.93          8,165.62
       04/30/04         10,117.35          8,037.59
       05/31/04         10,208.09          8,147.67
       06/30/04         10,400.91          8,306.05
       07/31/04         10,174.06          8,030.78
       08/31/04         10,196.75          8,063.04
       09/30/04         10,446.28          8,150.31
       10/31/04         10,434.93          8,274.82
       11/30/04         10,763.86          8,609.52
       12/31/04         11,092.79          8,902.40
       01/31/05         10,820.57          8,685.40
       02/28/05         11,172.18          8,868.08
       03/31/05         10,809.23          8,711.21
       04/30/05         10,650.44          8,546.08
       05/31/05         10,911.31          8,817.76
       06/30/05         11,160.84          8,830.39
       07/31/05         11,546.48          9,158.64
       08/31/05         11,796.01          9,075.03
       09/30/05         11,988.83          9,148.49
       10/31/05         11,682.59          8,995.90
       11/30/05         12,295.07          9,335.80
       12/31/05         12,410.96          9,339.11
       01/31/06         12,795.89          9,586.38
       02/28/06         12,399.30          9,612.31
       03/31/06         12,585.93          9,731.94
       04/30/06         12,749.23          9,862.54
       05/31/06         12,399.30          9,579.04
       06/30/06         12,399.30          9,591.76
       07/31/06         12,329.31          9,650.88
       08/31/06         12,480.95          9,880.16
       09/30/06         12,469.28         10,134.61
       10/31/06         12,912.53         10,464.66
       11/30/06         13,110.83         10,663.33
       12/31/06         13,036.13         10,812.88
       01/31/07         13,023.52         10,976.24
       02/28/07         12,746.15         10,762.21
       03/31/07         12,998.30         10,882.31
       04/30/07         13,691.71         11,364.20
       05/31/07         14,107.76         11,760.36
       06/30/07         14,107.76         11,565.10
       07/31/07         14,082.55         11,206.96
       08/31/07         14,309.48         11,374.71
       09/30/07         15,255.04         11,799.67
       10/31/07         16,074.53         11,987.33
       11/30/07         15,822.38         11,485.97
       12/31/07         16,234.56         11,406.49
       01/31/08         14,869.29         10,722.40
       02/28/08         15,139.64         10,374.35
       03/31/08         14,707.08         10,329.45
       04/30/08         15,734.41         10,832.41
       05/31/08         16,545.46         10,972.70
       06/30/08         15,761.44         10,048.54
       07/31/08         14,585.42          9,964.04
       08/31/08         14,085.27         10,108.25
       09/30/08         11,571.01          9,208.54
       10/31/08          8,921.57          7,662.15
       11/30/08          8,353.84          7,112.18
       12/31/08          8,498.73          7,187.12
       01/31/09          7,876.22          6,582.06
       02/28/09          7,118.37          5,883.51
       03/31/09          7,483.76          6,397.96
       04/30/09          8,417.54          7,009.76
       05/31/09          9,703.17          7,401.38
       06/30/09          9,486.65          7,416.16
       07/31/09         10,230.96          7,976.37
       08/31/09          9,973.83          8,263.95
       09/30/09         10,298.63          8,572.10
       10/31/09         10,027.97          8,413.06
       11/30/09         10,718.15          8,917.57
       12/31/09         11,060.84          9,089.74

 AVERAGE ANNUAL PERFORMANCE                          For the Years Ended
                                                       December 31, 2009
                                         One Year  Five Year   Ten Year
Global MegaTrends Fund                    30.15%    (0.06)%     1.01%
-----------------------------------------------------------------------
S&P 500 Index                             26.47%     0.42%     (0.95)%
-----------------------------------------------------------------------
S&P Global Infrastructure Index           25.28%     8.59%       n/a

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The S&P Global
Infrastructure Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastruc-ture universe. The index has balanced weights across three distinct infrastructure clusters: utilities, transportation and energy. The index commenced November 2001; it is not included in the graph as it had less than the full period of data. The returns for the indexes reflect no deduction for fees, expenses or taxes.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 2.35%. The Adviser can modify or terminate this arrangement at any time.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

 GLOBAL MEGATRANDS FUND

THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

2009 was a volatile year for the markets, including companies in the infrastructure space.

The first quarter was characterized by a gloom-and-doom outlook for the economy despite President Obama having taken office with promises to get the economy growing again. In addition, the swine flu epidemic scare had a devastating impact on the tourism industry, which was a negative for airport holdings in Mexico.

The turning point occurred as the market found a bottom in early March, which coincided with the Federal Reserve's decision to adopt a quantitative-easing policy. This period was characterized by a much more optimistic market outlook as stocks rallied even in the face of bad news. We ended the period with a growing number of headwinds as uncertainty surrounded the upcoming earnings season.

The infrastructure theme remained intact as many governments responded to the economic slowdown by investing in their national infrastructure. These policies are viewed by many as not only positive short-term job generators, but also creators of the long-term foundation of industrialized societies.

The $787 billion American Recovery and Reinvestment Act earmarked more than $70 billion for infrastructure spending. China dedicated 72 percent of its $586 billion fiscal stimulus measure toward infrastructure, and many projects were moving forward. This stimulus will likely sustain projects through 2010.

INVESTMENT HIGHLIGHTS

OVERVIEW

The fund had a 30.15 percent return in the 12-month period ended
December 31, 2009, compared to a 26.47 percent return for the S&P
500 Index, the fund's benchmark, and a 25.28 percent return for the S&P Global Infrastructure Index.

STRENGTHS

* Some of the fund's top performance contributors were international stocks. Pacific Rubiales Energy Corp.,(1) which produces oil and natural gas in South America, was the best performer and returned 717 percent for the fund. Trina Solar Ltd.,(2) a play on alternative energy in China,

 GLOBAL MEGATRANDS FUND

  returned 310 percent in the course of 2009. Novolipetsk Steel,(3) a Russian steel company, returned 184 percent as positive sentiment returned to Russia thanks to higher commodities prices.

* China Gas Holdings Ltd.(4), which distributes gas to consumers in China, returned 54 percent for the fund.

* In general, the fund's overseas holdings significantly outperformed the domestic holdings. Brazil's Bovespa Index(5) gained 145 percent and Russia's MICEX Index(6) rose 120 percent, both far surpassing the S&P 500 Index's 26 percent advance.

WEAKNESSES

* Utilities holdings in the United States were a drag on performance. These included FirstEnergy Corp.(7) and FPL Group,
  Inc.,(8) both of which significantly underperformed the S&P 500. Utilities, up 6.8 percent for the year, were the second-weakest performing group of the S&P 500.

* U.S. construction and engineering firms also lagged their international peers. For example, Foster Wheeler AG(9) advanced by 26 percent last year, compared with a 61 percent return of SNC-Lavalin Group, Inc.(10) in Canada.

CURRENT OUTLOOK

We believe the infrastructure theme will be prominent for many years to come due to the continuing trend toward population growth and urbanization, particularly in emerging nations. In developed countries, decades of underinvestment in infrastructure assets have resulted in a significant deterioration of existing infrastructure.

We are encouraged by the awareness of the political leaders around the world that investments in infrastructure are needed to sustain economic growth and competitiveness.

In addition, growing recognition of the need for alternative energy sources will continue despite the decline in crude oil prices from 2008's all-time highs. The U.S. Senate overwhelmingly approved tax credits for solar and wind power in late 2008, which likely will encourage continued investment in this sector.

OPPORTUNITIES

* China remains at the forefront of the infrastructure boom and will likely be a rich source of potential investments for years to come thanks to continued government support and healthy finances of the country.

 GLOBAL MEGATRANDS FUND

* We believe investments in alternative energy sources (including nuclear) will gain traction due to a global need for additional power, although oil prices lower than their 2008 peak may change the relative attractiveness of wind and solar.

* Improved water infrastructure will be crucial as emerging economies develop. Opportunities in this space are currently limited, but they offer significant potential both in desalination and waste treatment.

THREATS

* While many countries remain committed to improving their infrastructure, credit conditions remain tight and generally more difficult and expensive to obtain.

* Emerging markets have been extremely volatile over the past year, which makes for challenging investment conditions.

* Government subsidies are still required for a sustainable development of alternative energy. This support could change with the political climate.

 (1)This security comprised 0.32% of the fund's total net assets as of December 31, 2009.

 (2)This security comprised 2.83% of the fund's total net assets as of December 31, 2009.

 (3)This security comprised 2.74% of the fund's total net assets as of December 31, 2009.

 (4)This security comprised 1.52% of the fund's total net assets as of December 31, 2009.

 (5)The Bovespa Index is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange.

 (6)The MICEX Index is the real-time cap-weighted Russian composite index. It comprises 30 most liquid stocks of Russian largest and most developed companies from 10 main economy sectors. The MICEX Index is calculated and disseminated by the MICEX Stock
    Exchange, the main Russian stock exchange.

 (7)This security comprised 2.11% of the fund's total net assets as of December 31, 2009.

 (8)This security comprised 2.77% of the fund's total net assets as of December 31, 2009.

 (9)This security comprised 1.44% of the fund's total net assets as of December 31, 2009.

(10)This security comprised 1.80% of the fund's total net assets as of December 31, 2009.

 GLOBAL MEGATRANDS FUND

 TOP 10 HOLDINGS BASED ON NET ASSETS
 (EXCLUDING REPURCHASE AGREEMENTS)                 December 31, 2009

   GRUPO AEROPORTUARIO DEL SURESTE S.A.B DE C.V.            3.63%
     AIRPORTS
   ---------------------------------------------------------------
   GERDAU S.A.                                              3.58%
     STEEL - PRODUCERS
   ---------------------------------------------------------------
   HYFLUX LTD.                                              3.30%
     WATER TREATMENT SYSTEMS
   ---------------------------------------------------------------
   COMPANIA DE CONCESSOES RODOVIARIAS                       2.87%
     PUBLIC THOROUGHFARES
   ---------------------------------------------------------------
   TRINA SOLOR LTD.                                         2.83%
     ENERGY - ALTERNATE SOURCES
   ---------------------------------------------------------------
   FPL GROUP, INC.                                          2.77%
     ELECTRIC - INTEGRATED
   ---------------------------------------------------------------
   NOVOLIPETSK STEEL                                        2.74%
     STEEL - PRODUCERS
   ---------------------------------------------------------------
   VIVO PARTICIPACOES S.A.                                  2.71%
     CELLULAR TELECOMMUNICATIONS
   ---------------------------------------------------------------
   CPFL ENERGIA S.A.                                        2.70%
     ELECTRIC - INTEGRATED
   ---------------------------------------------------------------
   COMPANIA ENERGETICA DE MINAS GERAIS                      2.54%
     ELECTRIC - INTEGRATED
   ---------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  29.67%

 GLOBAL MEGATRENDS FUND

 GLOBAL MEGATRENDS FUND
 PORTFOLIO ALLOCATION BY INDUSTRY SECTOR           December 31, 2009
 BASED ON TOTAL INVESTMENTS

                            [Pie Chart]

Industrials                39.0%
Utilities                  17.0%
Cash Equivalent            15.0%
Materials                  13.3%
Telecommunications         11.9%
Other                       3.8%

 GLOBAL RESOURCES FUND

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Global Resources Fund (PSPFX) is a diversified natural resources fund with the principal objective of achieving long-term growth of capital while providing protection against inflation and monetary instability. The fund invests globally in companies involved in the exploration, production, transportation and processing of petroleum, natural gas, industrial commodities, metals, minerals and forestry.

PERFORMANCE GRAPH

 GLOBAL RESOURCES FUND

                    [Global Resources Fund Graph]


                                                           Morgan Stanley
                         Global               S&P 500     Commodity Related
           Date       Resources Fund           Index        Equity Index
           ----       --------------           -----        ------------

         12/31/99      $ 10,000.00         $ 10,000.00      $ 10,000.00
         01/31/00         9,670.05            9,497.63         9,189.92
         02/29/00         9,137.06            9,318.02         8,611.30
         03/31/00        10,126.90           10,229.02         9,660.07
         04/28/00         9,974.62            9,921.39         9,671.67
         05/31/00        10,482.23            9,717.71        10,375.61
         06/30/00         9,847.72            9,957.32         9,505.01
         07/31/00         9,670.05            9,801.78         9,250.80
         08/31/00        10,736.04           10,410.26         9,962.18
         09/29/00        10,710.66            9,860.79         9,573.22
         10/31/00        10,304.57            9,818.97         9,851.92
         11/30/00         9,796.95            9,045.41        10,117.12
         12/31/00        11,065.99            9,089.78        11,773.54
         01/31/01        10,710.66            9,412.07        11,121.35
         02/28/01        10,532.99            8,554.41        11,162.88
         03/30/01        10,380.71            8,012.78        10,478.74
         04/30/01        11,319.80            8,634.95        11,589.01
         05/31/01        11,192.89            8,692.89        11,925.23
         06/30/01        10,177.66            8,481.40        11,364.78
         07/31/01         9,771.57            8,397.86        11,701.56
         08/31/01         9,416.24            7,872.69        11,625.03
         09/30/01         8,807.11            7,237.00        10,579.29
         10/31/01         9,390.86            7,375.07        11,032.53
         11/30/01         9,467.01            7,940.66        11,516.30
         12/31/01         9,568.53            8,010.28        11,795.21
         01/31/02         9,593.91            7,893.45        12,136.01
         02/28/02        10,126.90            7,741.19        12,523.92
         03/31/02        11,065.99            8,032.36        13,123.61
         04/30/02        11,751.27            7,545.59        12,908.84
         05/31/02        14,137.06            7,490.20        13,432.56
         06/30/02        12,512.69            6,956.87        12,970.05
         07/31/02         9,720.81            6,414.72        11,143.09
         08/31/02        10,203.05            6,456.72        11,389.87
         09/30/02        10,000.00            5,755.65        10,630.22
         10/31/02         9,340.10            6,261.76        10,800.19
         11/30/02         9,695.43            6,629.96        11,439.34
         12/31/02        11,270.30            6,240.67        11,355.94
         01/31/03        11,918.01            6,077.50        11,169.51
         02/28/03        12,151.19            5,986.18        11,036.61
         03/31/03        11,736.65            6,044.14        10,596.14
         04/30/03        11,710.74            6,541.76        11,059.65
         05/31/03        13,083.91            6,886.10        12,168.41
         06/30/03        13,317.08            6,974.07        12,546.65
         07/31/03        13,964.80            7,097.08        12,645.09
         08/31/03        15,726.60            7,235.22        13,536.98
         09/30/03        16,555.68            7,158.61        13,477.82
         10/31/03        19,302.00            7,563.36        14,532.81
         11/30/03        20,830.62            7,629.83        14,967.98
         12/31/03        22,491.10            8,029.69        16,649.37
         01/31/04        22,017.61            8,177.05        16,318.41
         02/29/04        23,175.04            8,290.67        17,485.24
         03/31/04        23,780.07            8,165.62        17,732.27
         04/30/04        21,465.19            8,037.59        16,678.41
         05/31/04        21,491.50            8,147.67        16,978.65
         06/30/04        22,070.22            8,306.05        18,092.79
         07/31/04        22,175.44            8,030.78        18,119.39
         08/31/04        22,228.05            8,063.04        18,240.57
         09/30/04        25,411.00            8,150.31        19,692.41
         10/31/04        26,173.86            8,274.82        19,573.23
         11/30/04        29,462.03            8,609.52        21,279.51
         12/31/04        29,331.20            8,902.40        20,976.68
         01/31/05        29,526.55            8,685.40        20,602.39
         02/28/05        35,387.21            8,868.08        22,420.62
         03/31/05        34,968.59            8,711.21        21,600.72
         04/30/05        32,289.44            8,546.08        20,077.93
         05/31/05        32,652.24            8,817.76        20,305.05
         06/30/05        35,359.30            8,830.39        21,136.48
         07/31/05        37,703.57            9,158.64        22,683.51
         08/31/05        40,215.28            9,075.03        23,293.92
         09/30/05        43,592.13            9,148.49        24,411.21
         10/31/05        39,824.57            8,995.90        23,053.19
         11/30/05        41,219.96            9,335.80        24,300.97
         12/31/05        43,695.15            9,339.11        25,575.38
         01/31/06        50,819.69            9,586.38        28,995.25
         02/28/06        47,670.22            9,612.31        27,025.05
         03/31/06        51,278.35            9,731.94        28,202.67
         04/30/06        56,201.32            9,862.54        30,517.03
         05/31/06        52,776.65            9,579.04        29,938.83
         06/30/06        52,654.34            9,591.76        29,679.05
         07/31/06        52,929.53            9,650.88        29,830.17
         08/31/06        52,409.72            9,880.16        29,274.53
         09/30/06        47,547.91           10,134.61        28,145.50
         10/31/06        50,636.23           10,464.66        29,945.82
         11/30/06        54,183.21           10,663.33        32,269.44
         12/31/06        53,389.16           10,812.88        31,549.09
         01/31/07        52,525.72           10,976.24        32,450.32
         02/28/07        52,849.51           10,762.21        32,739.55
         03/31/07        55,008.10           10,882.31        33,480.54
         04/30/07        58,785.63           11,364.20        35,257.96
         05/31/07        62,599.15           11,760.36        38,487.13
         06/30/07        63,678.44           11,565.10        38,781.67
         07/31/07        64,326.02           11,206.96        39,120.47
         08/31/07        61,160.09           11,374.71        38,853.00
         09/30/07        70,046.29           11,799.67        42,375.22
         10/31/07        77,493.43           11,987.33        44,600.13
         11/30/07        70,801.79           11,485.97        42,308.35
         12/31/07        74,718.59           11,406.49        45,817.24
         01/31/08        69,338.85           10,722.40        42,879.85
         02/28/08        75,615.21           10,374.35        45,914.59
         03/31/08        70,619.74           10,329.45        44,533.80
         04/30/08        75,487.12           10,832.41        47,929.32
         05/31/08        84,111.78           10,972.70        50,793.00
         06/30/08        87,612.88           10,048.54        50,531.21
         07/31/08        69,765.81            9,964.04        46,146.27
         08/31/08        63,702.93           10,108.25        43,878.41
         09/30/08        47,478.33            9,208.54        36,884.19
         10/31/08        33,858.19            7,662.15        25,507.63
         11/30/08        30,314.40            7,112.18        25,601.45
         12/31/08        28,299.20            7,187.12        26,935.59
         01/31/09        28,460.60            6,582.06        25,576.80
         02/28/09        26,900.38            5,883.51        23,381.31
         03/31/09        29,321.41            6,397.96        25,837.47
         04/30/09        32,657.06            7,009.76        29,156.04
         05/31/09        38,736.55            7,401.38        34,170.47
         06/30/09        35,508.50            7,416.16        32,100.56
         07/31/09        38,951.75            7,976.37        34,853.69
         08/31/09        39,382.15            8,263.95        35,566.38
         09/30/09        43,632.41            8,572.10        37,966.26
         10/31/09        43,524.81            8,413.06        37,371.71
         11/30/09        46,268.65            8,917.57        40,521.92
         12/31/09        47,613.67            9,089.74        41,699.44

 AVERAGE ANNUAL PERFORMANCE                           For the Years Ended
                                                        December 31, 2009

                                            One Year  Five Year  Ten Year
  Global Resources Fund                      68.25%    10.17%    16.87%
  -----------------------------------------------------------------------
  S&P 500 Index                              26.47%     0.42%    (0.95)%
  -----------------------------------------------------------------------
  Morgan Stanley Commodity Related Equity
    Index                                    54.78%    14.73%    15.34%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Morgan Stanley
  Commodity Related Equity Index is an equal-dollar weighted index based on shares of widely held companies involved in commodity-related industries such as energy, non-ferrous metals, agriculture and forest products. The returns for the indexes reflect no deduction for fees, expenses or taxes.

  Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 1.90%. The Adviser can modify or terminate this arrangement at any time.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

 GLOBAL RESOURCES FUND

THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

The U.S. government implemented its $787 billion stimulus package in the start of the year to help improve business confidence and jump-start the economy. By the third quarter GDP turned positive, offsetting four consecutive quarters of negative economic output. Accordingly, cyclicals such as basic materials and commodity stocks rebounded meaningfully from low price levels set in March.

Globally, economic growth was led by China, where output grew by 8.7 percent in 2009. Other large emerging markets should also generate positive real GDP growth. In large part, this growth was in due to strong monetary policy, federal stimulus packages and the end of inventory de-stocking.

China's economy has been particularly resilient. The country remained an important factor for commodities demand as the largest incremental consumer of many raw materials and crude oil. China's mandate to secure natural resources during the downturn prompted aggressive buying for key commodities involving copper, metallurgical coal, iron ore and crude oil.

This year's aggressive policy measures have led to a significant increase in inflation expectations among investors. In the United States, government bailout programs and stimulus packages resulted in a budget deficit exceeding $1 trillion and central bank programs doubled the monetary base, provoking concern within Congress about the ability of officials to withdraw stimulus before price inflation becomes a problem. This has drawn institutional money flows into gold and other commodities as a way to hedge against a rapidly deteriorating federal balance sheet.

INVESTMENT HIGHLIGHTS

OVERVIEW

The Global Resources Fund returned 68.25 percent during 2009 and outperformed its benchmark, the Morgan Stanley Commodity Related Equity Index (CRX), by 13 percentage points. The fund was also in the top 20 percent of its Lipper peer group in 2009. The fund was able to achieve superior returns in 2009 with lower daily volatility (2.28 percent) than the CRX benchmark (2.41 percent).

The fund's total return in 2009 was its second-best annual gain since its inception in 1983. A return by investors into core areas for the fund

 GLOBAL RESOURCES FUND

involving emerging markets and commodities greatly enhanced performance. Additionally, an increase in the risk appetite by investors allowed companies to raise equity to meet debt covenants and fortify stretched balance sheets. Broad equity markets also rebounded strongly during the 12-month period, with the S&P 500 Index returning 26.47 percent.

Because the fund is actively managed, and a holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. Its annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

STRENGTHS

* Crude oil rebounded from a "panic" low of $34 a barrel to finish the year near $80 a barrel, still 40 percent below the peak set in 2008. The fund benefited from exposure to emerging crude oil exploration and production companies such as Pacific Rubiales Energy Corp.,(1) which gained more than 700 percent in U.S. dollars terms during 2009.

* The price of copper gained over 130 percent in 2009, driven almost entirely by Chinese demand as imports into the country were at record levels for most of the year. Freeport McMoRan Copper & Gold, Inc.,(2) a core position in the fund, gained 229 percent in the 12-month period.

* As a result of the credit crisis, companies with stretched balance sheets in the beginning of the year were sold in a panic. However, as the credit markets began to thaw, the fund was able to buy resource stocks at "fire sale" prices. Diversified miner Teck Resources, Inc.(3) gained 250 percent from the fund's initial purchase in 2009.

* Platinum gained 57 percent in the period as the improving economy strengthened demand and inventories declined. Eastern Platinum
  Ltd.(4) gained 220 percent in the year and Impala Platinum
  Holdings Ltd.(5) doubled from its initial purchase in February
  2009.

WEAKNESSES

* Natural gas futures, down about 1 percent, were one of the very few commodities that declined in 2009. Lackluster demand and rising production from prolific unconventional deposits led to record levels of natural gas storage inventories in the U.S. Regardless of the weak price performance, many natural gas equities rallied in anticipation of a recovery in the price of natural gas. The AMEX Natural Gas Index(6) returned 46.6 percent in 2009, but still underperformed the CRX benchmark by roughly 8 percentage points.

 GLOBAL RESOURCES FUND

* Refining stocks also lagged the energy sector in response to weak product margins and declining demand for gasoline and diesel. The S&P Supercomposite Oil & Gas Refining & Marketing Index(7) fell
  15.4 percent in 2009, which highlights the underperformance of refining stocks in 2009. This weakness spilled over to the major integrated producers with refining exposure (as measured by the AMEX Oil Index(8)), whose 13 percent return in 2009 lagged the CRX Index by nearly 42 percentage points.

* Despite strong relative performance in the beginning of the year, gold and precious metals equities underperformed the CRX benchmark by 12 percentage points as investor sentiment improved with respect to the economy and the general equity market.

* The fund's limited weighting in forest and paper stocks weighed on relative performance, as the group outperformed the CRX benchmark.

CURRENT OUTLOOK

OPPORTUNITIES

* Energy merger and acquisition activity rebounded sharply in the fourth quarter of 2009, perhaps heralding a new wave of buying. Analysts at John S. Herold said that upstream oil sector M&A totaled nearly $53 billion in the fourth quarter, the highest quarterly volume of deals since the second quarter of 2006.

* China, the world's second-largest energy consumer, said it will "actively" participate in the global competition for oil, natural gas and mineral resources as domestic demand rises. The country will intensify development of overseas resources to ensure "stable" energy supplies for economic growth, the vice chairman of the National Development and Reform Commission said in a speech.

* Oil producers will need to add 45 million barrels worth of daily crude output capacity in the next 20 years, a nearly 50 percent increase in capacity, to meet rising demand and offset a steady decline in major fields, the International Energy Agency said in a recent report.

* With a strong rebound in oil prices driving revenues higher, a global survey of nearly 400 oil and gas companies indicates that 2010 global exploration and production spending will increase 11 percent to $439 billion, according to Barclays Capital.

* Copper hit its highest price in nine months by the end of the second quarter. It surpassed $5,000 per metric ton on the London Metals Exchange as manufacturing data from China, Europe and the United

 GLOBAL RESOURCES FUND

  States suggested the global economy may be past the worst of the recession.

THREATS

* In early January 2010, China's central bank raised a key interest rate for the first time in five months, causing the broader
  Chinese market and base metal prices to decline. While the move in interest rates was a relatively small 0.05 percent, many economists believe that this may be the first move in a broader interest rate tightening campaign.

* Although unlikely, we see the possibility of a double-dip recession as the largest threat to commodity prices and related equities. Additionally, an early and surprisingly rapid exit from accommodative monetary and fiscal policy by global central bankers is unlikely but remains a threat to commodities and related equities.

(1)This security comprised 3.62% of the total net assets of the fund as of December 31, 2009.

(2)This security comprised 2.93% of the total net assets of the fund as of December 31, 2009.

(3)This security comprised 2.41% of the total net assets of the fund as of December 31, 2009.

(4)This security comprised 1.32% of the total net assets of the fund as of December 31, 2009.

(5)This security comprised 1.99% of the total net assets of the fund as of December 31, 2009.

(6)The AMEX Natural Gas Index (XNG) is an equal-dollar weighed index designed to measure the performance of highly capitalized companies in the natural gas industry involved primarily in natural gas exploration and production and natural gas pipeline transportation and transmission.

(7)The S&P Supercomposite Oil & Gas Refining & Marketing Index is a capitalization-weighted index comprised of oil and gas refining and marketing stocks included in the S&P Supercomposite 1500
   Index.

(8)The AMEX Oil Index (XOI) is a price weighted index designed to measure the performance of the oil industry through changes in the prices of a cross section of widely-held corporations involved in the exploration, production, and development of petroleum.

 GLOBAL RESOURCES FUND

 TOP 10 HOLDINGS BASED ON NET ASSETS
 (EXCLUDING REPURCHASE AGREEMENTS)                 December 31, 2009

   CHEVRON CORP.                                            3.69%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------
   PACIFIC RUBIALES ENERGY CORP.                            3.62%
     OIL & GAS EXPLORATION & PRODUCTION
   ---------------------------------------------------------------
   CANADIAN NATURAL RESOURCES LTD.                          3.11%
     OIL & GAS EXPLORATION & PRODUCTION
   ---------------------------------------------------------------
   FREEPORT-MCMORAN COPPER & GOLD, INC.                     2.93%
     COPPER
   ---------------------------------------------------------------
   OCCIDENTAL PETROLEUM CORP.                               2.89%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------
   TECK RESOURCES LTD.                                      2.41%
     GENERAL METAL & MINERAL MINING
   ---------------------------------------------------------------
   PEABODY ENERGY CORP.                                     2.29%
     COAL
   ---------------------------------------------------------------
   SOUTHWESTERN ENERGY CO.                                  2.12%
     OIL & GAS EXPLORATION & PRODUCTION
   ---------------------------------------------------------------
   ALANGE ENERGY CORP.                                      2.06%
     OIL & GAS EXPLORATION & PRODUCTION
   ---------------------------------------------------------------
   IMPALA PLATINUM HOLDINGS LTD.                            1.99%
     PLATINUM
   ---------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  27.11%

 GLOBAL RESOURCES FUND

 PORTFOLIO ALLOCATION BY INDUSTRY SECTOR           December 31, 2009

                            [Pie Chart]

Oil & Gas Exploration & Production    26.3%
Metals & Mining                       19.2%
Precious Metals                       15.4%
Oil & Gas - Integrated                10.1%
General Basic Materials                8.2%
Oil & Gas Equipment & Services         7.0%
Cash Equivalent                        4.9%
Oil & Gas - Other                      3.3%
Other Sectors                          5.6%

   Energy:
      Oil & Gas Exploration & Production           26.3%
      Oil & Gas - Integrated (includes             10.1%
        Refining and Marketing)
      Oil & Gas Equipment & Services                7.0%
      Oil & Gas - Other                             3.3%
    Total Energy                                               46.7%
    Basic Materials:
      Precious Metals (includes Gold/Silver        15.4%
        Mining and Platinum)
      Metals & Mining (includes Copper,            19.2%
        Uranium and Coal)
      General Basic Materials                       8.2%
    Total Basic Materials                                      42.8%
    Other Sectors                                               5.6%
    Repurchase Agreement                                        4.9%
                                                              -----
                                                              100.0%
                                                              =====

 PRECIOUS METALS AND MINERALS FUNDS

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The World Precious Minerals Fund (UNWPX) and the Gold and Precious Metals Fund (USERX) pursue an objective of long-term capital growth through investments in gold, precious metals and minerals companies. The Gold and Precious Metals Fund focuses on the equity securities of established gold and precious metals companies, and it pursues current income as a secondary objective. The World Precious Minerals Fund focuses on equity securities of companies principally engaged in the exploration, mining and processing of precious minerals such as gold, silver, platinum and diamonds. Although this fund has the latitude to invest in a broad range of precious minerals, it currently remains focused on the gold sector.

PERFORMANCE GRAPHS

 WORLD PRECIOUS MINERALS FUND

                [World Precious Minerals Fund Graph]

                                                          NYSE Arca
                    World Precious     S&P 500           Gold Miners
        Date        Minerals Fund       Index               Index
        ----        -------------       -----               -----

      12/31/99      $ 10,000.00      $ 10,000.00        $  10,000.00
      01/31/00         8,876.68         9,497.63            8,956.70
      02/29/00         9,023.20         9,318.02            9,218.36
      03/31/00         8,339.44        10,229.02            8,655.86
      04/28/00         7,924.30         9,921.39            8,054.19
      05/31/00         7,680.10         9,717.71            8,055.52
      06/30/00         7,851.04         9,957.32            8,447.00
      07/31/00         7,020.76         9,801.78            7,686.28
      08/31/00         7,301.59        10,410.26            7,963.87
      09/29/00         6,556.78         9,860.79            7,516.60
      10/31/00         5,860.81         9,818.97            6,391.95
      11/30/00         5,799.76         9,045.41            6,604.13
      12/31/00         6,191.70         9,089.78            6,874.42
      01/31/01         6,130.39         9,412.07            7,220.75
      02/28/01         6,118.13         8,554.41            7,954.91
      03/30/01         5,713.53         8,012.78            7,163.30
      04/30/01         6,253.00         8,634.95            8,215.57
      05/31/01         6,498.22         8,692.89            8,618.67
      06/30/01         6,473.70         8,481.40            8,822.88
      07/31/01         6,105.87         8,397.86            8,614.36
      08/31/01         6,191.70         7,872.69            9,237.28
      09/30/01         6,547.26         7,237.00            9,694.85
      10/31/01         6,461.43         7,375.07            9,407.62
      11/30/01         6,424.65         7,940.66            9,035.06
      12/31/01         6,657.61         8,010.28            9,574.64
      01/31/02         7,822.38         7,893.45           11,010.09
      02/28/02         8,570.29         7,741.19           12,228.72
      03/31/02         9,968.02         8,032.36           13,449.33
      04/30/02        11,010.19         7,545.59           14,335.57
      05/31/02        15,497.63         7,490.20           17,796.19
      06/30/02        12,788.00         6,956.87           15,518.99
      07/31/02         9,195.59         6,414.72           12,838.36
      08/31/02        10,470.71         6,456.72           15,220.81
      09/30/02        10,544.28         5,755.65           15,345.66
      10/31/02         9,146.55         6,261.76           13,760.79
      11/30/02         9,244.63         6,629.96           13,784.70
      12/31/02        12,211.28         6,240.67           17,205.14
      01/31/03        12,677.07         6,077.50           17,341.28
      02/28/03        12,211.28         5,986.18           15,529.29
      03/31/03        11,506.30         6,044.14           14,392.68
      04/30/03        11,204.16         6,541.76           14,247.91
      05/31/03        12,022.44         6,886.10           16,026.70
      06/30/03        12,274.22         6,974.07           16,961.42
      07/31/03        13,067.33         7,097.08           17,929.34
      08/31/03        15,320.75         7,235.22           20,511.69
      09/30/03        16,504.11         7,158.61           20,418.71
      10/31/03        20,192.67         7,563.36           22,327.67
      11/30/03        23,528.74         7,629.83           25,729.18
      12/31/03        23,530.92         8,029.69           25,302.83
      01/31/04        21,836.02         8,177.05           22,208.13
      02/29/04        22,796.47         8,290.67           23,233.50
      03/31/04        24,787.98         8,165.62           24,845.26
      04/30/04        19,378.41         8,037.59           19,006.18
      05/31/04        20,014.00         8,147.67           20,969.92
      06/30/04        19,321.91         8,306.05           20,223.80
      07/31/04        18,389.71         8,030.78           19,896.73
      08/31/04        19,180.67         8,063.04           21,563.95
      09/30/04        22,146.75         8,150.31           23,757.80
      10/31/04        22,655.22         8,274.82           24,095.83
      11/30/04        24,773.85         8,609.52           24,824.68
      12/31/04        23,758.27         8,902.40           22,884.85
      01/31/05        22,523.89         8,685.40           21,280.38
      02/28/05        24,847.44         8,868.08           22,941.29
      03/31/05        23,685.66         8,711.21           21,679.51
      04/30/05        20,490.79         8,546.08           19,322.62
      05/31/05        20,418.17         8,817.76           19,930.27
      06/30/05        22,509.37         8,830.39           21,645.30
      07/31/05        22,640.07         9,158.64           21,107.72
      08/31/05        24,019.67         9,075.03           22,120.47
      09/30/05        27,417.86         9,148.49           25,882.26
      10/31/05        25,123.36         8,995.90           23,928.81
      11/30/05        27,635.69         9,335.80           26,217.96
      12/31/05        31,096.25         9,339.11           29,539.12
      01/31/06        38,472.43         9,586.38           35,551.53
      02/28/06        37,493.02         9,612.31           32,076.97
      03/31/06        42,849.16         9,731.94           34,916.32
      04/30/06        48,082.88         9,862.54           39,289.08
      05/31/06        44,272.37         9,579.04           34,908.02
      06/30/06        44,165.24         9,591.76           34,890.09
      07/31/06        45,022.23         9,650.88           34,919.64
      08/31/06        45,940.42         9,880.16           36,551.00
      09/30/06        40,982.16        10,134.61           32,136.41
      10/31/06        44,104.03        10,464.66           34,213.04
      11/30/06        48,679.71        10,663.33           37,729.11
      12/31/06        47,358.05        10,812.88           35,995.15
      01/31/07        47,323.30        10,976.24           35,691.99
      02/28/07        48,018.21        10,762.21           36,078.50
      03/31/07        47,271.18        10,882.31           35,589.06
      04/30/07        49,477.52        11,364.20           35,764.38
      05/31/07        49,685.99        11,760.36           35,330.39
      06/30/07        49,234.30        11,565.10           34,167.55
      07/31/07        51,093.18        11,206.96           36,123.66
      08/31/07        45,290.69        11,374.71           33,845.46
      09/30/07        54,967.30        11,799.67           40,673.40
      10/31/07        64,331.20        11,987.33           45,525.97
      11/30/07        55,557.97        11,485.97           41,731.64
      12/31/07        58,258.44        11,406.49           42,063.02
      01/31/08        61,099.24        10,722.40           45,949.99
      02/28/08        67,024.95        10,374.35           48,642.25
      03/31/08        58,946.45        10,329.45           43,840.15
      04/30/08        53,176.09        10,832.41           39,955.84
      05/31/08        56,949.02        10,972.70           42,290.48
      06/30/08        56,194.43        10,048.54           44,342.21
      07/31/08        47,982.76         9,964.04           39,881.79
      08/31/08        41,879.50        10,108.25           34,416.26
      09/30/08        34,444.61         9,208.54           30,897.20
      10/31/08        20,174.07         7,662.15           19,087.53
      11/30/08        21,328.14         7,112.18           24,326.27
      12/31/08        27,407.27         7,187.12           30,793.93
      01/31/09        27,894.64         6,582.06           31,157.19
      02/28/09        28,181.33         5,883.51           30,393.48
      03/31/09        31,936.93         6,397.96           33,804.29
      04/30/09        31,162.87         7,009.76           30,097.62
      05/31/09        41,426.26         7,401.38           40,432.99
      06/30/09        37,068.62         7,416.16           34,567.01
      07/31/09        40,336.85         7,976.37           36,382.65
      08/31/09        40,336.85         8,263.95           36,110.04
      09/30/09        45,009.85         8,572.10           41,352.77
      10/31/09        44,923.84         8,413.06           38,804.29
      11/30/09        52,291.70         8,917.57           46,595.50
      12/31/09        51,937.31         9,089.74           42,279.52

 AVERAGE ANNUAL PERFORMANCE                         For the Years Ended
                                                      December 31, 2009

                                         One Year  Five Year  Ten Year
World Precious Minerals Fund              89.50%    16.92%    17.89%
----------------------------------------------------------------------
S&P 500 Index                             26.47%     0.42%    (0.95)%
----------------------------------------------------------------------
NYSE Arca Gold Miners Index*              37.30%    13.05%    15.49%

* These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The NYSE Arca Gold
Miners Index is a modified market capitalization-weighted index comprised of publicly-traded companies involved primarily in the mining for gold and silver. The returns for the indexes reflect no deduction for fees, expenses or taxes.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 1.90%. The Adviser can modify or terminate this arrangement at any time.

 PRECIOUS METALS AND MINERALS FUNDS

 GOLD AND PRECIOUS METALS FUND

                [Gold and Precious Metals Fund Graph]

                                                          FTSE
               Gold and Precious    S&P 500            Gold Mines
                  Metals Fund        Index                Index

    12/31/99      $ 10,000.00     $ 10,000.00         $ 10,000.00
    01/31/00         8,790.32        9,497.63            8,824.83
    02/29/00         8,844.09        9,318.02            9,103.41
    03/31/00         8,172.04       10,229.02            8,420.75
    04/28/00         7,526.88        9,921.39            8,147.35
    05/31/00         7,526.88        9,717.71            8,393.39
    06/30/00         7,849.46        9,957.32            8,698.36
    07/31/00         7,096.77        9,801.78            7,849.70
    08/31/00         7,526.88       10,410.26            7,947.84
    09/29/00         7,043.01        9,860.79            7,525.45
    10/31/00         6,344.09        9,818.97            6,380.23
    11/30/00         6,451.61        9,045.41            6,729.58
    12/31/00         7,016.13        9,089.78            7,364.08
    01/31/01         6,935.48        9,412.07            7,190.10
    02/28/01         7,096.77        8,554.41            7,699.86
    03/30/01         6,451.61        8,012.78            6,942.01
    04/30/01         7,311.83        8,634.95            8,093.91
    05/31/01         7,634.41        8,692.89            8,371.41
    06/30/01         7,607.53        8,481.40            8,363.66
    07/31/01         7,043.01        8,397.86            8,164.58
    08/31/01         7,231.18        7,872.69            8,686.19
    09/30/01         7,526.88        7,237.00            9,474.84
    10/31/01         7,419.35        7,375.07            9,062.15
    11/30/01         7,365.59        7,940.66            8,698.90
    12/31/01         7,795.70        8,010.28            9,034.25
    01/31/02         9,086.02        7,893.45           10,325.01
    02/28/02        10,403.23        7,741.19           11,349.04
    03/31/02        11,881.72        8,032.36           12,513.76
    04/30/02        13,064.52        7,545.59           13,346.48
    05/31/02        17,311.83        7,490.20           15,293.17
    06/30/02        14,193.55        6,956.87           13,098.39
    07/31/02        10,483.87        6,414.72           11,081.77
    08/31/02        12,123.66        6,456.72           12,617.72
    09/30/02        12,473.12        5,755.65           12,685.15
    10/31/02        10,752.69        6,261.76           11,536.48
    11/30/02        10,860.22        6,629.96           11,241.42
    12/31/02        14,139.78        6,240.67           13,764.77
    01/31/03        14,489.25        6,077.50           13,703.26
    02/28/03        13,575.27        5,986.18           12,828.21
    03/31/03        12,715.05        6,044.14           12,033.95
    04/30/03        12,150.54        6,541.76           11,907.49
    05/31/03        13,521.51        6,886.10           13,269.88
    06/30/03        13,924.73        6,974.07           13,958.68
    07/31/03        14,650.54        7,097.08           14,464.77
    08/31/03        17,043.01        7,235.22           16,320.65
    09/30/03        17,795.70        7,158.61           16,439.58
    10/31/03        20,564.52        7,563.36           17,771.82
    11/30/03        24,435.48        7,629.83           19,669.07
    12/31/03        23,624.26        8,029.69           19,656.57
    01/31/04        20,954.39        8,177.05           17,194.52
    02/29/04        21,736.47        8,290.67           17,521.25
    03/31/04        23,840.00        8,165.62           19,006.24
    04/30/04        18,311.49        8,037.59           14,864.10
    05/31/04        19,794.75        8,147.67           16,379.69
    06/30/04        18,877.83        8,306.05           15,716.32
    07/31/04        17,772.13        8,030.78           15,763.82
    08/31/04        18,742.99        8,063.04           17,146.47
    09/30/04        21,439.82        8,150.31           18,403.73
    10/31/04        21,709.50        8,274.82           19,109.76
    11/30/04        23,354.57        8,609.52           19,707.31
    12/31/04        22,103.55        8,902.40           18,295.14
    01/31/05        21,045.83        8,685.40           16,946.97
    02/28/05        22,510.36        8,868.08           18,098.87
    03/31/05        21,100.07        8,711.21           17,228.34
    04/30/05        18,333.74        8,546.08           15,428.69
    05/31/05        18,740.55        8,817.76           15,595.88
    06/30/05        20,801.74        8,830.39           17,190.96
    07/31/05        20,964.47        9,158.64           16,611.08
    08/31/05        22,374.76        9,075.03           17,392.95
    09/30/05        25,575.02        9,148.49           20,952.18
    10/31/05        24,002.01        8,995.90           19,336.95
    11/30/05        25,981.84        9,335.80           21,084.04
    12/31/05        29,353.13        9,339.11           23,386.44
    01/31/06        36,567.97        9,586.38           27,668.62
    02/28/06        34,647.67        9,612.31           24,141.49
    03/31/06        39,613.01        9,731.94           25,302.55
    04/30/06        45,565.94        9,862.54           28,514.47
    05/31/06        42,246.56        9,579.04           26,179.86
    06/30/06        42,466.03        9,591.76           26,383.03
    07/31/06        43,316.44        9,650.88           25,827.92
    08/31/06        44,276.59        9,880.16           26,470.39
    09/30/06        39,503.28       10,134.61           23,842.98
    10/31/06        41,889.94       10,464.66           25,083.86
    11/30/06        46,032.29       10,663.33           27,289.86
    12/31/06        44,084.56       10,812.88           26,330.89
    01/31/07        43,618.21       10,976.24           25,336.80
    02/28/07        43,837.67       10,762.21           25,352.31
    03/31/07        42,081.97       10,882.31           24,839.44
    04/30/07        42,274.00       11,364.20           24,894.70
    05/31/07        42,081.97       11,760.36           24,229.60
    06/30/07        41,121.82       11,565.10           23,800.32
    07/31/07        42,603.19       11,206.96           25,721.49
    08/31/07        39,448.41       11,374.71           24,520.03
    09/30/07        48,501.25       11,799.67           30,423.68
    10/31/07        55,551.49       11,987.33           33,898.03
    11/30/07        50,147.22       11,485.97           31,885.62
    12/31/07        51,539.02       11,406.49           31,873.12
    01/31/08        57,130.67       10,722.40           35,021.17
    02/28/08        61,540.08       10,374.35           37,107.05
    03/31/08        55,852.58       10,329.45           32,494.37
    04/30/08        50,963.88       10,832.41           29,615.21
    05/31/08        53,935.44       10,972.70           31,684.39
    06/30/08        54,894.01       10,048.54           34,009.63
    07/31/08        49,270.41        9,964.04           30,272.87
    08/31/08        43,614.86       10,108.25           26,032.27
    09/30/08        39,365.20        9,208.54           24,898.25
    10/31/08        26,328.68        7,662.15           16,051.13
    11/30/08        30,514.42        7,112.18           21,002.92
    12/31/08        37,595.68        7,187.12           25,537.60
    01/31/09        37,352.67        6,582.06           25,234.57
    02/28/09        37,074.96        5,883.51           24,326.56
    03/31/09        40,268.68        6,397.96           27,218.43
    04/30/09        37,665.10        7,009.76           24,313.74
    05/31/09        48,843.14        7,401.38           31,695.59
    06/30/09        43,149.98        7,416.16           28,022.71
    07/31/09        44,920.41        7,976.37           29,030.48
    08/31/09        44,503.84        8,263.95           28,675.84
    09/30/09        50,058.14        8,572.10           32,265.46
    10/31/09        49,294.42        8,413.06           30,830.56
    11/30/09        56,584.44        8,917.57           36,197.96
    12/31/09        53,803.47        9,089.74           33,104.96

 AVERAGE ANNUAL PERFORMANCE                        For the Years Ended
                                                     December 31, 2009

                                         One Year  Five Year  Ten Year
Gold and Precious Metals Fund             43.11%    19.46%    18.31%
----------------------------------------------------------------------
S&P 500 Index                             26.47%     0.42%    (0.95)%
----------------------------------------------------------------------
FTSE Gold Mines Index*                    29.63%    12.59%    12.71%

* These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The FTSE Gold Mines
Index encompasses all gold mining companies that have a sustainable and attributable gold production of at least 300,000 ounces a year and that derive 75% or more of their revenue from mined gold. The returns for the indexes reflect no deduction for fees, expenses or taxes.
Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 1.90%. The Adviser can modify or terminate this arrangement at any time.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

 PRECIOUS METALS AND MINERALS FUNDS

THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUNDS

The U.S. government rapidly expanded its balance sheet to stimulate economic growth in 2009 and later to prevent risks of a double-dip recession. Low yields for dollar-denominated debt, strong investment demand, increases in headline inflation, sovereign credit risk and fears that central banks will reverse quantitative easing all helped gold remain an attractive investment throughout the year.

Risk aversion combined with unstable equity markets at the beginning of 2009 strengthened both the U.S. dollar and gold, but gold decoupled from the U.S. currency at the end of the first quarter and returned to its historical inverse relationship as investors became more optimistic about a sustainable global recovery. Investors speculated that the Federal Reserve would not tighten monetary policy because of weak domestic economic fundamentals - they sought out riskier assets abroad in emerging markets and commodities, where growth was more robust. There is evidence of a "carry trade" in which investors borrowed low-yielding dollars and invested them in high-yielding assets, a process that weighed on the dollar and enabled bullion and commodities to strengthen.

The U.S. dollar's role as a world reserve currency has been undermined by concerns from various emerging market economies, especially China. China is the largest creditor of the U.S. and possessor of the world's largest foreign exchange reserves, of which the U.S. dollar commands a significant weight. The International Monetary Fund reported that the dollar's share of global currency reserves fell in the third quarter to 61.6 percent, the lowest level in a decade. Data collected by the World Gold Council showed that central banks collectively bought $28 billion of gold at an average price of $978 per ounce, indicating that the central banks are increasingly viewing gold as a reserve currency.

European central banks agreed to renew the Central Bank Gold Agreement in September 2009, but reduced gold sales to a maximum of 400 metric tons per year, down from the previous 500 tons. As a result, central banks around the world have shifted from being net sellers of gold to net buyers. Gold Fields Mineral Services said net sales from central banks dropped 90 percent during the year to 24 metric tons, the lowest level in a decade. China's revelation that it increased its gold reserves by 76 percent - from 600 to 1,054 metric tons - supported central bank gold buying and strengthened inflows into bullion-backed exchange traded funds.

India, Sri Lanka and Mauritius each purchased a portion of the 403 metric tons of gold being sold by the International Monetary Fund to increase

 PRECIOUS METALS AND MINERALS FUNDS

lending resources for low-income countries. India purchased 200 metric tons of IMF bullion, equivalent to 8 percent of the world's annual mine production. Gold reserves for the Reserve Bank of India rose to 6.2 percent of its foreign exchange reserves. Analysts estimated that China's gold reserves stood at only 1.8 percent of foreign-exchange reserves, fueling speculation that China was strategically positioning itself to purchase about 200 metric tons of gold still available from the IMF as part of an ambitious goal of accumulating 10,000 metric tons in the next 10 years, as proposed by state-owned Assets Supervision and Administration.

Jewelry demand fared less well due to the spike in bullion prices that set new record prices in various local currencies. Global jewelry purchases fell 23 percent to 1,687 metric tons, reaching a 21-year low. Investment demand outpaced jewelry demand for the first time in three decades, according to Gold Fields Mineral Services. Indian gold imports fell 24 percent in 2009 to 343 metric tons, but the Indian festival season and year-end promotions triggered a gold rush among Chinese and Indian jewelry buyers.

INVESTMENT HIGHLIGHTS

For the year ended December 31, 2009, the Gold and Precious Metals Fund gained 43.11 percent, compared to a 29.63 percent return for the FTSE Gold Mines Index. The World Precious Minerals Fund posted a positive return of
89.50 percent, while its benchmark NYSE Arca Gold Miners Index had a total return of 37.97 percent. Spot gold finished the period at $1,096.95, up $214.90, or 24.36 percent. The S&P 500 Index also posted a positive return of 26.47 percent, the U.S. Trade Weighted Dollar Index(1) fell 4.24 percent and the yield on the 90-day Treasury bill fell from 0.076 percent to 0.048 percent, a decrease of 37.34 percent.

Because the funds are actively managed, and a holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The annual portfolio turnover for Gold and Precious Metals Fund was, and is expected to continue to be, more than 100 percent.

STRENGTHS

* The gold survey by Gold Fields Mineral Services indicated that the rate at which gold producers actively dehedged increased by 30.6 percent for fiscal year 2009 to 242 metric tons. This trend is poised to further accelerate as the world's largest gold producer has wound down its hedge book in order to be fully exposed to the gold price.

 PRECIOUS METALS AND MINERALS FUNDS

* In 2009, Randgold Resources Ltd.(2) soared 80 percent on a new greenfields discovery and strong execution by management on the company's objectives. Randgold was the largest holding in both of our gold-oriented funds during most of the 12-month period. The funds held a larger weighting in this security than their benchmarks, so its return contributed to the funds outperforming their benchmarks for the period.

* Pacific Rubiales Energy Corp.,(3) a top-10 holding in the World Precious Minerals Fund, gained 721 percent in the 12-month period. This security is not included in the fund's benchmark, but was included in the fund's holdings to hedge rising energy costs for gold companies. Its return also contributed to the outperformance of the benchmark for the period.

WEAKNESSES

* South African unions demanded large wage increases from gold producers on account of high bullion prices, but the companies counter that their profits are being compressed by falling output, rising energy costs, lack of credit and power shortages. These factors make it difficult for companies to achieve meaningful margin growth.

* Global gold jewelry demand fell 23 percent as a result of high bullion prices, but was somewhat offset by a doubling of investment demand to 1,820 metric tons. Gold Fields Mineral
  Services said this was the first year in three decades in which investment demand outpaced jewelry demand.

* Data from the Mines and Geosciences Bureau of the Philippines showed that investments in the mining industry totaled $375 million for the year due to tight credit for developing projects. The investment fell far short of the country's original budget target of $1 billion for the year.

CURRENT OUTLOOK

OPPORTUNITIES

* Russia, the world's fifth-largest gold producer, is expected to increase output by 15 percent next year by launching new mines in Siberia. The Russian Gold Industrialists' Union has said production reached 126.42 metric tons (4.1 million ounces) during the first eight months of 2009, an 18.5 percent increase from the comparable period in the previous year.

* Bank of America-Merrill Lynch analysts believe political and central bank discomfort over U.S. dollar weakness is mounting within the 10 largest economies. In order to hedge against competitive currency depreciation with the G-10, emerging market economies may be inclined to buy physical assets such as gold as opposed to fiat currencies. A move to diversify away from all G-10 currencies at the same time

 PRECIOUS METALS AND MINERALS FUNDS

  would hurt the U.S. dollar the most, given its higher weight in central bank reserves.

* Societe Generale forecasts continued strength in investor inflows into commodities into the first half of 2010, helped by central banks keeping monetary policy essentially loose. SocGen also expects gold prices to reach $1,500 per ounce before mid-2010.

THREATS

* Trade protectionist measures taken by the largest economies may hinder global growth and threaten companies that rely on international business.

* Economist Nouriel Roubini has expressed concern that China's commodities inventory may exceed its needs to support economic growth. If true, this could lead to a slowdown in buying and subsequent price corrections.

* Research from Sprott Asset Management indicates that U.S. households bought nearly $530 billion in government debt in 2009, up from only $15 billion a year earlier and more than the Federal Reserve itself purchased. This raises a question about sources of demand at future Treasury auctions if the household sector has been tapped out and foreign buyers are reluctant to add more dollars to their reserves. A breakdown in the Treasury market could lead to higher interest rates to stimulate demand, which would likely boost the dollar and be a negative for gold.

(1)The U.S. Trade Weighted Dollar Index provides a general indication of the international value of the U.S. dollar.

(2)This security comprised 8.14% of the total net assets of the World Precious Minerals Fund and 8.30% of the total net assets of the Gold and Precious Metals Fund as of December 31, 2009.

(3)This security comprised 2.08% of the total net assets of the World Precious Minerals Fund and 0.00% of the total net assets of the Gold and Precious Metals Fund as of December 31, 2009.

 PRECIOUS METALS AND MINERALS FUNDS

WORLD PRECIOUS MINERALS FUND

 TOP 10 HOLDINGS BASED ON NET ASSETS
 (EXCLUDING REPURCHASE AGREEMENTS)                 December 31, 2009

   RANDGOLD RESOURCES LTD.                                  8.14%
     SENIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   ROMARCO MINERALS, INC.                                   5.00%
     GOLD/MINERAL EXPLORATION & DEVELOPMENT
   ---------------------------------------------------------------
   GOLDCORP, INC.                                           4.38%
     SENIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   CENTAMIN EGYPT LTD.                                      3.02%
     INTERMEDIATE & JUNIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   RED BACK MINING, INC.                                    2.73%
     SENIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   CHESAPEAKE GOLD CORP.                                    2.72%
     GOLD/MINERAL EXPLORATION & DEVELOPMENT
   ---------------------------------------------------------------
   SILVER WHEATON CORP.                                     2.53%
     SILVER MINING
   ---------------------------------------------------------------
   YAMANA GOLD, INC.                                        2.33%
     SENIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   GREYSTAR RESOURCES LTD.                                  2.28%
     GOLD/MINERAL EXPLORATION & DEVELOPMENT
   ---------------------------------------------------------------
   ANDEAN RESOURCES LTD.                                    2.14%
     GOLD/MINERAL EXPLORATION & DEVELOPMENT
   ---------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  35.27%

 PRECIOUS METALS AND MINERALS FUNDS

GOLD AND PRECIOUS METALS FUND

 TOP 10 HOLDINGS BASED ON NET ASSETS
 (EXCLUDING REPURCHASE AGREEMENTS)                 December 31, 2009

   RANDGOLD RESOURCES LTD.                                  8.30%
     GOLD MINING
   ---------------------------------------------------------------
   YAMANA GOLD, INC.                                        4.22%
     GOLD MINING
   ---------------------------------------------------------------
   RED BACK MINING, INC.                                    3.99%
     GOLD MINING
   ---------------------------------------------------------------
   DUNDEE PRECIOUS METALS, INC.                             3.68%
     GOLD MINING
   ---------------------------------------------------------------
   AGNICO-EAGLE MINES LTD.                                  3.68%
     GOLD MINING
   ---------------------------------------------------------------
   CENTAMIN EGYPT LTD.                                      3.59%
     GOLD MINING
   ---------------------------------------------------------------
   ROYAL GOLD, INC.                                         3.52%
     GOLD/MINERAL ROYALTY COMPANIES
   ---------------------------------------------------------------
   GOLDCORP, INC.                                           3.30%
     GOLD MINING
   ---------------------------------------------------------------
   SILVER WHEATON CORP.                                     3.17%
     SILVER MINING
   ---------------------------------------------------------------
   KINROSS                                                  2.70%
     GOLD MINING
   ---------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  40.15%

 PRECIOUS METALS AND MINERALS FUNDS

 WORLD PRECIOUS MINERALS FUND
 PORTFOLIO ALLOCATION BY INDUSTRY                  December 31, 2009
 BASED ON TOTAL INVESTMENTS

                            [Pie Chart]

Gold/Mineral Exploration & Development       28.0%
Senior Gold Producers                        24.7%
Intermediate & Junior Gold Producers         15.9%
Silver Mining                                 8.2%
Cash Equivalent                               8.2%
Platinum                                      2.9%
Metal & Mineral Mining & Exploration          2.8%
Gold/Mineral Royalty Company                  2.4%
Oil & Gas Exploration & Production            2.2%
Closed-End and Exchange-Traded Funds          1.1%


 GOLD AND PRECIOUS METALS FUND
 PORTFOLIO ALLOCATION BY INDUSTRY                  December 31, 2009
 BASED ON TOTAL INVESTMENTS

                            [Pie Chart]

Gold Mining                                  61.8%
Cash Equivalent                              11.9%
Silver Mining                                10.8%
Gold/Mineral Royalty Companies                4.2%
Platinum                                      2.7%
Closed-End and Exchange-Traded Funds          3.6%
Metal & Mineral Mining                        2.3%
Other                                         2.7%

 EASTERN EUROPEAN FUND

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The investment objective of the Eastern European Fund (EUROX) is to achieve long-term capital growth by investing in a non-diversified portfolio of equity securities of companies located in the emerging markets of Eastern Europe.(1)

PERFORMANCE GRAPH

 EASTERN EUROPEAN FUND

                   [Eastern European Fund Graph]


                                                      MSCI Emerging
                       Eastern                       Markets Europe
                       European         S&P 500        10/40 Index
        Date            Fund             Index     (Net Total Return)
        ----          ---------         -------    ------------------

      12/31/99      $ 10,000.00      $ 10,000.00      $ 10,000.00
      01/31/00        10,461.68         9,497.63         9,700.27
      02/29/00        10,969.53         9,318.02         9,887.77
      03/31/00        12,142.20        10,229.02        10,002.43
      04/28/00        10,498.61         9,921.39         9,654.60
      05/31/00         9,769.16         9,717.71         9,285.71
      06/30/00         9,122.81         9,957.32         8,575.92
      07/31/00         9,168.98         9,801.78         8,435.80
      08/31/00         9,529.09        10,410.26         7,971.73
      09/29/00         8,513.39         9,860.79         7,569.99
      10/31/00         8,144.04         9,818.97         7,303.66
      11/30/00         7,128.35         9,045.41         5,808.89
      12/31/00         7,857.80         9,089.78         6,527.36
      01/31/01         8,504.16         9,412.07         6,852.51
      02/28/01         7,913.20         8,554.41         5,763.71
      03/30/01         7,756.23         8,012.78         5,337.40
      04/30/01         8,107.11         8,634.95         6,028.53
      05/31/01         8,541.09         8,692.89         5,852.74
      06/30/01         8,790.40         8,481.40         5,588.22
      07/31/01         8,421.05         8,397.86         5,020.34
      08/31/01         8,328.72         7,872.69         4,989.57
      09/30/01         7,691.60         7,237.00         4,164.74
      10/31/01         8,513.39         7,375.07         4,862.46
      11/30/01         9,039.70         7,940.66         5,484.39
      12/31/01         9,381.35         8,010.28         6,000.07
      01/31/02        10,166.20         7,893.45         6,518.85
      02/28/02        10,046.17         7,741.19         5,912.93
      03/31/02        10,951.06         8,032.36         6,469.09
      04/30/02        11,828.25         7,545.59         6,811.93
      05/31/02        12,003.69         7,490.20         6,613.97
      06/30/02        11,274.24         6,956.87         5,797.94
      07/31/02        10,581.72         6,414.72         5,463.66
      08/31/02        11,135.73         6,456.72         5,595.95
      09/30/02        10,997.23         5,755.65         5,375.44
      10/31/02        11,754.39         6,261.76         5,946.42
      11/30/02        12,659.28         6,629.96         6,585.78
      12/31/02        12,631.58         6,240.67         6,197.59
      01/31/03        12,234.53         6,077.50         6,088.76
      02/28/03        12,640.81         5,986.18         6,398.66
      03/31/03        12,169.90         6,044.14         5,944.60
      04/30/03        13,693.44         6,541.76         7,080.81
      05/31/03        15,013.85         6,886.10         7,898.34
      06/30/03        15,078.49         6,974.07         7,972.78
      07/31/03        14,875.35         7,097.08         7,930.59
      08/31/03        16,361.96         7,235.22         8,926.11
      09/30/03        17,469.99         7,158.61         9,380.97
      10/31/03        17,950.14         7,563.36         9,519.77
      11/30/03        18,541.09         7,629.83         9,479.15
      12/31/03        20,381.12         8,029.69        10,682.55
      01/31/04        21,832.05         8,177.05        10,993.23
      02/29/04        23,886.71         8,290.67        11,874.05
      03/31/04        25,542.13         8,165.62        12,922.79
      04/30/04        23,127.17         8,037.59        11,367.66
      05/31/04        22,864.25         8,147.67        10,896.66
      06/30/04        23,380.35         8,306.05        11,195.67
      07/31/04        22,786.35         8,030.78        10,901.62
      08/31/04        23,915.93         8,063.04        11,516.56
      09/30/04        26,048.49         8,150.31        12,466.69
      10/31/04        27,664.96         8,274.82        13,264.98
      11/30/04        29,047.72         8,609.52        13,580.82
      12/31/04        31,054.27         8,902.40        14,478.67
      01/31/05        31,398.64         8,685.40        14,774.38
      02/28/05        35,237.38         8,868.08        16,914.64
      03/31/05        31,479.67         8,711.21        15,153.66
      04/30/05        29,251.38         8,546.08        14,314.93
      05/31/05        30,274.37         8,817.76        14,642.60
      06/30/05        31,925.33         8,830.39        15,550.06
      07/31/05        35,146.22         9,158.64        17,116.32
      08/31/05        38,184.80         9,075.03        18,662.85
      09/30/05        42,529.97         9,148.49        20,786.35
      10/31/05        39,126.76         8,995.90        19,002.51
      11/30/05        42,317.27         9,335.80        20,656.94
      12/31/05        43,719.34         9,339.11        21,433.33
      01/31/06        50,648.03         9,586.38        24,355.75
      02/28/06        52,031.55         9,612.31        25,557.87
      03/31/06        50,570.55         9,731.94        24,777.67
      04/30/06        55,540.17         9,862.54        27,416.12
      05/31/06        46,774.16         9,579.04        23,756.34
      06/30/06        45,567.73         9,591.76        23,785.75
      07/31/06        48,290.51         9,650.88        25,440.55
      08/31/06        49,629.76         9,880.16        25,760.01
      09/30/06        47,748.17        10,134.61        24,764.17
      10/31/06        51,267.85        10,464.66        26,699.72
      11/30/06        54,732.19        10,663.33        28,745.32
      12/31/06        58,053.70        10,812.88        30,370.49
      01/31/07        57,313.35        10,976.24        29,938.11
      02/28/07        56,241.11        10,762.21        29,609.24
      03/31/07        60,236.46        10,882.31        31,470.24
      04/30/07        61,576.74        11,364.20        32,403.99
      05/31/07        60,415.16        11,760.36        31,780.08
      06/30/07        64,525.38        11,565.10        33,834.32
      07/31/07        67,665.49        11,206.96        35,432.41
      08/31/07        64,921.09        11,374.71        33,888.55
      09/30/07        70,473.72        11,799.67        37,132.91
      10/31/07        76,256.11        11,987.33        40,680.84
      11/30/07        73,856.35        11,485.97        39,677.29
      12/31/07        77,132.42        11,406.49        40,739.57
      01/31/08        65,733.46        10,722.40        34,073.35
      02/28/08        68,239.07        10,374.35        35,988.04
      03/31/08        65,903.60        10,329.45        35,132.20
      04/30/08        68,888.67        10,832.41        36,188.81
      05/31/08        76,049.75        10,972.70        40,065.28
      06/30/08        70,388.94        10,048.54        36,830.77
      07/31/08        65,934.53         9,964.04        35,199.83
      08/31/08        57,907.32        10,108.25        30,847.72
      09/30/08        45,750.49         9,208.54        24,441.57
      10/31/08        29,464.06         7,662.15        16,117.02
      11/30/08        24,452.85         7,112.18        13,638.06
      12/31/08        23,756.85         7,187.12        13,514.42
      01/31/09        20,462.44         6,582.06        11,379.68
      02/28/09        19,302.44         5,883.51        10,545.41
      03/31/09        21,993.64         6,397.96        12,455.67
      04/30/09        26,401.65         7,009.76        15,458.78
      05/31/09        32,897.67         7,401.38        19,084.92
      06/30/09        30,948.86         7,416.16        17,742.09
      07/31/09        34,336.07         7,976.37        20,365.84
      08/31/09        34,985.67         8,263.95        21,341.40
      09/30/09        38,744.08         8,572.10        23,344.10
      10/31/09        38,790.48         8,413.06        24,027.74
      11/30/09        40,414.48         8,917.57        24,717.62
      12/31/09        42,270.48         9,089.74        25,685.59

 AVERAGE ANNUAL PERFORMANCE                      For the Years Ended
                                                      December, 2009

                                         One Year  Five Year  Ten Year
Eastern European Fund                     77.93%     6.36%    15.49%
----------------------------------------------------------------------
S&P 500 Index                             26.47%     0.42%    (0.95)%
----------------------------------------------------------------------
MSCI Emerging Markets
 Europe 10/40 Index
 (Net Total Return)                       90.06%    12.14%     9.88%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The MSCI Emerging
Markets Europe 10/40 Index (Net Total Return) is a free float-adjusted market capitalization index that is designed to measure equity performance in the emerging market countries of Europe (Czech
Republic, Hungary, Poland, Russia, and Turkey). The index is calculated on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax). The index is periodically rebalanced relative to the constituents' weights in the parent index. The returns for the indexes reflect no deduction for fees, expenses or taxes, except as noted above.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 2.85%. The Adviser can modify or terminate this arrangement at any time.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

 EASTERN EUROPEAN FUND

THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

Macro factors are critical to the Emerging Europe region. For instance, Russian equities, which comprise more than 50 percent of the MSCI Emerging Europe Index, are heavily influenced by oil price swings, currency fluctuations and government policy actions. These macro factors are critical in driving the region's investment climate.

The year began with a flood of negative economic and political news. In January 2009, Russia's Gazprom shut off energy pipelines to Europe after a quarrel with Ukraine over gas pricing. Countries in Central and Eastern Europe along the transit route were affected by the supply shortages. The Central Bank of Russia accelerated the pace of ruble devaluation. These and other events soured investors' sentiment toward the Eastern European equities.

The Polish zloty, being the most liquid currency in Central Europe, came under severe pressure as a proxy for the region and lost 30 percent of its value against the dollar. Hungary's forint underwent devaluation of the same magnitude, putting pressure on Hungarian citizens who financed their homes with loans denominated in euros and Swiss francs.

In March, a dramatic turnaround took place as massive quantitative easing in the U.S. led investors to seek higher returns in commodities and emerging markets. Russian stocks led the advance, as the investors saw reassuring signs in the newly found stability of the ruble, coupled with the country's huge reserves of oil, natural gas, gold and minerals.

Political tension in the region subsided after the U.S. abandoned its plans to construct a powerful defense radar in the Czech Republic and missile interceptors in Poland. These plans had long been a point of contention with Russia. Russia and Turkey concluded a number of energy agreements that will support Turkey's drive to become a regional hub for oil and gas pipelines while helping Moscow maintain its monopoly on natural gas shipments from Asia to Europe. The resolution of the Alfa-Telenor standoff was another important breakthrough, as the conflict was seen as one of the key problems in the sphere of Russia's corporate governance.

INVESTMENT HIGHLIGHTS

OVERVIEW

The fund returned 77.93 percent in the year ended December 31, 2009, compared to a 90.06 percent return for the MSCI Emerging Europe
10/40 Index (Net Total Return), the fund's benchmark.

 EASTERN EUROPEAN FUND

STRENGTHS

* We maintained more than half of the fund's equity allocation in Russia, whose MICEX Index(2) had the highest return among emerging markets during 2009 at 120 percent. The fund built an overweight exposure to the steel sector, where Novolipetsk Steel(3) rose 200 percent and OAO TMK(4) gained 359 percent.

* Turkey had the second-best performance in Emerging Europe and was the second-largest country weighting of the fund. Turkey was well-positioned in 2009 as a result of the structural strength of its banking sector and the private sector's dynamic response to the crisis. Turkiye Garanti Bankasi A.S.(5) rose 154 percent.

* The fund's selective positioning in individual stocks in the energy and financial sectors made a positive contribution to returns. Independent gas producer NovaTek OAO(6) returned over 250 percent, while Sberbank RF(7) of Russia rose 260 percent.

* The fund was significantly underweight Poland on a view that the local banks would be most negatively affected by the currency devaluation. Our exposure to Poland focused instead on the commodity sector. KGHM Polska Miedz S.A.,(8) a copper miner, returned 340 percent.

WEAKNESSES

* The fund's defensive positioning enabled it to better manage downside volatility and to outperform in the first quarter. This positioning, however, hurt relative performance compared with its benchmark for balance of the year, despite posting a gain of 40.51 percent gain in the second quarter, a 25.38 percent gain in the third quarter, and a 9.10 percent gain in the fourth quarter.

* Under the tax liability structure in Russia, oil company profits are protected on the downside, but they are also capped on the upside. With the overall Russian equity market highly correlated with oil, companies outside the energy sector were better geared to the economic recovery and rallied the most. Due to a relative underweight outside of energy, the fund was able to capture only part of that performance.

* The utility sector underperformed due to weak electricity demand in Europe. Czech electricity producer CEZ a.s.(9) was a laggard with total annual return of 21 percent, and an accident destroyed the Sayano-Shushenskaya hydro power plant run by RusHydro.(10)

* Depreciation of the U.S. dollar over the course of the year hurt the performance of the fund, as the cash component of the portfolio was not affected by gains in the local currencies of Emerging Europe.

 EASTERN EUROPEAN FUND

CURRENT OUTLOOK

OPPORTUNITIES

* The key forces that have driven asset prices higher are still in place, and likely to remain so in the foreseeable future.

* Better relations between Russia and the U.S. may spill over into an improved perception on the part of the U.S. investors of the balance of risks and opportunities of investing in Russia's stock market.

* Turkey's long-running negotiations with the IMF may come to fruition in 2010. A proposed deal would reduce the funds that the country's treasury has to borrow from the market, increase bank lending to the private sector and create a significant upside of up to 3.5 percent GDP growth in 2010.

* Poland is the only European country that managed to avoid recession in 2009 and it is set to grow at an even faster rate as manufacturing and consumer sentiment picks up.

THREATS

* Prime Minister Vladimir Putin announced that Russia will negotiate its entry into the World Trade Organization as a regional trade group together with Belarus and Kazakhstan. With the recent crisis fostering protectionist measures, it appears that Russia wants to give itself room to manuever to support its domestic agricultural and car manufacturing sectors.

* The prospects for the economies in Eastern and Central Europe to generate export-led recoveries are tempered by the fact that their currency depreciation has been relatively small compared with previous crises.

* The conservative-led coalition ruling Germany is hostile to Turkey's accession to the European Union. The newly elected president of the EU has also in the past spoken against Turkey's membership.

 (1)The following countries are considered to be in the Eastern
    European region: Albania, Armenia, Azerbaijan, Belarus,
    Bulgaria, Croatia, Czech Republic, Estonia, FYR Macedonia,
    Georgia, Hungary, Latvia, Lithuania, Moldova, Poland, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine.

 (2)The MICEX Index is the real-time cap-weighted Russian composite index. It comprises 30 most liquid stocks of Russian largest and most developed companies from 10 main economy sectors. The MICEX Index is calculated and disseminated by the MICEX Stock
    Exchange, the main Russian stock exchange.

 (3)This security comprised 3.25% of the fund's total net assets as of December 31, 2009.

 (4)This security comprised 1.89% of the fund's total net assets as of December 31, 2009.

 EASTERN EUROPEAN FUND

 (5)This security comprised 5.29% of the fund's total net assets as of December 31, 2009.

 (6)This security comprised 3.88% of the fund's total net assets as of December 31, 2009.

 (7)This security comprised 10.36% of the fund's total net assets as of December 31, 2009.

 (8)This security comprised 1.43% of the fund's total net assets as of December 31, 2009.

 (9)This security comprised 2.23% of the fund's total net assets as of December 31, 2009.

(10)The fund did not hold this security as of December 31, 2009.

 COUNTRY DISTRIBUTION*
 BASED ON TOTAL INVESTMENTS                        December 31, 2009

                  [Eastern European Fund Pie Chart]

Russian Federation                 60.8%
Turkey                             13.6%
United States                       8.6%
Poland                              8.0%
Hungary                             4.8%
Czech Republic                      2.2%
Other                               2.0%

* Country distribution shown is based on domicile and the locale of company operations may be different.

 EASTERN EUROPEAN FUND

 TOP 10 HOLDINGS BASED ON NET ASSETS
 (EXCLUDING REPURCHASE AGREEMENTS)                 December 31, 2009

   SBERBANK RF                                             10.36%
     COMMERCIAL BANKS - NON US
   ---------------------------------------------------------------
   LUKOIL OAO                                               7.32%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------
   ROSNEFT OIL CO. OJSC                                     7.22%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------
   GAZPROM OAO                                              5.44%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------
   TURKIYE GARANTI BANKASI A.S.                             5.29%
     COMMERCIAL BANKS - NON US
   ---------------------------------------------------------------
   NOVATEK OAO                                              3.88%
     OIL & GAS EXPLORATION & PRODUCTION
   ---------------------------------------------------------------
   OTP BANK NYRT. PLC                                       3.34%
     COMMERCIAL BANKS - NON US
   ---------------------------------------------------------------
   MOBILE TELESYSTEMS                                       3.28%
     CELLULAR TELECOMMUNICATIONS
   ---------------------------------------------------------------
   NOVOLIPETSK STEEL                                        3.25%
     STEEL - PRODUCERS
   ---------------------------------------------------------------
   VIMPEL-COMMUNICATIONS                                    3.13%
     CELLULAR TELECOMMUNICATIONS
   ---------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  52.51%

 GLOBAL EMERGING MARKETS FUND

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The investment objective of the Global Emerging Markets Fund (GEMFX) is to achieve long-term capital growth by investing in a non-diversified portfolio of the equity securities of companies located in or with a significant business presence in emerging countries.(1)

PERFORMANCE GRAPH

 GLOBAL EMERGING MARKETS FUND

                [Global Emerging Markets Fund Graph]

                                                      MSCI Emerging
                    Global Emerging      S&P 500    Markets Net Total
         Date        Markets Fund         Index       Return Index
         ----       ---------------      -------    -----------------

       02/24/05      $ 10,000.00      $ 10,000.00     $ 10,000.00
       02/28/05        10,180.00        10,210.33       10,196.56
       03/31/05         9,370.00        10,029.72        9,522.68
       04/30/05         9,020.00         9,839.59        9,267.07
       05/31/05         9,190.00        10,152.39        9,589.64
       06/30/05         9,440.00        10,166.93        9,915.45
       07/31/05        10,230.00        10,544.87       10,608.51
       08/31/05        10,520.00        10,448.60       10,699.37
       09/30/05        11,470.00        10,533.18       11,695.59
       10/31/05        10,650.00        10,357.49       10,931.16
       11/30/05        11,440.00        10,748.84       11,835.44
       12/31/05        12,298.06        10,752.65       12,534.99
       01/31/06        13,908.39        11,037.34       13,935.03
       02/28/06        13,764.80        11,067.20       13,918.54
       03/31/06        13,805.82        11,204.94       14,041.19
       04/30/06        14,759.72        11,355.30       15,040.99
       05/31/06        13,077.58        11,028.89       13,465.14
       06/30/06        12,995.53        11,043.54       13,432.22
       07/31/06        13,251.95        11,111.61       13,624.53
       08/31/06        13,672.48        11,375.59       13,971.64
       09/30/06        13,569.91        11,668.56       14,087.99
       10/31/06        14,287.90        12,048.56       14,756.92
       11/30/06        15,241.79        12,277.30       15,853.90
       12/31/06        16,305.69        12,449.49       16,567.76
       01/31/07        16,206.06        12,637.57       16,389.35
       02/28/07        16,128.57        12,391.14       16,292.08
       03/31/07        16,593.50        12,529.43       16,940.86
       04/30/07        17,301.96        13,084.26       17,725.17
       05/31/07        17,910.80        13,540.37       18,603.10
       06/30/07        18,729.95        13,315.56       19,475.14
       07/31/07        20,091.53        12,903.22       20,502.70
       08/31/07        19,615.53        13,096.35       20,066.98
       09/30/07        21,785.19        13,585.63       22,283.04
       10/31/07        24,220.53        13,801.70       24,768.06
       11/30/07        22,183.70        13,224.46       23,012.33
       12/31/07        22,722.72        13,132.94       23,093.03
       01/31/08        19,244.61        12,345.31       20,211.25
       02/29/08        20,151.36        11,944.58       21,703.09
       03/31/08        18,635.61        11,892.88       20,554.58
       04/30/08        20,219.02        12,471.97       22,222.67
       05/31/08        20,584.43        12,633.50       22,634.92
       06/30/08        18,567.94        11,569.45       20,377.38
       07/31/08        17,038.66        11,472.17       19,608.75
       08/31/08        15,116.90        11,638.20       18,042.48
       09/30/08        12,044.80        10,602.32       14,885.04
       10/31/08         8,038.89         8,821.87       10,811.31
       11/30/08         6,983.28         8,188.66        9,997.46
       12/31/08         7,267.85         8,274.94       10,777.19
       01/31/09         6,608.39         7,578.31       10,081.18
       02/28/09         6,223.70         6,774.02        9,512.50
       03/31/09         6,883.17         7,366.33       10,879.54
       04/30/09         7,693.76         8,070.74       12,689.97
       05/31/09         9,150.08         8,521.63       14,858.29
       06/30/09         8,847.82         8,538.65       14,658.12
       07/31/09         9,946.93         9,183.65       16,306.38
       08/31/09        10,056.84         9,514.75       16,248.04
       09/30/09        10,166.75         9,869.55       17,722.87
       10/31/09         9,988.15         9,686.44       17,744.79
       11/30/09        10,785.00        10,267.31       18,506.99
       12/31/09        10,922.39        10,465.54       19,237.88

 AVERAGE ANNUAL PERFORMANCE                    For the Periods Ended
                                                   December 31, 2009

                                                    One Year  Inception
  Global Emerging Markets Fund
    (Inception 2/24/05)                              50.28%     1.84%
  ---------------------------------------------------------------------
  S&P 500 Index                                      26.47%     0.94%
  ---------------------------------------------------------------------
  MSCI Emerging Markets
    Net Total Return Index                           78.51%    14.44%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk.

  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The MSCI Emerging
  Markets Net Total Return Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in emerging market countries on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax). The returns for the indexes reflect no deduction for fees, expenses or taxes, except as noted above.

  Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 3.15%. The Adviser can modify or terminate this arrangement at any time.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

 GLOBAL EMERGINE MARKETS FUND

THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

In response to a slowing global economy, China announced a 4 trillion yuan ($586 billion) stimulus plan in late 2008. The intended effect was to counteract a slowdown in exports by ramping up fixed asset investment in the near term and consumption in the long run.

China GDP growth got progressively stronger, rising from 6.2 percent in the first quarter of 2009 to 7.9 percent, 9.1 percent and 10.7 percent in subsequent quarters, easily surpassing the government's goal of 8 percent for all of 2009.

For 2009, China's exports averaged year-over-year growth of negative
15.8 percent. These weak exports numbers reflected the economic weakness of China's major trading partners, the U.S. and the European Union.

Money supply as measured by M2 (cash plus checking, savings and money market accounts) exploded in China in 2009 as a result of the stimulus program. For 2009, M2 grew at an average rate of 27.7 percent.

Auto and property sales were very strong, as the government provided incentives to boost sales in both of these categories. China surpassed the U.S. in total car sales.

In Russia, 2009 opened with a flood of negative economic and political news. In January, Gazprom OAO(2) shut off natural gas pipelines to Europe after a quarrel with Ukraine over pricing. The Central Bank of Russia accelerated the pace of ruble devaluation. After reaching 36 rubles per dollar, Russia's currency stabilized and, supported by stronger crude prices, the MICEX Index(3) gained 120 percent for the year.

In Latin America, Brazil was a star performer, up 145 percent despite languishing early in the year as investors fretted about exposure to BRIC countries (Brazil, Russia, India and China). However, a dramatic turnaround took place in March as the massive quantitative easing in the U.S. led investors to seek higher returns in commodities. In addition, awarding the 2016 Olympic Games to Rio de Janeiro added to the positive momentum for the country.

Peru, up around 120 percent, was also a strong performer in Latin
America as it was viewed as one of the beneficiaries of higher commodities prices.

In India, a massive fraud uncovered at software company Satyam
Computer Services Ltd.(4) led to a heavy selloff in the Indian shares early in the

 GLOBAL EMERGING MARKETS FUND

year. But in May, the Congress Party returned to power in a coalition government following a national election. The Congress Party, led by Sonia Gandhi, historically has taken a pro-business stance. The election results gave investors sufficient confidence to return to the market - the Bombay Stock Exchange Sensitive Index (Sensex)(5) ended the year up nearly
92 percent.

INVESTMENT HIGHLIGHTS

OVERVIEW

The fund gained 50.28 percent for the year ended December 31, 2009, compared to a 78.51 percent return for the MSCI Emerging Markets Net Total Return Index, the fund's benchmark.

Because the fund is actively managed, and a holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. Its annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

STRENGTHS

* One of the best-performing sectors was materials. Shares of Teck Resources Ltd.,(6) a diversified mining company with operations in North and South America, were up 611 percent during the time period, the best performer in the fund.

* Another significant contributor to performance was China Agritech Inc.,(7) which appreciated by 508 percent in the 12 months. The fund was overweighted China, whose index rose by 82 percent in the course of 2009.

* Russia was also overweighted, which helped returns in light of the MICEX Index appreciating by 120 percent. X5 Retail Group N.V.(8) (up 270 percent), Wimm-Bill-Dann Foods OJSC(9) (up 262 percent) and Magnit OAO(10) (up 254 percent) ranked in the top 10 performers for the fund.

* South Korea was underweighted, which positively impacted the fund in light of the KOSPI Index(11) rising by 67 percent, less than the benchmark return.

WEAKNESSES

* The fund underweighted Brazil, which with a return of 145 percent, was one of the strongest performers among emerging markets. This was one of the main reasons why the fund underperformed the benchmark.

 GLOBAL EMERGINE MARKETS FUND

  Strong economic data throughout the year provided comfort for investors, who saw Brazil as the first Latin American country to emerge from recession last year.

* The fund underweighted India, whose Sensex Index returned nearly 92 percent last year. The positive sentiment after last May's election and win of the Congress Party was a missed opportunity.

* The fund missed an opportunity in Peru, whose index rose around
  120 percent in 2009, fueled by higher commodities prices, and ranked among the best performers among emerging markets.

CURRENT OUTLOOK

OPPORTUNITIES

* China approved an economic zone along the coastline of the Liaoning province, a traditional base for heavy industry, as part of an effort to propel growth in northeast China. This should benefit seaports, ocean shippers, and equipment manufacturers in the region.

* Russia is finding new ways to achieve economic competitiveness in the 21st century. The country is carving out an international niche in the design and production of polysilicon solar panels. Several players are emerging in this sector, which is leveraging pioneering solar technologies used by the space program.

THREATS

* One key inflation-related risk in China is the possibility of more aggressive policy tightening as CPI rises. While there is no clear consensus as to what level CPI needs to rise before interest rates are raised, many China strategists think CPI needs to hit at least 3 percent before action is taken.

* Valuations in emerging markets have stretched in the second half of 2009, making it harder to spot opportunities.

 (1)Emerging market countries are those countries defined as such by the World Bank, the International Finance Corporation, the United Nations or the European Bank for Reconstruction and Development or included in the MSCI Emerging Markets Index.

 (2)This security comprised 0.91% of the fund's total net assets as of December 31, 2009.

 (3)The MICEX Index is the real-time cap-weighted Russian composite index. It comprises 30 most liquid stocks of Russian largest and most developed companies from 10 main economy sectors. The MICEX Index is calculated and disseminated by the MICEX Stock
    Exchange, the main Russian stock exchange.

 (4)The fund did not hold this security as of December 31, 2009.

 GLOBAL EMERGING MARKETS FUND

 (5)The Bombay Stock Exchange Sensitive Index (Sensex) is a cap-weighted index. The selection of the index members has been made on the basis of liquidity, depth, and floating-stock-adjustment depth and industry representation. The index uses free float.

 (6)This security comprised 1.14% of the fund's total net assets as of December 31, 2009.

 (7)This security comprised 0.40% of the fund's total net assets as of December 31, 2009.

 (8)This security comprised 1.15% of the fund's total net assets as of December 31, 2009.

 (9)This security comprised 0.86% of the fund's total net assets as of December 31, 2009.

(10)This security comprised 0.57% of the fund's total net assets as of December 31, 2009.

(11)The KOSPI Index is a capitalization-weighted index of all common shares on the Korean Stock Exchange.

 COUNTRY DISTRIBUTION*
 BASED ON TOTAL INVESTMENTS                        December 31, 2009

                   [Global Emerging Markets Fund Pie Chart]

United States                               17.8%
Brazil                                      16.6%
People's Republic of China                  14.2%
Russian Federation                          12.7%
Canada                                       6.0%
South Africa                                 5.8%
Korea, Republic Of                           5.1%
Mexico                                       4.9%
Hong Kong                                    3.3%
India                                        3.3%
Hungary                                      2.4%
Other                                        7.9%

* Country distribution shown is based on domicile and the locale of company operations may be different.

 GLOBAL EMERGING MARKETS FUND

 TOP 10 HOLDINGS BASED ON NET ASSETS
 (EXCLUDING REPURCHASE AGREEMENTS)                 December 31, 2009

   VIVO PARTICIPACOES S.A.                                  2.80%
     CELLULAR TELECOMMUNICATIONS
   ---------------------------------------------------------------
   SAMSUNG ELECTRONICS CO., LTD.                            2.75%
     ELECTRONICS & COMPONENTS
   ---------------------------------------------------------------
   NASPERS LTD.                                             2.63%
     MULTIMEDIA
   ---------------------------------------------------------------
   LOJAS RENNER S.A.                                        2.62%
     DEPARTMENT STORES
   ---------------------------------------------------------------
   NOVOLIPETSK STEEL                                        2.62%
     STEEL - PRODUCERS
   ---------------------------------------------------------------
   OPTO CIRCUITS INDIA LTD.                                 2.52%
     HEALTHCARE EQUIPMENT & SERVICES
   ---------------------------------------------------------------
   OTP BANK NYRT. PLC                                       2.45%
     COMMERCIAL BANKS - NON US
   ---------------------------------------------------------------
   ROSNEFT OIL CO. OJSC                                     2.13%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------
   CHINA LIFE INSURANCE CO., LTD.                           2.13%
     INSURANCE
   ---------------------------------------------------------------
   MTN GROUP LTD.                                           2.06%
     CELLULAR TELECOMMUNICATIONS
   ---------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  24.71%

 CHINA REGION FUND

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The China Region Fund (USCOX) seeks capital appreciation by focusing on the economic growth in the greater China region, including China, Hong Kong, Singapore, Korea, Taiwan and other Asian countries.(1) The fund emphasizes a long-term growth approach over current income.

PERFORMANCE GRAPH

 CHINA REGION FUND

                     [China Region Fund Graph]

                                        MSCI All Country
                                           Far East
                       China Region         Free ex
         Date              Fund           Japan Index
         ----              ----           -----------

       12/31/99        $ 10,000.00        $ 10,000.00
       01/31/00          10,050.17           9,772.17
       02/29/00          10,719.06           9,247.29
       03/31/00          11,137.12           9,661.79
       04/28/00          10,000.00           8,863.74
       05/31/00           9,464.88           8,131.87
       06/30/00          10,217.39           8,499.22
       07/31/00          10,267.56           8,182.85
       08/31/00          10,050.17           8,072.02
       09/29/00           9,214.05           7,129.61
       10/31/00           8,394.65           6,565.06
       11/30/00           7,943.14           6,230.40
       12/31/00           8,112.04           6,212.37
       01/31/01           8,450.75           7,043.26
       02/28/01           8,027.36           6,697.81
       03/30/01           7,959.62           5,964.19
       04/30/01           8,281.39           5,973.18
       05/31/01           8,552.36           5,914.69
       06/30/01           8,332.20           5,780.30
       07/31/01           7,637.85           5,549.74
       08/31/01           7,045.11           5,449.79
       09/30/01           6,249.15           4,575.77
       10/31/01           6,486.25           4,804.70
       11/30/01           6,943.50           5,459.21
       12/31/01           7,045.11           5,952.31
       01/31/02           7,214.47           6,192.05
       02/28/02           7,129.79           6,201.71
       03/31/02           7,485.43           6,639.93
       04/30/02           7,688.66           6,718.47
       05/31/02           7,671.72           6,564.30
       06/30/02           7,417.69           6,202.80
       07/31/02           6,926.56           5,963.40
       08/31/02           6,672.53           5,821.28
       09/30/02           6,113.67           5,149.32
       10/31/02           6,164.47           5,422.86
       11/30/02           6,452.37           5,688.98
       12/31/02           6,181.41           5,294.59
       01/31/03           6,367.70           5,357.05
       02/28/03           6,367.70           5,094.08
       03/31/03           6,096.73           4,849.89
       04/30/03           6,130.60           5,003.51
       05/31/03           6,824.95           5,411.63
       06/30/03           7,062.05           5,716.64
       07/31/03           7,722.53           6,193.20
       08/31/03           8,315.26           6,630.45
       09/30/03           8,586.23           6,646.56
       10/31/03          10,059.61           7,204.88
       11/30/03          10,347.51           7,089.63
       12/31/03          11,196.67           7,453.34
       01/31/04          11,264.94           7,934.93
       02/29/04          11,896.46           8,220.16
       03/31/04          11,503.89           8,034.31
       04/30/04          10,343.26           7,547.36
       05/31/04          10,292.06           7,340.00
       06/30/04          10,001.90           7,256.04
       07/31/04           9,899.49           7,038.90
       08/31/04           9,984.83           7,382.13
       09/30/04          10,667.55           7,620.72
       10/31/04          10,684.62           7,648.34
       11/30/04          11,367.35           8,297.01
       12/31/04          11,668.03           8,514.15
       01/31/05          11,283.76           8,563.31
       02/28/05          12,314.32           9,042.05
       03/31/05          11,930.04           8,600.65
       04/30/05          11,720.43           8,491.55
       05/31/05          11,563.23           8,652.93
       06/30/05          11,999.91           8,831.39
       07/31/05          12,436.59           9,372.17
       08/31/05          12,366.72           9,030.97
       09/30/05          13,047.94           9,464.28
       10/31/05          12,261.92           8,865.68
       11/30/05          12,820.86           9,488.75
       12/31/05          13,847.65          10,034.74
       01/31/06          15,298.70          10,734.96
       02/28/06          15,119.55          10,695.31
       03/31/06          16,176.49          10,793.99
       04/30/06          17,269.25          11,545.31
       05/31/06          16,122.75          10,723.69
       06/30/06          15,603.24          10,634.43
       07/31/06          15,442.01          10,610.23
       08/31/06          15,585.32          10,871.41
       09/30/06          15,854.03          11,171.30
       10/31/06          16,373.55          11,456.62
       11/30/06          17,609.62          12,357.17
       12/31/06          19,086.11          12,891.56
       01/31/07          18,795.00          12,665.24
       02/28/07          18,503.88          12,758.50
       03/31/07          19,013.33          13,008.08
       04/30/07          19,777.50          13,453.54
       05/31/07          21,487.79          14,160.97
       06/30/07          22,834.19          14,907.26
       07/31/07          24,398.92          15,948.38
       08/31/07          25,363.24          15,722.91
       09/30/07          30,257.58          17,524.16
       10/31/07          34,751.64          19,265.40
       11/30/07          30,293.97          17,449.64
       12/31/07          29,257.24          17,194.13
       01/31/08          24,733.16          14,798.25
       02/28/08          25,513.97          15,800.51
       03/31/08          22,643.36          14,948.78
       04/30/08          23,975.32          16,080.37
       05/31/08          23,309.34          15,633.31
       06/30/08          20,875.06          13,876.25
       07/31/08          19,933.50          13,568.21
       08/31/08          18,371.89          12,506.89
       09/30/08          15,799.83          10,428.16
       10/31/08          12,860.33           7,955.98
       11/30/08          12,125.45           7,508.01
       12/31/08          12,837.36           8,259.78
       01/31/09          11,735.05           7,766.98
       02/28/09          11,321.68           7,285.09
       03/31/09          12,791.43           8,293.40
       04/30/09          14,261.18           9,636.11
       05/31/09          16,626.56          10,927.02
       06/30/09          16,259.13          10,874.62
       07/31/09          17,774.81          12,302.74
       08/31/09          16,442.84          11,838.11
       09/30/09          17,499.23          12,825.83
       10/31/09          17,614.05          12,807.05
       11/30/09          18,923.05          13,056.33
       12/31/09          19,198.63          13,629.09

 AVERAGE ANNUAL PERFORMANCE                         For the Years Ended
                                                      December 31, 2009

                                         One Year  Five Year  Ten Year
China Region Fund                         49.55%    10.47%     6.73%
----------------------------------------------------------------------
Hang Seng Composite Index                 58.78%    14.47%      n/a
----------------------------------------------------------------------
MSCI All Country Far East Free ex Japan
  Index*                                  65.01%     9.86%     3.14%

* These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Stock
Exchange of Hong Kong, based on average market capitalization for the twelve months. The index commenced January 2000; it is not included in the graph as it had less than ten years of data. The MSCI All Country
Far East Free ex Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of the Far East, excluding Japan. The index consists of the following developed and emerging market country indices: China, Hong Kong, Indonesia, Korea, Malaysia, New Zealand,
Philippines, Singapore, Taiwan and Thailand. The returns for the indexes reflect no deduction for fees, expenses or taxes.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 2.55%. The Adviser can modify or terminate this arrangement at any time.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

 CHINA REGION FUND

THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

With their announcement of a $586 billion stimulus package, China showed it was willing to invest freely to achieve its target of 8 percent GDP growth in 2009. As the year progressed, it became clear that the fear of deceleration was becoming less of a concern, although deflationary signs were still evident.

GDP grew stronger throughout the year, rising from 6.2 percent in the first quarter to 10.7 percent in the fourth quarter.

Fixed asset investment was the primary source of GDP growth. For
2009, FAI was up 31 percent from the same period in 2008.

Exports, long China's key economic driver, were a drag on growth.
Export growth was negative for the first 11 months of 2009 before finally registering a positive number in December.

Retail sales were generally stronger than a year ago. Auto and property sales were particularly strong as the government provided incentives to boost sales in both of these categories. China's total car sales surpassed that of the United States to become the world's largest auto market.

Money supply (as measured by M2(2)) was very strong in 2009, growing at an average rate of 27.7 percent compared to 17.8 percent in 2008.

The performance of the various sectors in the Hang Seng Composite Index (HSCI), the fund's benchmark, was mostly positive during the year. Technology, consumer goods and energy advanced the most, while telecom and utilities lagged and finished in negative territory for the year.

INVESTMENT HIGHLIGHTS

OVERVIEW

The fund returned 49.55 percent for the year ended December 31, 2009, compared to a 58.78 percent return for the HSCI.

Because the fund is actively managed, and holding period is not generally a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. Its portfolio turnover is, and is expected to continue to be, over 100 percent.

 CHINA REGION FUND

STRENGTHS

* The best-performing sector in the Hang Seng Composite Index was technology. This was due to restocking early in the year and continued as global economies showed a recovery from the global recession. Tencent Holdings Ltd.,(3) a longtime technology holding of the fund, returned 238 percent in the time period and was a significant positive contributor to performance.

* China sold 13.6 million cars in 2009, compared to a little more than 10 million for the U.S. For China, this was 53 percent growth from 2008. Both countries had incentives in place to drive car sales, with China's incentives favoring smaller cars. The fund benefited from its holdings in Dongfeng Motor Group Co., Ltd.,(4) which was up 351 percent over the 12 months.

* China was a big importer of commodities in 2009, which helped drive prices higher. Copper gained over 130 percent in price during the year. For most of 2009, the fund held Jiangxi Copper
  Co. Ltd.,(5) which rose 225 percent for the year.

* Consumer goods was the second-best performing sector in the HSCI as China aims to make consumption a larger contributor to GDP both in the short term and the long term. China Dongxiang Group Co.,(6) a sportswear company, rose 231 percent and Belle International Holdings Ltd.,(7) which sells women's footwear, rose 170 percent.

WEAKNESSES

* The fund's benchmark, the Hang Seng Composite Index (HSCI), underperformed mainland Chinese stock indexes during the year. This was largely driven by the underperformance of the telecom and property sectors. The fund was underweight those sectors, but exposure to specific stocks within the sectors had a negative impact on the fund's performance. These stocks included China Mobile Ltd.,(5) Shimao Property Holdings Ltd.(8) and Agile Property Holdings Ltd.(5) The fund was overweight information technology and consumer goods, both of which outperformed the HSCI, but did not own the best-performing stocks within those sectors.

* Financial stocks were also laggards during the time period. Loan growth was staggering to the point where new loans in the first four months of the year were greater than all new lending in 2008. With such massive lending came concerns about the Chinese banks' ability to price loans correctly and the possibility for future loan losses. As a sector, the group was up only 4.86 percent during the year. Bank holdings included Industrial & Commercial Bank of China Ltd.(9) and Standard Chartered plc.(10)

 CHINA REGION FUND

CURRENT OUTLOOK

OPPORTUNITIES

* Entering 2009, the twin concerns facing China were deflation and deceleration. These are no longer concerns. China should easily surpass its goal of 8 percent GDP growth for all of 2009. GDP growth should also be at least 8 percent in 2010 despite a slowdown in investment. Falling prices are also no longer a concern - CPI should turn positive from a low base effect.

* China is not expecting any contribution from net exports towards GDP growth. December 2009 exports came in much stronger than expected. If exports remain strong, net exports could once again become a contributor to GDP growth.

* Urbanization remains an opportunity. China is looking for another 90 million people to move to cities by 2015. This is a long-term positive for resources such as iron ore and copper.

THREATS

* Deflation and deceleration have been replaced by concerns over inflation and imbalance. While prices fell for most of 2009, as measured by China's CPI, this should reverse itself in 2010 as the global economy continues its recovery and prices rise from a low base. Imbalance refers to an imbalance in China's economy, particularly in the area of investments, which was the biggest contributor to GDP in 2009. This cannot continue and be good for the economy in the long run. China needs more balance in its GDP composition, meaning greater consumption.

* One inflation-related risk is the possibility of more aggressive policy tightening as CPI rises. While there is no clear consensus as to what level of inflation must be seen before interest rates are raised, many China strategists think CPI needs to climb at least 3 percent before action is taken.

* A threat external to China is recovery in the United States. Some think that a slowdown (or worse, a double dip into recession) is possible in the second half of 2010. If that happens, China's GDP growth could weaken.

 (1)The China region is defined as any country that either shares a border with China or is located in the South China Sea or the East China Sea and includes: the People's Republic of China (PRC or China), Bangladesh, Hong Kong, India, Indonesia, Kazakhstan, Korea, Kyrgyzstan, Laos, Malaysia, Mongolia, Nepal, Pakistan, Philippines, Singapore, Taiwan, Tajikistan, Thailand, and Vietnam.

 (2)M1 and M2 are measures of total money supplies. The M1 money supply includes only checkable demand deposits. M2 includes everything in M1 and also savings and other time deposits.

 CHINA REGION FUND

 (3)This security comprised 5.75% of the total net assets of the fund as of December 31, 2009.

 (4)This security comprised 2.02% of the total net assets of the fund as of December 31, 2009.

 (5)The fund did not hold this security as of December 31, 2009.

 (6)This security comprised 1.09% of the total net assets of the fund as of December 31, 2009.

 (7)This security comprised 2.05% of the total net assets of the fund as of December 31, 2009.

 (8)This security comprised 0.67% of the total net assets of the fund as of December 31, 2009.

 (9)This security comprised 2.19% of the total net assets of the fund as of December 31, 2009.

(10)This security comprised 0.66% of the total net assets of the fund as of December 31, 2009.

 COUNTRY DISTRIBUTION*
 BASED ON TOTAL INVESTMENTS                        December 31, 2009

                            [Pie Chart]

People's Republic of China        47.5%
Hong Kong                         19.7%
United States                     15.8%
Korea, Republic of                 5.0%
Canada                             3.3%
Indonesia                          3.2%
Other                              5.5%

* Country distribution shown is based on domicile and not intended to conform to the China region definition in the prospectus.

 CHINA REGION FUND

 TOP 10 HOLDINGS BASED ON NET ASSETS
 (EXCLUDING REPURCHASE AGREEMENTS)                 December 31, 2009

   TENCENT HOLDINGS LTD.                                    5.75%
     INTERNET
   ---------------------------------------------------------------
   WEICHAI POWER CO., LTD.                                  3.85%
     AUTO PARTS & EQUIPMENT
   ---------------------------------------------------------------
   TSINGTAO BREWERY CO., LTD.                               3.54%
     BREWERY
   ---------------------------------------------------------------
   TINGYI (CAYMAN ISLANDS) HOLDINGS CORP.                   3.52%
     FOOD & BEVERAGES
   ---------------------------------------------------------------
   CHINA RESOURCES ENTERPRISE LTD.                          2.90%
     DIVERSIFIED OPERATIONS
   ---------------------------------------------------------------
   CTRIP.COM INTERNATIONAL LTD.                             2.55%
     E-COMMERCE
   ---------------------------------------------------------------
   CHINA SHENHUA ENERGY CO., LTD.                           2.32%
     COAL
   ---------------------------------------------------------------
   CHINA GAS HOLDINGS LTD.                                  2.31%
     PIPELINES
   ---------------------------------------------------------------
   INDUSTRIAL AND COMMERCIAL BANK OF CHINA LTD.             2.19%
     COMMERCIAL BANKS - NON US
   ---------------------------------------------------------------
   LI & FUNG LTD.                                           2.18%
     DISTRIBUTION/WHOLESALE
   ---------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  31.11%

  EXPENSE EXAMPLE (UNAUDITED)                      December 31, 2009

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including short-term trading fees and exchange fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

* ACTUAL EXPENSES. The first line of the following table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

* HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second line of the following table for each fund provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct or transactional costs, such as small account, exchange or short-term trading fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct or transactional costs were included, your costs would have been higher.

  EXPENSE EXAMPLE (UNAUDITED)                                     December 31, 2009

-----------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 2009       BEGINNING        ENDING
                                       ACCOUNT VALUE   ACCOUNT VALUE     EXPENSES
                                          JULY 1,       DECEMBER 31,    PAID DURING
                                           2009           2009**        PERIOD*/**
-----------------------------------------------------------------------------------
U.S. TREASURY SECURITIES CASH FUND
Based on Actual Fund Return               $1,000.00       $1,000.10       $ 0.71
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,024.50       $ 0.71
-----------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES SAVINGS
  FUND
Based on Actual Fund Return               $1,000.00       $1,000.10       $ 1.36
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,023.84       $ 1.38
-----------------------------------------------------------------------------------
NEAR-TERM TAX FREE FUND
Based on Actual Fund Return               $1,000.00       $1,026.70       $ 2.30
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,022.94       $ 2.29
-----------------------------------------------------------------------------------
TAX FREE FUND
Based on Actual Fund Return               $1,000.00       $1,044.10       $ 3.61
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,021.68       $ 3.57
-----------------------------------------------------------------------------------
ALL AMERICAN EQUITY FUND
Based on Actual Fund Return               $1,000.00       $1,169.20       $10.33
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,015.68       $ 9.60
-----------------------------------------------------------------------------------
HOLMES GROWTH FUND
Based on Actual Fund Return               $1,000.00       $1,118.80       $ 9.56
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,016.18       $ 9.10
-----------------------------------------------------------------------------------
GLOBAL MEGATRENDS FUND
Based on Actual Fund Return               $1,000.00       $1,165.90       $11.08
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,014.97       $10.31
-----------------------------------------------------------------------------------
GLOBAL RESOURCES FUND
Based on Actual Fund Return               $1,000.00       $1,340.90       $ 8.56
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,017.90       $ 7.37
-----------------------------------------------------------------------------------
WORLD PRECIOUS MINERALS FUND
Based on Actual Fund Return               $1,000.00       $1,401.10       $ 9.86
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,016.99       $ 8.29
-----------------------------------------------------------------------------------
GOLD AND PRECIOUS METALS FUND
Based on Actual Fund Return               $1,000.00       $1,246.90       $ 8.89
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,017.29       $ 7.98
-----------------------------------------------------------------------------------
EASTERN EUROPEAN FUND
Based on Actual Fund Return               $1,000.00       $1,365.80       $11.03
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,015.88       $ 9.40
-----------------------------------------------------------------------------------
GLOBAL EMERGING MARKETS FUND
Based on Actual Fund Return               $1,000.00       $1,234.50       $15.43
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,011.39       $13.89
-----------------------------------------------------------------------------------
CHINA REGION FUND
Based on Actual Fund Return               $1,000.00       $1,180.80       $11.16
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,014.97       $10.31
-----------------------------------------------------------------------------------

*These calculations are based on expenses incurred in the most recent fiscal half-year. The funds' annualized expense ratios (after reimbursements and offsets) for the six-month period ended December 31, 2009, were 0.14%, 0.27%, 0.45%, 0.70%, 1.89%, 1.79%, 2.03%,
1.45%, 1.63%, 1.57%, 1.85%, 2.74% and 2.03%, respectively, for the
U.S. Treasury Securities Cash, U.S. Government Securities Savings, Near-Term Tax Free, Tax Free, All American Equity, Holmes Growth, Global MegaTrends, Global Resources, World Precious Minerals, Gold and Precious Metals, Eastern European, Global Emerging Markets and China Region Funds. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, then divided by 365 days in the current fiscal year.

                                                                          71


**As detailed in the Notes to Financial Statements, there were changes in expense limitations and waivers during the six-month period. Had the current expense limitations and waivers been in place throughout the entire six-month period, the values in the first table above would be shown as below.

-----------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 2009       BEGINNING        ENDING
                                       ACCOUNT VALUE   ACCOUNT VALUE     EXPENSES
                                          JULY 1,       DECEMBER 31,    PAID DURING
                                           2009            2009           PERIOD*
-----------------------------------------------------------------------------------
U.S. TREASURY SECURITIES CASH FUND
Based on Actual Fund Return               $1,000.00       $1,000.10       $ 0.71
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,024.50       $ 0.71
-----------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES SAVINGS
  FUND
Based on Actual Fund Return               $1,000.00       $1,000.10       $ 1.36
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,023.84       $ 1.38
-----------------------------------------------------------------------------------
NEAR-TERM TAX FREE FUND
Based on Actual Fund Return               $1,000.00       $1,026.70       $ 2.30
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,022.94       $ 2.29
-----------------------------------------------------------------------------------
TAX FREE FUND
Based on Actual Fund Return               $1,000.00       $1,044.10       $ 3.61
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,021.68       $ 3.57
-----------------------------------------------------------------------------------
ALL AMERICAN EQUITY FUND
Based on Actual Fund Return               $1,000.00       $1,169.20       $11.54
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,014.57       $10.71
-----------------------------------------------------------------------------------
HOLMES GROWTH FUND
Based on Actual Fund Return               $1,000.00       $1,118.80       $10.36
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,015.43       $ 9.86
-----------------------------------------------------------------------------------
GLOBAL MEGATRENDS FUND
Based on Actual Fund Return               $1,000.00       $1,165.90       $12.01
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,014.12       $11.17
-----------------------------------------------------------------------------------
GLOBAL RESOURCES FUND
Based on Actual Fund Return               $1,000.00       $1,340.90       $ 8.85
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,017.64       $ 7.63
-----------------------------------------------------------------------------------
WORLD PRECIOUS MINERALS FUND
Based on Actual Fund Return               $1,000.00       $1,401.10       $10.29
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,016.64       $ 8.64
-----------------------------------------------------------------------------------
GOLD AND PRECIOUS METALS FUND
Based on Actual Fund Return               $1,000.00       $1,246.90       $ 9.12
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,017.09       $ 8.19
-----------------------------------------------------------------------------------
EASTERN EUROPEAN FUND
Based on Actual Fund Return               $1,000.00       $1,365.80       $11.03
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,015.88       $ 9.40
-----------------------------------------------------------------------------------
GLOBAL EMERGING MARKETS FUND
Based on Actual Fund Return               $1,000.00       $1,234.50       $17.12
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,009.88       $15.40
-----------------------------------------------------------------------------------
CHINA REGION FUND
Based on Actual Fund Return               $1,000.00       $1,180.80       $12.15
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,014.06       $11.22

U.S. TREASURY SECURITIES CASH FUND

  PORTFOLIO OF INVESTMENTS                                          December 31, 2009

UNITED STATES
GOVERNMENT                             COUPON   MATURITY    PRINCIPAL
OBLIGATIONS 48.12%                      RATE      DATE        AMOUNT         VALUE

UNITED STATES TREASURY BILLS 48.12%
-------------------------------------------------------------------------------------
                               Yield    0.25%   01/07/10  $ 10,000,000   $  9,999,583
                               Yield    0.07%   01/21/10    10,000,000      9,999,611
                               Yield    0.18%   04/01/10    10,000,000      9,995,625
                               Yield    0.09%   04/15/10    10,000,000      9,997,400
                               Yield    0.13%   05/27/10    10,000,000      9,994,931

-------------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT OBLIGATIONS                                 49,987,150
-------------------------------------------------------------------------------------
  (cost $49,987,150)

REPURCHASE AGREEMENTS 52.02%

Joint Tri-Party Repurchase
  Agreements, 12/31/09, collateralized
  by U.S. Treasury securities held in
  joint tri-party repurchase accounts:

0.00% Merrill Lynch, repurchase
  price $9,000,000                      0.00%   01/04/10     9,000,000      9,000,000
0.00% Morgan Stanley, repurchase
  price $25,046,640                     0.00%   01/04/10    25,046,640     25,046,640
0.00% UBS Financial Services, Inc.,
  repurchase price $20,000,000          0.00%   01/04/10    20,000,000     20,000,000

-------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                                                54,046,640
-------------------------------------------------------------------------------------
  (cost 54,046,640)

-------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.14%                                                 104,033,790
-------------------------------------------------------------------------------------
  (cost $104,033,790)
Other assets and liabilities, net
  (0.14)%                                                                    (144,402)
                                                                         ------------

NET ASSETS 100%                                                          $103,889,388
                                                                         ------------

See notes to portfolios of investments and notes to financial statements.

                                                                         73


U.S. GOVERNMENT SECURITIES SAVINGS FUND

  PORTFOLIO OF INVESTMENTS                                         December 31, 2009

UNITED STATES
GOVERNMENT AND AGENCY                COUPON    MATURITY    PRINCIPAL
OBLIGATIONS 76.64%                    RATE       DATE        AMOUNT         VALUE

FEDERAL FARM CREDIT BANK 30.55%
------------------------------------------------------------------------------------
Discount Notes:
                               Yield  0.01%    01/04/10  $ 50,000,000   $ 49,999,958
                               Yield  0.26%    06/23/10     2,608,000      2,604,741
Fixed Rates:
                                      5.10%    03/15/10     1,500,000      1,513,738
                                      0.88%    04/01/10     2,000,000      2,003,708
                                      5.20%    04/19/10    10,000,000     10,151,118
Variable Rates:
                                      0.13%    03/29/10     3,000,000      2,999,519
                                      0.17%    05/26/10     5,000,000      5,000,000
                                      0.53%    10/15/10     1,350,000      1,354,101
                                      0.23%    11/02/10     1,725,000      1,726,178
                                                                        ------------
                                                                          77,353,061

FEDERAL HOME LOAN BANK 46.09%
------------------------------------------------------------------------------------
Discount Notes:
                               Yield  0.12%    01/04/10     5,000,000      4,999,952
                               Yield  0.65%    01/06/10     3,937,000      3,936,645
                               Yield  0.86%    01/11/10     2,827,000      2,826,333
                               Yield  0.03%    01/15/10    10,000,000      9,999,883
                               Yield  0.09%    03/12/10    13,200,000     13,197,616
                               Yield  0.11%    03/19/10     1,503,000      1,502,646
                               Yield  0.11%    03/26/10    11,621,000     11,618,153
                               Yield  0.09%    03/29/10     4,162,000      4,161,095
                               Yield  0.15%    05/12/10     2,400,000      2,398,690
Fixed Rates:
                                      3.88%    01/15/10     4,000,000      4,005,266
                                      3.55%    01/25/10     3,000,000      3,006,796
                                      1.00%    02/05/10     3,000,000      3,000,000
                                      1.02%    02/10/10     3,000,000      3,000,000
                                      1.00%    02/18/10     3,000,000      2,999,842
                                      1.00%    02/18/10     3,000,000      2,999,659
                                      1.05%    03/03/10     3,000,000      2,999,691
                                      1.10%    03/11/10     3,000,000      2,999,648
                                      2.63%    03/12/10     5,000,000      5,024,434
                                      4.13%    08/13/10     2,000,000      2,042,730

See notes to portfolios of investments and notes to financial statements.

74


U.S. GOVERNMENT SECURITIES SAVINGS FUND

  PORTFOLIO OF INVESTMENTS                                         December 31, 2009

UNITED STATES
GOVERNMENT AND AGENCY                COUPON    MATURITY    PRINCIPAL
OBLIGATIONS                           RATE       DATE        AMOUNT         VALUE

FEDERAL HOME LOAN BANK (CONT'D)
------------------------------------------------------------------------------------
Variable Rates:
                                      0.67%    02/05/10  $ 10,000,000   $ 10,000,000
                                      0.78%    03/19/10    10,000,000     10,000,000
                                      0.18%    07/13/10    10,000,000      9,999,875
                                                                        ------------
                                                                         116,718,954

------------------------------------------------------------------------------------
TOTAL INVESTMENTS 76.64%                                                 194,072,015
------------------------------------------------------------------------------------
  (cost $194,072,015)
Other assets and liabilities, net
  23.36%                                                                  59,159,623
                                                                        ------------

NET ASSETS 100%                                                         $253,231,638
                                                                        ------------

See notes to portfolios of investments and notes to financial statements.

                                                                           75


NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2009

                                         COUPON    MATURITY     PRINCIPAL
MUNICIPAL BONDS 92.00%                    RATE       DATE        AMOUNT        VALUE

ALABAMA 4.59%
---------------------------------------------------------------------------------------
Bessemer, Alabama Water Revenue           4.00%    01/01/16   $  300,000    $   278,466
Mountain Brook City Board of Education
  Capital Outlay                          4.00%    02/15/15      200,000        218,516
Sheffield, Alabama Electric Revenue       4.45%    07/01/11      250,000        250,350
University of Alabama at Birmingham,
  Hospital Revenue, Series A              5.00%    09/01/15      300,000        324,645
                                                                            -----------
                                                                              1,071,977

ALASKA 1.38%
---------------------------------------------------------------------------------------
Alaska Municipal Bond Bank Authority,
  Series A                                4.00%    02/01/16      300,000        320,826

ARIZONA 3.70%
---------------------------------------------------------------------------------------
Arizona School Facilities Board
  Certificates, Series A-1                5.00%    09/01/17      325,000        347,214
Arizona State Transportation Board
  Excise Tax Revenue                      5.00%    07/01/17      175,000        198,562
Pima County Unified School District, GO
  Unlimited, Refunding                    3.70%    07/01/12      300,000        317,556
                                                                            -----------
                                                                                863,332

CALIFORNIA 2.42%
---------------------------------------------------------------------------------------
San Diego, California Community College
  District, Capital Appreciation,
  Election 2002, GO Unlimited (ZCB)       4.34%(1) 05/01/15      300,000        252,459
Vernon, California Electric Systems
  Revenue, Series A                       3.75%    08/01/13      300,000        311,685
                                                                            -----------
                                                                                564,144

CONNECTICUT 2.13%
---------------------------------------------------------------------------------------
Connecticut State, Series D, GO
  Unlimited                               5.38%    11/15/18      250,000        281,800
Connecticut State, Series E, GO
  Unlimited                               5.13%    11/15/14      200,000        215,536
                                                                            -----------
                                                                                497,336

DISTRICT OF COLUMBIA 2.78%
---------------------------------------------------------------------------------------
District of Columbia Certifications
  of Participation                        4.00%    01/01/14      250,000        260,567
Washington D.C. Convention Center
  Authority Dedicated Tax Revenue,
  Refunding, Series A                     5.00%    10/01/13      110,000        119,215
Washington D.C. Convention Center
  Authority Dedicated Tax Revenue,
  Refunding, Series A                     5.00%    10/01/16      250,000        268,590
                                                                            -----------
                                                                                648,372

See notes to portfolios of investments and notes to financial statements.

76


NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2009

                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE        AMOUNT        VALUE

FLORIDA 5.30%
--------------------------------------------------------------------------------------
Florida State Board of Education
  Lottery Revenue, Series A               4.00%   07/01/14   $  300,000    $   322,947
Orange County, Florida Tourist
  Development Tax Revenue, Refunding      5.00%   10/01/10      300,000        307,317
Orange County, Florida Tourist
  Development Tax Revenue, Refunding      5.00%   10/01/14      260,000        286,653
Reedy Creek, Florida Improvement
  District Utilities Revenue, Refunded,
  Series 2                                5.00%   10/01/16      300,000        320,133
                                                                           -----------
                                                                             1,237,050

GEORGIA 1.78%
--------------------------------------------------------------------------------------
Atlanta, Georgia Water & Wastewater
  Revenue, Series B                       3.50%   11/01/13      400,000        414,624

ILLINOIS 8.96%
--------------------------------------------------------------------------------------
Aurora, Illinois, Series B, GO
  Unlimited                               3.00%   12/30/15      200,000        208,352
Chicago, Illinois Sales Tax Revenue       5.50%   01/01/15      350,000        392,133
Chicago, Illinois, Unrefunded Balance,
  Series B                                5.13%   01/01/15      325,000        365,732
Dundee Township, GO Unlimited             5.00%   12/01/13      240,000        267,854
Illinois Finance Authority Revenue,
  Refunding                               5.00%   07/01/16      390,000        410,214
Illinois State Sales Tax Revenue          5.00%   06/15/14      200,000        223,750
Illinois State Toll Highway Authority,
  Toll Highway Revenue, Series A          5.00%   01/01/16      200,000        222,340
                                                                           -----------
                                                                             2,090,375

INDIANA 5.51%
--------------------------------------------------------------------------------------
Hamilton Heights Independent School       5.25%   07/15/11      305,000        326,109
Indiana State Finance Authority
  Revenue, Refunding                      4.00%   05/01/12      350,000        373,594
Noblesville Independent Redevelopment
  Authority Lease Rent Revenue            5.00%   01/15/24      250,000        256,650
Tippecanoe County, Indiana School
  Improvements                            4.00%   01/15/15      300,000        329,904
                                                                           -----------
                                                                             1,286,257

IOWA 2.21%
--------------------------------------------------------------------------------------
Ames, Iowa Hospital Revenue, Refunding    5.00%   06/15/15      300,000        305,682
Johnston Community School District, GO
  Unlimited                               4.00%   06/01/16      200,000        209,090
                                                                           -----------
                                                                               514,772

KANSAS 0.94%
--------------------------------------------------------------------------------------
Kansas State Development Finance
  Authority Revenue                       4.00%   10/01/15      200,000        219,976

See notes to portfolios of investments and notes to financial statements.

                                                                  77


NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2009

                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE        AMOUNT        VALUE

KENTUCKY 1.38%
--------------------------------------------------------------------------------------
Louisville & Jefferson County
  Metropolitan Sewer District & Drain
  Systems, Series A                       5.50%   05/15/15   $  300,000    $   322,689

MICHIGAN 5.23%
--------------------------------------------------------------------------------------
Detroit, Michigan Local Development
  Finance Authority, Series A             5.20%   05/01/10       40,000         11,200
Detroit, Michigan Sewer Disposal
  Revenue, Refunded, Series C-1           5.25%   07/01/15      400,000        435,496
Michigan State Building Authority
  Revenue, Refunded, Series I             5.25%   10/15/14      300,000        325,584
Michigan State Grant Anticipation Bonds   5.00%   09/15/16      200,000        220,004
Michigan State Hospital Finance
  Authority Revenue, Trinity Health,
  Series A                                6.00%   12/01/18      200,000        229,060
                                                                           -----------
                                                                             1,221,344

MISSOURI 1.01%
--------------------------------------------------------------------------------------
Missouri State Health & Educational
  Facilities Authority Revenue,
  Series A                                6.75%   05/15/13      200,000        236,716

NEVADA 1.94%
--------------------------------------------------------------------------------------
North Las Vegas, GO Limited               4.00%   03/01/16      200,000        200,618
Nye County School District, GO Limited    4.00%   05/01/15      230,000        253,099
                                                                           -----------
                                                                               453,717

NEW HAMPSHIRE 0.63%
--------------------------------------------------------------------------------------
New Hampshire Health & Education
  Facilities Authority Revenue            5.00%   07/01/14      145,000        147,871

NEW JERSEY 2.28%
--------------------------------------------------------------------------------------
New Jersey State                          5.13%   05/01/10      250,000        253,880
New Jersey State Transportation Trust
  Fund Authority, Series D                4.00%   06/15/14      250,000        277,895
                                                                           -----------
                                                                               531,775

NEW YORK 2.48%
--------------------------------------------------------------------------------------
New York, New York, Series G, GO
  Unlimited                               5.00%   08/01/12      125,000        136,416
New York, New York, Subseries L-1, GO
  Unlimited                               4.00%   04/01/15      300,000        322,101
Schenectady Metroplex Development
  Authority Revenue, Series A             5.00%   12/15/12      110,000        119,809
                                                                           -----------
                                                                               578,326

See notes to portfolios of investments and notes to financial statements.

78


NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2009

                                         COUPON    MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE       DATE        AMOUNT        VALUE

PENNSYLVANIA 0.87%
---------------------------------------------------------------------------------------
Philadelphia, Pennsylvania                4.50%    08/01/12   $  195,000    $   202,178

PUERTO RICO 2.28%
---------------------------------------------------------------------------------------
Commonwealth of Puerto Rico, GO
  Unlimited                               6.00%    07/01/13      250,000        271,970
Commonwealth of Puerto Rico, Refunded,
  GO Unlimited                            5.50%    07/01/11      250,000        260,165
                                                                            -----------
                                                                                532,135

SOUTH CAROLINA 3.14%
---------------------------------------------------------------------------------------
Horry County Hospitality Fee Special
  Obligation                              5.00%    04/01/10      200,000        201,542
Jasper County School District, GO
  Unlimited                               4.00%    03/01/15      195,000        215,208
Spartanburg County School District        3.88%    04/01/12      300,000        316,557
                                                                            -----------
                                                                                733,307

TENNESSEE 2.68%
---------------------------------------------------------------------------------------
Metropolitan Government of Nashville &
  Davidson County, Water & Sewer
  Revenue                                 6.50%    12/01/14      250,000        307,803
Tennessee State, GO Unlimited,
  Refunding, Series A                     5.00%    05/01/11      300,000        317,649
                                                                            -----------
                                                                                625,452

TEXAS 15.45%
---------------------------------------------------------------------------------------
Addison, Texas Certificates of
  Obligation, GO Unlimited                4.00%    02/15/20      250,000        260,005
Bexar County Hospital District, GO
  Limited                                 3.50%    02/15/10      300,000        300,945
Conroe Texas, GO Limited (ZCB)            2.75%(1) 03/01/10      170,000        169,774
Grand Prairie Independent School
  District, Refunded, GO Unlimited
  (ZCB)                                   3.92%(1) 08/15/16      400,000        319,696
Katy, Texas Independent School
  District, School Building, Series D,
  GO Unlimited                            4.50%    02/15/19      325,000        348,078
Lewisville, Texas Independent School
  District, GO Unlimited, Refunding
  (ZCB)                                   4.04%(1) 08/15/15      400,000        342,620
Lower Colorado River Authority Texas,
  Refunding                               5.25%    05/15/19      240,000        255,461
Mount Vernon, Texas Independent School
  District Capital Appreciation Bonds,
  GO Unlimited (ZCB)                      1.66%(1) 02/15/10      200,000        199,600
North Texas Municipal Water District,
  Regional Solid Waste Disposal Systems
  Revenue                                 3.00%    09/01/12      300,000        307,866
Port Arthur, Texas, Refunding, GO
  Unlimited                               2.85%    02/15/11      200,000        204,358
San Antonio Water System Revenue          5.00%    05/15/13      100,000        105,187
San Antonio, Texas Municipal Drain
  Utilities Systems Revenue               4.00%    02/01/16      300,000        308,196
San Patricio, Texas Municipal Water
  District, Refunding                     4.00%    07/10/18      200,000        201,576

See notes to portfolios of investments and notes to financial statements.

                                                                         79


NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2009

                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE        AMOUNT        VALUE

TEXAS (CONT'D)
--------------------------------------------------------------------------------------
Texas Municipal Power Agency Revenue,
  Refunding                               5.00%   09/01/17   $  250,000    $   281,405
                                                                           -----------
                                                                             3,604,767

UTAH 1.43%
--------------------------------------------------------------------------------------
Utah State, Refunding, Series B, GO
  Unlimited                               5.38%   07/01/12      300,000        333,876

VIRGINIA 2.90%
--------------------------------------------------------------------------------------
Virginia College Building Authority
  Educational Facilities Revenue,
  Prerefunded, Series A                   5.00%   09/01/15       10,000         11,648
Virginia College Building Authority
  Educational Facilities Revenue,
  Unrefunded, Series A                    5.00%   09/01/15      290,000        333,596
Virginia State Public Building
  Authority & Public Facilities
  Revenue, Refunding, Series A            5.00%   08/01/12      300,000        331,494
                                                                           -----------
                                                                               676,738

WASHINGTON 4.12%
--------------------------------------------------------------------------------------
Clark County, Washington School
  District, GO Unlimited                  5.13%   12/01/11      100,000        108,130
Energy Northwest, Washington Electric
  Revenue                                 5.00%   07/01/14      250,000        285,955
King County, Washington School District
  No. 401 Highline Public Schools, GO
  Unlimited                               5.50%   12/01/13      240,000        266,546
Seattle, Washington Municipal Light and
  Power Revenue, Refunding                5.00%   07/01/17      300,000        300,381
                                                                           -----------
                                                                               961,012

WISCONSIN 2.48%
--------------------------------------------------------------------------------------
Chippewa Valley, Wisconsin, Technical
  College District Promissory Notes,
  Series A, GO Unlimited                  4.00%   04/01/14      250,000        273,937
Wisconsin State, Refunding, Series 2,
  GO Unlimited                            4.13%   11/01/16      295,000        305,036
                                                                           -----------
                                                                               578,973

--------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS                                                       21,469,917
--------------------------------------------------------------------------------------
  (cost $20,885,062)

See notes to portfolios of investments and notes to financial statements.

80


NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                          December 31, 2009

                                         COUPON   MATURITY    PRINCIPAL
REPURCHASE AGREEMENT 10.63%               RATE      DATE       AMOUNT         VALUE

Joint Tri-Party Repurchase Agreement,
  Morgan Stanley, 12/31/09, 0.00%,
  due 01/04/10, repurchase price
  $2,481,059, collateralized by U.S.
  Treasury securities held in a joint
  tri-party account (cost $2,481,059)     0.00%   01/04/10   $2,481,059    $ 2,481,059

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS 102.63%                                                   23,950,976
--------------------------------------------------------------------------------------
  (cost $23,366,121)
Other assets and liabilities, net
  (2.63)%                                                                     (613,897)
                                                                           -----------

NET ASSETS 100%                                                            $23,337,079
                                                                           -----------

(1)Represents Yield

See notes to portfolios of investments and notes to financial statements.

                                                                  81


TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2009

                                         COUPON    MATURITY     PRINCIPAL
MUNICIPAL BONDS 89.83%                    RATE       DATE        AMOUNT        VALUE

ALABAMA 6.32%
---------------------------------------------------------------------------------------
Alabama 21st Century Authority, Tobacco
  Settlement Revenue                      5.75%    12/01/19   $  275,000    $   280,236
Alabama State, GO Unlimited, Series A     4.63%    09/01/22      375,000        392,520
Bessemer, Alabama Water Revenue           4.00%    01/01/16      200,000        185,644
Mountain Brook City Board of Education
  Capital Outlay                          4.00%    02/15/15      195,000        213,053
University of Alabama at Birmingham,
  Hospital Revenue, Series A              5.00%    09/01/15      300,000        324,645
                                                                            -----------
                                                                              1,396,098

ARIZONA 1.22%
---------------------------------------------------------------------------------------
University of Arizona Certificates of
  Participation, Series C                 5.00%    06/01/22      260,000        268,681

CALIFORNIA 9.49%
---------------------------------------------------------------------------------------
Anaheim, California City School
  District, Capital Appreciation,
  Election 2002, GO Unlimited (ZCB)       4.60%(1) 08/01/28      580,000        172,045
California State, GO Unlimited            5.00%    03/01/32      300,000        276,303
California State, GO Unlimited            4.75%    03/01/34      205,000        176,339
California State, GO Unlimited            5.00%    06/01/37      455,000        409,423
Campbell, California Union High School
  District, GO Unlimited                  4.75%    08/01/34      300,000        295,710
San Diego, California Community College
  District, Capital Appreciation,
  Election 2002, GO Unlimited (ZCB)       4.34%(1) 05/01/15      450,000        378,688
Santa Clara Valley Transportation
  Authority, Refunded, Series A           5.00%    04/01/27      370,000        388,049
                                                                            -----------
                                                                              2,096,557

COLORADO 0.69%
---------------------------------------------------------------------------------------
Colorado Health Facilities Authority
  Revenue                                 5.00%    09/01/16      150,000        153,405

CONNECTICUT 1.46%
---------------------------------------------------------------------------------------
Connecticut State, Series E, GO
  Unlimited                               5.13%    11/15/14      300,000        323,304

DISTRICT OF COLUMBIA 1.51%
---------------------------------------------------------------------------------------
District of Columbia Income Tax
  Revenue, Series A                       5.25%    12/01/27      300,000        334,560

FLORIDA 3.52%
---------------------------------------------------------------------------------------
Florida Board of Education, GO
  Unlimited, Refunding, Series C          4.50%    06/01/28      300,000        303,651

See notes to portfolios of investments and notes to financial statements.

82


TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2009

                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE        AMOUNT        VALUE

FLORIDA (CONT'D)
--------------------------------------------------------------------------------------
St. Lucie County Florida Sales Tax
  Revenue                                 5.25%   10/01/23   $  465,000    $   474,114
                                                                           -----------
                                                                               777,765

GEORGIA 2.31%
--------------------------------------------------------------------------------------
Atlanta Development Authority Revenue     5.25%   07/01/22      500,000        510,490

ILLINOIS 7.21%
--------------------------------------------------------------------------------------
Chicago Board of Education, GO
  Unlimited                               5.25%   12/01/19      300,000        328,860
Cook County, Illinois Capital
  Improvement, GO Unlimited, Series A     5.00%   11/15/28      400,000        404,352
Du Page County, Refunding                 5.60%   01/01/21      490,000        558,257
Illinois Regional Transportation
  Authority Revenue, Series A             7.20%   11/01/20      250,000        301,332
                                                                           -----------
                                                                             1,592,801

INDIANA 1.38%
--------------------------------------------------------------------------------------
Indianapolis Local Public Improvement
  Bond Bank, Waterworks Project, Series
  2007 L                                  5.25%   01/01/33      305,000        306,180

KANSAS 6.42%
--------------------------------------------------------------------------------------
Kansas State Development Finance
  Authority Hospital Revenue, Series Z    5.00%   12/15/12      500,000        505,695
Kansas State Development Finance
  Authority Revenue                       4.00%   10/01/15      250,000        274,970
University of Kansas Hospital Authority
  Health Facilities Revenue               5.63%   09/01/27      570,000        638,201
                                                                           -----------
                                                                             1,418,866

KENTUCKY 2.55%
--------------------------------------------------------------------------------------
Bowling Green, Kentucky, GO Unlimited,
  Series B                                4.00%   09/01/16      215,000        233,686
Kentucky State Property & Buildings
  Community Revenues, Refunded, Project
  No. 93                                  5.25%   02/01/25      300,000        330,198
                                                                           -----------
                                                                               563,884

MARYLAND 1.46%
--------------------------------------------------------------------------------------
Maryland Health & Higher Educational
  Facilities Authority Revenue            5.75%   07/01/21      300,000        322,917

MICHIGAN 1.77%
--------------------------------------------------------------------------------------
Detroit, Michigan Local Development
  Financing Authority, Refunding,
  Series A                                5.38%   05/01/18      300,000         84,000

See notes to portfolios of investments and notes to financial statements.

                                                                     83


TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2009

                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE        AMOUNT        VALUE

MICHIGAN (CONT'D)
--------------------------------------------------------------------------------------
Macomb County Building Authority, GO
  Limited                                 4.50%   11/01/23   $  300,000    $   307,083
                                                                           -----------
                                                                               391,083

MISSOURI 3.10%
--------------------------------------------------------------------------------------
Kansas City Water Revenue                 4.00%   12/01/22      250,000        269,080
St. Louis Airport Development Program,
  Prerefunded, Series A                   5.00%   07/01/11      165,000        175,649
St. Louis Airport Development Program,
  Unrefunded, Series A                    5.00%   07/01/11      235,000        240,610
                                                                           -----------
                                                                               685,339

NEVADA 1.17%
--------------------------------------------------------------------------------------
Nye County School District, GO Limited    4.00%   05/01/15      235,000        258,601

NEW HAMPSHIRE 2.33%
--------------------------------------------------------------------------------------
Manchester, New Hampshire School
  Facilities Revenue, Refunding           5.50%   06/01/26      300,000        356,940
New Hampshire Health & Education
  Facilities Authority Revenue            5.00%   07/01/14      155,000        158,069
                                                                           -----------
                                                                               515,009

NEW JERSEY 2.09%
--------------------------------------------------------------------------------------
New Jersey Health Care Facilities
  Financing Authority Revenue             4.38%   07/01/10      460,000        461,362

OHIO 2.00%
--------------------------------------------------------------------------------------
Ohio State Mental Health Facilities
  Revenue                                 5.50%   06/01/15      300,000        320,808
South Euclid Special Assessment, GO
  Limited Tax                             6.70%   12/01/14      110,000        121,678
                                                                           -----------
                                                                               442,486

PUERTO RICO 2.41%
--------------------------------------------------------------------------------------
Commonwealth of Puerto Rico, GO
  Unlimited                               6.00%   07/01/13      250,000        271,970
Commonwealth of Puerto Rico, Refunded,
  GO Unlimited                            5.50%   07/01/11      250,000        260,165
                                                                           -----------
                                                                               532,135

RHODE ISLAND 2.58%
--------------------------------------------------------------------------------------
Rhode Island State Health & Educational
  Building Corporation Revenue            6.50%   08/15/32      500,000        570,065


See notes to portfolios of investments and notes to financial statements.

84


TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2009

                                         COUPON    MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE       DATE        AMOUNT        VALUE

SOUTH CAROLINA 1.11%
---------------------------------------------------------------------------------------
South Carolina Jobs Economic
  Development Authority Revenue           5.00%    11/01/23   $  250,000    $   245,095

TENNESSEE 1.01%
---------------------------------------------------------------------------------------
Memphis, Tennessee Sanitary Sewage
  System Revenue, Refunding               5.00%    05/01/20      200,000        222,670

TEXAS 18.74%
---------------------------------------------------------------------------------------
Baytown, Texas, GO Limited                4.50%    02/01/27      250,000        254,378
Dallas, Texas Waterworks & Sewer
  Systems Revenue, Refunding              4.50%    10/01/19      225,000        241,859
Duncanville, Texas Independent School
  District, GO Unlimited, Prerefunded,
  Series B                                5.25%    02/15/32      495,000        542,708
Duncanville, Texas Independent School
  District, GO Unlimited, Unrefunded,
  Series B                                5.25%    02/15/32        5,000          5,125
Forney, Texas, GO Limited                 5.00%    02/15/27      500,000        524,340
Goose Creek, Texas Independent School
  District Schoolhouse, Series A          5.25%    02/15/18      370,000        425,992
Greenville, Texas Independent School
  District, GO Unlimited, Refunding       4.00%    08/15/17      120,000        127,661
Houston Community College System
  Revenue, Refunding                      4.00%    04/15/17      300,000        308,202
North Texas Municipal Water District
  Regional Solid Waste Disposal System
  Revenue                                 4.25%    09/01/17      385,000        403,857
North Texas Tollway Authority Revenue,
  Series F                                5.75%    01/01/38      250,000        253,510
Prosper, Texas Independent School
  District, Capital Appreciation,
  School Building, GO Unlimited (ZCB)     6.00%(1) 08/15/33    1,000,000        292,920
San Marcos, Texas Tax & Toll Revenue,
  GO Limited                              5.10%    08/15/27      400,000        429,416
White Settlement, Texas Independent
  School District, GO Unlimited           4.13%    08/15/15      300,000        331,308
                                                                            -----------
                                                                              4,141,276

UTAH 2.62%
---------------------------------------------------------------------------------------
Utah State Building Ownership
  Authority, Lease Revenue, Refunded,
  Series C                                5.50%    05/15/19      500,000        579,665

WASHINGTON 2.73%
---------------------------------------------------------------------------------------
King County, Washington School District
  No. 401 Highline Public Schools, GO
  Unlimited                               5.50%    12/01/13      300,000        333,183

See notes to portfolios of investments and notes to financial statements.

                                                                  85


TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2009

                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE        AMOUNT        VALUE

WASHINGTON (CONT'D)
---------------------------------------------------------------------------------------
Spokane County, Washington School
  District, No. 81, GO Unlimited          5.05%   06/01/22   $  255,000    $   271,195
                                                                           -----------
                                                                               604,378

WISCONSIN 0.63%
--------------------------------------------------------------------------------------
Wisconsin State Health & Educational
  Facilities Authority                    5.50%   12/01/26      140,000        140,011

--------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS                                                       19,854,683
--------------------------------------------------------------------------------------
  (cost $19,374,485)

REPURCHASE AGREEMENT 8.99%

Joint Tri-Party Repurchase Agreement,
  Merrill Lynch, 12/31/09, 0.00%, due
  01/04/10, repurchase price
  $1,986,818, collateralized by U.S.
  Treasury securities held in a joint
  tri-party account (cost $1,986,818)     0.00%   01/04/10    1,986,818      1,986,818

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS 98.82%                                                    21,841,501
--------------------------------------------------------------------------------------
  (cost $21,361,303)
Other assets and liabilities, net 1.18%                                        260,578
                                                                           -----------

NET ASSETS 100%                                                            $22,102,079
                                                                           -----------

(1)Represents Yield

See notes to portfolios of investments and notes to financial statements.

86


ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS                                            December 31, 2009

COMMON STOCKS 85.46%                                           SHARES             VALUE

AGRICULTURAL CHEMICALS 1.32%
---------------------------------------------------------------------------------------
Potash Corporation of Saskatchewan, Inc.                        2,000       $   217,000

APPAREL 1.34%
---------------------------------------------------------------------------------------
Skechers U.S.A., Inc., Class A                                  7,500           220,575*

APPLICATIONS SOFTWARE 4.20%
---------------------------------------------------------------------------------------
Salesforce.com, Inc.                                            7,000           516,390*
Sybase, Inc.                                                    4,000           173,600*
                                                                            -----------
                                                                                689,990

BANKS 2.81%
---------------------------------------------------------------------------------------
Bank of America Corp.                                          20,000           301,200
Royal Bank of Canada                                            3,000           160,650
                                                                            -----------
                                                                                461,850

CHEMICALS 1.03%
---------------------------------------------------------------------------------------
Huntsman Corp.                                                 15,000           169,350

COAL 1.37%
---------------------------------------------------------------------------------------
Walter Energy, Inc.                                             3,000           225,930

COMPUTERS 5.02%
---------------------------------------------------------------------------------------
Apple, Inc.                                                     3,000           632,580*
Infosys Technologies Ltd., Sponsored ADR                        3,500           193,445
                                                                            -----------
                                                                                826,025

COMPUTERS - MEMORY DEVICES 6.33%
---------------------------------------------------------------------------------------
NetApp, Inc.                                                   12,000           412,680*
SanDisk Corp.                                                  12,500           362,375*
Western Digital Corp.                                           6,000           264,900*
                                                                            -----------
                                                                              1,039,955

COSMETICS & TOILETRIES 1.29%
---------------------------------------------------------------------------------------
The Procter & Gamble Co.                                        3,500           212,205

DIAGNOSTIC KITS 1.01%
---------------------------------------------------------------------------------------
Inverness Medical Innovations, Inc.                             4,000           166,040*

DISTRIBUTION/WHOLESALE 1.02%
---------------------------------------------------------------------------------------
Fossil, Inc.                                                    5,000           167,800*

See notes to portfolios of investments and notes to financial statements.

                                                                  87


ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS                                            December 31, 2009

COMMON STOCKS                                                  SHARES             VALUE

DIVERSIFIED MINERALS 1.17%
---------------------------------------------------------------------------------------
Teck Resources Ltd., Class B                                    5,500       $   192,335*

DIVERSIFIED MANUFACTURING OPERATIONS 2.15%
---------------------------------------------------------------------------------------
Brink's Co.                                                     6,000           146,040
Textron, Inc.                                                  11,000           206,910
                                                                            -----------
                                                                                352,950

E-COMMERCE 2.05%
---------------------------------------------------------------------------------------
Amazon.com, Inc.                                                2,500           336,300*

ELECTRIC - INTEGRATED 2.46%
---------------------------------------------------------------------------------------
DTE Energy Co.                                                  3,500           152,565
Pepco Holdings, Inc.                                           15,000           252,750
                                                                            -----------
                                                                                405,315

ELECTRONICS & COMPONENTS 3.92%
---------------------------------------------------------------------------------------
Advanced Micro Devices, Inc.                                   20,000           193,600*
Cree, Inc.                                                      8,000           450,960*^
                                                                            -----------
                                                                                644,560

FINANCIAL SERVICES 1.03%
---------------------------------------------------------------------------------------
The Goldman Sachs Group, Inc.                                   1,000           168,840

FOOD & BEVERAGES 1.51%
---------------------------------------------------------------------------------------
General Mills, Inc.                                             3,500           247,835

FORESTRY 0.79%
---------------------------------------------------------------------------------------
Weyerhaeuser Co.                                                3,000           129,420

INSURANCE 4.09%
---------------------------------------------------------------------------------------
Lincoln National Corp.                                         10,000           248,800
Prudential Financial, Inc.                                      5,000           248,800
The Hartford Financial Services Group, Inc.                     7,500           174,450
                                                                            -----------
                                                                                672,050

INTERNET 1.60%
---------------------------------------------------------------------------------------
Rackspace Hosting, Inc.                                        12,500           260,625*
Stockhouse, Inc.                                              131,125             3,121*
                                                                            -----------
                                                                                263,746

IRON AND STEEL 1.12%
---------------------------------------------------------------------------------------
Cliffs Natural Resources, Inc.                                  4,000           184,360

See notes to portfolios of investments and notes to financial statements.

88


ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS                                            December 31, 2009

COMMON STOCKS                                                  SHARES             VALUE

MEDICAL - DRUGS 3.28%
---------------------------------------------------------------------------------------
Abbott Laboratories                                             6,000       $   323,940
Merck & Co., Inc.                                               5,883           214,965
                                                                            -----------
                                                                                538,905

MEDICAL - HMO 2.85%
---------------------------------------------------------------------------------------
CIGNA Corp.                                                     5,000           176,350
WellPoint, Inc.                                                 5,000           291,450*
                                                                            -----------
                                                                                467,800

MEDICAL INFORMATION SYSTEM 1.50%
---------------------------------------------------------------------------------------
Cerner Corp.                                                    3,000           247,320*

METAL - ALUMINUM 0.54%
---------------------------------------------------------------------------------------
Alcoa, Inc.                                                     5,500            88,660

METAL - COPPER 1.22%
---------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc.                            2,500           200,725

METAL PROCESSING 0.67%
---------------------------------------------------------------------------------------
Precision Castparts Corp.                                       1,000           110,350

OIL & GAS DRILLING 2.31%
---------------------------------------------------------------------------------------
Atlas Energy, Inc.                                              5,000           150,850*
Pride International, Inc.                                       7,200           229,752*
                                                                            -----------
                                                                                380,602

OIL & GAS EXPLORATION & PRODUCTION 3.13%
---------------------------------------------------------------------------------------
Concho Resources, Inc.                                          4,000           179,600*
Linn Energy LLC                                                12,000           334,560
                                                                            -----------
                                                                                514,160

OIL FIELD MACHINERY & EQUIPMENT 1.41%
---------------------------------------------------------------------------------------
FMC Technologies, Inc.                                          4,000           231,360*

OIL FIELD SERVICES 1.66%
---------------------------------------------------------------------------------------
Key Energy Services, Inc.                                      20,000           175,800*
Schlumberger Ltd.                                               1,500            97,635
                                                                            -----------
                                                                                273,435

PAPER PRODUCTS 1.71%
---------------------------------------------------------------------------------------
Schweitzer-Mauduit International, Inc.                          4,000           281,400

See notes to portfolios of investments and notes to financial statements.

                                                                  89


ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS                                            December 31, 2009

COMMON STOCKS                                                  SHARES             VALUE

PHARMACY SERVICES 2.92%
---------------------------------------------------------------------------------------
Medco Health Solutions, Inc.                                    7,500       $   479,325*

RETAIL 2.45%
---------------------------------------------------------------------------------------
J. Crew Group, Inc.                                             9,000           402,660*

SOFTWARE TOOLS 1.56%
---------------------------------------------------------------------------------------
ArcSight, Inc.                                                 10,000           255,800*

TOBACCO 1.76%
---------------------------------------------------------------------------------------
Philip Morris International, Inc.                               6,000           289,140

TRANSPORTATION 3.92%
---------------------------------------------------------------------------------------
CSX Corp.                                                       8,000           387,920
Golar LNG Ltd.                                                 20,000           256,400*
                                                                            -----------
                                                                                644,320

WATER TREATMENT SYSTEMS 1.31%
---------------------------------------------------------------------------------------
Duoyuan Global Water, Inc., Sponsored ADR                       6,000           214,740*

WIRELESS EQUIPMENT 2.63%
---------------------------------------------------------------------------------------
American Tower Corp., Class A                                  10,000           432,100*

---------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                          14,047,233
---------------------------------------------------------------------------------------
  (cost $11,526,767)

EXCHANGE-TRADED FUNDS (ETF) 3.24%

iShares Dow Jones Transportation Average Index Fund             2,000           147,640
iShares Dow Jones U.S. Real Estate Index Fund                   5,000           229,600
iShares Russell 2000 Index Fund                                 2,500           155,650

---------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                     532,890
---------------------------------------------------------------------------------------
  (cost $538,265)

PURCHASED OPTIONS 0.86%                                     CONTRACTS

AUTOMOBILES 0.04%
---------------------------------------------------------------------------------------
Ford Motor Co., Strike Price 10, Call, Expiration Jan.
  2010 (premium $5,050)                                           200             6,200

BANKS 0.02%
---------------------------------------------------------------------------------------
Bank of America Corp., Strike Price 20, Call, Expiration
  May 2010 (premium $15,600)                                      100             2,400

See notes to portfolios of investments and notes to financial statements.

90


ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS                                            December 31, 2009

PURCHASED OPTIONS                                           CONTRACTS             VALUE

COMPUTERS 0.32%
---------------------------------------------------------------------------------------
Apple, Inc., Strike Price 160, Call, Expiration
  Feb. 2010 (premium $41,040)                                      10       $    52,350

INTERNET 0.20%
---------------------------------------------------------------------------------------
Google, Inc., Strike Price 560, Call, Expiration
  Feb. 2010 (premium $29,910)                                       5            33,500

MEDICAL - PRODUCTS 0.03%
---------------------------------------------------------------------------------------
Johnson & Johnson, Strike Price 65, Call, Expiration
  Jan. 2010 (premium $7,100)                                      100             4,400

METAL - COPPER 0.25%
---------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Strike Price 60,
  Call, Expiration Jan. 2010 (premium $40,574)                     20            41,800

---------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                         140,650
---------------------------------------------------------------------------------------
  (cost $139,274)

---------------------------------------------------------------------------------------
TOTAL SECURITIES                                                             14,720,773
---------------------------------------------------------------------------------------
  (cost $12,204,306)

                                                            PRINCIPAL
REPURCHASE AGREEMENT 10.74%                                  AMOUNT

Joint Tri-Party Repurchase Agreement, Morgan Stanley,
  12/31/09, 0.00%, due 01/04/10, repurchase price
  $1,764,613, collateralized by U.S. Treasury securities
  held in a joint tri-party account (cost $1,764,613)       $1,764,613        1,764,613

---------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.30%                                                    16,485,386
---------------------------------------------------------------------------------------
  (cost $13,968,919)
Other assets and liabilities, net (0.30)%                                       (49,143)
                                                                            -----------

NET ASSETS 100%                                                             $16,436,243
                                                                            -----------

                                                          SHARES SUBJECT
CALL OPTIONS WRITTEN                                          TO CALL
---------------------------------------------------------------------------------------

Cree, Inc., Strike Price 55, Expiration Jan. 2010
  (premiums received $3,488) (Note 2A)                          1,600       $     4,160

See notes to portfolios of investments and notes to financial statements.

                                                                  91


HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                          December 31, 2009

COMMON STOCKS 82.54%                                         SHARES             VALUE

AGRICULTURAL CHEMICALS 1.17%
-------------------------------------------------------------------------------------
Potash Corporation of Saskatchewan, Inc.                      4,000       $   434,000

AIRLINES 0.95%
-------------------------------------------------------------------------------------
Copa Holdings S.A., Class A                                   6,500           354,055

APPAREL 1.37%
-------------------------------------------------------------------------------------
Deckers Outdoor Corp.                                         5,000           508,600*

APPLICATIONS SOFTWARE 1.49%
-------------------------------------------------------------------------------------
Salesforce.com, Inc.                                          7,500           553,275*

BANKS 1.82%
-------------------------------------------------------------------------------------
Bank of America Corp.                                        45,000           677,700

COAL 2.13%
-------------------------------------------------------------------------------------
Peabody Energy Corp.                                          7,500           339,075
Walter Energy, Inc.                                           6,000           451,860
                                                                          -----------
                                                                              790,935

COMPUTERS 5.72%
-------------------------------------------------------------------------------------
Apple, Inc.                                                   6,000         1,265,160*
Riverbed Technology, Inc.                                    37,500           861,375*
                                                                          -----------
                                                                            2,126,535

DIVERSIFIED MINERALS 1.69%
-------------------------------------------------------------------------------------
Teck Resources Ltd., Class B                                 18,000           629,460

E-COMMERCE 9.09%
-------------------------------------------------------------------------------------
Amazon.com, Inc.                                              4,500           605,340*
Ctrip.com International Ltd., Sponsored ADR                   7,000           503,020*
CYBERplex, Inc.                                             620,000           678,626*
Netflix, Inc.                                                13,000           716,820*
Priceline.com, Inc.                                           4,000           874,000*
                                                                          -----------
                                                                            3,377,806

ELECTRONICS & COMPONENTS 3.58%
-------------------------------------------------------------------------------------
Broadcom Corp., Class A                                      10,000           314,500*
Cree, Inc.                                                   18,000         1,014,660*^
                                                                          -----------
                                                                            1,329,160

See notes to portfolios of investments and notes to financial statements.

92


HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                          December 31, 2009

COMMON STOCKS                                                SHARES             VALUE

FINANCIAL SERVICES 6.55%
-------------------------------------------------------------------------------------
GMP Capital, Inc.                                            63,800       $   766,341
MasterCard, Inc., Class A                                     3,500           895,930
MCO Capital, Inc. (RS)                                    1,000,000            78,523*@
The Goldman Sachs Group, Inc.                                 4,100           692,244
                                                                          -----------
                                                                            2,433,038

GOLD MINING 0.65%
-------------------------------------------------------------------------------------
Red Back Mining, Inc.                                        17,000           242,707*

INTERNET 3.34%
-------------------------------------------------------------------------------------
AboveNet, Inc.                                               10,000           650,400*
Perfect World Co., Ltd., Sponsored ADR                       15,000           591,600*
                                                                          -----------
                                                                            1,242,000

INVESTMENT MANAGEMENT 0.85%
-------------------------------------------------------------------------------------
Franklin Resources, Inc.                                      3,000           316,050

MACHINERY 0.94%
-------------------------------------------------------------------------------------
Flowserve Corp.                                               3,700           349,761

MARINE SERVICES 2.07%
-------------------------------------------------------------------------------------
Aegean Marine Petroleum Network, Inc.                        28,000           769,440

MEDICAL - BIOMEDICAL 0.92%
-------------------------------------------------------------------------------------
Alexion Pharmaceuticals, Inc.                                 7,000           341,740*

MEDICAL - HOSPITALS 1.02%
-------------------------------------------------------------------------------------
African Medical Investments plc                           1,000,000           379,795*

MEDICAL - PRODUCTS 2.51%
-------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                     17,000           429,250
Quality Systems, Inc.                                         8,000           502,320
                                                                          -----------
                                                                              931,570

METAL - COPPER 1.08%
-------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc.                          5,000           401,450

OIL & GAS DRILLING 1.25%
-------------------------------------------------------------------------------------
Atwood Oceanics, Inc.                                        13,000           466,050*

See notes to portfolios of investments and notes to financial statements.

                                                                  93


HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                          December 31, 2009

COMMON STOCKS                                                SHARES             VALUE

OIL & GAS EXPLORATION & PRODUCTION 5.41%
-------------------------------------------------------------------------------------
Alange Energy Corp.                                       2,000,000       $ 1,199,258*
Canadian Natural Resources Ltd.                               5,000           359,750
Concho Resources, Inc.                                       10,000           449,000*
                                                                          -----------
                                                                            2,008,008

OIL FIELD MACHINERY & EQUIPMENT 1.41%
-------------------------------------------------------------------------------------
Cameron International Corp.                                  12,500           522,500*

OIL FIELD SERVICES 1.72%
-------------------------------------------------------------------------------------
Core Laboratories N.V.                                        5,400           637,848

PHARMACY SERVICES 5.20%
-------------------------------------------------------------------------------------
Express Scripts, Inc.                                        12,000         1,037,400*
Medco Health Solutions, Inc.                                 14,000           894,740*
                                                                          -----------
                                                                            1,932,140

PLATINUM 0.73%
-------------------------------------------------------------------------------------
Eastern Platinum Ltd.                                       310,800           272,152*

PRINTING 1.53%
-------------------------------------------------------------------------------------
VistaPrint N.V.                                              10,000           566,600*

RADIO 6.84%
-------------------------------------------------------------------------------------
Newfoundland Capital Corp. Ltd., Class A                    381,200         2,539,761

RETAIL 2.90%
-------------------------------------------------------------------------------------
Dollar Tree, Inc.                                             7,500           362,250*
J. Crew Group, Inc.                                          16,000           715,840*
                                                                          -----------
                                                                            1,078,090

SCHOOLS 3.09%
-------------------------------------------------------------------------------------
Apollo Group, Inc., Class A                                   4,000           242,320*
Capella Education Co.                                        12,000           903,600*
                                                                          -----------
                                                                            1,145,920

SOFTWARE TOOLS 2.07%
-------------------------------------------------------------------------------------
ArcSight, Inc.                                               30,000           767,400*


See notes to portfolios of investments and notes to financial statements.

94


HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                          December 31, 2009

COMMON STOCKS                                                SHARES             VALUE

WATER TREATMENT SYSTEMS 1.45%
-------------------------------------------------------------------------------------
Duoyuan Global Water, Inc., Sponsored ADR                    15,000       $   536,850*

-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                        30,662,396
-------------------------------------------------------------------------------------
  (cost $25,078,342)

EXCHANGE-TRADED FUNDS (ETF) 5.92%

iShares Dow Jones Transportation Average Index Fund           8,000           590,560
iShares Dow Jones U.S. Real Estate Index Fund                10,000           459,200
iShares Dow Jones U.S. Telecommunications Sector Index
  Fund                                                       22,500           450,450
Technology Select Sector SPDR Fund                           15,000           343,050
Utilities Select Sector SPDR Fund                            11,500           356,500

-------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                 2,199,760
-------------------------------------------------------------------------------------
  (cost $2,204,639)

WARRANTS 1.34%

MEDICAL - HOSPITALS 0.08%
-------------------------------------------------------------------------------------
African Medical Investments plc, Warrants (June 2011)       500,000            28,283*@

OIL & GAS EXPLORATION & PRODUCTION 0.68%
-------------------------------------------------------------------------------------
Pacific Rubiales Energy Corp., Warrants (July 2012)          29,200           252,910*

SILVER MINING 0.58%
-------------------------------------------------------------------------------------
Silver Wheaton Corp., Warrants (December 2010)               32,500           216,223*

-------------------------------------------------------------------------------------
TOTAL WARRANTS                                                                497,416
-------------------------------------------------------------------------------------
  (cost $143,764)

PURCHASED OPTION 0.23%                                    CONTRACTS

METAL - COPPER 0.23%
-------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Strike Price 60,
  Call, Expiration Jan. 2010 (premium $81,149)                   40            83,600

-------------------------------------------------------------------------------------
TOTAL SECURITIES                                                           33,443,172
-------------------------------------------------------------------------------------
  (cost $27,507,894)

See notes to portfolios of investments and notes to financial statements.

                                                                  95


HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                          December 31, 2009

                                                          PRINCIPAL
REPURCHASE AGREEMENT 10.39%                                AMOUNT               VALUE

Joint Tri-Party Repurchase Agreement, UBS Financial
  Services, Inc., 12/31/09, 0.00%, due 01/04/10,
  repurchase price $3,860,909, collateralized by
  U.S. Treasury securities held in a joint tri-party
  account (cost $3,860,909)                               $3,860,909      $ 3,860,909

-------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.42%                                                  37,304,081
-------------------------------------------------------------------------------------
  (cost $31,368,803)
Other assets and liabilities, net (0.42)%                                    (155,103)
                                                                          -----------

NET ASSETS 100%                                                           $37,148,978
                                                                          -----------

                                                     SHARES SUBJECT
CALL OPTIONS WRITTEN                                     TO CALL                VALUE
-------------------------------------------------------------------------------------
Cree, Inc., Strike Price 55, Expiration Jan. 2010
  (premiums received $7,848) (Note 2A)                        3,600       $     9,360

See notes to portfolios of investments and notes to financial statements.

96


GLOBAL MEGATRENDS FUND

  PORTFOLIO OF INVESTMENTS                                            December 31, 2009

COMMON STOCKS 78.15%                                           SHARES             VALUE

AIRLINES 1.05%
---------------------------------------------------------------------------------------
Copa Holdings S.A., Class A                                     5,500       $   299,585

AIRPORTS 3.63%
---------------------------------------------------------------------------------------
Grupo Aeroportuario del Sureste S.A.B de C.V., Sponsored
  ADR                                                          20,000         1,036,200

BUILDING & CONSTRUCTION 0.56%
---------------------------------------------------------------------------------------
Alarko Holding A.S.                                            60,000           158,960

BUILDING PRODUCTS 1.79%
---------------------------------------------------------------------------------------
Anhui Conch Cement Co., Ltd., H shares                         30,000           191,782
Polaris Minerals Corp.                                        200,000           319,802*
                                                                            -----------
                                                                                511,584

CELLULAR TELECOMMUNICATIONS 8.57%
---------------------------------------------------------------------------------------
America Movil SAB de C.V., ADR, Series L, Sponsored ADR         9,000           422,820
Mobile TeleSystems, Sponsored ADR                               8,000           391,120
Turkcell Iletisim Hizmetleri A.S., Sponsored ADR               22,500           393,525
Vimpel-Communications, Sponsored ADR                           25,000           464,750
Vivo Participacoes S.A., Sponsored ADR                         25,000           775,000
                                                                            -----------
                                                                              2,447,215

COMMERCIAL SERVICES 2.01%
---------------------------------------------------------------------------------------
Stantec, Inc.                                                  20,000           575,400*

CONSTRUCTION 1.50%
---------------------------------------------------------------------------------------
Aecon Group, Inc.                                              30,000           428,306

ELECTRIC - INTEGRATED 13.62%
---------------------------------------------------------------------------------------
CMS Energy Corp.                                               17,500           274,050
Compania Energetica de Minas Gerais, Sponsored ADR             40,201           726,030
CPFL Energia S.A., Sponsored ADR                               12,500           772,250
Exelon Corp.                                                    6,000           293,220
FirstEnergy Corp.                                              13,000           603,850
FPL Group, Inc.                                                15,000           792,300
Polska Grupa Energetyczna S.A.                                 50,000           427,172*
                                                                            -----------
                                                                              3,888,872

ELECTRONICS & COMPONENTS 3.03%
---------------------------------------------------------------------------------------
China High Speed Transmission Equipment Group Co., Ltd.       190,000           459,881
Zhuzhou CSR Times Electric Co., Ltd., H shares                200,000           406,634
                                                                            -----------
                                                                                866,515

See notes to portfolios of investments and notes to financial statements.

                                                                  97


GLOBAL MEGATRENDS FUND

  PORTFOLIO OF INVESTMENTS                                            December 31, 2009

COMMON STOCKS                                                  SHARES             VALUE

ENERGY - ALTERNATE SOURCES 2.83%
---------------------------------------------------------------------------------------
Trina Solar Ltd., Sponsored ADR                                15,000       $   809,550*

ENGINEERING/RESEARCH & DEVELOPMENT SERVICES 3.24%
---------------------------------------------------------------------------------------
Foster Wheeler AG                                              14,000           412,160*
SNC-Lavalin Group, Inc.                                        10,000           513,872
                                                                            -----------
                                                                                926,032

HOLDING COMPANY 1.96%
---------------------------------------------------------------------------------------
Berkshire Hathaway, Inc., Class B                                 170           558,620*

INTERNET 2.28%
---------------------------------------------------------------------------------------
AboveNet, Inc.                                                 10,000           650,400*

MACHINERY 2.13%
---------------------------------------------------------------------------------------
Flowserve Corp.                                                 4,000           378,120
The Manitowoc Co., Inc.                                        23,000           229,310
                                                                            -----------
                                                                                607,430

MARINE SERVICES 2.41%
---------------------------------------------------------------------------------------
Aegean Marine Petroleum Network, Inc.                          25,000           687,000

METAL - COPPER 2.06%
---------------------------------------------------------------------------------------
First Quantum Minerals Ltd.                                     3,500           267,368
Freeport-McMoRan Copper & Gold, Inc.                            4,000           321,160
                                                                            -----------
                                                                                588,528

METAL & MINERAL MINING 2.89%
---------------------------------------------------------------------------------------
Eastern Platinum Ltd.                                         145,400           127,319*
Teck Resources Ltd., Class B                                   20,000           699,400*
                                                                            -----------
                                                                                826,719

METAL PROCESSING 0.10%
---------------------------------------------------------------------------------------
China Wind Systems, Inc.                                        5,000            27,250*

OIL & GAS EXPLORATION & PRODUCTION 0.32%
---------------------------------------------------------------------------------------
Pacific Rubiales Energy Corp.                                   6,233            91,657*

PIPELINES 1.52%
---------------------------------------------------------------------------------------
China Gas Holdings Ltd.                                       800,000           432,796

See notes to portfolios of investments and notes to financial statements.

98


GLOBAL MEGATRENDS FUND

  PORTFOLIO OF INVESTMENTS                                            December 31, 2009

COMMON STOCKS                                                  SHARES             VALUE

PUBLIC THOROUGHFARES 3.47%
---------------------------------------------------------------------------------------
Anhui Expressway Co., Ltd., H shares                          250,000       $   172,677
Compania de Concessoes Rodoviarias                             36,000           819,590
                                                                            -----------
                                                                                992,267

STEEL - PRODUCERS 6.32%
---------------------------------------------------------------------------------------
Gerdau S.A., Sponsored ADR                                     60,000         1,021,800
Novolipetsk Steel, Sponsored GDR                               26,000           783,254
                                                                            -----------
                                                                              1,805,054

TRANSPORT & STORAGE 3.49%
---------------------------------------------------------------------------------------
Dalian Port (PDA) Co., Ltd., H shares                       1,000,000           383,435
Westshore Terminals Income Fund                                45,000           612,478
                                                                            -----------
                                                                                995,913

TRANSPORTATION 2.69%
---------------------------------------------------------------------------------------
CSX Corp.                                                      10,000           484,900
Novorossiysk Sea Trade Port, Sponsored GDR                     25,000           283,848
                                                                            -----------
                                                                                768,748

WATER TREATMENT SYSTEMS 4.68%
---------------------------------------------------------------------------------------
Duoyuan Global Water, Inc., Sponsored ADR                      11,000           393,690*
Hyflux Ltd.                                                   375,000           941,662
                                                                            -----------
                                                                              1,335,352

---------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                          22,315,953
---------------------------------------------------------------------------------------
  (cost $18,569,963)

EXCHANGE-TRADED FUNDS (ETF) 5.08%

iShares Dow Jones Transportation Average Index Fund             5,000           369,100
iShares Dow Jones U.S. Telecommunications Sector Index
  Fund                                                         15,000           300,300
PowerShares Global Water Portfolio                             14,000           254,240
Utilities Select Sector SPDR Fund                              17,000           527,000

---------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                   1,450,640
---------------------------------------------------------------------------------------
  (cost $1,435,355)

See notes to portfolios of investments and notes to financial statements.

                                                                  99


GLOBAL MEGATRENDS FUND

  PORTFOLIO OF INVESTMENTS                                            December 31, 2009

WARRANTS 0.06%                                                 SHARES            VALUES

BUILDING PRODUCTS 0.06%
---------------------------------------------------------------------------------------
Polaris Minerals Corp., Warrants (January 2011)               100,000       $    16,180*
  (cost $9,053)

PURCHASED OPTION 0.18%                                      CONTRACTS

METAL - COPPER 0.18%
---------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Strike Price 60,
  Call, Expiration Jan. 2010 (premium $50,718)                     25            52,250

MASTER LIMITED PARTNERSHIP 1.47%                                UNITS

PIPELINES 1.47%
---------------------------------------------------------------------------------------
NuStar Energy L.P.                                              7,500           420,675
  (cost $339,574)

---------------------------------------------------------------------------------------
TOTAL SECURITIES                                                             24,255,698
---------------------------------------------------------------------------------------
  (cost $20,404,663)

                                                            PRINCIPAL
REPURCHASE AGREEMENT 14.98%                                  AMOUNT

Joint Tri-Party Repurchase Agreement, UBS Financial
  Services, Inc., 12/31/09, 0.00%, due 01/04/10,
  repurchase price $4,278,620, collateralized by
  U.S. Treasury securities held in a joint tri-party
  account (cost $4,278,620)                                 $4,278,620        4,278,620

---------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.92%                                                     28,534,318
---------------------------------------------------------------------------------------
  (cost $24,683,283)
Other assets and liabilities, net 0.08%                                          22,997
                                                                            -----------

NET ASSETS 100%                                                             $28,557,315
                                                                            -----------

See notes to portfolios of investments and notes to financial statements.

100


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                   December 31, 2009

COMMON STOCKS 85.54%                                            SHARES               VALUE

AGRICULTURAL CHEMICALS & FERTILIZERS 2.07%
----------------------------------------------------------------------------------------------
Agrium, Inc.                                                   125,000      $    7,687,500*
Potash Corporation of Saskatchewan, Inc.                        70,000           7,595,000
Spur Ventures, Inc.                                            274,867              73,253*
                                                                            --------------
                                                                                15,355,753

AGRICULTURAL OPERATIONS 0.61%
----------------------------------------------------------------------------------------------
Agriterra Ltd.                                              46,380,108           4,496,908*+

ALUMINUM 1.09%
----------------------------------------------------------------------------------------------
Alcoa, Inc.                                                    500,000           8,060,000

COAL 5.41%
----------------------------------------------------------------------------------------------
Alpha Natural Resources, Inc.                                  200,000           8,676,000*
Bounty Mining Ltd.                                          22,000,000             247,019*@
Coalcorp Mining, Inc.                                        5,732,661           1,364,075*
Peabody Energy Corp.                                           375,000          16,953,750
Walter Energy, Inc.                                            120,000           9,037,200
Western Coal Corp.                                           1,200,000           3,723,409*
                                                                            --------------
                                                                                40,001,453

COPPER 6.36%
----------------------------------------------------------------------------------------------
Chariot Resources Ltd.                                       2,491,600             877,449*
Continental Minerals Corp.                                   1,026,227           2,080,487*
First Quantum Minerals Ltd.                                    175,000          13,368,391
Freeport-McMoRan Copper & Gold, Inc.                           270,000          21,678,300
Inmet Mining Corp.                                             145,000           8,802,265
Los Andes Copper Ltd.                                          754,000              64,589*
Lumina Copper Corp.                                            168,600             168,496*
                                                                            --------------
                                                                                47,039,977

DIAMOND MINING & EXPLORATION 0.03%
----------------------------------------------------------------------------------------------
Diamond Fields International Ltd.                            1,822,400             121,418*
Rockwell Diamonds, Inc.                                        950,000              54,252*
Vaaldiam Resources Ltd.                                      1,044,001              29,810*
                                                                            --------------
                                                                                   205,480

ENERGY - ALTERNATIVE SOURCES 0.50%
----------------------------------------------------------------------------------------------
Magma Energy Corp.                                           2,150,000           3,703,898*

FINANCIAL SERVICES 0.27%
----------------------------------------------------------------------------------------------
Endeavour Financial Corp.                                    1,206,500           2,032,556*

See notes to portfolios of investments and notes to financial statements.

                                                                  101


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                   December 31, 2009

COMMON STOCKS                                                   SHARES               VALUE

FORESTRY 1.27%
----------------------------------------------------------------------------------------------
Sino-Forest Corp.                                              510,000      $    9,407,319*

GENERAL METAL & MINERAL MINING 7.80%
----------------------------------------------------------------------------------------------
Anfield Nickel Corp. (RS)                                      200,000             528,054*@
Atacama Minerals Corp.                                       1,025,000             575,596*
Baja Mining Corp.                                            1,381,050           1,012,143*
Calibre Mining Corp.                                           550,000             117,784*
Canada Zinc Metals Corp.                                     1,000,000             561,557*
Century Mining Corp.                                           225,911              84,933*
HudBay Minerals, Inc.                                          550,000           7,103,698*
Ivanhoe Mines Ltd.                                              71,900           1,050,459*
Lundin Mining Corp.                                          1,465,000           5,995,812*
Mercator Minerals Ltd.                                       2,750,000           6,491,220*
Natasa Mining Ltd.                                           1,099,160           1,459,833*+
Revett Minerals, Inc.                                        5,048,000           1,633,579*
Sable Mining Africa Ltd.                                    21,446,000           3,632,467*
Savant Explorations Ltd.                                        54,191               7,092*
Sterling Group Ventures, Inc.                                  500,000              15,500*
Teck Resources Ltd., Class B                                   510,000          17,834,700*
Terrane Metals Corp.                                         2,337,000           2,980,612*
Thompson Creek Metals Co., Inc.                                555,000           6,504,600*
Toledo Mining Corp. plc                                        426,200             172,140*
Verona Development Corp.                                       708,800                   0*@
                                                                            --------------
                                                                                57,761,779

GOLD & SILVER MINING 4.79%
----------------------------------------------------------------------------------------------
Chesapeake Gold Corp.                                          723,500           5,701,785*
Corona Gold Ltd.                                                50,000                   0*@
Dundee Precious Metals, Inc.                                 1,050,000           3,587,779*
Euromax Resources Ltd.                                         540,840             151,856*
Fortress Minerals Corp.                                        431,425             180,676*
Kinross Gold Corp.                                                   1                  18
Medoro Resources Ltd.                                        3,135,614           1,611,604*
NGEx Resources, Inc.                                         1,954,005           1,450,649*
Northern Dynasty Minerals Ltd.                                 700,000           5,829,724*
Olympus Pacific Minerals, Inc.                                 375,000             112,430*
Orsu Metals Corp.                                              147,605              81,484*
Planet Exploration, Inc.                                       160,000              27,412*
Randgold Resources Ltd., Sponsored ADR                         180,000          14,241,600
Rusoro Mining Ltd.                                           3,583,333           1,500,658*
Svit Gold Corp.                                              1,800,000             342,645*
TVI Pacific, Inc.                                            5,850,000             612,478*
                                                                            --------------
                                                                                35,432,798

See notes to portfolios of investments and notes to financial statements.

102


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                   December 31, 2009

COMMON STOCKS                                                   SHARES               VALUE

GOLD/MINERAL ROYALTY COMPANIES 0.07%
----------------------------------------------------------------------------------------------
Aberdeen International, Inc.                                 1,274,750      $      533,850*

IRON AND STEEL 4.23%
----------------------------------------------------------------------------------------------
Baffinland Iron Mines Corp.                                  3,350,000           1,658,021*
Cliffs Natural Resources, Inc.                                 200,000           9,218,000
Tenaris S.A., Sponsored ADR                                    285,000          12,155,250
United States Steel                                            150,000           8,268,000
                                                                            --------------
                                                                                31,299,271

MACHINERY 2.26%
----------------------------------------------------------------------------------------------
Flowserve Corp.                                                 95,000           8,980,350
Joy Global, Inc.                                               150,000           7,738,500
                                                                            --------------
                                                                                16,718,850

MEDICAL - HOSPITALS 0.12%
----------------------------------------------------------------------------------------------
African Medical Investments plc                              2,386,000             906,191*

OIL & GAS - INTEGRATED 8.19%
----------------------------------------------------------------------------------------------
Chevron Corp.                                                  355,000          27,331,450
Hess Corp.                                                     200,000          12,100,000
Occidental Petroleum Corp.                                     260,000          21,151,000
                                                                            --------------
                                                                                60,582,450

OIL & GAS DRILLING 2.52%
----------------------------------------------------------------------------------------------
ENSCO International plc, Sponsored ADR                         185,000           7,388,900
Noble Corp.                                                    195,000           7,936,500
Vantage Drilling Co.                                         2,082,069           3,352,131*
                                                                            --------------
                                                                                18,677,531

OIL & GAS EXPLORATION & PRODUCTION 23.47%
----------------------------------------------------------------------------------------------
Africa Oil Corp.                                             2,050,000           2,341,408*
Alange Energy Corp.                                         25,386,000          15,222,177*
Anadarko Petroleum Corp.                                       125,000           7,802,500
Arena Resources, Inc.                                          200,000           8,624,000*
Atlas Energy, Inc.                                             440,000          13,274,800*
Bankers Petroleum Ltd.                                       1,766,667          10,458,924*
BNK Petroleum, Inc.                                            891,600           1,001,369*
Canadian Natural Resources Ltd.                                320,000          23,024,000
Green Dragon Gas Ltd.                                          748,831           4,998,447*
Gulf Keystone Petroleum Ltd.                                 1,711,111           2,493,671*
Ivanhoe Energy, Inc.                                         1,500,000           4,225,955*
NiMin Energy Corp.                                           2,631,580           3,506,603*+

See notes to portfolios of investments and notes to financial statements.

                                                                 103


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                   December 31, 2009

COMMON STOCKS                                                   SHARES               VALUE

OIL & GAS EXPLORATION & PRODUCTION (CONT'D)
----------------------------------------------------------------------------------------------
Noble Energy, Inc.                                             155,000      $   11,039,100
North Peace Energy Corp.                                     3,233,400             846,319*
Pacific Rubiales Energy Corp.                                1,550,000          22,793,033*
Petroamerica Oil Corp. (RS)                                  8,000,000           4,568,600*@
Range Metals, Inc. (RS)                                     15,000,000           4,882,692*@+
Royalite Petroleum Co., Inc.                                 2,266,333               7,026*
Shamaran Petroleum Corp.                                    15,009,900           6,428,834*
Southwestern Energy Co.                                        325,000          15,665,000*
Ultra Petroleum Corp.                                          190,000           9,473,400*
WesternZagros Resources Ltd.                                 1,350,000             989,387*
                                                                            --------------
                                                                               173,667,245

OIL & GAS REFINING AND MARKETING 1.90%
----------------------------------------------------------------------------------------------
Tesoro Corp.                                                   465,000           6,300,750
Valero Energy Corp.                                            430,000           7,202,500
Value Creation, Inc. (RS)                                      336,880             537,136*@
                                                                            --------------
                                                                                14,040,386

OIL FIELD MACHINERY & EQUIPMENT 2.93%
----------------------------------------------------------------------------------------------
Cameron International Corp.                                    255,000          10,659,000*
National-Oilwell Varco, Inc.                                   250,000          11,022,500
                                                                            --------------
                                                                                21,681,500

OIL FIELD SERVICES 4.08%
----------------------------------------------------------------------------------------------
Core Laboratories N.V.                                         100,000          11,812,000
Halliburton Co.                                                410,000          12,336,900
Key Energy Services, Inc.                                      685,700           6,027,303*
                                                                            --------------
                                                                                30,176,203

PLATINUM 3.40%
----------------------------------------------------------------------------------------------
Anooraq Resources Corp.                                        725,000             621,044*
Eastern Platinum Ltd.                                       11,142,500           9,756,912*
Impala Platinum Holdings Ltd., Sponsored ADR                   540,000          14,742,000
Ivanhoe Nickel and Platinum Ltd. (RS)                           15,000              20,966*@
Osmium Holdings S.A. (RS)                                          104                   0*@
                                                                            --------------
                                                                                25,140,922

SUGAR/ETHANOL 0.00%
----------------------------------------------------------------------------------------------
Infinity Bio-Energy Ltd.                                       682,400                   0*@

See notes to portfolios of investments and notes to financial statements.

104


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                   December 31, 2009

COMMON STOCKS                                                   SHARES               VALUE

TRANSPORTATION 1.99%
----------------------------------------------------------------------------------------------
CSX Corp.                                                      170,000      $    8,243,300
Diana Shipping, Inc.                                           450,000           6,516,000*
                                                                            --------------
                                                                                14,759,300

URANIUM 0.18%
----------------------------------------------------------------------------------------------
Govi Uranium, Inc. (RS)                                        750,000             514,500*@
GoviEx IP Holdings, Inc. (RS)                                  750,000              10,500*@
UMC Energy plc                                               1,000,000              30,303*
Uranium North Resources Corp.                                   12,500               1,071*
Western Uranium Corp.                                        1,000,000             789,987*
                                                                            --------------
                                                                                 1,346,361

----------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                            633,027,981
----------------------------------------------------------------------------------------------
  (cost $574,344,663)

EXCHANGE-TRADED FUND (ETF) 1.05%

Utilities Select Sector SPDR Fund                              250,000           7,750,000
  (cost $7,738,000)

WARRANTS 4.68%

COAL 0.09%
----------------------------------------------------------------------------------------------
Bounty Mining Ltd., Warrants (December 2011)                 5,500,000                   0*@
Coalcorp Mining, Inc., Warrants (February 2011)              1,228,071              11,689*
Coalcorp Mining, Inc., Warrants (August 2011)                  885,500              14,749*
Coalcorp Mining, Inc., Warrants (June 2013)                  3,803,000             144,786*
Western Coal Corp., Warrants (June 2012)                       425,000             525,865*
                                                                            --------------
                                                                                   697,089

GENERAL METAL & MINERAL MINING 0.05%
----------------------------------------------------------------------------------------------
Baja Mining Corp., Warrants (April 2011)                     1,055,500                   0*@
Terrane Metals Corp., Warrants (June 2012)                     562,500             353,353*
                                                                            --------------
                                                                                   353,353

GOLD & SILVER MINING 2.86%
----------------------------------------------------------------------------------------------
Chesapeake Gold Corp., Warrants (February 2012)                 91,023             346,540*
Dundee Precious Metals, Inc., Warrants (November 2015)         625,000             826,869*
Goldcorp, Inc., Warrants (June 2011)                         1,423,441          10,161,145*
Medoro Resources Ltd., Warrants (March 2010)                 1,125,000                   0*@

See notes to portfolios of investments and notes to financial statements.

                                                                      105


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                   December 31, 2009

COMMON STOCKS                                                   SHARES               VALUE

GOLD & SILVER MINING (CONT'D)
----------------------------------------------------------------------------------------------
New Gold, Inc., Warrants (April 2012)                           88,500      $        2,948*
New Gold, Inc., Warrants (November 2012)                       294,000              37,777*
New Gold, Inc., Warrants (June 2017)                           822,570             383,629*
Orsu Metals Corp., Warrants (April 2010)                       950,000               4,521*
Orsu Metals Corp., Warrants (March 2011)                       660,000               3,141*
Rusoro Mining Ltd., Warrants (November 2011)                   216,667                   0*@
Rusoro Mining Ltd., Warrants (November 2012)                 3,150,000             164,898*
Silver Wheaton Corp., Warrants (December 2010)               1,133,840           7,543,465*
Silver Wheaton Corp., Warrants (September 2013)                237,844           1,726,747*
                                                                            --------------
                                                                                21,201,680

GOLD/MINERAL ROYALTY COMPANIES 0.05%
----------------------------------------------------------------------------------------------
Aberdeen International, Inc., Warrants (July 2012)             500,000              47,589*
Franco-Nevada Corp., Warrants (June 2017)                       44,000             296,293*
                                                                            --------------
                                                                                   343,882

IRON AND STEEL 0.04%
----------------------------------------------------------------------------------------------
Baffinland Iron Mines Corp., Warrants (December 2012)        1,425,000             325,513*

MEDICAL - HOSPITALS 0.01%
----------------------------------------------------------------------------------------------
African Medical Investments plc, Warrants (June 2011)        1,162,500              65,757*@

OIL & GAS DRILLING 0.03%
----------------------------------------------------------------------------------------------
Vantage Drilling Co., Warrants (May 2011)                    2,461,400             221,526*

OIL & GAS EXPLORATION & PRODUCTION 1.54%
----------------------------------------------------------------------------------------------
Africa Oil Corp., Warrants (April 2012)                      2,050,000                   0*@
Americas Petrogas, Inc., Warrants (January 2010)             2,162,500                   0*@
Coastal Energy Co., Warrants (July 2010)                       250,000             129,819*@
Foothills Resources, Inc., Warrants (September 2011)           633,334                   0*@
Gran Tierra Energy, Inc., Warrants (June 2012)               1,550,000           7,254,000*@
North Peace Energy Corp., Warrants (February 2010)           1,616,700                   0*@
Pacific Rubiales Energy Corp., Warrants (July 2012)            463,500           4,014,515*
Petroamerica Oil Corp., Warrants (October 2014) (RS)         8,000,000                   0*@
Range Metals, Inc., Warrants (October 2011) (RS)            15,000,000                   0*@
                                                                            --------------
                                                                                11,398,334

URANIUM 0.01%
----------------------------------------------------------------------------------------------
Denison Mines Corp., Warrants (March 2011)                     231,050              40,684*

----------------------------------------------------------------------------------------------
TOTAL WARRANTS                                                                  34,647,818
----------------------------------------------------------------------------------------------
  (cost $33,782,425)

See notes to portfolios of investments and notes to financial statements.

106


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                   December 31, 2009

SPECIAL WARRANTS 0.18%                                          SHARES               VALUE

GOLD & SILVER MINING 0.18%
----------------------------------------------------------------------------------------------
Medoro Resources Ltd., Special Warrants
  (November 2011) (RS)                                       2,500,000      $    1,359,130*@
  (cost $1,905,397)

PURCHASED OPTIONS 0.32%                                      CONTRACTS

EXCHANGE-TRADED FUND 0.29%
----------------------------------------------------------------------------------------------
Oil Services HOLDRS Trust, Strike Price 105, Call,
  Expiration Apr. 2010 (premium $1,419,000)                      1,000           1,747,500
SPDR Gold Trust, Strike Price 110, Call, Expiration
  Mar. 2010 (premium $774,000)                                   1,000             359,000
United States National Gas Fund LP, Strike Price 16,
  Call, Expiration Jan. 2010 (premium $1,084,300)                5,000               5,000
                                                                            --------------
                                                                                 2,111,500

OIL & GAS - INTEGRATED 0.03%
----------------------------------------------------------------------------------------------
Occidental Petroleum Corp., Strike Price 70, Call,
  Expiration Jan. 2010 (premium $281,840)                          200             232,200

----------------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                          2,343,700
----------------------------------------------------------------------------------------------
  (cost $3,559,140)

                                                            PRINCIPAL
CONVERTIBLE DEBENTURE 0.53%                                   AMOUNT

COAL 0.53%
----------------------------------------------------------------------------------------------
Western Coal Corp., 7.50%, maturity 03/24/11                $3,589,375           3,949,936
  (cost $3,073,403)

NOTES 1.19%

COAL 0.27%
----------------------------------------------------------------------------------------------
Coalcorp Mining, Inc., 12.00%, maturity 08/31/11             2,999,000           2,039,320

GOLD & SILVER MINING 0.92%
----------------------------------------------------------------------------------------------
New Gold, Inc., 10.00%, maturity 06/28/17                    6,539,611           6,795,793

----------------------------------------------------------------------------------------------
TOTAL NOTES                                                                      8,835,113
----------------------------------------------------------------------------------------------
  (cost $9,538,611)

See notes to portfolios of investments and notes to financial statements.

                                                                 107


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                   December 31, 2009

UNITS 1.46%                                                     SHARES               VALUE

GENERAL METAL & MINERAL MINING 0.11%
----------------------------------------------------------------------------------------------
Lithium Americas Corp., Units (RS)                             566,667      $      809,024*@

OIL & GAS EXPLORATION & PRODUCTION 1.35%
----------------------------------------------------------------------------------------------
HRT Petroleum, Units (RS)                                        7,083          10,001,196*@

----------------------------------------------------------------------------------------------
TOTAL UNITS                                                                     10,810,220
----------------------------------------------------------------------------------------------
  (cost $10,806,502)

SUBSCRIPTION RECEIPTS 0.51%

COAL 0.51%
----------------------------------------------------------------------------------------------
Xinergy Corp. (RS)                                           1,185,000           3,750,178*@
  (cost $3,962,075)

----------------------------------------------------------------------------------------------
TOTAL SECURITIES                                                               706,474,076
----------------------------------------------------------------------------------------------
  (cost $648,710,216)

                                                            PRINCIPAL
REPURCHASE AGREEMENT 4.90%                                   AMOUNT

Joint Tri-Party Repurchase Agreement, Merrill Lynch,
  12/31/09, 0.00%, due 01/04/10, repurchase price
  $36,244,931, collateralized by U.S. Treasury
  securities held in a joint tri-party account (cost
  $36,244,931)                                             $36,244,931          36,244,931

----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.36%                                                      742,719,007
----------------------------------------------------------------------------------------------
  (cost $684,955,147)
Other assets and liabilities, net (0.36)%                                       (2,647,418)
                                                                              ------------

NET ASSETS 100%                                                               $740,071,589
                                                                              ------------

                                                           SHARES SUBJECT
CALL OPTIONS WRITTEN                                          TO CALL

Oil Services HOLDRS Trust, Strike Price 125, Expiration
  Apr. 2010                                                    100,000      $      562,500
SPDR Gold Trust, Strike Price 125, Expiration Mar. 2010        100,000              76,000

----------------------------------------------------------------------------------------------
TOTAL CALL OPTIONS WRITTEN                                                  $      638,500
----------------------------------------------------------------------------------------------
  (premiums received $727,981) (Note 2A)

See notes to portfolios of investments and notes to financial statements.

108


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                   December 31, 2009

COMMON STOCKS 77.78%                                            SHARES               VALUE

AGRICULTURAL OPERATIONS 0.43%
----------------------------------------------------------------------------------------------
Agriterra Ltd.                                              28,207,200      $    2,734,905*+

DIAMOND MINING & EXPLORATION 0.34%
----------------------------------------------------------------------------------------------
Diagem, Inc.                                                   406,350                   0*@
Diamond Fields International Ltd.                              448,600              29,888*
Diamonds North Resources Ltd.                                2,804,200             774,014*
Olivut Resources Ltd.                                          675,000             134,917*
Rockwell Diamonds, Inc.                                      3,575,000             204,159*
Shore Gold, Inc.                                             1,126,500           1,018,584*
Vaaldiam Resources Ltd.                                      1,513,999              43,230*
                                                                            --------------
                                                                                 2,204,792

FINANCIAL SERVICES 1.54%
----------------------------------------------------------------------------------------------
Endeavour Financial Corp.                                    2,175,000           3,664,160*
GMP Capital, Inc.                                              495,100           5,946,949
Jovian Capital Corp.                                            24,355             232,968*
                                                                            --------------
                                                                                 9,844,077

GENERAL METAL & MINERAL MINING 0.36%
----------------------------------------------------------------------------------------------
Sable Mining Africa Ltd.                                    13,519,000           2,289,813*

GOLD/MINERAL EXPLORATION & DEVELOPMENT 26.82%
----------------------------------------------------------------------------------------------
African Gold Group, Inc.                                     1,099,900             680,469*
Aldridge Minerals, Inc.                                      1,145,100           1,689,340*+
Amarc Resources Ltd.                                           695,545             430,309*
Ampella Mining Ltd.                                            399,662             212,922*
Andean Resources Ltd.                                        5,930,856          13,649,563*
Andina Minerals, Inc.                                        1,251,000           2,298,035*
Atikwa Resources, Inc.                                       3,062,333             233,176*
AuEx Ventures, Inc.                                            855,000           2,376,243*
Brazauro Resources Corp.                                     3,334,500           1,999,462*
Candente Resource Corp.                                        300,000             168,467*
Carnavale Resources Ltd.                                     3,500,000             440,142*+
Chesapeake Gold Corp.                                        2,042,219          16,094,392*+
Continental Minerals Corp.                                     758,946           1,538,624*
Continental Precious Minerals, Inc.                            267,000             226,174*
Corona Gold Ltd.                                               812,500                   0*@
Crystallex International Corp.                               2,150,000             817,000*
East Asia Minerals Corp.                                       730,000           3,223,909*
Eastmain Resources, Inc.                                       675,000             976,538*
Entree Gold, Inc.                                              750,000           1,820,302*
Erdene Resource Development Corp.                              725,000             193,214*
First Point Minerals Corp.                                   2,423,000             818,698*
Fortress Minerals Corp.                                      2,400,000           1,005,092*

See notes to portfolios of investments and notes to financial statements.

                                                                 109


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                   December 31, 2009

COMMON STOCKS                                                   SHARES               VALUE

GOLD/MINERAL EXPLORATION & DEVELOPMENT (CONT'D)
----------------------------------------------------------------------------------------------
Gold Summit Corp.                                               10,000      $        1,428*
Golden Arrow Resources Corp.                                 1,000,000             409,270*
Golden Odyssey Mining, Inc.                                  2,656,500             429,834*
Golden Predator Royalty & Development Corp.                    989,000             715,405*
Grandview Gold, Inc.                                         1,100,000             125,637*
Grayd Resource Corp.                                         2,196,000           1,379,489*
Greenock Resources, Inc.                                       126,200              15,015*
Greystar Resources Ltd.                                      2,625,000          14,590,967*
Guyana Goldfields, Inc.                                      1,081,000           8,241,384*
Hainan Mining Corp. plc (RS)                                 2,018,700             809,105*@+
Helio Resource Corp.                                           502,000             301,014*
Inca Pacific Resources, Inc.                                   337,000              59,339*
Ivanhoe Mines Ltd.                                              84,300           1,231,623*
Keegan Resources, Inc.                                          50,000             315,519*
Kilo Goldmines Ltd.                                          1,050,000             479,703*
Kings Minerals NL                                           14,817,931           2,668,643*
Klondex Mines Ltd.                                           2,575,000           3,210,632*+
Kria Resources, Inc.                                           268,925              63,990*
Leyshon Resources Ltd.                                       2,220,000             309,068*
Linear Gold Corp.                                            1,000,000           1,884,548*
MAG Silver Corp.                                               510,000           3,058,107*
Malbex Resources, Inc.                                       1,469,333           1,300,604*
Marengo Mining Ltd.                                            500,000              68,778*
Metallic Ventures Gold, Inc.                                   965,000           1,065,436*
Mindoro Resources Ltd.                                       2,984,000             312,416*
Mirasol Resources Ltd.                                         725,000           1,014,372*
Moss Lake Gold Mines Ltd.                                    3,182,000             658,721*+
Moydow Mines International, Inc.                               490,000             363,775*
Nautilus Minerals, Inc.                                        300,000             496,835*
New Pacific Metals Corp.                                       657,700             619,734*
NGEx Resources, Inc.                                         3,006,700           2,232,167*
Northern Dynasty Minerals Ltd.                                 700,000           5,829,724*
Orsu Metals Corp.                                              300,800             166,053*
Pacific North West Capital Corp.                             1,291,666             233,585*
Pacific Rim Mining Corp.                                     5,350,713             910,430*
Pelangio Mines, Inc.                                         1,500,000             828,059*
Planet Exploration, Inc.                                     1,020,500             174,835*
Platte River Gold U.S., Inc. (RS)                            1,098,900           2,314,954*@
Premier Gold Mines Ltd.                                      1,025,000           4,077,952*
Q2 Gold Resources, Inc. (RS)                                   201,333                   0*@
Queenston Mining, Inc.                                         455,000           2,399,181*
Radius Gold, Inc.                                            1,698,200             323,267*
Reunion Gold Corp.                                           2,129,500             141,879*
Rochester Resources Ltd.                                       500,000             102,317*+
Rochester Resources Ltd. (RS)                                6,630,000           1,288,895*@+
Romarco Minerals, Inc.                                      16,845,706          28,058,807*

See notes to portfolios of investments and notes to financial statements.

110


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                               December 31, 2009

COMMON STOCKS                                                   SHARES               VALUE

GOLD/MINERAL EXPLORATION & DEVELOPMENT (CONT'D)
----------------------------------------------------------------------------------------------
Rubicon Minerals Corp.                                       1,969,600      $    9,373,245*
Rye Patch Gold Corp.                                           200,000              60,915*+
San Anton Resource Corp.                                     1,303,200             303,892*
Solitario Exploration & Royalty Corp.                          994,522           2,271,787*
St Andrew Goldfields Ltd.                                      927,549             653,297*
Staccato Gold Resources Ltd.                                 3,091,500             353,096*
Strikepoint Gold, Inc.                                         950,000             361,681*
Strongbow Exploration, Inc.                                    880,500             108,947*
Svit Gold Corp.                                              1,564,000             297,720*
Temex Resources Corp.                                          978,268             228,121*
Terrane Metals Corp.                                         1,651,000           2,105,687*
Underworld Resources, Inc.                                     500,000             870,889*
Valley High Ventures Ltd.                                    1,083,500             680,636*
Verena Minerals Corp.                                        1,741,000             364,555*
Verona Development Corp.                                        48,500                   0*@
VG Gold Corp.                                                5,936,501           2,062,364*
Victoria Gold Corp.                                          1,150,000             744,301*
Virginia Mines, Inc.                                           675,000           3,347,214*
Wesdome Gold Mines Ltd.                                        461,700           1,010,717
                                                                            --------------
                                                                               171,373,631

GOLD/MINERAL ROYALTY COMPANIES 2.24%
----------------------------------------------------------------------------------------------
Aberdeen International, Inc.                                 2,386,000             999,229*
Gold Wheaton Gold Corp.                                      3,750,000             957,741*
International Royalty Corp.                                    702,000           5,031,228
Royal Gold, Inc.                                               155,000           7,300,500
                                                                            --------------
                                                                                14,288,698

INTERMEDIATE & JUNIOR GOLD PRODUCERS 13.71%
----------------------------------------------------------------------------------------------
Aurizon Mines Ltd.                                             500,000           2,250,000*
B2Gold Corp.                                                   450,000             518,251*
Bendigo Mining NL                                            1,000,000             223,342
Centamin Egypt Ltd.                                          9,750,000          19,302,337*
Centerra Gold, Inc.                                            200,000           2,055,870*
Century Mining Corp.                                         2,634,809             990,577*
Claude Resources, Inc.                                       1,724,400           2,035,174*
DRDGOLD Ltd., Sponsored ADR                                    100,000             684,000
Dundee Precious Metals, Inc.                                 2,155,000           7,363,489*
Gold One International Ltd.                                  2,000,000             560,273*
Golden Star Resources Ltd.                                     565,000           1,762,800*
Great Basin Gold Ltd.                                        2,225,000           3,833,103*
Kingsgate Consolidated Ltd.                                    427,776           3,503,112
Lake Shore Gold Corp.                                        3,334,000          13,105,620*
Medoro Resources Ltd.                                       10,687,557           5,493,057*
New Gold, Inc.                                                 265,000             958,570*


See notes to portfolios of investments and notes to financial statements.

                                                                 111


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                   December 31, 2009

COMMON STOCKS                                                   SHARES               VALUE

INTERMEDIATE & JUNIOR GOLD PRODUCERS (CONT'D)
----------------------------------------------------------------------------------------------
Olympus Pacific Minerals, Inc.                               5,480,500      $    1,643,133*
Pan African Resources plc                                   15,620,000           1,959,267*
Rusoro Mining Ltd.                                           7,225,000           3,025,746*
San Gold Corp.                                               3,000,000          10,422,120*
SEMAFO, Inc.                                                   700,000           2,951,506*
Zhaojin Mining Industry Co., Ltd., H shares                  1,500,000           2,958,520
                                                                            --------------
                                                                                87,599,867

INTERNET 0.00%
----------------------------------------------------------------------------------------------
Stockhouse, Inc.                                             1,027,000              24,437*

MEDICAL - HOSPITALS 0.27%
----------------------------------------------------------------------------------------------
African Medical Investments plc                              4,489,000           1,704,901*

METAL - COPPER 0.50%
----------------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc.                            40,000           3,211,600

METAL & MINERAL MINING & EXPLORATION 2.78%
----------------------------------------------------------------------------------------------
Avion Gold Corp.                                             3,900,000           2,375,672*
Baja Mining Corp.                                              685,450             502,352*
Breakwater Resources Ltd.                                      450,000             175,606*
Brilliant Mining Corp.                                         158,900              37,054*
Calibre Mining Corp.                                           900,000             192,738*
Chariot Resources Ltd.                                       1,961,000             690,592*
Dia Bras Exploration, Inc.                                   1,444,496             281,846*
Farallon Mining Ltd.                                           700,000             366,440*
Freewest Resources Canada, Inc.                              1,090,000           1,006,329*
Independence Group NL                                          260,000           1,115,110
JNR Resources, Inc.                                            456,800             104,347*
Linear Metals Corp.                                          1,004,410             186,418*
Lundin Mining Corp.                                            170,000             695,760*
Mercator Minerals Ltd.                                          75,000             177,033*
Mines Management, Inc.                                         825,400           2,324,014*
Natasa Mining Ltd.                                             503,045             655,842*
North American Tungsten Corp.                                1,282,000             262,342*
North Arrow Minerals, Inc.                                     261,500              34,845*
Odyssey Resources Ltd.                                         414,900              82,929*
Red Hill Energy, Inc.                                          145,000              49,683*
Revett Minerals, Inc.                                        3,200,500           1,035,711*
Teck Resources Ltd., Class B                                    70,000           2,447,900*
Toledo Mining Corp. plc                                        432,900             174,846*
TVI Pacific, Inc.                                           15,111,428           1,582,123*
Uranium North Resources Corp.                                  517,035              44,290*
Wallbridge Mining Co. Ltd.                                   1,541,000             374,011*

See notes to portfolios of investments and notes to financial statements.

112


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                   December 31, 2009

COMMON STOCKS                                                   SHARES               VALUE

METAL & MINERAL MINING & EXPLORATION (CONT'D)
----------------------------------------------------------------------------------------------
Western Copper Corp.                                           504,400      $      787,337*
                                                                            --------------
                                                                                17,763,170

OIL & GAS EXPLORATION & PRODUCTION 1.51%
----------------------------------------------------------------------------------------------
Alange Energy Corp.                                          1,351,000             810,099*
Big Sky Energy Corp.                                         2,000,000               1,800*
Pacific Rubiales Energy Corp.                                  600,000           8,823,109*
                                                                            --------------
                                                                                 9,635,008

PLATINUM 2.86%
----------------------------------------------------------------------------------------------
Anooraq Resources Corp.                                      3,550,000           3,040,975*
Eastern Platinum Ltd.                                       14,640,000          12,819,493*
Ivanhoe Nickel and Platinum Ltd. (RS)                          135,000             188,690*@
Osmium Holdings S.A. (RS)                                          891                   0*@
Platinum Group Metals Ltd.                                   1,070,000           2,209,965*
                                                                            --------------
                                                                                18,259,123

SENIOR GOLD PRODUCERS 18.86%
----------------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd.                                        175,000           9,450,000
Eldorado Gold Corp.                                            400,000           5,668,000*
Gold Fields Ltd., Sponsored ADR                                125,000           1,638,750
Harmony Gold Mining Co., Ltd., Sponsored ADR                   116,500           1,184,805
IAMGOLD Corp.                                                  400,000           6,256,000
Kinross Gold Corp.                                             220,000           4,048,000
Lihir Gold Ltd., Sponsored ADR                                 136,500           3,984,435
Newmont Mining Corp.                                            62,500           2,956,875
Polyus Gold Co.                                                  2,142             111,999
Polyus Gold Co., Sponsored ADR                                  54,000           1,463,128
Randgold Resources Ltd.                                         32,550           2,587,826
Randgold Resources Ltd., Sponsored ADR                         625,000          49,450,000
Red Back Mining, Inc.                                          450,000           6,424,594*
Red Back Mining, Inc., 144A                                    770,000          10,993,195*
Yamana Gold, Inc.                                            1,255,000          14,281,900
                                                                            --------------
                                                                               120,499,507

SILVER MINING 5.53%
----------------------------------------------------------------------------------------------
Coeur d'Alene Mines Corp.                                      287,000           5,183,220*
ECU Silver Mining, Inc.                                      1,090,000             767,715*
Fortuna Silver Mines, Inc.                                   1,230,000           2,458,478*
Hecla Mining Co.                                             1,160,000           7,168,800*
Pan American Silver Corp.                                      130,000           3,095,300*
Polymetal, Sponsored GDR                                       150,500           1,377,237*
Silver Standard Resources, Inc.                                200,000           4,374,000*

See notes to portfolios of investments and notes to financial statements.

                                                                 113


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                   December 31, 2009

COMMON STOCKS                                                   SHARES               VALUE

SILVER MINING (CONT'D)
----------------------------------------------------------------------------------------------
Silvercorp Metals, Inc.                                      1,650,000      $   10,946,081
                                                                            --------------
                                                                                35,370,831

WIRELESS EQUIPMENT 0.03%
----------------------------------------------------------------------------------------------
Active Control Technology, Inc.                              4,575,000             217,722*

----------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                            497,022,082
----------------------------------------------------------------------------------------------
  (cost $445,665,769)

EXCHANGE-TRADED FUNDS (ETF) 0.92%

ETFS Physical Palladium                                         25,000             979,049*
ETFS Physical Platinum                                          34,000           4,871,043*

----------------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                      5,850,092
----------------------------------------------------------------------------------------------
  (cost $4,620,489)

CLOSED-END FUND 0.18%

ASA Ltd.                                                        14,500           1,123,025
  (cost $641,350)

WARRANTS 10.94%

FINANCIAL SERVICES 0.13%
----------------------------------------------------------------------------------------------
Endeavour Financial Corp., Warrants (February 2014)          1,110,000             824,062*

GOLD/MINERAL EXPLORATION & DEVELOPMENT 0.93%
----------------------------------------------------------------------------------------------
Chesapeake Gold Corp., Warrants (February 2012)                337,874           1,286,343*
Crystallex International Corp., Warrants (February
  2010)                                                        162,500                   0*@
Fortress Minerals Corp., Warrants (December 2010)            1,400,000             253,176*@
Golden Arrow Resources Corp., Warrants (October 2010)        1,000,000              28,554*@
Hainan Mining Corp. plc, Warrants (August 2011) (RS)         1,705,000             203,910*@
Hainan Mining Corp. plc, Warrants (May 2011) (RS)              313,700              37,517*@
Malbex Resources, Inc., Warrants (April 2011)                  666,666                   0*@
Orsu Metals Corp., Warrants (April 2010)                     2,476,000              11,783*
Orsu Metals Corp., Warrants (March 2011)                     4,112,000              19,569*
Platte River Gold U.S., Inc., Warrants (February
  2010) (RS)                                                    75,200                   0*@
Rochester Resources Ltd., Warrants (November 2011) (RS)      6,630,000              89,923*@

See notes to portfolios of investments and notes to financial statements.

114


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                   December 31, 2009

WARRANTS                                                        SHARES               VALUE

GOLD/MINERAL EXPLORATION & DEVELOPMENT (CONT'D)
----------------------------------------------------------------------------------------------
Romarco Minerals, Inc., Warrants (April 2010)                2,650,000      $    3,884,262*@
Staccato Gold Resources Ltd., Warrants (August 2011)         3,000,000                   0*@
Terrane Metals Corp., Warrants (June 2012)                     219,000             137,572*
US Gold Corp., Warrants (February 2011)                         39,000               7,609*
                                                                            --------------
                                                                                 5,960,218

GOLD/MINERAL ROYALTY COMPANIES 0.16%
----------------------------------------------------------------------------------------------
Franco-Nevada Corp., Warrants (March 2012)                      73,600             399,296*
Franco-Nevada Corp., Warrants (June 2017)                       94,700             637,703*
Gold Wheaton Gold Corp., Warrants (July 2013)                   12,000                 856*
                                                                            --------------
                                                                                 1,037,855

INTERMEDIATE & JUNIOR GOLD PRODUCERS 0.44%
----------------------------------------------------------------------------------------------
Dundee Precious Metals, Inc., Warrants (November 2015)       1,125,000           1,488,364*
GBS Gold International, Inc., Warrants (May 2010)              630,000                   0*@
Lake Shore Gold Corp., Warrants (December 2010)                 73,000             196,631*@
Medoro Resources Ltd., Warrants (March 2010)                 1,250,000                   0*@
New Gold, Inc., Warrants (April 2012)                        2,495,100              83,119*
New Gold, Inc., Warrants (June 2017)                         1,452,430             677,381*
New Gold, Inc., Warrants (November 2012)                       326,000              41,888*
Rusoro Mining Ltd., Warrants (November 2011)                   600,000                   0*@
Rusoro Mining Ltd., Warrants (November 2012)                 6,330,750             331,406*
                                                                            --------------
                                                                                 2,818,789

MEDICAL - HOSPITALS 0.02%
----------------------------------------------------------------------------------------------
African Medical Investments plc, Warrants (June 2011)        2,125,000             120,201*@

METAL & MINERAL MINING & EXPLORATION 0.04%
----------------------------------------------------------------------------------------------
Avion Gold Corp., Warrants (May 2011)                        1,950,000                   0*@
Baja Mining Corp., Warrants (April 2011)                       527,750                   0*@
Coalcorp Mining, Inc., Warrants (February 2011)                113,214               1,078*
Denison Mines Corp., Warrants (March 2011)                     201,295              35,444*
Mines Management, Inc., Warrants (April 2012)                  723,300             233,264*
                                                                            --------------
                                                                                   269,786

OIL & GAS EXPLORATION & PRODUCTION 0.70%
----------------------------------------------------------------------------------------------
Pacific Rubiales Energy Corp., Warrants (July 2012)            516,400           4,472,698*

SENIOR GOLD PRODUCERS 5.81%
----------------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd., Warrants (December 2013)              150,400           3,194,496*
Goldcorp, Inc., Warrants (June 2011)                         3,818,402          27,257,426*
Kinross Gold Corp., Warrants (September 2011)                1,622,600           3,057,867*


See notes to portfolios of investments and notes to financial statements.

                                                                 115


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                   December 31, 2009

WARRANTS                                                        SHARES               VALUE

SENIOR GOLD PRODUCERS (CONT'D)
----------------------------------------------------------------------------------------------
Kinross Gold Corp., Warrants (September 2013)                  947,371      $    3,579,749*
                                                                            --------------
                                                                                37,089,538

SILVER MINING 2.71%
----------------------------------------------------------------------------------------------
Hecla Mining Co., Warrants (August 2014)                       315,250           1,160,120*@
Silver Wheaton Corp., Warrants (December 2010)               1,954,520          13,003,469*
Silver Wheaton Corp., Warrants (September 2013)                437,595           3,176,940*
                                                                            --------------
                                                                                17,340,529

----------------------------------------------------------------------------------------------
TOTAL WARRANTS                                                                  69,933,676
----------------------------------------------------------------------------------------------
  (cost $69,519,422)

SPECIAL WARRANTS 0.85%

GOLD/MINERAL EXPLORATION & DEVELOPMENT 0.00%
----------------------------------------------------------------------------------------------
Western Exploration & Development Ltd., 144A, Special
  Warrants (December 2049) (RS)                                600,000                   0*@

INTERMEDIATE & JUNIOR GOLD PRODUCERS 0.85%
----------------------------------------------------------------------------------------------
Medoro Resources Ltd., Special Warrants (November 2011)
  (RS)                                                      10,000,000           5,436,520*@

----------------------------------------------------------------------------------------------
TOTAL SPECIAL WARRANTS                                                           5,436,520
----------------------------------------------------------------------------------------------
  (cost $7,921,588)

PURCHASED OPTIONS 0.25%                                      CONTRACTS

EXCHANGE-TRADED FUND 0.01%
----------------------------------------------------------------------------------------------
Market Vectors Junior Gold Miners ETF, Strike Price 25,
  Put, Expiration Jan. 2010 (premium $122,000)                   1,000              50,000

SENIOR GOLD PRODUCERS 0.24%
----------------------------------------------------------------------------------------------
Barrick Gold Corp., Strike Price 36, Put, Expiration
  Jan. 2010 (premium $123,745)                                     464              12,064
Goldcorp, Inc., Strike Price 42, Put, Expiration Jan.
  2010 (premium $1,614,540)                                      2,535             740,220
IAMGOLD Corp., Strike Price 15, Put, Expiration Mar.
  2010 (premium $147,320)                                        1,160             165,300
Newmont Mining Corp., Strike Price 43, Put, Expiration
  Jan. 2010 (premium $111,569)                                     383               6,894

See notes to portfolios of investments and notes to financial statements.

116


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                   December 31, 2009

PURCHASED OPTIONS                                            CONTRACTS               VALUE

SENIOR GOLD PRODUCERS (CONT'D)
----------------------------------------------------------------------------------------------
Yamana Gold, Inc., Strike Price 10, Call, Expiration
  Jan. 2012 (premium $356,070)                                     715      $      293,150
Yamana Gold, Inc., Strike Price 12.50, Put, Expiration
  Jan. 2010 (premium $631,970)                                   2,694             331,362
                                                                            --------------
                                                                                 1,548,990

SILVER MINING 0.00%
----------------------------------------------------------------------------------------------
Hecla Mining Co., Strike Price 10, Call, Expiration
  Jan. 2010 (premium $889,136)                                   1,600               4,800

----------------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                          1,603,790
----------------------------------------------------------------------------------------------
  (cost $3,996,350)

EXCHANGE TRADED NOTE (ETN) 0.03%                              UNITS

PLATINUM 0.03%
----------------------------------------------------------------------------------------------
E-TRACS UBS Long Platinum ETN, maturity 05/14/18 (ZCB)          12,000             220,800*
  (cost $177,431)

                                                            PRINCIPAL
NOTES 0.71%                                                  AMOUNT

INTERMEDIATE & JUNIOR GOLD PRODUCERS 0.71%
----------------------------------------------------------------------------------------------
GBS Gold International, Inc., 12.00%, maturity
  05/27/11 (RS)                                            $ 1,472,752           1,027,682*@
New Gold, Inc., 10.00%, maturity 06/28/17                    3,315,856           3,504,688

----------------------------------------------------------------------------------------------
TOTAL NOTES                                                                      4,532,370
----------------------------------------------------------------------------------------------
  (cost $4,584,625)

UNITS 0.45%                                                     SHARES

GOLD/MINERAL EXPLORATION & DEVELOPMENT 0.45%
----------------------------------------------------------------------------------------------
Candente Gold Corp., Units (RS)                              4,875,000           1,855,994*@+
Rye Patch Gold Corp., Units (RS)                             3,600,000           1,041,641*@+

----------------------------------------------------------------------------------------------
TOTAL UNITS                                                                      2,897,635
----------------------------------------------------------------------------------------------
  (cost $2,691,866)

See notes to portfolios of investments and notes to financial statements.

                                                                 117


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                   December 31, 2009

SUBSCRIPTION RECEIPTS 0.26%                                     SHARES               VALUE

INTERMEDIATE & JUNIOR GOLD PRODUCERS 0.26%
----------------------------------------------------------------------------------------------
Argonaut Gold                                                  500,000      $    1,665,635*@
  (cost $1,416,230)

----------------------------------------------------------------------------------------------
TOTAL SECURITIES                                                               590,285,625
----------------------------------------------------------------------------------------------
  (cost $541,235,120)

                                                            PRINCIPAL
REPURCHASE AGREEMENT 8.21%                                   AMOUNT

Joint Tri-Party Repurchase Agreement, Merrill Lynch,
  12/31/09, 0.00%, due 01/04/10, repurchase price
  $52,445,209, collateralized by U.S. Treasury
  securities held in a joint tri-party account (cost
  $52,445,209)                                             $52,445,209          52,445,209

----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.58%                                                      642,730,834
----------------------------------------------------------------------------------------------
  (cost $593,680,329)
Other assets and liabilities, net (0.58)%                                       (3,695,516)
                                                                              -------------

NET ASSETS 100%                                                               $639,035,318
                                                                              ------------

See notes to portfolios of investments and notes to financial statements.

118


GOLD AND PRECIOUS METALS FUND

  PORTFOLIO OF INVESTMENTS                                             December 31, 2009

COMMON STOCKS 73.81%                                            SHARES             VALUE

DIAMOND MINING & EXPLORATION 0.00%
----------------------------------------------------------------------------------------
Diamond Fields International Ltd.                               21,600       $     1,439*

FINANCIAL SERVICES 1.23%
----------------------------------------------------------------------------------------
Endeavour Financial Corp.                                      884,700         1,490,429*
GMP Capital, Inc.                                              115,000         1,381,335
                                                                             -----------
                                                                               2,871,764

GOLD MINING 54.89%
----------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd.                                        120,000         6,480,000
Aurizon Mines Ltd.                                             400,000         1,800,000*
B2Gold Corp.                                                   450,000           518,251*
Barrick Gold Corp.                                             110,000         4,331,800
Centamin Egypt Ltd.                                          4,250,000         8,413,839*
Centerra Gold, Inc.                                            200,000         2,055,870*
Century Mining Corp.                                           509,512           191,555*
Claude Resources, Inc.                                       2,597,600         3,065,744*
DRDGOLD Ltd., Sponsored ADR                                    500,000         3,420,000
Dundee Precious Metals, Inc.                                 2,100,000         7,175,558*
Eldorado Gold Corp.                                            400,000         5,668,000*
Gold Fields Ltd., Sponsored ADR                                175,000         2,294,250
Golden Star Resources Ltd.                                     935,000         2,917,200*
Harmony Gold Mining Co., Ltd., Sponsored ADR                   143,500         1,459,395
IAMGOLD Corp.                                                  300,000         4,692,000
Kingsgate Consolidated Ltd.                                    309,625         2,535,559
Kinross Gold Corp.                                              80,000         1,472,000
Kirkland Lake Gold, Inc.                                       375,000         3,198,020*
Lake Shore Gold Corp.                                          250,000           982,725*
Lihir Gold Ltd., Sponsored ADR                                 100,000         2,919,000
Medoro Resources Ltd.                                        2,020,000         1,038,214*
New Gold, Inc.                                                 494,823         1,789,792*
Newmont Mining Corp.                                            50,000         2,365,500
Pan African Resources plc                                   10,570,000         1,325,829*
Polyus Gold Co.                                                  4,135           216,206
Polyus Gold Co., Sponsored ADR                                  77,500         2,099,859
Randgold Resources Ltd., Sponsored ADR                         246,000        19,463,520
Red Back Mining, Inc.                                          410,000         5,853,519*
Red Back Mining, Inc., 144A                                    245,000         3,497,835*
Richmont Mines, Inc.                                           500,000         1,875,000*
Rusoro Mining Ltd.                                             930,000           389,473*
San Gold Corp.                                               1,500,000         5,211,060*
SEMAFO, Inc.                                                   800,000         3,373,150*
Troy Resources NL                                              479,850         1,016,772
Yamana Gold, Inc.                                              845,000         9,616,100
Zhaojin Mining Industry Co., Ltd., H shares                  2,000,000         3,944,694
                                                                             -----------
                                                                             128,667,289

See notes to portfolios of investments and notes to financial statements.

                                                                 119


GOLD AND PRECIOUS METALS FUND

  PORTFOLIO OF INVESTMENTS                                             December 31, 2009

COMMON STOCKS                                                   SHARES             VALUE

GOLD/MINERAL ROYALTY COMPANIES 3.94%
----------------------------------------------------------------------------------------
Aberdeen International, Inc.                                    52,250       $    21,882*
Gold Wheaton Gold Corp.                                      3,750,000           957,740*
Royal Gold, Inc.                                               175,000         8,242,500
                                                                             -----------
                                                                               9,222,122

MEDICAL - HOSPITALS 0.31%
----------------------------------------------------------------------------------------
African Medical Investments plc                              1,910,000           725,409*

METAL - COPPER 1.03%
----------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc.                            30,000         2,408,700

METAL & MINERAL MINING 2.30%
----------------------------------------------------------------------------------------
Independence Group NL                                          115,000           493,222
Ivanhoe Mines Ltd.                                              30,900           451,449*
Lundin Mining Corp.                                             15,430            63,151*
Mercator Minerals Ltd.                                         675,000         1,593,299*
Teck Resources Ltd., Class B                                    80,000         2,797,600*
                                                                             -----------
                                                                               5,398,721

PLATINUM 2.64%
----------------------------------------------------------------------------------------
Eastern Platinum Ltd.                                        7,075,000         6,195,213*

SILVER MINING 7.47%
----------------------------------------------------------------------------------------
Coeur d'Alene Mines Corp.                                      111,000         2,004,660*
Fortuna Silver Mines, Inc.                                     700,000         1,399,134*
Hecla Mining Co.                                               915,000         5,654,700*
Pan American Silver Corp.                                      100,000         2,381,000
Polymetal, Sponsored GDR                                        66,000           603,971*
Silvercorp Metals, Inc.                                        825,000         5,473,040
                                                                             -----------
                                                                              17,516,505

----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                          173,007,162
----------------------------------------------------------------------------------------
  (cost $142,187,742)

EXCHANGE-TRADED FUNDS (ETF) 2.31%

ETFS Physical Palladium                                         25,000           979,048*
ETFS Physical Platinum                                          31,000         4,441,246*

----------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                    5,420,294
----------------------------------------------------------------------------------------
  (cost $4,350,449)

See notes to portfolios of investments and notes to financial statements.

120


GOLD AND PRECIOUS METALS FUND

  PORTFOLIO OF INVESTMENTS                                             December 31, 2009

CLOSED-END FUND  1.34%                                          SHARES             VALUE

ASA Ltd.                                                        40,500       $ 3,136,725
  (cost $1,840,993)

WARRANTS 10.88%

FINANCIAL SERVICES 0.12%
----------------------------------------------------------------------------------------
Endeavour Financial Corp., Warrants (February 2014)            382,500           283,967*

GOLD MINING 6.95%
----------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd., Warrants (December 2013)              100,500         2,134,620*
Crystallex International Corp., Warrants (February 2010)        62,500                 0*@
Dundee Precious Metals, Inc., Warrants (June 2012)              13,000             1,856*
Dundee Precious Metals, Inc., Warrants (November 2015)       1,094,800         1,448,410*
GBS Gold International, Inc., Warrants (May 2010)              175,000                 0*@
Goldcorp, Inc., Warrants (June 2011)                         1,040,284         7,426,003*
Kinross Gold Corp., Warrants (September 2011)                1,005,400         1,894,724*
Kinross Gold Corp., Warrants (September 2013)                  782,034         2,955,004*
New Gold, Inc., Warrants (April 2012)                        3,078,400           102,550*
New Gold, Inc., Warrants (November 2012)                     1,082,500           139,092*
New Gold, Inc., Warrants (June 2017)                           251,800           117,434*
Rusoro Mining Ltd., Warrants (November 2012)                 1,568,750            82,122*
                                                                             -----------
                                                                              16,301,815

GOLD/MINERAL ROYALTY COMPANIES 0.34%
----------------------------------------------------------------------------------------
Franco-Nevada Corp., Warrants (March 2012)                      91,700           497,492*
Franco-Nevada Corp., Warrants (June 2017)                       43,700           294,272*
                                                                             -----------
                                                                                 791,764

MEDICAL - HOSPITALS 0.02%
----------------------------------------------------------------------------------------
African Medical Investments plc, Warrants (June 2011)          912,500            51,616*@

METAL & MINERAL MINING 0.01%
----------------------------------------------------------------------------------------
Mines Management, Inc., Warrants (April 2012)                   44,000            14,190*

SILVER MINING 3.44%
----------------------------------------------------------------------------------------
Hecla Mining Co., Warrants (August 2014)                       169,750           624,680*@
Silver Wheaton Corp., Warrants (December 2010)                 484,140         3,220,995*
Silver Wheaton Corp., Warrants (September 2013)                580,806         4,216,652*
                                                                             -----------
                                                                               8,062,327

----------------------------------------------------------------------------------------
TOTAL WARRANTS                                                                25,505,679
----------------------------------------------------------------------------------------
  (cost $20,745,957)


See notes to portfolios of investments and notes to financial statements.

                                                                 121


GOLD AND PRECIOUS METALS FUND

  PORTFOLIO OF INVESTMENTS                                             December 31, 2009

PURCHASED OPTIONS 0.30%                                      CONTRACTS             VALUE

GOLD MINING 0.30%
----------------------------------------------------------------------------------------
Barrick Gold Corp., Strike Price 36, Put, Expiration
  Jan. 2010 (premium $45,624)                                      171       $     4,446
Goldcorp, Inc., Strike Price 42, Put, Expiration Jan.
  2010 (premium $649,630)                                        1,020           297,840
IAMGOLD Corp., Strike Price 15, Put, Expiration Mar.
  2010 (premium $106,680)                                          840           119,700
Newmont Mining Corp., Strike Price 43, Put, Expiration
  Jan. 2010 (premium $41,496)                                      142             2,556
Yamana Gold, Inc., Strike Price 10, Call, Expiration
  Jan. 2012 (premium $141,930)                                     285           116,850
Yamana Gold, Inc., Strike Price 12.50, Put, Expiration
  Jan. 2010 (premium $317,106)                                   1,341           164,943
                                                                             -----------
                                                                                 706,335

SILVER MINING 0.00%
----------------------------------------------------------------------------------------
Hecla Mining Co., Strike Price 10, Call, Expiration Jan.
  2010 (premium $227,124)                                          420             1,260

----------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                          707,595
----------------------------------------------------------------------------------------
  (cost $1,529,590)

EXCHANGE TRADED NOTE (ETN) 0.10%                              UNITS

PLATINUM 0.10%
----------------------------------------------------------------------------------------
E-TRACS UBS Long Platinum ETN, maturity 05/14/18 (ZCB)          12,000           220,800*
  (cost $177,431)

                                                            PRINCIPAL
NOTES 0.37%                                                   AMOUNT

GOLD MINING 0.37%
----------------------------------------------------------------------------------------
GBS Gold International, Inc., 12.00%, maturity
  05/27/11 (RS)                                             $  409,098           285,467*@
New Gold, Inc., 10.00%, maturity 06/28/17                      504,753           582,496

----------------------------------------------------------------------------------------
TOTAL NOTES                                                                      867,963
----------------------------------------------------------------------------------------
  (cost $713,212)

----------------------------------------------------------------------------------------
TOTAL SECURITIES                                                             208,866,218
----------------------------------------------------------------------------------------
  (cost $171,545,374)

See notes to portfolios of investments and notes to financial statements.

122


GOLD AND PRECIOUS METALS FUND

  PORTFOLIO OF INVESTMENTS                                             December 31, 2009

                                                            PRINCIPAL
REPURCHASE AGREEMENT 12.01%                                   AMOUNT               VALUE

Joint Tri-Party Repurchase Agreement, Morgan Stanley,
  12/31/09, 0.00%, due 01/04/10, repurchase price
  $28,152,325, collateralized by U.S. Treasury
  securities held in a joint tri-party account (cost
  $28,152,325)                                              $28,152,325      $28,152,325

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS 101.12%                                                    237,018,543
----------------------------------------------------------------------------------------
  (cost $199,697,699)
Other assets and liabilities, net (1.12)%                                     (2,625,157)
                                                                            ------------

NET ASSETS 100%                                                             $234,393,386
                                                                            ------------

See notes to portfolios of investments and notes to financial statements.

                                                                 123


EASTERN EUROPEAN FUND

  PORTFOLIO OF INVESTMENTS                                                December 31, 2009

COMMON STOCKS 90.77%                                            SHARES                VALUE

AGRICULTURAL CHEMICALS 0.91%
-------------------------------------------------------------------------------------------
Uralkali, Sponsored GDR                                        206,015       $    4,236,029

APPLIANCES 0.63%
-------------------------------------------------------------------------------------------
Arcelik                                                        750,000            2,915,450

AUTO PARTS & EQUIPMENT 0.88%
-------------------------------------------------------------------------------------------
Tofas Turk Otomobil Fabrikasi AS                             1,300,000            4,072,792

BUILDING & CONSTRUCTION 0.46%
-------------------------------------------------------------------------------------------
Alarko Holding A.S.                                            800,000            2,119,467

CELLULAR TELECOMMUNICATIONS 9.10%
-------------------------------------------------------------------------------------------
Mobile TeleSystems, Sponsored ADR                              312,000           15,253,680
Turkcell Iletisim Hizmetleri A.S.                            1,024,975            7,196,533
Turkcell Iletisim Hizmetleri A.S., Sponsored ADR               300,000            5,247,000
Vimpel-Communications, Sponsored ADR                           783,157           14,558,889
                                                                             --------------
                                                                                 42,256,102

COMMERCIAL BANKS - NON US 26.83%
-------------------------------------------------------------------------------------------
Bank Pekao S.A.                                                150,000            8,443,932*
Bank Zachodni WBK S.A.                                          50,000            3,276,342*
OTP Bank Nyrt. plc                                             550,000           15,533,005*
Powszechna Kasa Oszczednosci Bank Polski S.A.                  350,000            4,596,781
Sberbank RF                                                 17,127,095           48,110,010
Turkiye Garanti Bankasi A.S.                                 5,800,082           24,579,955
Turkiye Halk Bankasi A.S.                                      650,000            5,163,746
Turkiye Vakiflar Bankasi T.A.O., Class D                     1,940,000            5,474,958*
VTB Bank OJSC, Sponsored GDR                                 2,000,000            9,409,236
                                                                             --------------
                                                                                124,587,965

COMPUTER SERVICES 0.70%
-------------------------------------------------------------------------------------------
Asseco Poland S.A.                                             150,000            3,272,257*

DIVERSIFIED METALS & MINING 2.12%
-------------------------------------------------------------------------------------------
JSC MMC Norilsk Nickel, Sponsored ADR                          200,000            2,806,122*
KGHM Polska Miedz S.A.                                         180,000            6,640,535
Orsu Metals Corp.                                              694,740              383,524*
                                                                             --------------
                                                                                  9,830,181

ELECTRIC - INTEGRATED 1.79%
-------------------------------------------------------------------------------------------
Polska Grupa Energetyczna S.A.                                 975,000            8,329,846*

See notes to portfolios of investments and notes to financial statements.

124


EASTERN EUROPEAN FUND

  PORTFOLIO OF INVESTMENTS                                                December 31, 2009

COMMON STOCKS                                                   SHARES                VALUE

ELECTRIC UTILITY 2.23%
-------------------------------------------------------------------------------------------
CEZ A.S.                                                       221,471       $   10,357,794

FOOD 1.10%
-------------------------------------------------------------------------------------------
Wimm-Bill-Dann Foods OJSC, Sponsored ADR                       215,000            5,123,450*

GOLD MINING 1.14%
-------------------------------------------------------------------------------------------
Dundee Precious Metals, Inc.                                   850,000            2,904,392*
Polyus Gold Co.                                                 21,001            1,098,078
Polyus Gold Co., Sponsored ADR                                  48,500            1,314,106
                                                                             --------------
                                                                                  5,316,576

INSURANCE 0.52%
-------------------------------------------------------------------------------------------
Aksigorta A.S.                                                 700,732            2,419,381

INVESTMENT COMPANIES 0.12%
-------------------------------------------------------------------------------------------
Vostok Nafta Investment Ltd.                                   130,000              566,911*

MEDICAL - DRUGS 2.32%
-------------------------------------------------------------------------------------------
Pharmstandard, Sponsored GDR                                   200,000            4,014,519*
Richter Gedeon Nyrt.                                            30,000            6,762,128
                                                                             --------------
                                                                                 10,776,647

OIL & GAS - INTEGRATED 19.98%
-------------------------------------------------------------------------------------------
Gazprom OAO, Sponsored ADR                                   1,008,901           25,272,970
Lukoil OAO, Sponsored ADR                                      606,810           33,990,352
Rosneft Oil Co. OJSC, Sponsored GDR                          3,982,309           33,507,657
                                                                             --------------
                                                                                 92,770,979

OIL & GAS EXPLORATION & PRODUCTION 4.50%
-------------------------------------------------------------------------------------------
Alliance Oil Co. Ltd.                                          200,000            2,856,678*
BNK Petroleum, Inc.                                             18,400               20,665*
NovaTek OAO, Sponsored GDR                                     278,477           18,041,006
                                                                             --------------
                                                                                 20,918,349

RETAIL 3.63%
-------------------------------------------------------------------------------------------
Eurocash S.A.                                                  500,000            2,719,751
Magnit OAO, Sponsored GDR                                      400,000            6,335,112
X5 Retail Group N.V., Sponsored GDR                            245,000            7,812,093*
                                                                             --------------
                                                                                 16,866,956

See notes to portfolios of investments and notes to financial statements.

                                                                 125


EASTERN EUROPEAN FUND

  PORTFOLIO OF INVESTMENTS                                                December 31, 2009

COMMON STOCKS                                                   SHARES                VALUE

RETAIL - FOOD 1.00%
-------------------------------------------------------------------------------------------
BIM Birlesik Magazalar A.S.                                    100,000       $    4,625,378

SILVER MINING 0.30%
-------------------------------------------------------------------------------------------
Polymetal, Sponsored GDR                                       150,000            1,372,661*

STEEL - PRODUCERS 8.52%
-------------------------------------------------------------------------------------------
Evraz Group S.A., Sponsored GDR                                180,000            5,007,850*
Magnitogorsk Iron & Steel Works, Sponsored GDR                 750,000            8,461,533*
Mechel, Sponsored ADR                                          120,000            2,258,400
Novolipetsk Steel, Sponsored GDR                               501,000           15,092,697*
OAO TMK, Sponsored GDR                                         500,000            8,763,915*
                                                                             --------------
                                                                                 39,584,395

TELEVISION 1.13%
-------------------------------------------------------------------------------------------
CTC Media, Inc.                                                353,000            5,259,700*

TRANSPORTATION 0.86%
-------------------------------------------------------------------------------------------
Novorossiysk Sea Trade Port, Sponsored GDR                     350,000            3,973,865

-------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                             421,553,131
-------------------------------------------------------------------------------------------
  (cost $339,642,672)

PREFERRED STOCK 1.30%

OIL & GAS EXPLORATION & PRODUCTION 1.30%
-------------------------------------------------------------------------------------------
Surgutneftegaz, Preferred Stock                             12,529,631            6,043,367@
  (cost $7,434,109)

WARRANTS 0.14%

GOLD MINING 0.14%
-------------------------------------------------------------------------------------------
Dundee Precious Metals, Inc., Warrants (November
  2015) (cost $0)                                              500,000              661,495*

See notes to portfolios of investments and notes to financial statements.

126


EASTERN EUROPEAN FUND

  PORTFOLIO OF INVESTMENTS                                                December 31, 2009

PURCHASED OPTION 0.18%                                       CONTRACTS                VALUE

EXCHANGE-TRADED FUND 0.18%
-------------------------------------------------------------------------------------------
Market Vectors Russia ETF, Strike Price 26, Call,
  Expiration Jan. 2010 (premium $1,009,500)                      1,500       $      802,500

-------------------------------------------------------------------------------------------
TOTAL SECURITIES                                                                429,060,493
-------------------------------------------------------------------------------------------
  (cost $348,086,281)

                                                            PRINCIPAL
REPURCHASE AGREEMENT 8.55%                                   AMOUNT

Joint Tri-Party Repurchase Agreement, Morgan
  Stanley, 12/31/09, 0.00%, due 01/04/10, repurchase
  price $39,727,332, collateralized by U.S. Treasury
  securities held in a joint tri-party account (cost
  $39,727,332)                                             $39,727,332           39,727,332

-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.94%                                                       468,787,825
-------------------------------------------------------------------------------------------
  (cost $387,813,613)
Other assets and liabilities, net (0.94)%                                        (4,378,946)
                                                                               ------------

NET ASSETS 100%                                                                $464,408,879
                                                                               ------------

See notes to portfolios of investments and notes to financial statements.

                                                                 127


GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2009

COMMON STOCKS 82.48%                                          SHARES             VALUE

AGRICULTURAL CHEMICALS 0.40%
--------------------------------------------------------------------------------------
China Agritech, Inc.                                           2,000       $    55,900*

AIR FREIGHT & LOGISTICS 1.85%
--------------------------------------------------------------------------------------
Shenzhen International Holdings Ltd.                       3,392,000           256,209

AIRLINES 1.18%
--------------------------------------------------------------------------------------
Copa Holdings S.A., Class A                                    3,000           163,410

AUTO MANUFACTURERS 1.54%
--------------------------------------------------------------------------------------
Dongfeng Motor Group Co., Ltd., H shares                     150,000           213,497

BROADCASTING & CABLE TV 1.13%
--------------------------------------------------------------------------------------
Grupo Televisa S.A., Sponsored ADR                             7,500           155,700

CELLULAR TELECOMMUNICATIONS 9.70%
--------------------------------------------------------------------------------------
America Movil SAB de C.V., ADR, Series L, Sponsored ADR        4,000           187,920
Mobile TeleSystems, Sponsored ADR                              3,000           146,670
MTN Group Ltd.                                                17,954           284,480
Tim Participacoes S.A., Sponsored ADR                          5,000           148,550
Vimpel-Communications, Sponsored ADR                          10,000           185,900
Vivo Participacoes S.A., Sponsored ADR                        12,500           387,500
                                                                           -----------
                                                                             1,341,020

CHEMICALS - DIVERSIFIED 0.88%
--------------------------------------------------------------------------------------
Israel Chemicals Ltd.                                          9,346           121,858

COMMERCIAL BANKS - NON US 9.76%
--------------------------------------------------------------------------------------
ABSA Group Ltd.                                               10,000           172,459
Banco Bradesco S.A., Sponsored ADR                            10,000           218,700
Banco do Brasil S.A.                                          10,000           168,433
Bank of Nova Scotia                                            3,000           140,220
China Construction Bank Corp., H shares                       88,000            74,901*
Industrial and Commercial Bank of China Ltd., H shares       287,000           235,519
OTP Bank Nyrt. plc                                            12,000           338,902*
                                                                           -----------
                                                                             1,349,134

CONSTRUCTION 0.46%
--------------------------------------------------------------------------------------
China Railway Construction Corp., Ltd., H shares              50,000            63,616

DEPARTMENT STORES 2.62%
--------------------------------------------------------------------------------------
Lojas Renner S.A.                                             16,269           362,342

See notes to portfolios of investments and notes to financial statements.

128


GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2009

COMMON STOCKS                                                 SHARES             VALUE

DIVERSIFIED METALS & MINING 0.17%
--------------------------------------------------------------------------------------
Orsu Metals Corp.                                             43,083       $    23,783*

DIVERSIFIED MINERALS 3.35%
--------------------------------------------------------------------------------------
Centamin Egypt Ltd.                                           44,500            88,098*
Teck Resources Ltd., Class B                                   4,500           157,365*
Vale S.A., Class B, Sponsored ADR                              7,500           217,725
                                                                           -----------
                                                                               463,188

E-COMMERCE 1.04%
--------------------------------------------------------------------------------------
Ctrip.com International Ltd., Sponsored ADR                    2,000           143,720*

ELECTRIC - INTEGRATED 1.55%
--------------------------------------------------------------------------------------
Polska Grupa Energetyczna S.A.                                25,000           213,586*

ELECTRONICS & COMPONENTS 4.94%
--------------------------------------------------------------------------------------
China High Speed Transmission Equipment Group Co., Ltd.       45,000           108,919
Samsung Electronics Co., Ltd.                                    558           380,582
Samsung Techwin Co., Ltd.                                      2,500           193,564
                                                                           -----------
                                                                               683,065

FINANCIAL SERVICES 2.43%
--------------------------------------------------------------------------------------
BM&F BOVESPA S.A.                                             15,000           104,128
Bolsa de Valores de Colombia                               3,000,000            43,319
Bolsa Mexicana de Valores S.A.                                60,000            70,548*
Bursa Malaysia Bhd                                            25,000            58,085
Singapore Exchange Ltd.                                       10,000            59,284
                                                                           -----------
                                                                               335,364

FOOD 2.49%
--------------------------------------------------------------------------------------
Compania Brasileira de Distribuicao Grupo Pao de Acucar,
  Class A, Sponsored ADR                                       3,000           225,360
Wimm-Bill-Dann Foods OJSC, Sponsored ADR                       5,000           119,150*
                                                                           -----------
                                                                               344,510

GOLD MINING 1.28%
--------------------------------------------------------------------------------------
Eldorado Gold Corp.                                           10,000           141,700*
Polyus Gold Co.                                                  669            34,980
                                                                           -----------
                                                                               176,680

HEALTHCARE EQUIPMENT & SERVICES 2.52%
--------------------------------------------------------------------------------------
Opto Circuits India Ltd.                                      71,048           347,842

See notes to portfolios of investments and notes to financial statements.

                                                                 129


GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2009

COMMON STOCKS                                                 SHARES             VALUE

INSURANCE 2.13%
--------------------------------------------------------------------------------------
China Life Insurance Co., Ltd., H shares                      60,000       $   293,971

INTERNET 2.56%
--------------------------------------------------------------------------------------
Baidu, Inc., Sponsored ADR                                       500           205,615*
NHN Corp.                                                        900           148,410*
                                                                           -----------
                                                                               354,025

INVESTMENT COMPANIES 0.63%
--------------------------------------------------------------------------------------
Vostok Nafta Investment Ltd.                                  20,000            87,217*

METAL - COPPER 2.27%
--------------------------------------------------------------------------------------
First Quantum Minerals Ltd.                                    2,000           152,782
Freeport-McMoRan Copper & Gold, Inc.                           2,000           160,580
                                                                           -----------
                                                                               313,362

METAL PROCESSING 0.66%
--------------------------------------------------------------------------------------
Catcher Technology Co., Ltd.                                  33,000            91,498

MULTIMEDIA 2.63%
--------------------------------------------------------------------------------------
Naspers Ltd., Class N                                          9,000           363,751

OIL & GAS - INTEGRATED 5.98%
--------------------------------------------------------------------------------------
Gazprom OAO, Sponsored ADR                                     5,000           125,250
Lukoil OAO, Sponsored ADR                                      5,000           280,074
PetroChina Co., Ltd., H shares                               106,000           126,283
Rosneft Oil Co. OJSC, Sponsored GDR                           35,000           294,494
                                                                           -----------
                                                                               826,101

OIL & GAS EXPLORATION & PRODUCTION 0.22%
--------------------------------------------------------------------------------------
Alange Energy Corp.                                           50,000            29,981*

PIPELINES 1.57%
--------------------------------------------------------------------------------------
China Gas Holdings Ltd.                                      400,000           216,398

PLATINUM 1.65%
--------------------------------------------------------------------------------------
Eastern Platinum Ltd.                                        260,021           227,687*

PUBLIC THOROUGHFARES 0.50%
--------------------------------------------------------------------------------------
Anhui Expressway Co., Ltd., H shares                         100,000            69,070

See notes to portfolios of investments and notes to financial statements.

130


GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2009

COMMON STOCKS                                                 SHARES             VALUE

RETAIL 3.73%
--------------------------------------------------------------------------------------
Magnit OAO, Sponsored GDR                                      5,000       $    79,189
Wal-Mart de Mexico SAB de CV, Series V                        61,900           276,248
X5 Retail Group N.V., Sponsored GDR                            5,000           159,431*
                                                                           -----------
                                                                               514,868

SEMICONDUCTORS 1.17%
--------------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co., Ltd.                  23,230            46,591
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored
  ADR                                                         10,000           114,400
                                                                           -----------
                                                                               160,991

STEEL - PRODUCERS 4.46%
--------------------------------------------------------------------------------------
Gerdau S.A., Sponsored ADR                                    15,000           255,450
Novolipetsk Steel, Sponsored GDR                              12,000           361,502*
                                                                           -----------
                                                                               616,952

TELECOMMUNICATIONS EQUIPMENT 1.73%
--------------------------------------------------------------------------------------
ZTE Corp., H shares                                           39,000           239,266

WATER TREATMENT SYSTEMS 1.30%
--------------------------------------------------------------------------------------
Duoyuan Global Water, Inc., Sponsored ADR                      5,000           178,950*

--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                         11,398,512
--------------------------------------------------------------------------------------
  (cost $10,326,248)

PREFERRED STOCK 1.86%

COMMERCIAL BANKS - NON US 1.86%
--------------------------------------------------------------------------------------
Itau Unibanco Banco Multiplo S.A., Preferred Stock            11,337           256,269
  (cost $210,650)

EXCHANGE-TRADED FUNDS (ETF) 6.26%

Emerging Global Shares Dow Jones Emerging Markets Energy
  Titans Index ETF                                             1,000            46,700
iShares MSCI Chile Investable Market Index Fund                1,300            71,227
iShares MSCI Israel Capped Index Fund                          1,300            70,720
iShares MSCI South Africa Index Fund                           1,000            55,970
iShares MSCI South Korea Index Fund                            1,250            59,550
iShares MSCI Taiwan Index Fund                                 4,900            63,553
iShares MSCI Thailand Index Fund                               1,600            67,984
iShares MSCI Turkey Index Fund                                 3,000           161,700
Market Vectors Indonesia Index ETF                               950            59,061

See notes to portfolios of investments and notes to financial statements.

                                                                 131


GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2009

EXCHANGE-TRADED FUNDS (ETF)                                   SHARES             VALUE

Market Vectors Russia ETF                                      2,000       $    62,360
PowerShares India Portfolio                                    2,700            59,589
SPDR S&P Emerging Europe ETF                                   2,000            86,680

--------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                    865,094
--------------------------------------------------------------------------------------
  (cost $840,815)

EQUITY-LINKED SECURITY 0.86%

CONSTRUCTION & ENGINEERING 0.86%
--------------------------------------------------------------------------------------
Arabtec Holding Co.                                          163,654           119,412*@
  (cost $379,638)

WARRANTS 0.00%

DIVERSIFIED METALS & MINING 0.00%
--------------------------------------------------------------------------------------
Orsu Metals Corp., Warrants (March 2011)                      25,813               123*
  (cost $0)

PURCHASED OPTION 0.23%                                     CONTRACTS

METAL - COPPER 0.23%
--------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Strike Price 60,
  Call, Expiration Jan. 2010 (premium $30,431)                    15            31,350

--------------------------------------------------------------------------------------
TOTAL SECURITIES                                                            12,670,760
--------------------------------------------------------------------------------------
  (cost $11,787,782)

                                                           PRINCIPAL
REPURCHASE AGREEMENT 10.48%                                  AMOUNT

Joint Tri-Party Repurchase Agreement, UBS Financial
  Services, Inc., 12/31/09, 0.00%, due 01/04/10,
  repurchase price $1,448,909, collateralized by
  U.S. Treasury securities held in a joint tri-party
  account (cost $1,448,909)                               $1,448,909         1,448,909

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS 102.17%                                                   14,119,669
--------------------------------------------------------------------------------------
  (cost $13,236,691)
Other assets and liabilities, net (2.17)%                                     (300,471)
                                                                           -----------

NET ASSETS 100%                                                            $13,819,198
                                                                           -----------

See notes to portfolios of investments and notes to financial statements.

132


CHINA REGION FUND

  PORTFOLIO OF INVESTMENTS                                                December 31, 2009

COMMON STOCKS 85.59%                                            SHARES                VALUE

AGRICULTURAL CHEMICALS 1.49%
-------------------------------------------------------------------------------------------
China Agritech, Inc.                                            30,000       $      838,500*

AGRICULTURAL OPERATIONS 1.63%
-------------------------------------------------------------------------------------------
Chaoda Modern Agriculture Holdings Ltd.                        500,000              531,824
China Agri-Industries Holdings Ltd.                            300,000              389,102
                                                                             --------------
                                                                                    920,926

AUTO MANUFACTURERS 4.29%
-------------------------------------------------------------------------------------------
Dongfeng Motor Group Co., Ltd., H shares                       800,000            1,138,651
Geely Automobile Holdings Ltd.                               1,000,000              544,169
PT Astra International Tbk                                     200,000              732,342
                                                                             --------------
                                                                                  2,415,162

AUTO PARTS & EQUIPMENT 5.15%
-------------------------------------------------------------------------------------------
China Automotive Systems, Inc.                                  25,000              467,750*
Depo Auto Parts Industries Co., Ltd.                           100,000              263,079
Weichai Power Co., Ltd., H shares                              270,000            2,168,051*
                                                                             --------------
                                                                                  2,898,880

BREWERY 3.54%
-------------------------------------------------------------------------------------------
Tsingtao Brewery Co., Ltd., H shares                           360,000            1,992,048

BUILDING PRODUCTS 0.58%
-------------------------------------------------------------------------------------------
PT Holcim Indonesia Tbk                                      2,000,000              329,208*

COAL 3.40%
-------------------------------------------------------------------------------------------
China Shenhua Energy Co., Ltd., H shares                       270,000            1,305,373
Yanzhou Coal Mining Co., H shares                              280,000              612,592
                                                                             --------------
                                                                                  1,917,965

COMMERCIAL BANKS - NON US 3.76%
-------------------------------------------------------------------------------------------
Industrial and Commercial Bank of China Ltd.,
  H shares                                                   1,500,000            1,230,936
Oversea-Chinese Banking Corp. Ltd.                              80,000              514,879
Standard Chartered plc                                          15,000              372,203
                                                                             --------------
                                                                                  2,118,018

COMMERCIAL SERVICES 0.84%
-------------------------------------------------------------------------------------------
SIA Engineering Co., Ltd.                                      200,000              471,596

DISTRIBUTION/WHOLESALE 2.18%
-------------------------------------------------------------------------------------------
Li & Fung Ltd.                                                 300,000            1,228,854

See notes to portfolios of investments and notes to financial statements.

                                                                         133


CHINA REGION FUND

  PORTFOLIO OF INVESTMENTS                                                December 31, 2009

COMMON STOCKS                                                   SHARES                VALUE

DIVERSIFIED MINERALS 0.05%
-------------------------------------------------------------------------------------------
Erdene Resource Development Corp.                              100,000       $       26,650*

DIVERSIFIED OPERATIONS 2.90%
-------------------------------------------------------------------------------------------
China Resources Enterprise Ltd.                                450,000            1,633,321

E-COMMERCE 2.55%
-------------------------------------------------------------------------------------------
Ctrip.com International Ltd., Sponsored ADR                     20,000            1,437,200*

EDUCATION 0.58%
-------------------------------------------------------------------------------------------
CIBT Education Group, Inc.                                     453,632              328,140*

ELECTRONICS & COMPONENTS 6.04%
-------------------------------------------------------------------------------------------
Byd Co., Ltd., H shares                                         60,000              523,707*
MediaTek, Inc.                                                  40,080              695,919
Samsung Techwin Co., Ltd.                                       15,000            1,161,385
Wasion Group Holdings Ltd.                                     400,000              413,879
Yageo Corp., Sponsored GDR                                           1                    0@
Zhuzhou CSR Times Electric Co., Ltd., H shares                 300,000              609,951
                                                                             --------------
                                                                                  3,404,841

ENERGY-ALTERNATE SOURCES 0.23%
-------------------------------------------------------------------------------------------
China Longyuan Power Group Corp., H shares                     100,000              129,487*

FOOD & BEVERAGES 8.58%
-------------------------------------------------------------------------------------------
China Foods Ltd.                                             1,200,000            1,070,775
China Yurun Food Group Ltd.                                    350,000            1,032,838
PT Indofood Sukses Makmur Tbk                                2,000,000              747,615
Tingyi (Cayman Islands) Holding Corp.                          800,000            1,980,017
                                                                             --------------
                                                                                  4,831,245

FOOD-RETAIL 1.60%
-------------------------------------------------------------------------------------------
Lianhua Supermarket Holdings Co., Ltd., H shares               300,000              901,431

GOLD MINING 2.51%
-------------------------------------------------------------------------------------------
Euromax Resources Ltd.                                         473,235              132,874*
Kingsgate Consolidated Ltd.                                      2,599               21,284
Lihir Gold Ltd., Sponsored ADR                                  10,000              291,900
Olympus Pacific Minerals, Inc.                                 590,500              177,040*
Zhaojin Mining Industry Co., Ltd., H shares                    400,000              788,939
                                                                             --------------
                                                                                  1,412,037

See notes to portfolios of investments and notes to financial statements.

134


CHINA REGION FUND

  PORTFOLIO OF INVESTMENTS                                                December 31, 2009

COMMON STOCKS                                                   SHARES                VALUE

INTERNET 10.78%
-------------------------------------------------------------------------------------------
Asia Broadband, Inc.                                           500,000       $            0*@
Baidu, Inc., Sponsored ADR                                       2,000              822,460*
NHN Corp.                                                        4,000              659,598*
Perfect World Co., Ltd., Sponsored ADR                          20,000              788,800*
Sina Corp.                                                      12,500              564,750*
Tencent Holdings Ltd.                                          150,000            3,236,574
                                                                             --------------
                                                                                  6,072,182

METAL - COPPER 1.27%
-------------------------------------------------------------------------------------------
Continental Minerals Corp.                                      56,920              115,395*
Freeport-McMoRan Copper & Gold, Inc.                             7,500              602,175
                                                                             --------------
                                                                                    717,570

METAL PROCESSING 0.10%
-------------------------------------------------------------------------------------------
China Wind Systems, Inc.                                        10,000               54,500*

NON-FERROUS METALS 0.03%
-------------------------------------------------------------------------------------------
Sterling Group Ventures, Inc.                                  500,000               15,500*

OIL & GAS EXPLORATION & PRODUCTION 2.51%
-------------------------------------------------------------------------------------------
CNOOC Ltd., Sponsored ADR                                        3,000              466,350
CNPC Hong Kong Ltd.                                            500,000              659,172
Green Dragon Gas Ltd.                                           42,949              286,685*
                                                                             --------------
                                                                                  1,412,207

PAPER & FOREST PRODUCTS 1.94%
-------------------------------------------------------------------------------------------
Lee & Man Paper Manufacturing Ltd.                           1,600,000            1,092,635

PETROCHEMICALS 0.00%
-------------------------------------------------------------------------------------------
Danhua Chemical Technology Co., Ltd., B shares                       1                    2*

PIPELINES 2.30%
-------------------------------------------------------------------------------------------
China Gas Holdings Ltd.                                      2,400,000            1,298,388

POWER SUPPLY 1.60%
-------------------------------------------------------------------------------------------
Canadian Solar, Inc.                                            15,000              432,300*
Yingli Green Energy Holding Co., Ltd., Sponsored ADR            29,500              466,395*
                                                                             --------------
                                                                                    898,695

PRECIOUS METALS 0.19%
-------------------------------------------------------------------------------------------
TVI Pacific, Inc.                                            1,000,000              104,697*

See notes to portfolios of investments and notes to financial statements.

                                                                         135


CHINA REGION FUND

  PORTFOLIO OF INVESTMENTS                                                December 31, 2009

COMMON STOCKS                                                   SHARES                VALUE

PUBLISHING 0.04%
-------------------------------------------------------------------------------------------
Lingo Media Corp.                                               22,642       $       22,413*

REAL ESTATE COMPANIES 0.67%
-------------------------------------------------------------------------------------------
Shimao Property Holdings Ltd.                                  200,000              375,090

RETAIL 3.93%
-------------------------------------------------------------------------------------------
Anta Sports Products Ltd.                                      300,000              444,712
Belle International Holdings Ltd.                            1,000,000            1,155,096
China Dongxiang Group Co.                                      800,000              615,519
Lao Feng Xiang Co., Ltd., B shares                                   1                    2
                                                                             --------------
                                                                                  2,215,329

SEMICONDUCTORS 1.78%
-------------------------------------------------------------------------------------------
Samsung Electronics Co., Ltd.                                      800              545,637
Taiwan Semiconductor Manufacturing Co., Ltd.,
  Sponsored ADR                                                 40,000              457,600
                                                                             --------------
                                                                                  1,003,237

SILVER MINING 0.88%
-------------------------------------------------------------------------------------------
Silvercorp Metals, Inc.                                         75,000              497,549

STEEL MANUFACTURING 1.20%
-------------------------------------------------------------------------------------------
Maanshan Iron and Steel Co., Ltd., H shares                    300,000              216,334*
POSCO, Sponsored ADR                                             3,500              458,850
                                                                             --------------
                                                                                    675,184

TELECOMMUNICATIONS EQUIPMENT 3.20%
-------------------------------------------------------------------------------------------
Foxconn International Holdings Ltd.                            500,000              574,312*
ZTE Corp., H shares                                            200,000            1,227,008
                                                                             --------------
                                                                                  1,801,320
WATER TREATMENT SYSTEMS 1.27%
-------------------------------------------------------------------------------------------
Duoyuan Global Water, Inc., Sponsored ADR                       20,000              715,800*

-------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                              48,207,807
-------------------------------------------------------------------------------------------
  (cost $38,160,441)

See notes to portfolios of investments and notes to financial statements.

136


CHINA REGION FUND

  PORTFOLIO OF INVESTMENTS                                                December 31, 2009

EXCHANGE-TRADED FUNDS (ETF) 2.05%                               SHARES                VALUE

iShares MSCI South Korea Index Fund                              5,000       $      238,200
iShares MSCI Taiwan Index Fund                                  19,500              252,915
iShares MSCI Thailand Index Fund                                 6,200              263,438
Market Vectors Indonesia Index ETF                               3,800              236,246
SPDR Gold Trust                                                  1,500              161,135*

-------------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                       1,151,934
-------------------------------------------------------------------------------------------
  (cost $1,080,604)

PURCHASED OPTION 0.22%                                       CONTRACTS

METAL - COPPER 0.22%
-------------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Strike Price
  60, Call, Expiration Jan. 2010 (premium $121,723)                 60              125,400

-------------------------------------------------------------------------------------------
TOTAL SECURITIES                                                                 49,485,141
-------------------------------------------------------------------------------------------
  (cost $39,362,768)

                                                            PRINCIPAL
REPURCHASE AGREEMENT 12.53%                                  AMOUNT

Joint Tri-Party Repurchase Agreement, Morgan
  Stanley, 12/31/09, 0.00%, due 01/04/10, repurchase
  price $7,057,187, collateralized by U.S. Treasury
  securities held in a joint tri-party account (cost
  $7,057,187)                                               $7,057,187            7,057,187

-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.39%                                                        56,542,328
-------------------------------------------------------------------------------------------
  (cost $46,419,955)
Other assets and liabilities, net (0.39)%                                          (219,008)
                                                                                -----------

NET ASSETS 100%                                                                 $56,323,320
                                                                                -----------

See notes to portfolios of investments and notes to financial statements.

  NOTES TO PORTFOLIOS OF INVESTMENTS                       December 31, 2009

LEGEND

*    Non-income producing security            GO   General Obligation Bond
+    Affiliated company (see following)       RS   Restricted Security (see following)
ADR  American Depositary Receipt              ZCB  Zero Coupon Bond
GDR  Global Depositary Receipt                ^    Security or portion of security
                                                   segregated as collateral for written
                                                   options
@    Security was fair valued at December 31, 2009, by U.S. Global Investors, Inc.
     (Adviser) in accordance with valuation procedures approved by the Board of
     Trustees. Fair valued securities, which were primarily composed of restricted securities, as a percentage of net assets at December 31, 2009, were, 0.29% of
     Holmes Growth, 4.69% of Global Resources, 3.38% of World Precious Minerals, 0.41%
     of Gold and Precious Metals, 1.30% of Eastern European, and 0.86% of Global
     Emerging Markets. See also Note 1B in the Notes to Financial Statements and the
     Fair Valuation of Securities section of these Notes to Portfolios of Investments for further discussion of fair valued securities. See further information and detail on restricted securities in the Restricted Securities section of these Notes to Portfolios of Investments.

GENERAL

The yields reflect the effective yield from the date of purchase.

Variable Rate Notes have periodic reset features, which effectively shorten the maturity dates and reset the interest rates as tied to various interest-bearing instruments. Rates shown are current rates at December 31, 2009.

Securities with a 144A designation are exempt from registration under Rule 144A of the Securities Act of 1933.

JOINT TRI-PARTY REPURCHASE AGREEMENTS

The terms of the joint tri-party repurchase agreements and the securities held as collateral at December 31, 2009, were:

Merrill Lynch repurchase agreement, 12/31/09, 0.00%, due 01/04/10:
    Total principal amount: $99,676,958; Total repurchase price: $99,676,958
    Collateral:
    $88,589,700 U.S. Treasury Note, 2.625%, 06/30/14
    $11,668,500 U.S. Treasury Note, 4.000%, 08/15/18
      (total collateral market value, including accrued interest, of
        $101,670,530)

Morgan Stanley repurchase agreement, 12/31/09, 0.00%, due 01/04/10:
    Total principal amount: $104,229,157; Total repurchase price: $104,229,157
    Collateral:
    $106,239,400 U.S. Treasury Note, 2.625%, 12/31/14
      (total collateral market value, including accrued interest, of
        $106,313,768)

UBS Financial Services, Inc. repurchase agreement, 12/31/09, 0.00%, due 01/04/10:
    Total principal amount: $29,588,437; Total repurchase price: $29,588,437
    Collateral:
    $30,750,000 U.S. Treasury Note, 2.125%, 11/30/14
      (total collateral market value, including accrued interest, of
        $30,183,576)

  NOTES TO PORTFOLIOS OF INVESTMENTS               December 31, 2009

FAIR VALUATION OF SECURITIES

For the funds' policies regarding the valuation of investments and other significant accounting policies, please refer to the Notes to Financial Statements.

The funds are required to disclose information regarding the fair value measurements of a fund's assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

The three levels defined by the fair value hierarchy are as follows:

Level 1 - quoted prices in active markets for identical securities.

Level 2 - significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest input level that is significant to the fair value measurement in its entirety. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The following table summarizes the valuation of each fund's securities as of December 31, 2009, using the fair value hierarchy:

                                           QUOTED PRICES
                                             IN ACTIVE     SIGNIFICANT
                                            MARKETS FOR       OTHER       SIGNIFICANT
                                             IDENTICAL      OBSERVABLE     UNOBSERV-
                                            INVESTMENTS       INPUTS      ABLE INPUTS
                                             (LEVEL 1)      (LEVEL 2)      (LEVEL 3)        TOTAL

U.S. TREASURY SECURITIES CASH FUND
  Investments in securities*
    U.S. Government Obligations            $         --    $ 49,987,150   $         --   $ 49,987,150
    Repurchase Agreements                    54,046,640              --             --     54,046,640
                                           ------------    ------------   ------------   ------------
  Total                                    $ 54,046,640    $ 49,987,150   $         --   $104,033,790
                                           ============    ============   ============   ============

                                                                 139


  NOTES TO PORTFOLIOS OF INVESTMENTS               December 31, 2009

                                           QUOTED PRICES
                                             IN ACTIVE     SIGNIFICANT
                                            MARKETS FOR       OTHER       SIGNIFICANT
                                             IDENTICAL      OBSERVABLE     UNOBSERV-
                                            INVESTMENTS       INPUTS      ABLE INPUTS
                                             (LEVEL 1)      (LEVEL 2)      (LEVEL 3)        TOTAL
U.S. GOVERNMENT SECURITES SAVINGS FUND
  Investments in securities*
    U.S. Government and Agency Obligations $         --    $194,072,015   $         --   $194,072,015
                                           ------------    ------------   ------------   ------------
  Total                                    $         --    $194,072,015   $         --   $194,072,015
                                           ============    ============   ============   ============
NEAR-TERM TAX FREE FUND
  Investments in securities*
    Municipal Bonds                        $         --    $ 21,469,917   $         --   $ 21,469,917
    Repurchase Agreement                      2,481,059              --             --      2,481,059
                                           ------------    ------------   ------------   ------------
  Total                                    $  2,481,059    $ 21,469,917   $         --   $ 23,950,976
                                           ============    ============   ============   ============
TAX FREE FUND
  Investments in securities*
    Municipal Bonds                        $         --    $ 19,854,683   $         --   $ 19,854,683
    Repurchase Agreement                      1,986,818              --             --      1,986,818
                                           ------------    ------------   ------------   ------------
  Total                                    $  1,986,818    $ 19,854,683   $         --   $ 21,841,501
                                           ============    ============   ============   ============
ALL AMERICAN EQUITY FUND
  Investments in securities*
    Common Stocks                          $ 14,047,233    $         --   $         --   $ 14,047,233
    Exchange-Traded Funds                       532,890              --             --        532,890
    Purchased Options                           140,650              --             --        140,650
    Repurchase Agreement                      1,764,613              --             --      1,764,613
                                           ------------    ------------   ------------   ------------
  Total                                    $ 16,485,386    $         --   $         --   $ 16,485,386
                                           ============    ============   ============   ============
  Other Financial Instruments**
    Written Options                        $       (672)   $         --   $         --   $       (672)

HOLMES GROWTH FUND
  Investments in securities*
    Common Stocks                          $ 30,204,078    $    379,795   $     78,523   $ 30,662,396
    Exchange-Traded Funds                     2,199,760              --             --      2,199,760
    Warrants                                    469,133          28,283             --        497,416
    Purchased Options                            83,600              --             --         83,600
    Repurchase Agreement                      3,860,909              --             --      3,860,909
                                           ------------    ------------   ------------   ------------
  Total                                    $ 36,817,480    $    408,078   $     78,523   $ 37,304,081
                                           ============    ============   ============   ============
  Other Financial Instruments**
    Written Options                        $     (1,512)   $         --   $         --   $     (1,512)

GLOBAL MEGATRENDS FUND
  Investments in securities*
    Common Stocks                          $ 16,854,263    $  5,461,690   $         --   $ 22,315,953
    Exchange-Traded Funds                     1,450,640              --             --      1,450,640
    Warrants                                     16,180              --             --         16,180
    Purchased Options                            52,250              --             --         52,250
    Master Limited Partnerships                 420,675              --             --        420,675
    Repurchase Agreement                      4,278,620              --             --      4,278,620
                                           ------------    ------------   ------------   ------------
  Total                                    $ 23,072,628    $  5,461,690   $         --   $ 28,534,318
                                           ============    ============   ============   ============

140


  NOTES TO PORTFOLIOS OF INVESTMENTS               December 31, 2009

                                           QUOTED PRICES
                                             IN ACTIVE     SIGNIFICANT
                                            MARKETS FOR       OTHER       SIGNIFICANT
                                             IDENTICAL      OBSERVABLE     UNOBSERV-
                                            INVESTMENTS       INPUTS      ABLE INPUTS
                                             (LEVEL 1)      (LEVEL 2)      (LEVEL 3)        TOTAL

GLOBAL RESOURCES FUND
  Investments in securities*
    Common Stocks                          $603,528,555    $ 28,169,306   $  1,330,120   $633,027,981
    Exchange-Traded Funds                     7,750,000              --             --      7,750,000
    Warrants                                 27,198,242       7,449,576             --     34,647,818
    Special Warrants                                 --       1,359,130             --      1,359,130
    Purchased Options                         2,343,700              --             --      2,343,700
    Convertible Debentures                           --       3,949,936             --      3,949,936
    Notes                                            --       8,835,113             --      8,835,113
    Units                                            --              --     10,810,220     10,810,220
    Subscription Receipts                            --       3,750,178             --      3,750,178
    Repurchase Agreement                     36,244,931              --             --     36,244,931
                                           ------------    ------------   ------------   ------------
  Total                                    $677,065,428    $ 53,513,239   $ 12,140,340   $742,719,007
                                           ============    ============   ============   ============
  Other Financial Instruments**
    Written Options                        $     89,481    $         --   $         --   $     89,481

WORLD PRECIOUS MINERALS FUND
  Investments in securities*
    Common Stocks                          $456,273,256    $ 37,436,077   $  3,312,749   $497,022,082
    Exchange-Traded Funds                            --       5,850,092             --      5,850,092
    Closed-End Fund                           1,123,025              --             --      1,123,025
    Warrants                                 63,959,382       5,732,867        241,427     69,933,676
    Special Warrants                                 --       5,436,520             --      5,436,520
    Purchased Options                         1,603,790              --             --      1,603,790
    Exchange-Traded Note                        220,800              --             --        220,800
    Notes                                            --       3,504,688      1,027,682      4,532,370
    Units                                            --       1,041,641      1,855,994      2,897,635
    Subscription Receipts                            --       1,665,635             --      1,665,635
    Repurchase Agreement                     52,445,209              --             --     52,445,209
                                           ------------    ------------   ------------   ------------
  Total                                    $575,625,462    $ 60,667,520   $  6,437,852   $642,730,834
                                           ============    ============   ============   ============
  Other Financial Instruments**
    Foreign Currency                       $        (12)   $         --   $         --   $        (12)

GOLD AND PRECIOUS METALS FUND
  Investments in securities*
    Common Stocks                          $160,045,641    $ 12,961,521   $         --   $173,007,162
    Exchange-Traded Fund                             --       5,420,294             --      5,420,294
    Closed-End Fund                           3,136,725              --             --      3,136,725
    Warrants                                 24,829,383         676,296             --     25,505,679
    Purchased Options                           707,595              --             --        707,595
    Exchange-Traded Note                        220,800              --             --        220,800
    Notes                                            --         582,496        285,467        867,963
    Repurchase Agreement                     28,152,325              --             --     28,152,325
                                           ------------    ------------   ------------   ------------
  Total                                    $217,092,469    $ 19,640,607   $    285,467   $237,018,543
                                           ============    ============   ============   ============

                                                                 141


  NOTES TO PORTFOLIOS OF INVESTMENTS               December 31, 2009

                                           QUOTED PRICES
                                             IN ACTIVE     SIGNIFICANT
                                            MARKETS FOR       OTHER       SIGNIFICANT
                                             IDENTICAL      OBSERVABLE     UNOBSERV-
                                            INVESTMENTS       INPUTS      ABLE INPUTS
                                             (LEVEL 1)      (LEVEL 2)      (LEVEL 3)        TOTAL
EASTERN EUROPEAN FUND
  Investments in securities*
    Common Stocks                          $ 76,282,670    $345,270,461   $         --   $421,553,131
    Preferred Stocks                                 --       6,043,367             --      6,043,367
    Warrants                                    661,495              --             --        661,495
    Purchased Options                           802,500              --             --        802,500
    Repurchase Agreement                     39,727,332              --             --     39,727,332
                                           ------------    ------------   ------------   ------------
  Total                                    $117,473,997    $351,313,828   $         --   $468,787,825
                                           ============    ============   ============   ============

GLOBAL EMERGING MARKETS FUND
  Investments in securities*
    Common Stocks                          $  4,460,667    $  6,937,845   $         --   $ 11,398,512
    Preferred Stocks                                 --         256,269             --        256,269
    Exchange-Traded Funds                       865,094              --             --        865,094
    Equity-Linked Security                           --         119,412             --        119,412
    Warrants                                        123              --             --            123
    Purchased Options                            31,350              --             --         31,350
    Repurchase Agreement                      1,448,909              --             --      1,448,909
                                           ------------    ------------   ------------   ------------
  Total                                    $  6,806,143    $  7,313,526   $         --   $ 14,119,669
                                           ============    ============   ============   ============
CHINA REGION FUND
  Investments in securities*
    Common Stocks                          $ 10,285,591    $ 37,922,216   $         --   $ 48,207,807
    Exchange-Traded Funds                       990,799         161,135             --      1,151,934
    Purchased Options                           125,400              --             --        125,400
    Repurchase Agreement                      7,057,187              --             --      7,057,187
                                           ------------    ------------   ------------   ------------
  Total                                    $ 18,458,977    $ 38,083,351   $         --   $ 56,542,328
                                           ============    ============   ============   ============

*Refer to the portfolio of investments for a detailed list of the fund's investments.

**Other financial instruments include currency contracts and written options. Currency contracts and written options are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date.

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the period January 1, 2009, through December 31, 2009:


                                                                                                                 CHANGE IN
                                                                                                                 UNREALIZED
                                                                                                                APPRECIATION
                                                                                                               (DEPRECIATION)
                                                          CHANGE IN                    TRANSFERS                    FROM
                             BEGINNING       TOTAL        UNREALIZED         NET       IN AND/OR     ENDING     INVESTMENTS
                              BALANCE      REALIZED      APPRECIATION     PURCHASES     OUT OF       BALANCE     HELD AS OF
                              12/31/08    GAIN (LOSS)   (DEPRECIATION)     (SALES)      LEVEL 3     12/31/09      12/31/09
HOLMES GROWTH FUND
Investments in Securities
  Common Stock               $       --   $        --    $         82    $    78,441   $     --    $    78,523  $       82
-------------------------------------------------------------------------------------------------------------------------------
Total Investments in
  Securities                 $       --   $        --    $         82    $    78,441   $     --    $    78,523  $       82
-------------------------------------------------------------------------------------------------------------------------------

142


  NOTES TO PORTFOLIOS OF INVESTMENTS               December 31, 2009

                                                                                                                 CHANGE IN
                                                                                                                 UNREALIZED
                                                                                                                APPRECIATION
                                                                                                               (DEPRECIATION)
                                                          CHANGE IN                    TRANSFERS                    FROM
                             BEGINNING       TOTAL        UNREALIZED         NET       IN AND/OR     ENDING     INVESTMENTS
                              BALANCE      REALIZED      APPRECIATION     PURCHASES     OUT OF       BALANCE     HELD AS OF
                              12/31/08    GAIN (LOSS)   (DEPRECIATION)     (SALES)      LEVEL 3     12/31/09      12/31/09
GLOBAL RESOURCES FUND
Investments in Securities
  Common Stock               $7,511,608   $(6,012,400)   $  (416,107)    $        --   $247,019    $ 1,330,120  $ (258,210)
  Warrants                           --            --             --              --         --             --          --
  Units                              --            --          3,718      10,806,502         --     10,810,220       3,718
-------------------------------------------------------------------------------------------------------------------------------
Total Investments in
  Securities                 $7,511,608   $(6,012,400)   $  (412,389)    $10,806,502   $247,019    $12,140,340  $ (254,492)
-------------------------------------------------------------------------------------------------------------------------------

WORLD PRECIOUS MINERALS FUND
Investments in Securities
  Common Stock               $1,766,411   $(1,000,352)   $ 2,546,690     $        --   $     --    $ 3,312,749  $1,557,038
  Warrants                           --            --        241,427              --         --        241,427     241,427
  Special Warrants                   --            --             --              --         --             --          --
  Note                        2,071,006      (139,313)     1,068,510      (1,972,521)        --      1,027,682   1,068,510
  Units                              --            --         16,805       1,839,189         --      1,855,994      16,805
-------------------------------------------------------------------------------------------------------------------------------
Total Investments in
  Securities                 $3,837,417   $(1,139,665)   $ 3,873,432     $  (133,332)  $     --    $ 6,437,852  $2,883,780
-------------------------------------------------------------------------------------------------------------------------------

GOLD AND PRECIOUS METALS
Investments in Securities
  Notes                      $  575,279   $   (38,698)   $   296,808     $  (547,922)  $     --    $   285,467  $  296,808
-------------------------------------------------------------------------------------------------------------------------------
Total Investments in
  Securities                 $  575,279   $   (38,698)   $   296,808     $  (547,922)  $     --    $   285,467  $  296,808
-------------------------------------------------------------------------------------------------------------------------------

CHINA REGION FUND
Investments in Securities
  Common Stock               $        1   $        --    $        (1)    $        --   $     --    $        --  $       (1)
-------------------------------------------------------------------------------------------------------------------------------
Total Investments in
  Securities                 $        1   $        --    $        (1)    $        --   $     --    $        --  $       (1)
-------------------------------------------------------------------------------------------------------------------------------

AFFILIATED COMPANIES - INDICATED IN PORTFOLIO OF INVESTMENTS AS "+"

The Investment Company Act of 1940 defines affiliates as companies in which a fund owns at least 5% of the outstanding voting securities. The following is a summary of transactions with each affiliated company during the period ended December 31, 2009.

                                                 SHARES OF AFFILIATED COMPANIES
GLOBAL RESOURCES FUND           DECEMBER 31, 2008   ADDITIONS    REDUCTIONS    DECEMBER 31, 2009
------------------------------------------------------------------------------------------------
Agriterra Ltd. (formerly White
  Nile Ltd.)                       13,247,308       33,132,800           --       46,380,108
Bounty Mining Ltd.                 22,000,000               --           --       22,000,000(a)
Cano Petroleum, Inc.                2,725,000               --   (2,725,000)              --(a)
Ivory Energy, Inc.                  4,138,166               --   (4,138,166)              --(a)
Natasa Mining Ltd.                  1,099,160               --           --        1,099,160
NiMin Energy Corp.                         --        2,631,580           --        2,631,580
North Peace Energy Corp.            3,233,400               --           --        3,233,400(a)
Range Metals, Inc.                         --       15,000,000           --       15,000,000
Red Dragon Resources Corp.          3,720,000               --   (3,720,000)              --(a)
Revett Minerals, Inc.               5,048,000               --           --        5,048,000(a)
Sable Mining Africa (formerly
  BIoenergy Africa Ltd.)            8,750,000       12,696,000           --       21,446,000(a)

At December 31, 2009, the value of investments in affiliated companies was $14,346,036, representing 1.94% of net assets, and the total cost was $18,119,204. Net realized losses on transactions were $18,574,126 and there was no income earned for the year.

  NOTES TO PORTFOLIOS OF INVESTMENTS               December 31, 2009

                                                           SHARES OF AFFILIATED COMPANIES
WORLD PRECIOUS MINERALS FUND              DECEMBER 31, 2008   ADDITIONS    REDUCTIONS    DECEMBER 31, 2009
----------------------------------------------------------------------------------------------------------
Agriterra Ltd. (formerly White Nile Ltd.)            --       28,207,200            --       28,207,200
Aldridge Minerals, Inc.                              --        1,145,100            --        1,145,100
Atikwa Minerals Corp.                         3,062,333               --            --        3,062,333(a)
Avion Gold Corp. (formerly Avion
Resources Corp.)                              3,900,000               --            --        3,900,000(a)
Candente Gold Corp.                                  --        4,875,000            --        4,875,000
Carnavale Resources Ltd.                      3,348,857          151,143            --        3,500,000
Chesapeake Gold Corp.                         1,974,219           68,000            --        2,042,219
Golden Odyssey Mining, Inc.                   1,646,500        1,010,000            --        2,656,500(a)
Hainan Mining Corp. plc                       2,018,700               --            --        2,018,700
Klondex Mines Ltd.                                   --        2,575,000            --        2,575,000
Moss Lake Gold Mines Ltd.                     3,162,000           20,000            --        3,182,000
Rochester Resources Ltd.                             --        7,130,000            --        7,130,000
Romarco Minerals, Inc.                       22,301,706        2,862,800    (8,318,800)      16,845,706(a)
Rye Patch Gold Corp.                                 --        3,800,000            --        3,800,000
Sable Mining Africa (formerly BIoenergy
Africa Ltd.)                                  5,750,000        7,769,000            --       13,519,000(a)
Terrane Metals Corp.                          9,010,400           49,600    (7,409,000)       1,651,000(a)
VG Gold Corp.                                 5,936,510           59,991       (60,000)       5,936,501(a)

At December 31, 2009, the value of investments in affiliated companies was $29,986,999, representing 4.69% of net assets, and the total cost was $22,686,895. Net realized gains on transactions were $9,637,971, and there was no income earned for the year.

(a) At December 31, 2009, the company is no longer defined as an affiliate, although it was an affiliated company during the year.

RESTRICTED SECURITIES - INDICATED IN PORTFOLIO OF INVESTMENTS AS
"RS"

The following securities are subject to contractual and regulatory restrictions on resale or transfer. These investments may involve a high degree of business and financial risk. Because of the thinly traded markets for these investments, a fund may be unable to liquidate its securities in a timely manner, especially if there is negative news regarding the specific securities or the markets overall. These securities could decline significantly in value before the fund could liquidate these securities. The issuer bears the cost of registration, if any, involved in the disposition of these securities.

                                                            ACQUISITION        COST PER
HOLMES GROWTH FUND                                             DATE           SHARE/UNIT
----------------------------------------------------------------------------------------
    MCO Capital, Inc.                                             12/04/09        $0.08

As of December 31, 2009, the total cost of restricted securities was $78,441 and the total value was $78,523, representing 0.21% of net assets.

  NOTES TO PORTFOLIOS OF INVESTMENTS               December 31, 2009

                                                               ACQUISITION        COST PER
GLOBAL RESOURCES FUND                                             DATE           SHARE/UNIT
-------------------------------------------------------------------------------------------
Anfield Nickel Corp.                                                 09/24/09         $2.58
Govi Uranium, Inc.                                                   10/04/07         $1.96
GoviEx IP Holdings, Inc.                                             10/04/07         $0.04
HRT Petroleum, Units                                                 10/28/09     $1,412.00
Ivanhoe Nickel and Platinum Ltd.                                     07/09/03         $5.00
Lithium Americas Corp., Units                                        12/22/09         $1.42
Medoro Resources Ltd., Special Warrants (November 2011)              10/20/09         $0.76
Osmium Holdings S.A.                                        10/22/96-01/29/98       $987.07
Petroamerica Oil Corp.                                               09/23/09         $0.23
Petroamerica Oil Corp, Warrants (October 2014)                       09/23/09         $0.00
Range Metals, Inc.                                                   09/23/09         $0.19
Range Metals, Inc., Warrants (October 2011)                          09/23/09         $0.00
Value Creation, Inc.                                                 08/11/06        $10.60
Xinergy Corp., Subscription Receipts                                 12/02/09         $3.34

As of December 31, 2009, the total cost of restricted securities was $27,101,577 and the total value was $26,981,976, representing 3.65% of net assets.

                                                               ACQUISITION        COST PER
WORLD PRECIOUS MINERALS FUND                                      DATE           SHARE/UNIT
-------------------------------------------------------------------------------------------
Candente Gold Corp., Units                                           12/08/09         $0.38
GBS Gold International, Inc., 12% Note, maturity 5/27/11             05/12/08       $995.72
Hainan Mining Corp. plc                                     08/31/06-05/16/07         $0.85
Hainan Mining Corp. plc, Warrants (May 2011)                         05/16/07         $0.00
Hainan Mining Corp. plc, Warrants (August 2011)                      08/31/06         $0.00
Ivanhoe Nickel and Platinum Ltd.                                     07/09/03         $5.00
Medoro Resources Ltd., Special Warrants (November 2011)              10/20/09         $0.76
Osmium Holdings S.A.                                        10/22/96-01/29/98     $1,280.75
Platte River Gold U.S., Inc.                                03/01/04-01/25/08         $1.70
Platte River Gold U.S., Inc., Warrants (February 2010)               01/25/08         $0.00
Q2 Gold Resources, Inc.                                              06/18/07         $0.00
Rochester Resources Ltd.                                             11/20/09         $0.14
Rochester Resources Ltd., Warrants (November 2011)                   11/20/09         $0.00
Rye Patch Gold Corp., Units                                          12/22/09         $0.24
Western Exploration & Development Ltd., 144A, Special
Warrants (December 2049)                                             08/14/97         $0.50

As of December 31, 2009, the total cost of restricted securities was $18,417,195 and the total value was $14,294,831, representing 2.24% of net assets.

                                                               ACQUISITION        COST PER
GOLD AND PRECIOUS METALS FUND                                     DATE           SHARE/UNIT
-------------------------------------------------------------------------------------------
GBS Gold International, Inc., 12% Note, maturity 5/27/11             05/12/08       $995.72

As of December 31, 2009, the total cost of restricted securities was $409,098, and the total value was $285,467, representing 0.12% of net assets.

  STATEMENTS OF ASSETS AND LIABILITIES

                                                              U.S. TREASURY
                                                               SECURITIES
                                                                CASH FUND

Investments, at identified cost                               $104,033,790
                                                              ============
ASSETS
---------------------------------------------------------------------------
Investments, at value:
    Securities                                                $ 49,987,150
    Repurchase agreements                                       54,046,640
Cash                                                                    81
Receivables:
    Interest                                                            --
    Capital shares sold                                            969,149
Other assets                                                        32,221
---------------------------------------------------------------------------
TOTAL ASSETS                                                   105,035,241
---------------------------------------------------------------------------

LIABILITIES
---------------------------------------------------------------------------
Payables:
    Capital shares redeemed                                      1,100,445
    Adviser and affiliates                                          13,244
    Dividends and distributions                                         --
    Accounts payable and accrued expenses                           32,164
---------------------------------------------------------------------------
TOTAL LIABILITIES                                                1,145,853
---------------------------------------------------------------------------

NET ASSETS                                                    $103,889,388
                                                              ============

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------
Paid-in capital                                               $103,888,844
Accumulated undistributed net investment income                        829
Accumulated net realized loss on investments                          (285)
Net unrealized appreciation of investments                              --
                                                              ------------
Net assets applicable to capital shares outstanding           $103,889,388
                                                              ============

    Capital shares outstanding, an unlimited number of no
    par shares authorized                                      103,964,641
                                                              ============

NET ASSET VALUE, PUBLIC OFFERING PRICE, REDEMPTION PRICE,
 PER SHARE                                                    $       1.00
                                                              ============

See accompanying notes to financial statements.

146


                                                                                                        December 31, 2009

                                                                     U.S. GOVERNMENT
                                                                       SECURITIES           NEAR-TERM          TAX FREE
                                                                      SAVINGS FUND        TAX FREE FUND          FUND

Investments, at identified cost                                       $194,072,015         $23,366,121        $21,361,303
                                                                      ============         ===========        ===========
ASSETS
-------------------------------------------------------------------------------------------------------------------------
Investments, at value:
    Securities                                                        $194,072,015         $21,469,917        $19,854,683
    Repurchase agreements                                                       --           2,481,059          1,986,818
Cash                                                                    57,682,233                  --                 --
Receivables:
    Interest                                                               407,067             278,114            262,844
    Capital shares sold                                                  2,403,233               4,903             43,592
Other assets                                                                56,880               4,895              5,944
-------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                           254,621,428          24,238,888         22,153,881
-------------------------------------------------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------------------------------------------------
Payables:
    Capital shares redeemed                                              1,300,936             861,458              5,724
    Adviser and affiliates                                                  43,724               1,115              4,876
    Dividends and distributions                                                 --               9,522             12,105
    Accounts payable and accrued expenses                                   45,130              29,714             29,097
-------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        1,389,790             901,809             51,802
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                            $253,231,638         $23,337,079        $22,102,079
                                                                      ============         ===========        ===========

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                       $252,970,904         $23,019,454        $22,108,615
Accumulated undistributed net investment income                            260,734              21,475             34,140
Accumulated net realized loss on investments                                    --            (288,705)          (520,874)
Net unrealized appreciation of investments                                      --             584,855            480,198
                                                                      ------------         -----------        -----------
Net assets applicable to capital shares outstanding                   $253,231,638         $23,337,079        $22,102,079
                                                                      ============         ===========        ===========

    Capital shares outstanding, an unlimited number of no
    par shares authorized                                              253,399,880          10,539,271          1,811,497
                                                                      ============         ===========        ===========

NET ASSET VALUE, PUBLIC OFFERING PRICE, REDEMPTION PRICE,
 PER SHARE                                                            $       1.00         $      2.21        $     12.20
                                                                      ============         ===========        ===========

  STATEMENTS OF ASSETS AND LIABILITIES

                                                 ALL AMERICAN       HOLMES GROWTH
                                                  EQUITY FUND            FUND

Investments, at identified cost                   $13,968,919        $31,368,803
                                                  ===========        ===========
ASSETS
---------------------------------------------------------------------------------
Investments, at value:
    Securities of unaffiliated issuers            $14,720,773        $33,443,172
    Securities of affiliated issuers                       --                 --
    Repurchase agreements                           1,764,613          3,860,909
Foreign currencies (Cost $0, $0, $0, $0 and
    $157,760)                                              --                 --
Receivables:
    Investments sold                                       --            180,876
    Dividends                                           9,394             44,463
    Interest                                               --                 --
    Capital shares sold                                 2,510              1,406
Other assets                                           17,654             21,118
---------------------------------------------------------------------------------
TOTAL ASSETS                                       16,514,944         37,551,944
---------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------
Payables:
    Investments purchased                                  --            180,942
    Capital shares redeemed                            27,490            133,116
    Adviser and affiliates                             15,492             41,705
    Accounts payable and accrued expenses              31,559             37,843
    Written options at value (Premiums
      $3,488, $7,848, $0, $727,981 and $0)              4,160              9,360
    Unrealized depreciation on foreign
      currency exchange contracts - Note 2 B               --                 --
---------------------------------------------------------------------------------
TOTAL LIABILITIES                                      78,701            402,966
---------------------------------------------------------------------------------

NET ASSETS                                        $16,436,243        $37,148,978
                                                  ===========        ===========
NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------
Paid-in capital                                   $20,121,856        $41,842,386
Accumulated undistributed net investment
    income (distributions in excess of net
    investment income)                                     --           (115,375)
Accumulated net realized loss on investments
    and foreign currencies                         (6,201,407)       (10,511,594)
Net unrealized appreciation of investments
    and other assets and liabilities
    denominated in foreign currencies               2,515,794          5,933,561
                                                  -----------        -----------
Net assets applicable to capital shares
    outstanding                                   $16,436,243        $37,148,978
                                                  ===========        ===========
    Capital shares outstanding, an unlimited
        number of no par shares authorized            838,374          2,391,092
                                                  ===========        ===========
NET ASSET VALUE, PUBLIC OFFERING PRICE,
 REDEMPTION PRICE, PER SHARE                      $     19.60        $     15.54
                                                  ===========        ===========


See accompanying notes to financial statements.

148


                                                                                                December 31, 2009


                                                      GLOBAL MEGATRENDS      GLOBAL RESOURCES      WORLD PRECIOUS
                                                            FUND                   FUND            MINERALS FUND

Investments, at identified cost                          $24,683,283           $684,955,147         $593,680,329
                                                         ===========           ============         ============
ASSETS
-----------------------------------------------------------------------------------------------------------------
Investments, at value:
    Securities of unaffiliated issuers                   $24,255,698           $692,128,040         $560,298,626
    Securities of affiliated issuers                              --             14,346,036           29,986,999
    Repurchase agreements                                  4,278,620             36,244,931           52,445,209
Foreign currencies (Cost $0, $0, $0, $0 and
    $157,760)                                                     --                     --              157,300
Receivables:
    Investments sold                                              88                304,966            1,491,050
    Dividends                                                 25,531                160,697               77,255
    Interest                                                      --                598,830              174,936
    Capital shares sold                                       69,653                584,302              610,289
Other assets                                                  20,721                119,135              103,771
-----------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                              28,650,311            744,486,937          645,345,435
-----------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------
Payables:
    Investments purchased                                         --              1,674,308            4,367,011
    Capital shares redeemed                                   15,005              1,137,977              895,215
    Adviser and affiliates                                    41,765                807,127              915,512
    Accounts payable and accrued expenses                     36,226                157,436              132,367
    Written options at value (Premiums
      $3,488, $7,848, $0, $727,981 and $0)                        --                638,500                   --
    Unrealized depreciation on foreign
      currency exchange contracts - Note 2 B                      --                     --                   12
-----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                             92,996              4,415,348            6,310,117
-----------------------------------------------------------------------------------------------------------------

NET ASSETS                                               $28,557,315           $740,071,589         $639,035,318
                                                         ===========           ============         ============
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------
Paid-in capital                                          $40,739,253          $1,186,045,003        $735,751,978
Accumulated undistributed net investment
    income (distributions in excess of net
    investment income)                                        35,372             (5,516,161)         (32,180,775)
Accumulated net realized loss on investments
    and foreign currencies                               (16,068,205)          (498,309,733)        (113,618,606)
Net unrealized appreciation of investments
    and other assets and liabilities
    denominated in foreign currencies                      3,850,895             57,852,480           49,082,721
                                                         -----------           ------------         ------------
Net assets applicable to capital shares
    outstanding                                          $28,557,315           $740,071,589         $639,035,318
                                                         ===========           ============         ============
    Capital shares outstanding, an unlimited
        number of no par shares authorized                 3,502,251             83,625,506           36,677,292
                                                         ===========           ============         ============
NET ASSET VALUE, PUBLIC OFFERING PRICE,
 REDEMPTION PRICE, PER SHARE                             $      8.15           $       8.85         $      17.42
                                                         ===========           ============         ============

  STATEMENTS OF ASSETS AND LIABILITIES

                                                              GOLD AND PRECIOUS
                                                                 METALS FUND

Investments, at identified cost                                 $199,697,699
                                                                ============
ASSETS
-------------------------------------------------------------------------------
Investments, at value:
    Securities                                                  $208,866,218
    Repurchase agreements                                         28,152,325
Cash                                                                      --
Foreign currencies (Cost $0, $100, $5,997 and $286,751)                   --
Receivables:
    Investments sold                                                 506,532
    Dividends                                                         54,575
    Interest                                                          28,554
    Capital shares sold                                              176,628
Other assets                                                          66,638
-------------------------------------------------------------------------------
TOTAL ASSETS                                                     237,851,470
-------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------
Payables:
    Investments purchased                                          2,813,838
    Capital shares redeemed                                          245,990
    Adviser and affiliates                                           326,587
    Accounts payable and accrued expenses                             71,669
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                  3,458,084
-------------------------------------------------------------------------------

NET ASSETS                                                      $234,393,386
                                                                ============

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------
Paid-in capital                                                 $222,606,370
Accumulated undistributed net investment income
  (distributions in excess of net investment income)              (1,935,664)
Accumulated net realized loss on investments and foreign
  currencies                                                     (23,615,216)
Net unrealized appreciation of investments and other assets
  and liabilities denominated in foreign currencies               37,337,896
                                                                ------------
Net assets applicable to capital shares outstanding             $234,393,386
                                                                ============

    Capital shares outstanding, an unlimited number of no
      par shares authorized                                       15,158,240
                                                                ============

NET ASSET VALUE, PUBLIC OFFERING PRICE, REDEMPTION PRICE,
 PER SHARE                                                      $      15.46
                                                                ============

See accompanying notes to financial statements.

150


                                                                                                   December 31, 2009

                                                                    EASTERN         GLOBAL EMERGING         CHINA
                                                                 EUROPEAN FUND       MARKETS FUND        REGION FUND

Investments, at identified cost                                  $387,813,613         $13,236,691        $46,419,955
                                                                 ============         ===========        ===========
ASSETS
--------------------------------------------------------------------------------------------------------------------
Investments, at value:
    Securities                                                   $429,060,493         $12,670,760        $49,485,141
    Repurchase agreements                                          39,727,332           1,448,909          7,057,187
Cash                                                                  937,976                  --                 --
Foreign currencies (Cost $0, $100, $5,997 and $286,751)                   100               6,045            294,864
Receivables:
    Investments sold                                                6,653,427              74,074          1,097,495
    Dividends                                                         794,599              11,630              1,214
    Interest                                                               --                  --                 --
    Capital shares sold                                               314,486               1,678              8,978
Other assets                                                           82,843              31,035             30,685
--------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                      477,571,256          14,244,131         57,975,564
--------------------------------------------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------------------------------------------
Payables:
    Investments purchased                                          11,550,393             342,874          1,467,256
    Capital shares redeemed                                           843,549              11,806             55,352
    Adviser and affiliates                                            635,256              17,821             80,410
    Accounts payable and accrued expenses                             133,179              52,432             49,226
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                  13,162,377             424,933          1,652,244
--------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                       $464,408,879         $13,819,198        $56,323,320
                                                                 ============         ===========        ===========

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                  $769,402,744         $26,321,652        $71,629,646
Accumulated undistributed net investment income
  (distributions in excess of net investment income)                 (110,313)            (19,144)          (661,723)
Accumulated net realized loss on investments and foreign
  currencies                                                     (385,829,279)        (13,366,341)       (24,773,062
Net unrealized appreciation of investments and other assets
  and liabilities denominated in foreign currencies                80,945,727             883,031         10,128,459
                                                                 ------------         -----------        -----------
Net assets applicable to capital shares outstanding              $464,408,879         $13,819,198        $56,323,320
                                                                 ============         ===========        ===========

    Capital shares outstanding, an unlimited number of no
      par shares authorized                                        50,982,126           1,738,621          6,740,048
                                                                 ============         ===========        ===========

NET ASSET VALUE, PUBLIC OFFERING PRICE, REDEMPTION PRICE,
 PER SHARE                                                       $       9.11         $      7.95        $      8.36
                                                                 ============         ===========        ===========

  STATEMENTS OF OPERATIONS

                                                              U.S. TREASURY
                                                               SECURITIES
                                                                CASH FUND

NET INVESTMENT INCOME

INCOME:
---------------------------------------------------------------------------
    Interest and other                                         $  298,329

EXPENSES:
---------------------------------------------------------------------------
    Management fee                                                560,585
    Administrative services fee                                    89,694
    Transfer agent fees and expenses                              275,363
    Accounting service fees and expenses                           22,245
    Professional fees                                              37,940
    Custodian fees                                                 63,613
    Shareholder reporting expenses                                 24,996
    Registration fees                                              14,291
    Trustee fees and expenses                                      20,271
    Miscellaneous expenses                                         26,362
                                                               ----------
        Total expenses before reductions                        1,135,360
    Expenses offset - Note 1 H                                        (76)
    Expense waiver - Note 3                                        (9,669)
    Expenses reimbursed - Note 3                                 (838,551)
                                                               ----------
        NET EXPENSES                                              287,064

---------------------------------------------------------------------------
NET INVESTMENT INCOME                                              11,265
---------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
    Realized gain (loss) from securities                               --
    Net change in unrealized appreciation of Investments               --

---------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                        --
---------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                     $   11,265
                                                               ==========

See accompanying notes to financial statements.

152


                                                                            For the Year Ended December 31, 2009

                                                                 U.S. GOVERNMENT     NEAR-TERM
                                                                   SECURITIES        TAX FREE
                                                                  SAVINGS FUND         FUND        TAX FREE FUND

NET INVESTMENT INCOME

INCOME:
----------------------------------------------------------------------------------------------------------------
    Interest and other                                             $ 1,421,012       $ 579,885      $  849,865

EXPENSES:
----------------------------------------------------------------------------------------------------------------
    Management fee                                                   1,433,811          94,292         143,900
    Administrative services fee                                        239,213          15,087          15,349
    Transfer agent fees and expenses                                   362,921          51,222          51,179
    Accounting service fees and expenses                                50,458          37,056          35,171
    Professional fees                                                   53,810          35,028          35,178
    Custodian fees                                                      67,833          12,494          11,637
    Shareholder reporting expenses                                      31,518           2,632           3,492
    Registration fees                                                   14,488          15,827          12,677
    Trustee fees and expenses                                           20,271          20,271          20,271
    Miscellaneous expenses                                              62,245           5,171           6,794
                                                                   -----------       ---------      ----------
        Total expenses before reductions                             2,336,568         289,080         335,648
    Expenses offset - Note 1 H                                              --            (255)           (233)
    Expense waiver - Note 3                                            (17,789)        (11,028)        (10,833)
    Expenses reimbursed - Note 3                                    (1,231,766)       (192,935)       (190,275)
                                                                   -----------       ---------      ----------
        NET EXPENSES                                                 1,087,013          84,862         134,307

----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                  333,999         495,023         715,558
----------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
    Realized gain (loss) from securities                                    --            (722)          1,626
    Net change in unrealized appreciation of Investments                    --         427,850         700,396

----------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                             --         427,128         702,022
----------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                         $   333,999       $ 922,151      $1,417,580
                                                                   ===========       =========      ==========

  STATEMENTS OF OPERATIONS

                                                 ALL AMERICAN           HOLMES
                                                  EQUITY FUND        GROWTH FUND
NET INVESTMENT INCOME

INCOME:
---------------------------------------------------------------------------------
    Dividends from unaffiliated issuers           $  167,081         $   298,756
    Foreign tax withheld on dividends                 (2,427)            (14,178)
                                                  ----------         -----------
        Net dividends                                164,654             284,578
    Interest and other                                 2,181               7,706
                                                  ----------         -----------
        TOTAL INCOME                                 166,835             292,284
EXPENSES:
---------------------------------------------------------------------------------
    Management fee                                   116,735             331,396
    Administrative services fee                       12,316              27,646
    Transfer agent fees and expenses                 107,390             103,387
    Accounting service fees and expenses              21,959              28,798
    Professional fees                                 37,383              37,280
    Distribution plan expenses                        38,486              86,394
    Custodian fees                                    24,772              37,734
    Shareholder reporting expenses                    18,752              12,643
    Registration fees                                 10,891              16,117
    Trustee fees and expenses                         20,271              20,374
    Miscellaneous expenses                            20,932              24,412
                                                  ----------         -----------
        Total expenses before reductions             429,887             726,181
    Expenses offset - Note 1 H                          (240)               (140)
    Expense waiver - Note 3                          (10,206)            (13,332)
    Expenses reimbursed - Note 3                    (138,629)            (99,767)
                                                  ----------         -----------
        NET EXPENSES                                 280,812             612,942

---------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                        (113,977)           (320,658)
---------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
    Realized gain (loss) from:
        Securities from unaffiliated
          issuers                                   (971,073)         (4,714,692)
        Securities from affiliated issuers                --                  --
        Written options                              (24,285)           (311,725)
        Foreign currency transactions                 (1,816)             (2,348)
                                                  ----------         -----------
        NET REALIZED GAIN (LOSS)                    (997,174)         (5,028,765)
                                                  ----------         -----------
    Net change in unrealized appreciation
      (depreciation) of:
        Investments                                3,092,138          12,372,950
        Written options                                 (672)             (1,512)
        Other assets and liabilities
          denominated in foreign
          currencies                                      (1)               (205)
                                                  ----------         -----------
        NET UNREALIZED APPRECIATION                3,091,465          12,371,233

---------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS                                       2,094,291           7,342,468
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                       $1,980,314         $ 7,021,810
                                                  ==========         ===========

See accompanying notes to financial statements.

154


                                                                              For the Year Ended December 31, 2009

                                                  GLOBAL MEGATRENDS        GLOBAL RESOURCES        WORLD PRECIOUS
                                                         FUND                    FUND               MINERALS FUND
NET INVESTMENT INCOME
INCOME:
------------------------------------------------------------------------------------------------------------------
    Dividends from unaffiliated issuers               $  650,476             $  7,014,522           $    940,825
    Foreign tax withheld on dividends                    (23,720)                (131,006)               (86,850)
                                                      ----------             ------------           ------------
        Net dividends                                    626,756                6,883,516                853,975
    Interest and other                                     5,208                1,333,588                412,001
                                                      ----------             ------------           ------------
        TOTAL INCOME                                     631,964                8,217,104              1,265,976
EXPENSES:
------------------------------------------------------------------------------------------------------------------
    Management fee                                       262,677                5,202,312              5,059,356
    Administrative services fee                           21,014                  471,819                391,386
    Transfer agent fees and expenses                     100,216                1,563,541              1,040,145
    Accounting service fees and expenses                  36,721                  247,115                215,878
    Professional fees                                     38,260                   99,689                109,150
    Distribution plan expenses                            65,669                1,474,434              1,223,082
    Custodian fees                                        37,256                  175,966                235,229
    Shareholder reporting expenses                        15,204                  225,133                122,760
    Registration fees                                     16,204                   14,600                 22,990
    Trustee fees and expenses                             22,042                   22,221                 20,271
    Miscellaneous expenses                                22,356                  162,390                116,652
                                                      ----------             ------------           ------------
        Total expenses before reductions                 637,619                9,659,220              8,556,899
    Expenses offset - Note 1 H                              (122)                    (152)                   (48)
    Expense waiver - Note 3                              (17,807)                (115,272)              (100,030)
    Expenses reimbursed - Note 3                        (106,913)                (871,661)              (745,959)
                                                      ----------             ------------           ------------
        NET EXPENSES                                     512,777                8,672,135              7,710,862

------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                             119,187                 (455,031)            (6,444,886)
------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
    Realized gain (loss) from:
        Securities from unaffiliated
          issuers                                     (1,336,125)             (34,678,149)            27,594,272
        Securities from affiliated issuers                    --              (18,574,126)            (9,637,971)
        Written options                                 (135,572)               3,583,868              7,161,156
        Foreign currency transactions                      6,124                   70,536               (548,688)
                                                      ----------             ------------           ------------
        NET REALIZED GAIN (LOSS)                      (1,465,573)             (49,597,871)            24,568,769
                                                      ----------             ------------           ------------
    Net change in unrealized appreciation
      (depreciation) of:
        Investments                                    8,656,446              350,363,320            292,423,712
        Written options                                       --                  (89,481)                 8,778
        Other assets and liabilities
          denominated in foreign
          currencies                                        (762)                 209,107                 42,642
                                                      ----------             ------------           ------------
        NET UNREALIZED APPRECIATION                    8,655,684              350,482,946            292,475,132
------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS                                           7,190,111              300,885,075            317,043,901
------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                           $7,309,298             $300,430,044           $310,599,015
                                                      ==========             ============           ============


  STATEMENTS OF OPERATIONS

                                                                 GOLD AND PRECIOUS
                                                                    METALS FUND
NET INVESTMENT INCOME
INCOME:
----------------------------------------------------------------------------------
    Dividends                                                       $   752,587
    Foreign tax withheld on dividends                                   (50,256)
                                                                    -----------
        Net dividends                                                   702,331
    Interest and other                                                   96,097
                                                                    -----------
        TOTAL INCOME                                                    798,428
EXPENSES:
----------------------------------------------------------------------------------
    Management fee                                                    1,959,098
    Administrative services fee                                         170,257
    Transfer agent fees and expenses                                    424,931
    Accounting service fees and expenses                                116,011
    Professional fees                                                    58,939
    Distribution plan expenses                                          532,053
    Custodian fees                                                      150,768
    Shareholder reporting expenses                                       76,416
    Registration fees                                                    20,425
    Trustee fees and expenses                                            20,271
    Miscellaneous expenses                                               67,054
                                                                    -----------
        Total expenses before reductions                              3,596,223
    Expenses offset - Note 1 H                                             (125)
    Expense waiver - Note 3                                             (47,527)
    Expenses reimbursed - Note 3                                       (279,793)
                                                                    -----------
        NET EXPENSES                                                  3,268,778

----------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                         (2,470,350)
----------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
    Realized gain (loss) from:
        Securities from unaffiliated issuers                         20,170,851
        Written options                                               4,688,888
        Foreign currency transactions                                  (223,367)
                                                                    -----------
        NET REALIZED GAIN (LOSS)                                     24,636,372
                                                                    -----------
    Net change in unrealized appreciation (depreciation) of:
        Investments                                                  54,679,394
        Written options                                                  29,898
        Other assets and liabilities denominated in
          foreign currencies                                             40,951
                                                                    -----------
        NET UNREALIZED APPRECIATION                                  54,750,243
----------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                      79,386,615
----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                          $76,916,265
                                                                    ===========

See accompanying notes to financial statements.

156


                                                                                      For the Year Ended December 31, 2009

                                                                 EASTERN EUROPEAN       GLOBAL EMERGING       CHINA REGION
                                                                       FUND              MARKETS FUND             FUND
NET INVESTMENT INCOME
INCOME:
--------------------------------------------------------------------------------------------------------------------------
    Dividends                                                      $  8,493,988           $  236,944          $   624,227
    Foreign tax withheld on dividends                                (1,305,149)             (23,888)             (43,046)
                                                                   ------------           ----------          -----------
        Net dividends                                                 7,188,839              213,056              581,181
    Interest and other                                                   44,038                  771                5,316
                                                                   ------------           ----------          -----------
        TOTAL INCOME                                                  7,232,877              213,827              586,497
EXPENSES:
--------------------------------------------------------------------------------------------------------------------------
    Management fee                                                    4,375,323              150,104              569,832
    Administrative services fee                                         294,167                9,132               38,283
    Transfer agent fees and expenses                                    962,616               77,205              182,629
    Accounting service fees and expenses                                164,707               32,144               46,791
    Professional fees                                                    59,868               55,784               49,133
    Distribution plan expenses                                          919,271               28,539              119,636
    Custodian fees                                                      455,582               46,413               80,689
    Shareholder reporting expenses                                      110,538                8,030               24,979
    Registration fees                                                    18,368                  675               13,243
    Trustee fees and expenses                                            20,373               20,373               20,271
    Miscellaneous expenses                                              116,458               30,763               34,722
                                                                   ------------           ----------          -----------
        Total expenses before reductions                              7,497,271              459,162            1,180,208
    Expenses offset - Note 1 H                                             (330)                (273)                (128)
    Expense waiver - Note 3                                             (78,482)             (15,353)             (21,489)
    Expenses reimbursed - Note 3                                       (198,208)            (142,477)            (194,611)
                                                                   ------------           ----------          -----------
        NET EXPENSES                                                  7,220,251              301,059              963,980

--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                             12,626              (87,232)            (377,483)
--------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
    Realized gain (loss) from:
        Securities from unaffiliated issuers                       (258,939,885)          (5,006,580)           8,167,316
        Written options                                                (218,686)             (36,411)            (182,935)
        Foreign currency transactions                                  (119,009)                (978)             (73,556)
                                                                   ------------           ----------          -----------
        NET REALIZED GAIN (LOSS)                                   (259,277,580)          (5,043,969)           7,910,825
                                                                   ------------           ----------          -----------
    Net change in unrealized appreciation (depreciation) of:
        Investments                                                 465,705,917            9,749,302           11,522,977
        Written options                                                      --                   --                   --
        Other assets and liabilities denominated in
          foreign currencies                                            (36,001)                 332              112,435
                                                                   ------------           ----------          -----------
        NET UNREALIZED APPRECIATION                                 465,669,916            9,749,634           11,635,412
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                     206,392,336            4,705,665           19,546,237
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                         $206,404,962           $4,618,433          $19,168,754
                                                                   ============           ==========          ===========

  STATEMENTS OF CHANGES IN NET ASSETS

                                                     U.S. TREASURY SECURITIES
                                                            CASH FUND
                                           --------------------------------------------
                                            YEAR ENDED     PERIOD ENDED     YEAR ENDED
                                           DECEMBER 31,    DECEMBER 31,      JUNE 30,
                                               2009          2008(a)           2008

INCREASE (DECREASE)
 IN NET ASSETS
FROM OPERATIONS:
---------------------------------------------------------------------------------------
    Net investment income                 $      11,265   $     259,535   $   2,906,691
    Net realized gain (loss)                         --              --              --
    Net unrealized appreciation                      --              --              --
                                          -------------   -------------   -------------
        NET INCREASE IN NET ASSETS FROM
        OPERATIONS                               11,265         259,535       2,906,691

DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------------------------------------------------
    From net investment income                  (10,436)       (259,483)     (2,910,606)
                                          -------------   -------------   -------------
        TOTAL DISTRIBUTIONS TO
          SHAREHOLDERS                          (10,436)       (259,483)     (2,910,606)

FROM CAPITAL SHARE TRANSACTIONS:
---------------------------------------------------------------------------------------
    Proceeds from shares sold               153,649,644     130,413,946     255,882,468
    Distributions reinvested                     10,353         251,689       2,823,671
                                          -------------   -------------   -------------
                                            153,659,997     130,665,635     258,706,139
    Cost of shares redeemed                (171,181,575)   (121,210,250)   (262,759,089)
                                          -------------   -------------   -------------
        NET INCREASE (DECREASE) IN NET
          ASSETS FROM CAPITAL SHARE
          TRANSACTIONS                      (17,521,578)      9,455,385      (4,052,950)

---------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS       (17,520,749)      9,455,437      (4,056,865)
---------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                         121,410,137     111,954,700     116,011,565

---------------------------------------------------------------------------------------
END OF PERIOD                             $ 103,889,388   $ 121,410,137   $ 111,954,700
---------------------------------------------------------------------------------------
Accumulated undistributed net investment
 income, (distributions in excess of net
 investment income), end of period        $         829   $          --   $        (682)
                                          =============   =============   =============

CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------
    Shares sold                             153,649,644     130,413,946     255,882,468
    Shares reinvested                            10,353         251,689       2,823,671
    Shares redeemed                        (171,181,575)   (121,210,250)   (262,759,089)
                                          -------------   -------------   -------------
        NET SHARE ACTIVITY                  (17,521,578)      9,455,385      (4,052,950)
                                          =============   =============   =============

(a)  for the six-month fiscal period ended December 31, 2008

See accompanying notes to financial statements.

158


                                                    U.S. GOVERNMENT SECURITIES
                                                           SAVINGS FUND                           NEAR-TERM TAX FREE FUND
                                            ------------------------------------------   ------------------------------------------
                                             YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED     PERIOD ENDED   YEAR ENDED
                                            DECEMBER 31,   DECEMBER 31,     JUNE 30,     DECEMBER 31,    DECEMBER 31,    JUNE 30,
                                                2009         2008(a)          2008           2009          2008(a)         2008

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
-----------------------------------------------------------------------------------------------------------------------------------
    Net investment income                  $     333,999  $   2,801,871  $  15,989,739    $   495,023    $   223,507    $   462,411
    Net realized gain (loss)                          --          3,459         64,190           (722)            --            277
    Net unrealized appreciation                       --             --             --        427,850         84,257        110,288
                                           -------------  -------------  -------------    -----------    -----------    -----------
        NET INCREASE IN NET ASSETS FROM
          OPERATIONS                             333,999      2,805,330     16,053,929        922,151        307,764        572,976

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------------------------------------------
    From net investment income                  (334,574)    (2,801,889)   (15,993,388)      (494,773)      (223,006)      (459,010)
                                           -------------  -------------  -------------    -----------    -----------    -----------
        TOTAL DISTRIBUTIONS TO
          SHAREHOLDERS                          (334,574)    (2,801,889)   (15,993,388)      (494,773)      (223,006)      (459,010)

FROM CAPITAL SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold                151,396,515    134,091,962    369,995,971     14,685,709      1,808,188      3,217,467
    Distributions reinvested                     319,050      2,737,639     15,556,039        402,076        175,005        356,102
                                           -------------  -------------  -------------    -----------    -----------    -----------
                                             151,715,565    136,829,601    385,552,010     15,087,785      1,983,193      3,573,569
    Cost of shares redeemed                 (256,393,375)  (225,130,630)  (408,499,445)    (6,167,222)    (1,681,960)    (3,467,805)
                                           -------------  -------------  -------------    -----------    -----------    -----------
        NET INCREASE (DECREASE) IN NET
          ASSETS FROM CAPITAL SHARE
          TRANSACTIONS                      (104,677,810)   (88,301,029)   (22,947,435)     8,920,563        301,233        105,764

-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS       (104,678,385)   (88,297,588)   (22,886,894)     9,347,941        385,991        219,730
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                          357,910,023    446,207,611    469,094,505     13,989,138     13,603,147     13,383,417

-----------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                              $ 253,231,638  $ 357,910,023  $ 446,207,611    $23,337,079    $13,989,138    $13,603,147
-----------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment
 income, (distributions in excess of net
 investment income), end of period         $     260,734  $     461,309  $     403,299    $    21,475    $    21,225    $    20,724
                                           =============  =============  =============    ===========    ===========    ===========

CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------------------------------------------
    Shares sold                              151,396,515    134,091,962    369,995,971      6,661,147        841,748      1,487,510
    Shares reinvested                            319,050      2,737,639     15,556,039        182,801         81,677        165,330
    Shares redeemed                         (256,393,375)  (225,130,630)  (408,499,445)    (2,790,990)      (787,328)    (1,603,148)
                                           -------------  -------------  -------------    -----------    -----------    -----------
        NET SHARE ACTIVITY                  (104,677,810)   (88,301,029)   (22,947,435)     4,052,958        136,097         49,692
                                           =============  =============  =============    ===========    ===========    ===========


  STATEMENTS OF CHANGES IN NET ASSETS

                                                             TAX FREE FUND
                                              --------------------------------------------
                                               YEAR ENDED      PERIOD ENDED    YEAR ENDED
                                              DECEMBER 31,     DECEMBER 31,     JUNE 30,
                                                  2009           2008(a)          2008

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
------------------------------------------------------------------------------------------
    Net investment income (loss)               $   715,558     $   355,031     $   670,891
    Net realized gain (loss)                         1,626          33,947         (42,271)
    Net unrealized appreciation
    (depreciation)                                 700,396        (457,262)        (74,214)
                                               -----------     -----------     -----------
        NET INCREASE (DECREASE) IN NET
          ASSETS FROM OPERATIONS                 1,417,580         (68,284)        554,406

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------
    From net investment income                    (715,942)       (355,381)       (668,191)
    From net capital gains                              --              --              --
    Tax return of capital                               --              --              --
                                               -----------     -----------     -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS       (715,942)       (355,381)       (668,191)

FROM CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------
    Proceeds from shares sold                    9,240,470       2,556,729       6,825,328
    Distributions reinvested                       557,292         287,716         544,322
    Proceeds from short-term trading fees               --              --              --
                                               -----------     -----------     -----------
                                                 9,797,762       2,844,445       7,369,650
    Cost of shares redeemed                     (5,343,353)     (3,854,351)     (4,816,254)
                                               -----------     -----------     -----------
        NET INCREASE (DECREASE) IN NET
          ASSETS FROM CAPITAL SHARE
          TRANSACTIONS                           4,454,409      (1,009,906)      2,553,396

------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS            5,156,047      (1,433,571)      2,439,611
------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                             16,946,032      18,379,603      15,939,992

------------------------------------------------------------------------------------------
END OF PERIOD                                  $22,102,079     $16,946,032     $18,379,603
------------------------------------------------------------------------------------------
Accumulated undistributed net investment
 income, (distributions in excess of net
 investment income), end of period             $    34,140     $    34,524     $    34,874
                                               ===========     ===========     ===========

CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------
    Shares sold                                    759,141         215,622         563,924
    Shares reinvested                               46,071          24,537          45,182
    Shares redeemed                               (439,867)       (334,996)       (398,760)
                                               -----------     -----------     -----------
        NET SHARE ACTIVITY                         365,345         (94,837)        210,346
                                               ===========     ===========     ===========

(a)  for the six-month fiscal period ended December 31, 2008
(b)  for the two-month fiscal period ended December 31, 2008

See accompanying notes to financial statements.

160


                                                      ALL AMERICAN EQUITY FUND                       HOLMES GROWTH FUND
                                             ------------------------------------------   -----------------------------------------
                                              YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED    PERIOD ENDED   YEAR ENDED
                                             DECEMBER 31,   DECEMBER 31,     JUNE 30,     DECEMBER 31,   DECEMBER 31,   OCTOBER 31,
                                                 2009         2008(a)          2008           2009         2008(b)         2008

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
-----------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)             $  (113,977)   $    36,469    $  (144,283)   $  (320,658)   $   (14,866)   $  (373,448)
    Net realized gain (loss)                    (997,174)    (4,506,237)       403,111     (5,028,765)    (2,844,467)    (2,485,529)
    Net unrealized appreciation
      (depreciation)                           3,091,465     (5,129,815)     1,022,225     12,371,233       (650,503)   (25,643,241)
                                             -----------    -----------    -----------    -----------    -----------    -----------
        NET INCREASE (DECREASE) IN NET
          ASSETS FROM OPERATIONS               1,980,314     (9,599,583)     1,281,053      7,021,810     (3,509,836)   (28,502,218)

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------------------------------------------
    From net investment income                   (91,991)        (6,594)            --             --             --             --
    From net capital gains                            --             --     (2,702,440)            --             --             --
    Tax return of capital                             --             --       (110,537)            --             --             --
                                             -----------    -----------    -----------    -----------    -----------    -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS      (91,991)        (6,594)    (2,812,977)            --             --             --

FROM CAPITAL SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold                  2,018,841      2,272,974     11,702,468      2,773,433        481,499      4,868,436
    Distributions reinvested                      90,879          6,496      2,717,435             --             --             --
    Proceeds from short-term trading fees            469            285            755            132             52            517
                                             -----------    -----------    -----------    -----------    -----------    -----------
                                               2,110,189      2,279,755     14,420,658      2,773,565        481,551      4,868,953
    Cost of shares redeemed                   (3,796,615)    (2,952,671)    (9,854,499)    (5,134,081)      (714,741)    (9,017,148)
                                             -----------    -----------    -----------    -----------    -----------    -----------
        NET INCREASE (DECREASE) IN NET
          ASSETS FROM CAPITAL SHARE
          TRANSACTIONS                        (1,686,426)      (672,916)     4,566,159     (2,360,516)      (233,190)    (4,148,195)

-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS            201,897    (10,279,093)     3,034,235      4,661,294     (3,743,026)   (32,650,413)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                           16,234,346     26,513,439     23,479,204     32,487,684     36,230,710     68,881,123

-----------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                $16,436,243    $16,234,346    $26,513,439    $37,148,978    $32,487,684    $36,230,710
-----------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment
 income, (distributions in excess of net
 investment income), end of period           $        --    $    29,875    $        --    $  (115,375)   $        --    $        --
                                             ===========    ===========    ===========    ===========    ===========    ===========

CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------------------------------------------
    Shares sold                                  117,450        103,969        422,589        217,283         35,294        228,630
    Shares reinvested                              4,761            391         96,056             --             --             --
    Shares redeemed                             (220,835)      (139,580)      (367,851)      (366,984)       (57,386)      (445,988)
                                             -----------    -----------    -----------    -----------    -----------    -----------
        NET SHARE ACTIVITY                       (98,624)       (35,220)       150,794       (149,701)       (22,092)      (217,358)
                                             ===========    ===========    ===========    ===========    ===========    ===========

  STATEMENTS OF CHANGES IN NET ASSETS

                                                           GLOBAL MEGATRENDS FUND
                                                  -----------------------------------------
                                                   YEAR ENDED    PERIOD ENDED   YEAR ENDED
                                                  DECEMBER 31,   DECEMBER 31,   OCTOBER 31,
                                                      2009         2008(b)         2008

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
-------------------------------------------------------------------------------------------
    Net investment income (loss)                  $   119,187    $    (7,575)   $   (17,782)
    Net realized gain (loss)                       (1,465,573)    (5,713,928)    (8,888,916)
    Net unrealized appreciation (depreciation)      8,655,684      4,479,663    (13,800,939)
                                                  -----------    -----------    -----------
        NET INCREASE (DECREASE) IN NET ASSETS
          FROM OPERATIONS                           7,309,298     (1,241,840)   (22,707,637)

DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------------------
    From net investment income                        (86,578)            --             --
    From net capital gains                                 --             --     (1,317,151)
    Tax return of capital                                  --        (25,988)            --
                                                  -----------    -----------    -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS           (86,578)       (25,988)    (1,317,151)

FROM CAPITAL SHARE TRANSACTIONS:
-------------------------------------------------------------------------------------------
    Proceeds from shares sold                      11,166,132      1,746,194     46,895,942
    Distributions reinvested                           81,740         24,701      1,265,576
    Proceeds from short-term trading fees               1,360             61          5,176
                                                  -----------    -----------    -----------
                                                   11,249,232      1,770,956     48,166,694
    Cost of shares redeemed                       (11,949,778)    (3,855,326)   (16,477,891)
                                                  -----------    -----------    -----------
        NET INCREASE (DECREASE) IN NET ASSETS
          FROM CAPITAL SHARE TRANSACTIONS            (700,546)    (2,084,370)    31,688,803

-------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS               6,522,174     (3,352,198)     7,664,015
-------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                                22,035,141     25,387,339     17,723,324

-------------------------------------------------------------------------------------------
END OF PERIOD                                     $28,557,315    $22,035,141    $25,387,339
-------------------------------------------------------------------------------------------
Accumulated undistributed net investment income,
 (distributions in excess of net investment
 income), end of period                           $    35,372    $        --    $        --
                                                  ===========    ===========    ===========

CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------
    Shares sold                                     1,647,632        285,800      4,151,097
    Shares reinvested                                  10,129          4,043        107,984
    Shares redeemed                                (1,665,659)      (627,748)    (1,801,601)
                                                  -----------    -----------    -----------
        NET SHARE ACTIVITY                             (7,898)      (337,905)     2,457,480
                                                  ===========    ===========    ===========

(a)  for the six-month fiscal period ended December 31, 2008
(b)  for the two-month fiscal period ended December 31, 2008

See accompanying notes to financial statements.

162


                                                         GLOBAL RESOURCES FUND                       WORLD PRECIOUS MINERALS FUND
                                           --------------------------------------------   -----------------------------------------
                                            YEAR ENDED    PERIOD ENDED     YEAR ENDED      YEAR ENDED    PERIOD ENDED   YEAR ENDED
                                           DECEMBER 31,   DECEMBER 31,      JUNE 30,      DECEMBER 31,   DECEMBER 31,    JUNE 30,
                                               2009         2008(a)           2008            2009         2008(a)         2008

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)             $   (455,031) $   (1,716,551) $    4,454,166   $ (6,444,886)  $ (2,050,603) $ (4,325,331)
  Net realized gain (loss)                  (49,597,871)   (430,081,840)    277,348,862     24,568,769   (105,750,761)  178,189,530
  Net unrealized appreciation
   (depreciation)                           350,482,946    (823,897,526)    231,570,502    292,475,132   (368,719,138)  (62,202,206)
                                           ------------  --------------  --------------   ------------   ------------  ------------
      NET INCREASE (DECREASE) IN NET
        ASSETS FROM OPERATIONS              300,430,044  (1,255,695,917)    513,373,530    310,599,015   (476,520,502)  111,661,993

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------------------------------------------
  From net investment income                         --              --     (78,221,305)   (24,089,084)            --   (99,747,352)
  From net capital gains                             --     (96,308,578)   (176,347,594)            --    (61,845,712) (103,097,880)
  Tax return of capital                              --              --              --             --             --            --
                                           ------------  --------------  --------------   ------------   ------------  ------------
      TOTAL DISTRIBUTIONS TO SHAREHOLDERS            --     (96,308,578)   (254,568,899)   (24,089,084)   (61,845,712) (202,845,232)

FROM CAPITAL SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------------------
  Proceeds from shares sold                 181,440,914     178,643,865     817,774,032    139,489,345     82,524,302   418,681,230
  Distributions reinvested                           --      93,000,270     246,775,705     23,204,309     59,587,050   192,776,672
  Proceeds from short-term trading fees          30,658          47,596          91,286         58,946         48,834       206,975
                                           ------------  --------------  --------------   ------------   ------------  ------------
                                            181,471,572     271,691,731   1,064,641,023    162,752,600    142,160,186   611,664,877
  Cost of shares redeemed                  (206,354,015)   (465,744,284)   (696,115,025)  (169,346,997)  (193,687,785) (495,247,072)
                                           ------------  --------------  --------------   ------------   ------------  ------------
    NET INCREASE (DECREASE) IN NET ASSETS
      FROM CAPITAL SHARE TRANSACTIONS       (24,882,443)   (194,052,553)    368,525,998     (6,594,397)   (51,527,599)  116,417,805

-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS       275,547,601  (1,546,057,048)    627,330,629    279,915,534   (589,893,813)   25,234,566
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                         464,523,988   2,010,581,036   1,383,250,407    359,119,784    949,013,597   923,779,031

-----------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                              $740,071,589  $  464,523,988  $2,010,581,036   $639,035,318   $359,119,784  $949,013,597
-----------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment
 income, (distributions in excess of net
 investment income), end of period         $ (5,516,161) $   (7,742,455) $  (47,434,621)  $(32,180,775)  $(25,221,445) $(64,048,128)
                                           ============  ==============  ==============   ============   ============  ============

CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------------------------------------------
  Shares sold                                26,149,328      15,106,616      44,109,226     10,066,467      5,873,543    14,550,574
  Shares reinvested                                  --      18,379,336      14,892,921      1,380,387      8,473,439     8,106,672
  Shares redeemed                           (30,816,159)    (43,177,704)    (39,167,676)   (12,317,772)   (14,285,921)  (17,762,117)
                                           ------------  --------------  --------------  -------------   ------------  ------------
      NET SHARE ACTIVITY                     (4,666,831)     (9,691,752)     19,834,471       (870,918)        61,061     4,895,129
                                           ============  ==============  ==============  =============   ============  ============

  STATEMENTS OF CHANGES IN NET ASSETS

                                                   GOLD AND PRECIOUS METALS FUND
                                             ------------------------------------------
                                              YEAR ENDED    PERIOD ENDED    YEAR ENDED
                                             DECEMBER 31,   DECEMBER 31,     JUNE 30,
                                                 2009         2008(a)          2008

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
---------------------------------------------------------------------------------------
    Net investment income (loss)             $ (2,470,350)  $   (612,057)  $   (892,947)
    Net realized gain (loss)                   24,636,372    (45,658,084)    45,556,108
    Net unrealized appreciation
    (depreciation)                             54,750,243    (37,631,473)     2,976,851
                                             ------------   ------------   ------------
        NET INCREASE (DECREASE)
          IN NET ASSETS FROM OPERATIONS        76,916,265    (83,901,614)    47,640,012

DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------------------------------------------------
    From net investment income                   (605,996)            --             --
    From net capital gains                             --    (11,619,090)   (25,521,881)
    Tax return of capital                              --             --             --
                                             ------------   ------------   ------------
        TOTAL DISTRIBUTIONS TO
         SHAREHOLDERS                            (605,996)   (11,619,090)   (25,521,881)

FROM CAPITAL SHARE TRANSACTIONS:
---------------------------------------------------------------------------------------
    Proceeds from shares sold                  69,373,429     83,548,879    182,890,757
    Distributions reinvested                      576,071     10,904,039     24,120,907
    Proceeds from short-term
     trading fees                                  65,721         65,548        127,619
                                             ------------   ------------   ------------
                                               70,015,221     94,518,466    207,139,283
    Cost of shares redeemed                  (104,137,668)   (65,814,015)  (148,997,522)
                                             ------------   ------------   ------------
        NET INCREASE (DECREASE)
          IN NET ASSETS FROM CAPITAL
          SHARE TRANSACTIONS                  (34,122,447)    28,704,451     58,141,761

---------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS          42,187,822    (66,816,253)    80,259,892
---------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                           192,205,564    259,021,817    178,761,925

---------------------------------------------------------------------------------------
END OF PERIOD                                $234,393,386   $192,205,564   $259,021,817
---------------------------------------------------------------------------------------
Accumulated undistributed net
 investment income, (distributions
 in excess of net investment income),
 end of period                               $ (1,935,664)  $ (1,197,725)  $   (796,871)
                                             ============   ============   ============

CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------
    Shares sold                                 5,480,136      7,260,223     10,241,147
    Shares reinvested                              37,166      1,295,781      1,635,316
    Shares redeemed                            (8,113,350)    (5,876,426)    (8,730,139)
                                             ------------   ------------   ------------
        NET SHARE ACTIVITY                     (2,596,048)     2,679,578      3,146,324
                                             ============   ============   ============

(a)  for the six-month fiscal period ended December 31, 2008
(b)  for the two-month fiscal period ended December 31, 2008

See accompanying notes to financial statements.

164


                                                    EASTERN EUROPEAN FUND                      GLOBAL EMERGING MARKETS FUND
                                         --------------------------------------------   ------------------------------------------
                                          YEAR ENDED    PERIOD ENDED     YEAR ENDED      YEAR ENDED     PERIOD ENDED   YEAR ENDED
                                         DECEMBER 31,   DECEMBER 31,    OCTOBER 31,     DECEMBER 31,    DECEMBER 31,   OCTOBER 31,
                                             2009         2008(b)           2008            2009          2008(b)         2008

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
----------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)         $     12,626   $ (1,756,193)  $   (1,857,811)   $   (87,232)   $   (19,625)   $  (399,157)
    Net realized gain (loss)             (259,277,580)   (82,059,126)      10,880,465     (5,043,969)    (2,933,938)    (4,956,114)
    Net unrealized appreciation
    (depreciation)                        465,669,916     (2,066,670)    (828,852,508)     9,749,634      1,809,552    (27,053,864)
                                         ------------   ------------   --------------    -----------    -----------    -----------
        NET INCREASE (DECREASE)
          IN NET ASSETS FROM OPERATIONS   206,404,962    (85,881,989)    (819,829,854)     4,618,433     (1,144,011)   (32,409,135)

DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------------------------------------------------
    From net investment income                     --             --               --             --             --     (1,235,838)
    From net capital gains                         --             --     (273,627,367)            --             --     (8,418,305)
    Tax return of capital                          --             --               --             --       (147,530)            --
                                         ------------   ------------   --------------    -----------    -----------    -----------
        TOTAL DISTRIBUTIONS TO
          SHAREHOLDERS                             --             --     (273,627,367)            --       (147,530)    (9,654,143)

FROM CAPITAL SHARE TRANSACTIONS:
----------------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold              60,092,169     24,488,731      269,122,580      2,643,707        176,198     11,160,939
    Distributions reinvested                       --             --      266,926,394             --        137,693      9,156,240
    Proceeds from short-term
     trading fees                             259,343        108,582        1,599,093          8,428          1,230        116,466
                                         ------------   ------------   --------------    -----------    -----------    -----------
                                           60,351,512     24,597,313      537,648,067      2,652,135        315,121     20,433,645
    Cost of shares redeemed              (119,667,750)   (36,889,330)    (611,403,256)    (3,114,125)    (1,068,774)   (26,283,342)
                                         ------------   ------------   --------------    -----------    -----------    -----------
        NET INCREASE (DECREASE)
          IN NET ASSETS FROM CAPITAL
          SHARE TRANSACTIONS              (59,316,238)   (12,292,017)     (73,755,189)      (461,990)      (753,653)    (5,849,697)

----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS     147,088,724    (98,174,006)  (1,167,212,410)     4,156,443     (2,045,194)   (47,912,975)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                       317,320,155    415,494,161    1,582,706,571      9,662,755     11,707,949     59,620,924

----------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                            $464,408,879   $317,320,155   $  415,494,161    $13,819,198    $ 9,662,755    $11,707,949
----------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net
 investment income, (distributions
 in excess of net investment income),
 end of period                           $   (110,313)  $         (6)  $       (1,796)   $   (19,144)   $        --    $      (300)
                                         ============   ============   ==============    ===========    ===========    ===========

CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------------------------------------------------
    Shares sold                             8,490,410      3,727,676       17,749,450        401,295         32,218        739,179
    Shares reinvested                              --             --       16,352,444             --         26,789        570,838
    Shares redeemed                       (19,544,443)    (7,172,967)     (48,093,690)      (488,408)      (203,613)    (2,064,625)
                                         ------------   ------------   --------------    -----------    -----------    -----------
        NET SHARE ACTIVITY                (11,054,033)    (3,445,291)     (13,991,796)       (87,113)      (144,606)      (754,608)
                                         ============   ============   ==============    ===========    ===========    ===========

  STATEMENTS OF CHANGES IN NET ASSETS

                                                           CHINA REGION FUND
                                              -------------------------------------------
                                               YEAR ENDED     PERIOD ENDED    YEAR ENDED
                                              DECEMBER 31,    DECEMBER 31,     JUNE 30,
                                                  2009          2008(a)          2008

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
-----------------------------------------------------------------------------------------
    Net investment loss                       $  (377,483)    $  (128,137)    $  (301,827)
    Net realized gain (loss)                    7,910,825     (25,290,168)      8,268,285
    Net unrealized appreciation
    (depreciation)                             11,635,412      (3,141,768)    (21,280,538)
                                              -----------     -----------     -----------
        NET INCREASE (DECREASE) IN NET
          ASSETS FROM OPERATIONS               19,168,754     (28,560,073)    (13,314,080)

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------
    From net investment income                         --              --        (862,509)
    From net capital gains                             --              --     (24,776,876)
    Tax return of capital                              --              --      (1,395,287)
                                              -----------     -----------     -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS            --              --     (27,034,672)

FROM CAPITAL SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------
    Proceeds from shares sold                  17,131,885       6,720,245      87,256,997
    Distributions reinvested                           --              --      26,049,930
    Proceeds from short-term trading fees          85,053          59,386         363,983
                                              -----------     -----------     -----------
                                               17,216,938       6,779,631     113,670,910
    Cost of shares redeemed                   (18,410,242)    (20,981,063)    (86,017,501)
                                              -----------     -----------     -----------
        NET INCREASE (DECREASE) IN NET
          ASSETS FROM CAPITAL SHARE
          TRANSACTIONS                         (1,193,304)    (14,201,432)     27,653,409

-----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS          17,975,450     (42,761,505)    (12,695,343)
-----------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                            38,347,870      81,109,375      93,804,718

-----------------------------------------------------------------------------------------
END OF PERIOD                                 $56,323,320     $38,347,870     $81,109,375
-----------------------------------------------------------------------------------------
Distributions in excess of net investment
 income, end of period                        $  (661,723)    $  (722,297)    $(1,910,999)
                                              ===========     ===========     ===========

CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------
    Shares sold                                 2,675,507         979,972       6,246,450
    Shares reinvested                                  --              --       2,136,992
    Shares redeemed                            (2,794,611)     (3,044,240)     (6,934,355)
                                              -----------     -----------     -----------
        NET SHARE ACTIVITY                       (119,104)     (2,064,268)      1,449,087
                                              ===========     ===========     ===========

(a)  for the six-month fiscal period ended December 31, 2008

See accompanying notes to financial statements.

  NOTES TO FINANCIAL STATEMENTS                    December 31, 2009

NOTE 1: SIGNIFICANT ACCOUNTING POLICIES

 U.S. Global Investors Funds (Trust), consisting of thirteen separate funds (Funds), is organized as a Delaware statutory trust. Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. All funds are diversified with the exception of Global Resources, World Precious Minerals, Gold and Precious Metals, Eastern European, Global Emerging Markets and China Region. A nondiversified fund may invest a significant portion of its assets in a small number of companies.

 Effective October 1, 2008, U.S. Global Investor Funds and U.S.
 Global Accolade Funds reorganized from two separate Massachusetts business trusts into a single Delaware statutory trust under the name U.S. Global Investors Funds.

 Effective December 31, 2008, the fiscal year for all Funds in the Trust changed to December 31. The four Funds previously in the U.S. Global Accolade Funds Trust (Holmes Growth, Global MegaTrends, Eastern European and Global Emerging Markets) had a fiscal year that ended October 31. The fiscal period ended December 31, 2008, presented in these financial statements is a two-month period for these Funds. The nine funds originally in the U.S. Global Investors Funds Trust (U.S. Treasury Securities Cash, U.S. Government Securities Savings, Near-Term Tax Free, Tax Free, All American Equity, Global Resources, World Precious Minerals, Gold and Precious Metals and China Region) had a fiscal year that ended June
 30. The fiscal period ended December 31, 2008, presented is a six-month period for these Funds.

 The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S.
 generally accepted accounting principles.

 A. SECURITY VALUATIONS
 The Funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security's primary exchange of its market at the time of daily valuation. Securities for which no sale was reported are valued at the mean between the last reported bid and asked quotation. Short-term investments with effective maturities of sixty days or less at the date of purchase may be valued at amortized cost, which approximates market value. An independent pricing service values municipal securities, long-term U.S. Government obligations and corporate debt securities using a system based on such factors as credit rating, maturity, coupon and type of security to determine fair value.

 B. FAIR VALUED SECURITIES
 Securities for which market quotations are not readily available or which are subject to legal restrictions are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the

  NOTES TO FINANCIAL STATEMENTS                    December 31, 2009

 Board of Trustees. The following factors are generally considered in determining fair value: nature and duration of any trading restrictions, trading volume, market values of unrestricted shares of the same or similar class, investment management's judgment regarding the market experience of the issuer, financial status and other operational and market factors affecting the issuer, issuer's management, quality of the underlying property based on review of independent geological studies, the extent of a Fund's investment in the trading securities of the issuer; and other relevant matters. The fair values may differ from what would have been used had a broader market for these securities existed.

 For securities traded on international exchanges, if events which may materially affect the value of a Fund's securities occur after the close of the primary exchange and before a Fund's net asset value is next determined, then those securities will be valued at their fair value as determined in good faith under the supervision of the Board of Trustees. The Funds may use a systematic fair value model provided by an independent third party to value international securities. At December 31, 2009, this model was used to value certain foreign securities in Global MegaTrends, Global Resources, World Previous Minerals, Gold and Precious Metals, Eastern European, Global Emerging Markets and China Region Funds.

 C. SECURITY TRANSACTIONS AND INVESTMENT INCOME
 Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, which may include original issue discount, is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, respectively, on a yield-to-maturity basis as adjustments to interest income. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

 The Funds may purchase securities on a when-issued or delayed-delivery basis and segregate the liquid assets on their books collateral with a value at least equal to the amount of the commitment. Losses may arise due to the changes in the value of the underlying securities or if the counterparty does not perform under the contract.

 The equity funds may invest in private placements and initial public offerings (IPOs), the volatility of which may significantly affect performance. There is no guarantee that these high-risk investments will affect a Fund's performance in the same way in the future.

  NOTES TO FINANCIAL STATEMENTS                    December 31, 2009

 D. REPURCHASE AGREEMENTS
 The Funds may enter into repurchase agreements with recognized financial institutions or registered broker-dealers and, in all instances, hold as collateral, underlying securities with a value exceeding the principal amount of the repurchase obligation. The Funds use joint tri-party repurchase agreement accounts with other funds under common management where uninvested cash is collectively invested in repurchase agreements, and each participating fund owns an undivided interest in the account.

 E. FOREIGN CURRENCY TRANSACTIONS
 Some Funds may invest in securities of foreign issuers. The accounting records of these Funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current prevailing exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the respective dates of the transactions. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

 F. FEDERAL INCOME TAXES
 The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. Each Fund may be subject to foreign taxes on income and gains on investments, which are accrued based on the Fund's understanding of the tax rules and regulations in the foreign markets.

 The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in the 2009 tax returns. Tax years 2005 through 2008 remain subject to examination by major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts. The Funds have no examinations in progress. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

  NOTES TO FINANCIAL STATEMENTS                    December 31, 2009

 G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 The Funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, periodic reclassifications related to permanent book and tax basis differences are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax regulations.

 The Funds generally pay income dividends and distribute capital gains, if any, annually. The U.S. Treasury Securities Cash and U.S. Government Securities Savings Funds accrue dividends on a daily basis with payment monthly. The Tax Free and Near-Term Tax Free Funds pay monthly dividends. Dividends and distributions payable at period end are processed for reinvestment on the following business day. A Fund may elect to designate a portion of the earnings and profits distributed to shareholders on the redemption of fund shares during the year as distributions for federal income tax purposes.

 H. EXPENSES
 Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Expense offset arrangements have been made with the Funds' custodian so the custodian fees may be paid indirectly by credits earned on the Funds' cash balances. Such deposit arrangements are an alternative to overnight investments.

 I. SHORT-TERM TRADING (REDEMPTION) FEES
 Shares held in the All American Equity Fund 30 days or less are subject to a short-term trading fee equal to 0.10% of the proceeds of the redeemed shares. Shares held in the Holmes Growth, Global MegaTrends and Global Resources Funds 30 days or less are subject to a short-term trading fee equal to 0.25% of the proceeds of the redeemed shares. Shares held in the World Precious Minerals and Gold and Precious Metals Funds 30 days or less are subject to a short-term trading fee equal to 0.50% of the proceeds of the redeemed shares. Shares held in the Eastern European and Global Emerging Markets Funds 180 days or less are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. Shares held in the China Region Fund 180 days or less are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. These fees, which are retained by the Funds, are accounted for as an addition to paid-in capital.

 J. USE OF ESTIMATES IN FINANCIAL STATEMENT PREPARATION
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements

  NOTES TO FINANCIAL STATEMENTS                    December 31, 2009

 and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 K. SUBSEQUENT EVENTS EVALUATION
 Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 22, 2010, the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

 L. NEW ACCOUNTING PRONOUNCEMENTS
 In January 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2010-06, Improving Disclosures about Fair Value Measurements. This ASU will add new requirements for disclosures into and out of Levels 1 and 2 fair-value measurements and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair-value measurements. It also clarifies existing fair value disclosures about the level of disaggregation, inputs and valuation techniques. Except for the detailed Level 3 reconciliation disclosures, the guidance in the ASU is effective for annual and interim reporting periods in fiscal years beginning after December 15, 2009. The new disclosures for Level 3 activity are effective for annual and interim reporting periods in fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that adoption will have on the Funds' financial statement disclosures.

NOTE 2: FINANCIAL DERIVATIVE INSTRUMENTS

 A. OPTIONS CONTRACTS
 The equity Funds purchase or write (sell) options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. The use of options carries the risks of a change in value of the underlying instruments, an illiquid secondary market, or failure of the counterparty to perform its obligations.

 A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the issuer of the option the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underlying instrument at the exercise price.

 Purchasing a put option tends to decrease a Fund's exposure to the underlying instrument, whereas purchasing a call option tends to increase a Fund's exposure to the underlying instrument. A Fund pays a premium which is included in the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid to purchase options which expire are treated as realized losses. Premiums paid to purchase

  NOTES TO FINANCIAL STATEMENTS                    December 31, 2009

 options which are exercised or closed are added to the cost of securities acquired or the proceeds from securities sold. The risk associated with purchasing put and call options is limited to the premium paid.

 The Funds will realize a loss equal to all or a part of the premium paid for an option if the price of the underlying security or other instrument decreases or does not increase by more than the premium (in the case of a call option), or if the price of the underlying security or other instrument increases or does not decrease by more than the premium (in the case of a put option).

 Writing a put option tends to increase a Fund's exposure to the underlying instrument, whereas writing a call option tends to decrease a Fund's exposure to the underlying instrument. The premium received is recorded as liability in the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying transaction to determine the realized gain or loss. Written options include a risk of loss in excess of the option premium. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased
 (put) and thus bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

 A Fund's ability to close out its position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the market for that particular option. There can be no guarantee that a fund will be able to close out an option position when desired. An inability to close out its option positions may reduce a Fund's anticipated profits or increase its losses.

 As of December 31, 2009, portfolio securities valued at $90,192 and $202,932 were held in escrow by the custodian as cover for call options written for the All American and Holmes Growth Fund, respectively.

  NOTES TO FINANCIAL STATEMENTS                    December 31, 2009

 Transactions in written call options during the year ended December 31, 2009, were as follows:

                                                   ALL AMERICAN                   HOLMES
                                                   EQUITY FUND                 GROWTH FUND
                                            -----------------------------------------------------
                                              NUMBER OF      PREMIUMS    NUMBER OF     PREMIUMS
                                              CONTRACTS      RECEIVED    CONTRACTS     RECEIVED
  Options outstanding at December 31, 2008          --      $      --          --    $         --
  Options written                                1,227        194,347       2,575         576,418
  Options closed                                  (841)      (130,584)     (2,360)       (505,140)
  Options expired                                 (304)       (38,703)       (179)        (63,430)
  Options exercised                                (66)       (21,572)         --              --
                                               -------      ---------     -------    ------------
  Options outstanding at December 31, 2009          16      $   3,488          36    $      7,848
                                               =======      =========     =======    ============

                                                     GLOBAL                      GLOBAL
                                                 MEGATRENDS FUND             RESOURCES FUND
                                            -----------------------------------------------------
                                              NUMBER OF     PREMIUMS    NUMBER OF      PREMIUMS
                                              CONTRACTS     RECEIVED    CONTRACTS      RECEIVED
  Options outstanding at December 31, 2008         --       $     --          --     $         --
  Options written                               1,612        303,059     128,747       21,967,057
  Options closed                               (1,360)      (237,926)    (98,537)     (17,212,301)
  Options expired                                 (32)       (21,112)    (10,350)      (1,494,938)
  Options exercised                              (220)       (44,021)    (17,860)      (2,531,837)
                                               ------       --------     -------     ------------
  Options outstanding at December 31, 2009         --       $     --       2,000     $    727,981
                                               ======       ========     =======     ============

                                                  WORLD PRECIOUS            GOLD AND PRECIOUS
                                                  MINERALS FUND                METALS FUND
                                            ----------------------------------------------------
                                              NUMBER OF     PREMIUMS     NUMBER OF    PREMIUMS
                                              CONTRACTS     RECEIVED     CONTRACTS    RECEIVED
  Options outstanding at December 31, 2008       2,557    $   180,422       2,193    $   163,402
  Options written                               50,578      8,903,042      38,848      5,606,890
  Options closed                               (27,322)    (4,455,650)    (20,280)    (2,358,197)
  Options expired                               (6,501)      (767,938)     (6,815)      (767,668)
  Options exercised                            (19,312)    (3,859,876)    (13,946)    (2,644,427)
                                               -------    -----------     -------    -----------
  Options outstanding at December 31, 2009          --    $        --          --    $        --
                                               =======    ===========     =======    ===========

                                                     EASTERN               GLOBAL EMERGING
                                                  EUROPEAN FUND              MARKETS FUND
                                            -------------------------------------------------
                                              NUMBER OF     PREMIUMS     NUMBER OF   PREMIUMS
                                              CONTRACTS     RECEIVED     CONTRACTS   RECEIVED
  Options outstanding at December 31, 2008         --     $        --        --      $     --
  Options written                              17,400       2,571,627       663       108,198
  Options closed                               (9,000)     (1,491,848)     (593)      (93,603)
  Options expired                                  --              --        --            --
  Options exercised                            (8,400)     (1,079,779)      (70)      (14,595)
                                               ------     -----------      ----      --------
  Options outstanding at December 31, 2009         --     $        --        --      $     --
                                               ======     ===========      ====      ========

                                                      CHINA
                                                   REGION FUND
                                            -------------------------
                                              NUMBER OF     PREMIUMS
                                              CONTRACTS     RECEIVED
  Options outstanding at December 31, 2008        --        $     --
  Options written                                805         174,198
  Options closed                                (300)       (132,306)
  Options expired                               (500)        (41,471)
  Options exercised                               (5)           (421)
                                                ----        --------
  Options outstanding at December 31, 2009        --        $     --
                                                ====        ========

  NOTES TO FINANCIAL STATEMENTS                    December 31, 2009

 B. FORWARD FOREIGN CURRENCY CONTRACTS
 The Funds enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions or to defend the portfolio against currency fluctuations. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

 Open forward foreign currency contracts at December 31, 2009, were:

                                        FOREIGN    IN EXCHANGE   SETTLEMENT            UNREALIZED       UNREALIZED
  FUND CONTRACT                         CURRENCY     FOR USD        DATE     VALUE    APPRECIATION    (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------
  World Precious Minerals Fund
    PURCHASES:
    South African Rands                  18,452      $ 2,500      01/08/10   $2,488       $ --            $(12)

 C. SUMMARY OF DERIVATIVE INSTRUMENTS
 The following is a summary of the valuations of derivative instruments categorized by location in the Statement of Assets and Liabilities as of December 31, 2009:

                                                                                      GLOBAL       GLOBAL
                                                     ALL AMERICAN   HOLMES GROWTH   MEGATRENDS   RESOURCES
  LOCATION                                           EQUITY FUND        FUND           FUND         FUND
  ---------------------------------------------------------------------------------------------------------
  ASSET DERIVATIVES
  Investments, at value
      Equity contracts - Note 2 A                      $140,650        $83,600       $ 52,250    $2,343,700
  Unrealized appreciation on foreign currency
    exchange contracts
      Foreign exchange contracts - Note 2 B                  --             --             --            --
                                                     ------------------------------------------------------
  TOTAL                                                $140,650        $83,600       $ 52,250    $2,343,700
                                                     ------------------------------------------------------

  LIABILITY DERIVATIVES
  Liability derivatives
  Written options at value
      Equity contracts - Note 2 A                      $ (4,160)       $(9,360)      $     --    $ (638,500)
  Unrealized depreciation on foreign currency
    exchange contracts
      Foreign exchange contracts - Note 2 B                  --             --             --            --
                                                     ------------------------------------------------------
  TOTAL                                                $ (4,160)       $(9,360)      $     --    $ (638,500)
                                                     ------------------------------------------------------

  NOTES TO FINANCIAL STATEMENTS                    December 31, 2009

                                                         WORLD       GOLD &                GLOBAL
                                                        PRECIOUS    PRECIOUS   EASTERM    EMERGING    CHINA
                                                        MINERALS     METALS    EUROPEAN   MARKETS     REGION
  LOCATION                                                FUND        FUND       FUND       FUND       FUND
  -----------------------------------------------------------------------------------------------------------
  ASSET DERIVATIVES
  Investments, at value
      Equity contracts - Note 2 A                      $1,603,790   $707,595   $802,500   $31,350    $125,400
  Unrealized appreciation on foreign currency
    exchange contracts
      Foreign exchange contracts - Note 2 B                    --         --         --        --          --
                                                       ------------------------------------------------------
  TOTAL                                                $1,603,790   $707,595   $802,500   $31,350    $125,400
                                                       ------------------------------------------------------

  LIABILITY DERIVATIVES
  Written options at value
      Equity contracts - Note 2 A                      $       --   $     --   $     --   $    --    $     --
  Unrealized depreciation on foreign currency
    exchange contracts
      Foreign exchange contracts - Note 2 B                   (12)        --         --        --          --
                                                       ------------------------------------------------------
  TOTAL                                                $      (12)  $     --   $     --   $    --    $     --
                                                       ------------------------------------------------------

 The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009:

                                                                                     GLOBAL        GLOBAL
                                                    ALL AMERICAN   HOLMES GROWTH   MEGATRENDS    RESOURCES
  LOCATION                                          EQUITY FUND        FUND           FUND          FUND
  ----------------------------------------------------------------------------------------------------------

  REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED
    IN INCOME
  Realized gain (loss) from securities
      Equity contracts                               $ (99,539)      $   5,397     $ (52,036)   $(17,318,284)
  Realized gain (loss) on written options
      Equity contracts                                 (24,285)       (311,725)     (135,572)      3,583,868
  Net realized gain (loss) on foreign currency
    transactions
      Foreign exchange contracts                            --         (12,047)        5,867        (544,106)
                                                    --------------------------------------------------------
                                                     $(123,824)      $(318,375)    $(181,741)   $(14,278,522)
                                                    --------------------------------------------------------

  CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION)
    ON DERIVATIVES RECOGNIZED IN INCOME
  Net change in unrealized appreciation
    (depreciation) on investments
      Equity contracts                               $  17,576       $   2,451     $   1,532    $ 10,355,621
  Net change in unrealized appreciation
    (depreciation) on options written
      Equity contracts                                    (672)         (1,512)           --         (89,481)
  Net change in unrealized appreciation
    (depreciation) on translation of assets and
    liabilities denominated in foreign currencies
      Foreign exchange contracts                            --              --            --              --
                                                    --------------------------------------------------------
                                                        16,904             939         1,532      10,266,140
                                                    --------------------------------------------------------
  TOTAL                                              $(106,920)      $(317,436)    $(180,209)   $ (4,012,382)
                                                    --------------------------------------------------------

  NOTES TO FINANCIAL STATEMENTS                    December 31, 2009

                                                    WORLD         GOLD &                     GLOBAL
                                                   PRECIOUS      PRECIOUS       EASTERM     EMERGING     CHINA
                                                   MINERALS       METALS       EUROPEAN     MARKETS     REGION
  LOCATION                                           FUND          FUND          FUND         FUND       FUND
--------------------------------------------------------------------------------------------------------------
  REALIZED GAIN/(LOSS) ON DERIVATIVES
    RECOGNIZED IN INCOME
  Realized gain (loss) from securities
      Equity contracts                           $(11,088,416)  $ 6,728,975   $  (896,802)  $(61,908)  $   6,594
  Realized gain on written options
      Equity contracts                              7,161,156     4,688,888      (218,686)   (36,411)   (182,935)
  Net realized gain (loss) on foreign currency
    transactions
      Foreign exchange contracts                     (558,333)     (103,240)      115,283      2,933          --
                                                 ---------------------------------------------------------------
                                                 $ (4,485,593)  $11,314,623   $(1,000,205)  $(95,386)  $(176,341)
                                                 ---------------------------------------------------------------
  CHANGE IN UNREALIZED APPRECIATION/
    (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
    INCOME
  Net change in unrealized (depreciation) on
    investments
      Equity contracts                           $    432,509   $   588,324   $  (207,000)  $    919   $   3,677
  Net change in unrealized appreciation
    (depreciation) on options written
      Equity contracts                                  8,778        29,898            --         --          --
  Net change in unrealized appreciation
    (depreciation) on translation of assets and
    liabilities denominated in foreign
    currencies
      Foreign exchange contracts                          (12)           --            (6)        --          --
                                                 ---------------------------------------------------------------
                                                      441,275       618,222      (207,006)       919       3,677
                                                 ---------------------------------------------------------------
  TOTAL                                          $ (4,044,318)  $11,932,845   $(1,207,211)  $(94,467)  $(172,664)
                                                 ---------------------------------------------------------------

 The average notional amounts of written options, purchased options and forward currency contracts outstanding during the year ended
 December 31, 2009 were approximately as follows:


                                                                 WRITTEN      PURCHASED         FOREIGN
  FUND                                                           OPTIONS       OPTIONS     EXCHANGE CONTRACTS
  -----------------------------------------------------------------------------------------------------------

  All American Equity                                           $    6,752   $    84,014        $    --
  Holmes Growth                                                     31,911        42,087             --
  Global MegaTrends                                                  9,629        22,362             --
  Global Resources                                               1,293,915     3,577,613         34,417
  World Precious Minerals                                          880,942     5,191,492         12,716
  Gold and Precious Metals                                         420,920     1,948,184          3,784
  Eastern European                                                 252,963       258,688          3,051
  Global Emerging Markets                                            8,250        10,824             78
  China Region                                                       9,059        30,431             --

  NOTES TO FINANCIAL STATEMENTS                    December 31, 2009

NOTE 3: RELATED PARTY TRANSACTIONS
U.S. Global Investors, Inc. (Adviser), under an investment advisory agreement with the Trust in effect through September 30, 2010, furnishes management and investment advisory services and, subject to the supervision of the trustees, directs the investments of each Fund according to its investment objectives, policies and limitations. The Adviser also furnishes all necessary office facilities, business equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the Funds, is the controlling owner of the Adviser.

For the services of the Adviser, each Fund pays a base management or advisory fee based upon its net assets. Fees are accrued daily and paid monthly. The contractual management fee for each fund is:

                                                    ANNUAL PERCENTAGE OF
                 FUND                             AVERAGE DAILY NET ASSETS
  -------------------------------------------------------------------------------
  U.S. Treasury Securities Cash and        .50% of the first $250,000,000 and

  U.S. Government Securities Savings       .375% of the excess

  Near-Term Tax Free                       0.50%

  Tax Free                                 .75% of the first $250,000,000 and
                                           .50% of the excess

  All American Equity                      .80% of the first $500,000,000 and
                                           .75% of the excess

  Holmes Growth and Global MegaTrends      1.00%

  Global Resources                         .95% of the first $500,000,000; .90% of
                                           $500,000,001 to $1,000,000,000 and
                                           .85% of the excess

  World Precious Minerals                  1.00% of the first $500,000,000; .95% of
                                           $500,000,001 to $1,000,000,000 and
                                           .90% of the excess

  Gold and Precious Metals                 .90% of the first $500,000,000 and
                                           .85% of the excess

  Eastern European                         1.25%

  Global Emerging Markets                  1.375%

  China Region                             1.25%

  NOTES TO FINANCIAL STATEMENTS                    December 31, 2009

 The advisory agreement for the equity funds also provides, effective October 1, 2009, that the base advisory fee will be adjusted upwards or downwards by 0.25 percent if there is a performance difference of 5 percent or more between a Fund's performance and that of its designated benchmark index over the prior 12 months. The benchmarks are as follows:

               FUND                           BENCHMARK INDEX
  -----------------------------------------------------------------------
  All American Equity              S&P 500 Index

  Holmes Growth                    S&P Composite 1500 Index

  Global MegaTrends                S&P 500 Index

  Global Resources                 Morgan Stanley Commodity Related
                                   Equity Index

  World Precious Minerals          NYSE Arca Gold Miners Index

  Gold and Precious Metals         FTSE Gold Mines Index

  Eastern European                 MSCI Emerging Markets Europe 10/40
                                   Index (Net Total Return)

  Global Emerging Markets          MSCI Emerging Markets Total Net Return
                                   Index

  China Region                     Hang Seng Composite Index

 No performance adjustment is applied unless the difference between the Fund's investment performance and the benchmark is 5 percent or greater (positive or negative) during the applicable performance measurement period. The performance fee adjustment is calculated monthly in arrears and is accrued ratably during the month. The management fee, net of any performance fee adjustment, is paid monthly in arrears.

 The Funds' prospectus and statement of additional information contain additional information about the performance adjustment. The amounts shown as management fees on the Statements of Operations reflects the base fee plus/minus any performance adjustment. During the three-month period from October 1, 2009, the date the performance fee became effective, through December 31, 2009, the Funds recorded performance adjustments as follows:

               FUND                PERFORMANCE FEE ADJUSTMENT
  -----------------------------------------------------------
  All American Equity                       $  (6,421)
  Holmes Growth                               (14,182)
  Global MegaTrends                                --
  Global Resources                           (350,266)
  World Precious Minerals                     186,311
  Gold and Precious Metals                     43,707
  Eastern European                           (221,032)
  Global Emerging Markets                      (6,862)
  China Region                                (28,347)

  NOTES TO FINANCIAL STATEMENTS                    December 31, 2009

 Under an administrative services agreement, the Funds compensate the Adviser at an annual rate of 0.08 percent of the average daily net assets of each Fund for administrative services provided.

 All equity Funds in the Trust have adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 in which a subsidiary of the Adviser is paid a fee at an annual rate of 0.25% of the average daily net assets of each Fund for sales and promotional services related to the distribution of each Fund's shares.

 Effective October 1, 2009, the Adviser has voluntarily agreed to reimburse specific funds so that their total operating expenses will not exceed certain annual percentages of average net assets. Expenses were limited from October 1, 2009, through December 31, 2009, as follows: U.S. Treasury Securities Cash Fund at 1.00%, U.S. Government Securities Savings Fund at 0.45%, Near-Term Tax Free Fund at 0.45%, Tax Free Fund at 0.70%, All American Equity Fund at 2.20%, Holmes Growth Fund at 2.20%, Global MegaTrends Fund at 2.35%, Global Resources Fund, World Precious Minerals Fund, and Gold and Precious Metals Funds at 1.90%, Eastern European Fund at 2.85%, Global Emerging Markets Fund at 3.15% and China Region Fund at 2.55%. These expense limitations are exclusive of any performance fee adjustments and will continue on a voluntary basis at the Adviser's discretion.

 Prior to October 1, 2009, the operating expenses were limited during the fiscal year as follows: U.S. Treasury Securities Cash Fund at 1.00%, U.S. Government Securities Savings Fund at 0.45%, Near-Term Tax Free Fund at 0.45%, Tax Free Fund at 0.70%, All American Equity Fund at 1.75%, Holmes Growth Fund at 1.75%, Global MegaTrends Fund at 1.85%, Global Resources Fund, World Precious Minerals Fund, and Gold and Precious Metals Funds at 1.50%, Eastern European Fund at 2.25%, Global Emerging Markets Fund at 2.50% and China Region Fund at 2.00%.

 As of March 19, 2008, the Adviser voluntarily agreed to waive fees and/or reimburse U.S. Treasury Securities Cash Fund and U.S. Government Securities Savings Fund to the extent necessary to maintain the respective fund's yield at a certain level as determined by the Adviser (Minimum Yield). The Adviser may recapture any fees waived and/or expenses reimbursed within three years after the end of the fiscal year of such waiver and/or reimbursement to the extent that such recapture would not cause the fund's yield to fall below the Minimum Yield. For the year ended December 31, 2009, fees waived and/or expenses reimbursed as a result of this agreement were $789,420 and $258,561 for the U.S. Treasury Securities Cash Fund and the U.S. Government Securities Savings Fund, respectively. These amounts are recoverable by the Adviser through December 31, 2012. In addition, $170,642 is recoverable by the Adviser from the U.S. Treasury Securities

  NOTES TO FINANCIAL STATEMENTS                    December 31, 2009


 Cash Fund through December 31, 2011, for fees waived and/or expenses reimbursed in the prior fiscal year.

 Prior to November 7, 2008, for the Eastern European Fund and Global Emerging Markets Fund, the Adviser contracted with and compensated subadviser Charlemagne Capital (IOM) Limited to serve in the execution of the Adviser's investment responsibilities. Effective November 7, 2008, the Adviser assumed the day-to-day management of both the Eastern European Fund and the Global Emerging Markets Fund. Charlemagne continues to provide non-discretionary advisory services to the Adviser, but is not responsible for the investment or management of the Funds' assets.

 United Shareholder Services, Inc. (USSI), a wholly-owned subsidiary of the Adviser, is the transfer agent for the Funds. Each Fund pays an annual fee based on the number of shareholder accounts, certain base fees and transaction-and activity-based fees for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the Funds. Effective October 1, 2008, as noted above, the Funds no longer reimburse the Adviser for in-house legal and administration services as those services are included in the administrative services agreement. The Adviser was reimbursed for services of the Funds' Chief Compliance Officer during the year ended December 31, 2009, in the amount of $153,345. The Funds will continue to reimburse the Adviser for certain compliance services.

 Brown Brothers Harriman & Co. (BBH) serves as the custodian, fund accounting and administration service agent with a fee structure based on average net assets of the Funds, certain base fees and transaction-based fees. BBH voluntarily waived certain fund accounting service fees for the six-month period ended December 31, 2009, as shown on the Statements of Operations. This voluntary fee waiver ended December 31, 2009.

 The independent Trustees receive compensation for serving on the Board. Trustees serving as Chairman of the Board or a special committee or as a member of a committee receive additional compensation. Trustees are also reimbursed for out-of-pocket expenses incurred while attending meetings. Frank E. Holmes receives no compensation from the Funds for serving on the Board.

  NOTES TO FINANCIAL STATEMENTS                    December 31, 2009

NOTE 4: INVESTMENTS

 Cost of purchases and proceeds from sales of long-term securities for the year ended December 31, 2009, are summarized as follows:

                  FUND                      PURCHASES          SALES
  -----------------------------------------------------------------------
  Near-Term Tax Free                      $   10,926,753   $       35,000
  Tax Free                                     3,494,454           45,000
  All American Equity                         45,435,299       47,903,282
  Holmes Growth                               65,945,614       69,583,895
  Global MegaTrends                           22,053,413       25,902,921
  Global Resources                         1,010,558,945    1,032,054,611
  World Precious Minerals                    319,247,876      397,730,984
  Gold and Precious Metals                   243,588,403      289,972,368
  Eastern European                           265,234,359      341,422,652
  Global Emerging Markets                     16,835,856       18,037,303
  China Region                               135,483,799      140,878,743

 U.S. Treasury Securities Cash and U.S. Government Securities
 Savings held only short-term investments. The Funds neither purchased nor sold long-term U.S. government securities during the period.

 Investments in foreign issuers as a percent of total investments at December 31, 2009, were: 7.51% of All American Equity, 27.89% of Holmes Growth, 60.75% of Global MegaTrends, 53.82% of Global Resources, 84.45% of World Precious Minerals, 77.80% of Gold and Precious Metals, 91.35% of Eastern European, 82.25% of Global Emerging Markets and 84.17% of China Region.

  NOTES TO FINANCIAL STATEMENTS                    December 31, 2009

NOTE 5: TAX INFORMATION

 The following table presents the income tax basis of securities owned at December 31, 2009, and the tax basis components of net unrealized appreciation (depreciation):

                                                          GROSS           GROSS       NET UNREALIZED
                                          AGGREGATE     UNREALIZED     UNREALIZED     APPRECIATION/
              FUND                         TAX COST    APPRECIATION   DEPRECIATION    (DEPRECIATION)
  --------------------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash          $104,033,790 $         --    $          --    $         --
  U.S. Government Securities Savings      194,072,015           --               --              --
  Near-Term Tax Free                       23,366,121      664,296          (79,441)        584,855
  Tax Free                                 21,361,303      893,644         (413,446)        480,198
  All American Equity                      14,041,089    2,606,205         (161,908)      2,444,297
  Holmes Growth                            32,048,853    5,516,023         (260,795)      5,255,228
  Global MegaTrends                        24,742,684    4,666,718         (875,084)      3,791,634
  Global Resources                        723,416,122  129,576,588     (110,273,703)     19,302,885
  World Precious Minerals                 705,370,362   66,800,301     (129,439,830)    (62,639,528)
  Gold and Precious Metals                207,726,897   44,333,464      (15,041,819)     29,291,645
  Eastern European                        429,852,286   56,530,873      (17,595,335)     38,935,538
  Global Emerging Markets                  13,312,281    2,323,885       (1,516,497)        807,388
  China Region                             47,352,508    9,773,947         (584,127)      9,189,820

 As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

                                       UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED   NET UNREALIZED
                                        TAX-EXEMPT       ORDINARY        LONG-TERM     APPRECIATION/
             FUND                         INCOME          INCOME       CAPITAL GAINS   (DEPRECIATION)
  ---------------------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash            $   --       $       829         $--         $         --
  U.S. Government Securities Savings           --           260,734          --                   --
  Near-Term Tax Free                        9,817            11,658          --              584,855
  Tax Free                                  3,509            30,631          --              480,198
  All American Equity                          --                --          --            2,433,624
  Holmes Growth                                --           456,807          --            5,253,511
  Global MegaTrends                            --            35,372          --            3,791,494
  Global Resources                             --        22,010,983          --           19,391,505
  World Precious Minerals                      --        76,506,233          --          (62,607,300)
  Gold and Precious Metals                     --         4,005,264          --           29,308,697
  Eastern European                             --                --          --           38,907,053
  Global Emerging Markets                      --                --          --              807,441
  China Region                                 --                --          --            9,195,906

 The differences between book-basis and tax-basis unrealized appreciation (depreciation) for All American Equity, Holmes Growth, Global MegaTrends, Global Resources, World Precious Minerals, Gold and Precious Metals, Eastern European, Global Emerging Markets and China Region Funds are attributable primarily to the tax deferral of losses on wash sales, investment in passive foreign investment companies (PFIC), forwards marked to markets, unreversed return of

  NOTES TO FINANCIAL STATEMENTS                    December 31, 2009

 capital in Canadian trusts, adjustments for partnerships, tax straddle loss deferrals on written options, and adjustments for grantor trusts.

 Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 2009, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                         ACCUMULATED NET     ACCUMULATED NET      PAID-IN
                FUND                    INVESTMENT INCOME     REALIZED GAIN       CAPITAL
  -----------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash            $        --        $         --      $        --
  U.S. Government Securities Savings          (200,000)                 --          200,000
  Near-Term Tax Free                                --                  --               --
  Tax Free                                          --                  --               --
  All American Equity                          176,093              (6,449)        (169,644)
  Holmes Growth                                205,283             869,283       (1,074,566)
  Global MegaTrends                              2,763              (2,763)              --
  Global Resources                           2,681,325          (2,453,833)        (227,492)
  World Precious Minerals                   23,574,640         (23,243,824)        (330,816)
  Gold and Precious Metals                   2,338,407          (2,103,425)        (234,982)
  Eastern European                            (122,933)            168,135          (45,202)
  Global Emerging Markets                       68,088             (15,232)         (52,856)
  China Region                                 438,057            (256,507)        (181,550)

 The tax character of distributions paid during the fiscal year ended December 31, 2009, were as follows:

                                        TAX-EXEMPT     ORDINARY       LONG-TERM     TAX RETURN
          FUND                            INCOME        INCOME      CAPITAL GAINS   OF CAPITAL      TOTAL
  ----------------------------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash          $     --    $   10,436      $        --     $     --    $    10,436
  U.S. Government Securities
   Savings                                     --        334,574              --           --        334,574
  Near-Term Tax Free                      462,656         32,117              --           --        494,773
  Tax Free                                677,673         38,269              --           --        715,942
  All American Equity                          --         91,991              --           --         91,991
  Holmes Growth                                --             --              --           --             --
  Global MegaTrends                            --         86,578              --           --         86,578
  Global Resources                             --             --              --           --             --
  World Precious Minerals                      --     24,089,084              --           --     24,089,084
  Gold and Precious Metals                     --        605,996              --           --        605,996
  Eastern European                             --             --              --           --             --
  Global Emerging Markets                      --             --              --           --             --
  China Region                                 --             --              --           --             --

  NOTES TO FINANCIAL STATEMENTS                    December 31, 2009

 The tax character of distributions paid during the fiscal year ended December 31, 2008, were as follows:

                                   TAX-EXEMPT     ORDINARY       LONG-TERM     TAX RETURN
            FUND                     INCOME        INCOME      CAPITAL GAINS   OF CAPITAL      TOTAL
  -----------------------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash     $     --    $  259,483      $        --     $     --    $   259,483
  U.S. Government Securities
   Savings                                --      2,801,889              --           --      2,801,889
  Near-Term Tax Free                 183,663         39,343              --           --        223,006
  Tax Free                           324,296         31,085              --           --        355,381
  All American Equity                     --          6,594              --           --          6,594
  Holmes Growth                           --             --              --           --             --
  Global MegaTrends                       --             --              --       25,988         25,988
  Global Resources                        --     10,465,142      85,843,436           --     96,308,578
  World Precious Minerals                 --             --      61,845,712           --     61,845,712
  Gold and Precious Metals                --      5,098,335       6,520,755           --     11,619,090
  Eastern European                        --             --              --           --             --
  Global Emerging Markets                 --             --              --      147,530        147,530
  China Region                            --             --              --           --             --

 The tax character of distributions paid during the fiscal year ended June 30, 2008, were as follows:

                                  TAX-EXEMPT     ORDINARY       LONG-TERM      TAX RETURN
           FUND                     INCOME        INCOME      CAPITAL GAINS    OF CAPITAL       TOTAL
  -------------------------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash    $     --   $  2,910,606    $         --      $       --   $  2,910,606
  U.S. Government Securities
   Savings                               --     15,993,388              --              --     15,993,388
  Near-Term Tax Free                397,725         61,285              --              --        459,010
  Tax Free                          598,358         69,833              --              --        668,191
  All American Equity                    --      2,184,301         518,139         110,537      2,812,977
  Global Resources                       --    149,122,250     105,446,649              --    254,568,899
  World Precious Minerals                --    120,839,685      82,005,547              --    202,845,232
  Gold and Precious Metals               --      1,341,359      24,180,522              --     25,521,881
  China Region                           --     23,799,607       1,839,778       1,395,287     27,034,672

 The tax character of distributions paid during the fiscal year ended October 31, 2008, were as follows:

                                                ORDINARY       LONG-TERM
                     FUND                        INCOME      CAPITAL GAINS      TOTAL
  ---------------------------------------------------------------------------------------

  Holmes Growth                               $       --     $         --    $         --
  Global MegaTrends                                    --       1,317,151       1,317,151
  Eastern European                             55,221,730     218,405,637     273,627,367
  Global Emerging Markets                       5,732,993       3,921,150       9,654,143

 Net realized capital loss carryforwards, for federal income tax purposes, may be used to offset current or future capital gains until expiration. The Funds' tax-basis capital gains and losses are determined only at the end of each fiscal year. The loss

  NOTES TO FINANCIAL STATEMENTS                    December 31, 2009

 carryforwards and related expiration dates for each fund, as of December 31, 2009, are as follows:

                                                         EXPIRATION DATE
                                      -----------------------------------------------------
              FUND                       2010       2011       2012       2013       2014
  -----------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash       $      285   $    --   $     --   $     --   $     --
  U.S. Government Securities Savings          --        --         --         --         --
  Near-Term Tax Free                          --    46,218     33,686      2,760    202,719
  Tax Free                                    --    88,733    421,236         --         --
  All American Equity                         --        --         --         --         --
  Holmes Growth                               --        --         --         --         --
  Global MegaTrends                           --        --         --         --         --
  Global Resources                            --        --         --         --         --
  World Precious Minerals                     --        --         --         --         --
  Gold and Precious Metals                    --        --         --         --         --
  Eastern European                            --        --         --         --         --
  Global Emerging Markets                     --        --         --         --         --
  China Region                                --        --         --         --         --

                                                          EXPIRATION DATE
                                      -------------------------------------------------------
                FUND                     2015          2016           2017          TOTAL
  -------------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash       $       --   $         --   $         --   $        285
  U.S. Government Securities Savings          --             --             --             --
  Near-Term Tax Free                       2,488            112            722        288,705
  Tax Free                                    --         10,697             --        520,666
  All American Equity                         --      3,190,748      2,938,489      6,129,237
  Holmes Growth                        2,281,824      2,829,615      5,264,310     10,375,749
  Global MegaTrends                    8,605,703      5,994,166        995,675     15,595,544
  Global Resources                            --    174,185,267    313,190,635    487,375,902
  World Precious Minerals                     --     43,501,061     65,130,599    108,631,660
  Gold and Precious Metals                    --     18,761,278      2,765,666     21,526,944
  Eastern European                            --     83,605,572    257,523,539    341,129,111
  Global Emerging Markets              4,262,898      2,965,929      5,814,949     13,043,776
  China Region                                --     24,409,458             --     24,409,458

                                POST OCTOBER 31, 2009
              FUND              CAPITAL LOSS DEFERRAL
  ---------------------------------------------------
  Tax Free                            $      208
  Holmes Growth                           27,977
  Global MegaTrends                      413,260
  World Precious Minerals              1,983,933
  Eastern European                     2,771,807
  Global Emerging Markets                266,119
  China Region                            92,773

 The above amounts, in accordance with tax rules, are deemed to have occurred on January 1, 2010.

NOTE 6: RISKS OF CONCENTRATIONS

 The Near-Term Tax Free Fund and the Tax Free Fund may be exposed to risks related to concentration of investments in a particular state or geographic area.

  NOTES TO FINANCIAL STATEMENTS                    December 31, 2009

 These investments present risks resulting from changes in economic conditions of the region or the issuer.

 The investment policies of the World Precious Minerals and Gold and Precious Metals Funds present unique risks to their respective portfolios' values. The prices of gold and other precious metals may be subject to fluctuations caused by international monetary and political developments including trade or currency restrictions, currency devaluation and revaluation, and social and political conditions within a country. Fluctuations in the prices of gold and other precious metals will affect the market values of the securities held by these funds.

 The Eastern European and Global Emerging Markets Funds may be exposed to risks not typically associated with investment in the United States due to their concentration of investments in emerging markets. These risks include possible revaluation of currencies, less public information about companies, disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. issuers.

 The China Region Fund may be exposed to risks not typically associated with investments in the United States, due to concentration of investments in foreign issuers in the region. These investments present risks resulting from disruptive political or economic conditions and the potential imposition of adverse governmental laws or currency exchange restrictions affecting the area.

NOTE 7: CREDIT ARRANGEMENTS

 Each of the Funds, along with other funds under common management, has a revolving credit facility with BBH. Borrowings of each Fund are collateralized by any or all of the securities held by BBH as the Fund's custodian up to the amount of the borrowing. Interest on borrowings is charged at the current overnight Federal Funds Rate plus 2%. Each Fund has a maximum borrowing limit of 10% of qualified assets. The aggregate of borrowings by all Funds under the agreement cannot exceed $30,000,000 at any one time. There were no borrowings under the revolving credit facility during the period ended December 31, 2009. The U.S. Global Investors Funds paid BBH a total of $45,625 in commitment fees during the year ended December 31, 2009, under this arrangement.

NOTE 8: SHARES OF BENEFICIAL INTEREST

 At December 31, 2009, individual shareholders holding more than 5% of outstanding shares comprised 19.60% and 6.55% of the Tax Free Fund and Global MegaTrends Fund, respectively. In addition, the Adviser held 8.24%, 6.52% and 7.45% of the U.S. Government Securities Savings Fund, Near-Term Tax Free Fund and Tax Free Fund, respectively. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Investment activities of these shareholders could have a material impact on the Funds.

  FINANCIAL HIGHLIGHTS

U.S. TREASURY SECURITIES CASH FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                       YEAR           SIX MONTHS
                                                      ENDED             ENDED                      YEAR ENDED JUNE 30,
                                                   DECEMBER 31,      DECEMBER 31,     -----------------------------------------
                                                       2009              2008             2008        2007       2006       2005

NET ASSET VALUE, BEGINNING OF PERIOD                    $1.00             $1.00          $1.00       $1.00      $1.00      $1.00
---------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                                    --(a)             --(a)         .02         .04        .03        .01
  Net realized and unrealized gain                         --                --             --          --         --         --
                                                     --------          --------       --------    --------   --------   --------
  Total from investment activities                         --(a)             --(a)         .02         .04        .03        .01
                                                     --------          --------       --------    --------   --------   --------
Distributions from net investment income                   --(a)             --(a)        (.02)       (.04)      (.03)      (.01)

---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $1.00             $1.00          $1.00       $1.00      $1.00      $1.00
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)                 .01%              .23%          2.46%       4.36%      3.11%      1.12%
Ratios to Average Net Assets: (c)
  Net investment income                                   .01%              .44%          2.43%       4.27%      3.06%      1.11%
  Total expenses                                         1.01%             1.11%          1.09%        .91%       .92%       .97%
  Expenses waived or reimbursed (d)(e)                   (.75)%            (.38)%         (.09)%      (.02)%       --         --
  Net recouped fees (e)                                    --                --             --(g)        --       .03%        --
  Net expenses (f)                                        .26%              .73%          1.00%        .89%       .95%       .97%

NET ASSETS, END OF PERIOD (IN THOUSANDS)             $103,889          $121,410       $111,955    $116,012   $119,028  $124,058

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

(e) During the year ended June 30, 2004, the Adviser waived fees and/or reimbursed expenses as a result of a Minimum Yield Agreement in the amount of $45,136. As allowed by the recapture provision of this agreement, the U.S. Treasury Securities Cash Fund reimbursed the Adviser the previously waived amount of $45,136 during the year ended June 30, 2006. During the year ended June 30, 2008, the Adviser waived fees and/or reimbursed expenses under the Minimum Yield Agreement in the amount of $4,259. The Fund reimbursed the Adviser the $4,259 during the year ended June 30, 2008. During the six months ended December 31, 2008, the Adviser waived fees and/or reimbursed expenses under the Minimum Yield Agreement in the amount of $170,642. During the year ended December 31, 2009, the Adviser waived fees and/or reimbursed expenses under the Minimum Yield Agreement in the amount of $789,420.

(f) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                                       YEAR           SIX MONTHS
                                                      ENDED             ENDED                     YEAR ENDED JUNE 30,
                                                   DECEMBER 31,      DECEMBER 31,     -----------------------------------------
                                                       2009              2008             2008       2007      2006       2005
    Ratios to Average Net Assets (c):
    Expenses offset (g)                                  --                --               --         --        --         --

(g)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.
                                                                 187

  FINANCIAL HIGHLIGHTS

U.S. GOVERNMENT SECURITIES SAVINGS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                       YEAR           SIX MONTHS
                                                      ENDED             ENDED                    YEAR ENDED JUNE 30,
                                                   DECEMBER 31,      DECEMBER 31,    ---------------------------------------------
                                                       2009              2008            2008       2007         2006       2005

NET ASSET VALUE, BEGINNING OF PERIOD                    $1.00             $1.00         $1.00       $1.00       $1.00      $1.00
----------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                                    --(a)            .01           .03         .05         .04        .02
  Net realized and unrealized gain                         --                --(a)         --(a)       --(a)       --         --
                                                     --------          --------      --------    --------    --------   --------
  Total from investment activities                         --(a)            .01           .03         .05         .04        .02
                                                     --------          --------      --------    --------    --------   --------
Distributions from net investment income                   --(a)           (.01)         (.03)       (.05)       (.04)      (.02)

--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $1.00             $1.00         $1.00       $1.00       $1.00      $1.00
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)                 .10%              .67%         3.47%       4.86%       3.69%      1.70%
Ratios to Average Net Assets: (c)
  Net investment income                                   .11%             1.36%         3.42%       4.75%       3.64%      1.67%
  Total expenses                                          .78%              .73%          .65%        .62%        .64%       .65%
  Expenses waived or reimbursed (d)                      (.42)%            (.26)%        (.20)%      (.17)%      (.19)%     (.20)%
  Net expenses (e)                                        .36%              .47%(g)       .45%        .45%        .45%       .45%

NET ASSETS, END OF PERIOD (IN THOUSANDS)             $263,232          $357,910      $446,208    $469,095    $435,417   $411,979

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. During the year ended December 31, 2009, the Adviser waived fees and/or reimbursed expenses as a result of a Minimum Yield Agreement in the amount of $258,561.

(e) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                                       YEAR           SIX MONTHS
                                                      ENDED             ENDED                    YEAR ENDED JUNE 30,
                                                   DECEMBER 31,      DECEMBER 31,     --------------------------------------------
                                                       2009              2008             2008       2007        2006       2005
    Ratios to Average Net Assets (c):
    Expenses offset (f)                                  --                --               --         --          --         --

(f)  Effect on the expense ratio was not greater than 0.005%.

(g) The annualized net expense ratio for the six months ended December 31, 2008, exceeded the limitation for the period due to the cost of participating in the U.S. Treasury Guarantee Program for the Money Market Funds. The cost to participate was without regard to the expense limitation.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

NEAR-TERM TAX FREE FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                       YEAR           SIX MONTHS
                                                      ENDED             ENDED                    YEAR ENDED JUNE 30,
                                                   DECEMBER 31,      DECEMBER 31,     --------------------------------------------
                                                       2009              2008             2008       2007        2006      2005*

NET ASSET VALUE, BEGINNING OF PERIOD                    $2.16             $2.14          $2.12      $2.12       $2.17      $2.17
----------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                                   .06               .03            .07        .07         .07        .07
  Net realized and unrealized gain (loss)                 .05               .02            .02         --(a)     (.05)      (.01)
                                                      -------           -------        -------    -------     -------    -------
  Total from investment activities                        .11               .05            .09        .07         .02        .06
                                                      -------           -------        -------    -------     -------    -------
Distributions from net investment income                 (.06)             (.03)          (.07)      (.07)       (.07)      (.06)

----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $2.21             $2.16          $2.14      $2.12       $2.12      $2.17
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)                5.00%             2.55%          4.42%      3.51%        .75%      2.75%
Ratios to Average Net Assets: (c)
  Net investment income                                  2.63%             3.15%          3.41%      3.43%       3.08%      2.79%
  Total expenses                                         1.53%             1.82%          1.91%      1.63%       1.54%      1.49%
  Expenses waived or reimbursed (d)                     (1.08)%           (1.37)%        (1.46)%    (1.18)%     (1.09)%    (1.04)%
  Net expenses (e)                                        .45%              .45%           .45%       .45%        .45%       .45%
Portfolio turnover rate                                    --(g)              8%             8%        22%         33%         5%

NET ASSETS, END OF PERIOD (IN THOUSANDS)              $23,337           $13,989        $13,603    $13,383     $15,830    $18,706

* The values shown for Near-Term Tax Free Fund prior periods have been adjusted to reflect the 5-for-1 stock split, which was effective on January 3, 2005.

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

(e) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                                       YEAR           SIX MONTHS
                                                      ENDED             ENDED                    YEAR ENDED JUNE 30,
                                                   DECEMBER 31,      DECEMBER 31,     --------------------------------------------
                                                       2009              2008             2008       2007        2006       2005
    Ratios to Average Net Assets (c):
    Expenses offset (f)                                  --                --               --         --          --         --

(f)  Effect on the expense ratio was not greater than 0.005%.

(g)  Portfolio turnover was not greater than 0.5%

See accompanying notes to financial statements.
                                                                 189

  FINANCIAL HIGHLIGHTS

TAX FREE FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                       YEAR           SIX MONTHS
                                                      ENDED             ENDED                    YEAR ENDED JUNE 30,
                                                   DECEMBER 31,      DECEMBER 31,     --------------------------------------------
                                                       2009              2008             2008       2007        2006       2005

NET ASSET VALUE, BEGINNING OF PERIOD                   $11.72            $11.93         $11.98     $11.98      $12.33     $12.08
----------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                                   .45               .23            .47        .50         .52        .44
  Net realized and unrealized gain (loss)                 .48              (.21)          (.05)        --(a)     (.36)       .25
                                                      -------           -------        -------    -------     -------    -------
  Total from investment activities                        .93               .02            .42        .50         .16        .69
                                                      -------           -------        -------    -------     -------    -------
Distributions from net investment income                 (.45)             (.23)          (.47)      (.50)       (.51)      (.44)

---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $12.20            $11.72         $11.93     $11.98      $11.98     $12.33
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)                8.03%              .22%          3.54%      4.15%       1.30%      5.78%
Ratios to Average Net Assets: (c)
  Net investment income                                  3.73%             3.92%          3.91%      4.09%       4.01%      3.50%
  Total expenses                                         1.75%             1.91%          1.94%      1.86%       1.69%      1.47%
  Expenses waived or reimbursed (d)                     (1.05)%           (1.21)%        (1.24)%    (1.16)%      (.99)%     (.77)%
  Net expenses (e)                                        .70%              .70%           .70%       .70%        .70%       .70%
Portfolio turnover rate                                    --(g)              6%            11%         6%         19%        40%

NET ASSETS, END OF PERIOD (IN THOUSANDS)              $22,102           $16,946        $18,380    $15,940     $14,992    $22,433

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

(e) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                                       YEAR           SIX MONTHS
                                                      ENDED             ENDED                       YEAR ENDED JUNE 30,
                                                   DECEMBER 31,      DECEMBER 31,     --------------------------------------------
                                                       2009              2008             2008       2007        2006       2005

    Ratios to Average Net Assets (c):
    Expenses offset (f)                                  --                --               --         --          --         --

(f)  Effect on the expense ratio was not greater than 0.005%.

(g)  Portfolio turnover was not greater than 0.5%

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

ALL AMERICAN EQUITY FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                       YEAR           SIX MONTHS
                                                      ENDED             ENDED                    YEAR ENDED JUNE 30,
                                                   DECEMBER 31,      DECEMBER 31,     ------------------------------------------
                                                       2009              2008             2008       2007      2006       2005

NET ASSET VALUE, BEGINNING OF PERIOD                   $17.33            $27.27         $28.58     $27.59    $24.47     $22.53
--------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment gain (loss)                             (.13)              .04           (.15)      (.08)     (.18)      (.02)
  Net realized and unrealized gain (loss)                2.51             (9.97)          1.98       4.94      3.89       1.96
                                                      -------           -------        -------    -------   -------    -------
  Total from investment activities                       2.38             (9.93)          1.83       4.86      3.71       1.94
                                                      -------           -------        -------    -------   -------    -------
Distributions
  From net investment income                             (.11)             (.01)            --         --        --         --
  From net realized gains                                  --                --          (3.01)     (3.87)     (.59)        --
  From tax return of capital                               --                --           (.13)        --        --         --
                                                      -------           -------        -------    -------   -------    -------
  Total distributions                                    (.11)             (.01)         (3.14)     (3.87)     (.59)        --
                                                      -------           -------        -------    -------   -------    -------
Short-Term Trading Fees * (a)                              --                --             --         --        --         --

--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $19.60            $17.33         $27.27     $28.58    $27.59     $24.47
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)               13.75%           (36.42)%         5.99%     19.59%    15.25%      8.61%
Ratios to Average Net Assets: (c)
  Net investment income (loss)                           (.74)%             .35%          (.55)%     (.28)%    (.67)%     (.09)%
  Total expenses                                         2.79%             2.37%          1.98%      2.01%     2.20%      2.44%
  Expenses waived or reimbursed (d)                      (.96)%            (.62)%         (.23)%     (.26)%    (.44)%     (.69)%
  Net expenses (e)                                       1.83%             1.75%          1.75%      1.75%     1.76%      1.75%
Portfolio turnover rate                                   343%              205%           225%       223%      369%       262%

NET ASSETS, END OF PERIOD (IN THOUSANDS)              $16,436           $16,234        $26,513    $23,479   $21,547    $19,253

*    Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annulized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                                    SIX MONTHS        SIX MONTHS
                                                      ENDED             ENDED                    YEAR ENDED JUNE 30,
                                                   DECEMBER 31,      DECEMBER 31,     ------------------------------------------
                                                       2009              2008             2008       2007      2006       2005

    Ratios to Average Net Assets (c):
    Expenses offset                                      --(f)             --(f)            --(f)      --(f)  (0.01)%       --(f)

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

HOLMES GROWTH FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                       YEAR           TWO MONTHS
                                                      ENDED             ENDED                  YEAR ENDED OCTOBER 31,
                                                   DECEMBER 31,      DECEMBER 31,     ------------------------------------------
                                                       2009              2008             2008       2007      2006       2005

NET ASSET VALUE, BEGINNING OF PERIOD                   $12.79            $14.14         $24.78     $18.34    $16.56     $14.38
--------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment loss                                    (.13)             (.01)          (.15)      (.14)     (.14)      (.18)
  Net realized and unrealized gain (loss)                2.88             (1.34)        (10.49)      6.58      1.92       2.36
                                                      -------           -------        -------    -------   -------    -------
  Total from investment activities                       2.75             (1.35)        (10.64)      6.44      1.78       2.18
                                                      -------           -------        -------    -------   -------    -------
Distributions                                              --                --             --         --        --         --
Short-Term Trading Fees *(a)                               --                --             --         --        --         --

--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $15.54            $12.79         $14.14     $24.78    $18.34     $16.56
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)               21.50%            (9.55)%       (42.94)%    35.11%    10.75%     15.16%

Ratios to Average Net Assets: (c)                        (.93)%            (.27)%         (.65)%     (.62)%    (.69)%     (.98)%
  Total expenses                                         2.10%             2.51%          1.74%      1.72%     1.74%      1.83%
  Expenses waived or reimbursed (d)                      (.33)%            (.76)%           --         --        --         --
  Net expenses (e)                                       1.77%             1.75%          1.74%      1.72%     1.74%      1.83%
Portfolio turnover rate                                   219%               20%           140%        98%      290%       268%

NET ASSETS, END OF PERIOD (IN THOUSANDS)              $37,149           $32,488        $36,231    $68,881   $61,810    $65,065

*    Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) The net expense shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                                       YEAR           TWO MONTHS
                                                      ENDED             ENDED                  YEAR ENDED OCTOBER 31,
                                                   DECEMBER 31,      DECEMBER 31,     ------------------------------------------
                                                       2009              2008             2008       2007      2006       2005
    Ratios to Average Net Assets (c):
    Expenses offset                                      --(f)             --(f)            --(f)      --(f)  (0.01)%       --(f)

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

GLOBAL MEGATRENDS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                       YEAR           TWO MONTHS
                                                      ENDED             ENDED                  YEAR ENDED OCTOBER 31,
                                                   DECEMBER 31,      DECEMBER 31,     -------------------------------------------
                                                       2009              2008             2008      2007**       2006       2005

NET ASSET VALUE, BEGINNING OF PERIOD                    $6.28             $6.60         $12.75      $11.07     $10.30      $9.20
---------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                            .03                --(a)          --(a)     (.11)     (.10)      (.14)
  Net realized and unrealized gain (loss)                1.86              (.31)         (5.30)       2.63      1.18       1.24
                                                      -------           -------        -------     -------   -------    -------
  Total from investment activities                       1.89              (.31)         (5.30)       2.52      1.08       1.10
                                                      -------           -------        -------     -------   -------    -------
Distributions
  From net investment income                             (.02)               --             --          --        --         --
  From net realized gains                                  --                --           (.85)       (.84)     (.31)        --
  From tax return of capital                               --              (.01)            --          --        --         --
                                                      -------           -------        -------     -------   -------    -------
  Total distributions                                    (.02)             (.01)          (.85)       (.84)     (.31)        --
                                                      -------           -------        -------     -------   -------    -------
Short-Term Trading Fees * (a)                              --                --             --          --        --         --

---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $8.15             $6.28          $6.60      $12.75    $11.07     $10.30
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)               30.15%            (4.74)%       (44.50)%     24.49%    10.53%     11.96%
Ratios to Average Net Assets: (c)
  Net investment income (loss)                            .45%             (.20)%         (.06)%      (.93)%    (.89)%    (1.37)%
  Total expenses                                         2.43%             2.96%          2.21%       2.49%     2.55%      2.83%
  Expenses waived or reimbursed (d)                      (.48)%           (1.11)%         (.21)%        --        --         --
  Net expenses (e)                                       1.95%             1.85%          2.00%       2.49%     2.55%      2.83%
Portfolio turnover rate                                   100%               29%            92%         65%       75%        54%

NET ASSETS, END OF PERIOD (IN THOUSANDS)              $28,557           $22,035        $25,387     $17,723   $17,077    $14,276

*    Based on average monthly shares outstanding.

**   Effective October 1, 2007, U.S. Global Investors, Inc.
     assumed management of Global MegaTrends Fund from the former subadviser.

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) The expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset.
     Expense offset arrangements reduce total expenses, as discussed in the notes to financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                                       YEAR           TWO MONTHS
                                                      ENDED             ENDED                  YEAR ENDED OCTOBER 31,
                                                   DECEMBER 31,      DECEMBER 31,     -----------------------------------------
                                                       2009              2008             2008       2007      2006       2005
    Ratios to Average Net Assets (c):
    Expenses offset (f)                                  --                --               --         --        --         --

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

GLOBAL RESOURCES FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                 YEAR           SIX MONTHS
                                                ENDED             ENDED                           YEAR ENDED JUNE 30,
                                             DECEMBER 31,      DECEMBER 31,     -----------------------------------------------
                                                 2009              2008               2008         2007        2006       2005

NET ASSET VALUE, BEGINNING OF PERIOD              $5.26            $20.52           $17.70       $17.22      $12.67      $8.39
-------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                     (.01)             (.02)*            .05*         .21         .29        .25
  Net realized and unrealized gain (loss)          3.60            (13.92)*           5.86*        2.86        5.63       4.67
                                               --------          --------       ----------   ----------  ----------   --------
  Total from investment activities                 3.59            (13.94)            5.91         3.07        5.92       4.92
                                               --------          --------       ----------   ----------  ----------   --------
Distributions
  From net investment income                         --                --             (.95)        (.88)       (.32)      (.34)
  From net realized gains                            --             (1.32)           (2.14)       (1.71)      (1.05)      (.30)
                                               --------          --------       ----------   ----------  ----------   --------
  Total distributions                                --             (1.32)           (3.09)       (2.59)      (1.37)      (.64)
                                               --------          --------       ----------   ----------  ----------   --------
Short-Term Trading Fees * (a)                        --                --               --           --          --         --

-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $8.85             $5.26           $20.52       $17.70      $17.22     $12.67
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)         68.25%           (67.70)%          37.59%       20.94%      48.91%     60.21%
Ratios to Average Net Assets: (c)
  Net investment income (loss)                     (.08)%            (.34)%            .28%         .74%       1.07%       .91%
  Total expenses                                   1.64%             1.20%             .88%         .95%        .96%      1.30%
  Expenses waived or reimbursed (d)                (.17)%            (.12)%             --           --          --         --
  Net expenses (e)                                 1.47%             1.08%             .88%         .95%        .96%      1.30%
Portfolio turnover rate                             189%              100%             133%         122%        157%       116%

NET ASSETS, END OF PERIOD (IN THOUSANDS)       $740,072          $464,524       $2,010,581   $1,383,250  $1,281,664   $488,183

*    Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                                       YEAR           SIX MONTHS
                                                      ENDED             ENDED                     YEAR ENDED JUNE 30,
                                                   DECEMBER 31,      DECEMBER 31,     ------------------------------------------
                                                       2009              2008             2008       2007      2006       2005
    Ratios to Average Net Assets (c):
    Expenses offset                                      --(f)             --(f)         (0.01)%    (0.01)%   (0.01)%       --(f)

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

WORLD PRECIOUS MINERALS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                       YEAR           SIX MONTHS
                                                      ENDED             ENDED                       YEAR ENDED JUNE 30,
                                                   DECEMBER 31,      DECEMBER 31,     -------------------------------------------
                                                       2009              2008             2008       2007       2006       2005

NET ASSET VALUE, BEGINNING OF PERIOD                    $9.56            $25.32         $28.34     $28.86     $15.50     $13.68
---------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                           (.18)             (.06)*         (.13)*       --*       .72       (.22)
  Net realized and unrealized gain (loss)                8.71            (13.65)*         3.70*      3.02      13.62       2.42
                                                     --------          --------       --------   --------   --------   --------
  Total from investment activities                       8.53            (13.71)          3.57       3.02      14.34       2.20
                                                     --------          --------       --------   --------   --------   --------
Distributions
  From net investment income                             (.67)               --          (3.25)     (1.52)      (.67)      (.46)
  From net realized gains                                  --             (2.05)         (3.35)     (2.04)      (.37)        --
                                                     --------          --------       --------   --------   --------   --------
  Total distributions                                    (.67)            (2.05)         (6.60)     (3.56)     (1.04)      (.46)
                                                     --------          --------       --------   --------   --------   --------
Short-Term Trading Fees *                                  --(a)             --(a)         .01        .02        .06        .08

---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $17.42             $9.56         $25.32     $28.34     $28.86     $15.50
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)               89.50%           (51.23)%        14.14%     11.48%     96.21%     16.50%
Ratios to Average Net Assets: (c)
  Net investment income (loss)                          (1.32)%            (.80)%         (.43)%      .06%       .05%     (1.01)%
  Total expenses                                         1.75%             1.36%           .97%       .99%      1.13%      1.48%
  Expenses waived or reimbursed (d)                      (.17)%            (.11)%           --         --         --         --
  Net expenses (e)                                       1.58%             1.25%           .97%       .99%      1.13%      1.48%
Portfolio turnover rate                                    72%               27%            58%        54%        66%        55%

NET ASSETS, END OF PERIOD (IN THOUSANDS)             $639,035          $359,120       $949,014   $923,779   $920,249   $268,312

*    Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                                       YEAR           SIX MONTHS
                                                      ENDED             ENDED                    YEAR ENDED JUNE 30,
                                                   DECEMBER 31,      DECEMBER 31,     -----------------------------------------
                                                       2009              2008             2008       2007      2006       2005
    Ratios to Average Net Assets (c):
    Expenses offset (f)                                  --                --               --         --        --         --

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

GOLD AND PRECIOUS METALS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                       YEAR           SIX MONTHS
                                                      ENDED             ENDED                      YEAR ENDED JUNE 30,
                                                   DECEMBER 31,      DECEMBER 31,     -----------------------------------------
                                                       2009              2008             2008       2007       2006       2005

NET ASSET VALUE, BEGINNING OF PERIOD                   $10.83            $17.18         $14.99     $15.48      $7.67      $7.00
--------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                           (.17)*            (.03)          (.08)*      .05       (.01)*     (.11)
  Net realized and unrealized gain (loss)                4.84             (5.59)          4.69       (.56)      7.88        .79
                                                     --------          --------       --------   --------  - -------   --------
  Total from investment activities                       4.67             (5.62)          4.61       (.51)      7.87        .68
                                                     --------          --------       --------   --------  - -------   --------
Distributions
  From net investment income                             (.04)               --             --         --       (.12)      (.05)
  From net realized gains                                  --              (.73)         (2.43)        --         --         --
                                                     --------          --------       --------   --------  - -------   --------
  Total distributions                                    (.04)             (.73)         (2.43)        --       (.12)      (.05)
                                                     --------          --------       --------   --------  - -------   --------
Short-Term Trading Fees *                                  --(a)             --(a)         .01        .02        .06        .04

--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $15.46            $10.83         $17.18     $14.99     $15.48      $7.67
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)               43.11%           (31.51)%        33.49%     (3.17)%   104.15%     10.19%
Ratios to Average Net Assets: (c)
  Net investment income (loss)                          (1.16)%            (.66)%         (.41)%      .31%      (.06)%    (1.13)%
  Total expenses                                         1.69%             1.54%          1.27%      1.29%      1.47%      1.97%
  Expenses waived or reimbursed (d)                      (.15)%            (.15)%           --         --         --         --
  Net expenses (e)                                       1.54%             1.39%          1.27%      1.29%      1.47%      1.97%
Portfolio turnover rate                                   135%               61%            93%        72%        78%        66%

NET ASSETS, END OF PERIOD (IN THOUSANDS)             $234,393          $192,206       $259,022   $178,762   $208,027    $63,816

*    Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                                       YEAR           SIX MONTHS
                                                      ENDED             ENDED                    YEAR ENDED JUNE 30,
                                                   DECEMBER 31,      DECEMBER 31,     ------------------------------------------
                                                       2009              2008             2008       2007      2006       2005
    Ratios to Average Net Assets (c):
    Expenses offset                                      --(f)             --(f)            --(f)   (0.01)%     --(f)      --(f)

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

EASTERN EUROPEAN FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                   YEAR           TWO MONTHS
                                                  ENDED             ENDED                    YEAR ENDED OCTOBER 31,
                                               DECEMBER 31,      DECEMBER 31,     -----------------------------------------------
                                                   2009            2008***           2008*         2007*        2006*      2005*

NET ASSET VALUE, BEGINNING OF PERIOD                $5.12             $6.35         $19.91        $15.44       $12.88      $9.47
-----------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                         --(a)           (.03)          (.03)         (.10)         .13       (.03)**
  Net realized and unrealized gain (loss)            3.99             (1.20)        (10.10)         6.83         3.60       3.81**
                                                 --------          --------       --------    ----------   ----------   --------
  Total from investment activities                   3.99             (1.23)        (10.13)         6.73         3.73       3.78
                                                 --------          --------       --------    ----------   ----------   --------
Distributions
  From net investment income                           --                --             --          (.29)          --       (.09)
  From net realized gains                              --                --          (3.46)        (1.98)       (1.22)      (.31)
                                                 --------          --------       --------    ----------   ----------   --------
  Total distributions                                  --                --          (3.46)        (2.27)       (1.22)      (.40)
                                                 --------          --------       --------    ----------   ----------   --------
Short-Term Trading Fees **                             --(a)             --(a)         .03           .01          .05        .03

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $9.11             $5.12          $6.35        $19.91       $15.44     $12.88
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)           77.93%           (19.37)%       (61.36)%       48.74%       31.03%     41.43%
Ratios to Average Net Assets: (c)
  Net investment income (loss)                         --(f)          (3.02)%         (.15)%        (.61)%        .71%      (.31)%
  Total expenses                                     2.04%             2.37%          1.96%         1.98%        1.95%      2.00%
  Expenses waived or reimbursed (d)                  (.08)%            (.27)%           --(f)          --          --         --
  Net expenses (e)                                   1.96%             2.10%          1.96%         1.98%        1.95%      2.00%
Portfolio turnover rate                                80%               11%            82%           54%          68%        95%

NET ASSETS, END OF PERIOD (IN THOUSANDS)         $464,409          $317,320       $415,494    $1,582,707   $1,347,149   $903,855

* The per share amounts shown for the current and prior periods have been adjusted to reflect the 3-for-1 stock split which was effective on May 27, 2008.

**   Based on average monthly shares outstanding.

***  Effective November 7, 2008, U.S. Global Investors, Inc.
     assumed management of the fund from Charlemagne Capital
     (IOM) Limited.

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset and for fees rebated from the subadviser. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. Through June 2006, the subadviser of the above fund provided advisory services to two closed-end investment companies that the above fund had invested in. The subadviser rebated amounts to the above fund representing the portion of management fees paid by the two investment companies to the subadviser based on the above fund's investment. Fees rebated by the subadviser also reduced total expenses. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset and expenses rebated by the subadviser are as follows:

                                                       YEAR           TWO MONTHS
                                                      ENDED             ENDED                  YEAR ENDED OCTOBER 31,
                                                   DECEMBER 31,      DECEMBER 31,     ------------------------------------------
                                                       2009              2008             2008       2007      2006       2005
    Ratios to Average Net Assets (c):
    Expenses offset                                      --(f)             --(f)         (0.01)%    (0.01)%   (0.01)%    (0.01)%
    Expenses rebated by subadviser                      n/a               n/a              n/a        n/a     (0.01)%    (0.02)%

(f)  Effect on the ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

GLOBAL EMERGING MARKETS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                   YEAR           TWO MONTHS        YEAR       YEAR       YEAR
                                                  ENDED             ENDED          ENDED      ENDED      ENDED    PERIOD ENDED
                                               DECEMBER 31,      DECEMBER 31,     OCTOBER    OCTOBER    OCTOBER    OCTOBER 31,
                                                   2009             2008**        31, 2008   31, 2007   31, 2006     2005(a)

NET ASSET VALUE, BEGINNING OF PERIOD                $5.29           $5.94           $21.88     $13.93    $10.65       $10.00
-------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                       (.05)           (.01)            (.43)      (.13)      .02          .06
  Net realized and unrealized gain (loss)            2.71            (.56)          (11.98)      9.18      3.50          .56
                                                 --------          ------          -------    -------   -------      -------
  Total from investment activities                   2.66            (.57)          (12.41)      9.05      3.52          .62
                                                 --------          ------          -------    -------   -------      -------
Distributions
  From net investment income                           --              --             (.46)        --      (.05)          --
  From net realized gains                              --              --            (3.11)     (1.13)     (.26)          --
  From tax return of capital                           --            (.08)              --         --        --           --
                                                 --------          ------          -------    -------   -------      -------
  Total distributions                                  --            (.08)           (3.57)     (1.13)     (.31)          --
                                                 --------          ------          -------    -------   -------      -------
Short-Term Trading Fees *                              --(b)           --(b)           .04        .03       .07          .03

-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $7.95           $5.29            $5.94     $21.88    $13.93       $10.65
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (c)           50.28%          (9.59)%         (66.81)%    69.52%    34.16%        6.50%
Ratios to Average Net Assets (d):
  Net investment income (loss)                       (.77)%         (1.16)%          (1.01)%     (.92)%     .13%        1.08%
  Total expenses                                     4.02%           6.83%            2.80%      2.75%     3.07%        4.16%
  Expenses waived or reimbursed (e)                 (1.38)%         (4.33)%           (.30)%     (.39)%   (1.05)%      (2.16)%
  Net expenses (f)                                   2.64%           2.50%            2.50%      2.36%     2.02%        2.00%
Portfolio Turnover Rate                               166%             21%              83%       125%      136%          93%

NET ASSETS, END OF PERIOD (IN THOUSANDS)          $13,819          $9,663          $11,708    $59,621   $29,029      $16,157

*    Based on average monthly shares outstanding.

**   Effective November 7, 2008, U.S. Global Investors, Inc.
     assumed management of the fund from Charlemagne Capital
     (IOM) Limited.

(a)  From February 24, 2005, commencement of operations.

(b)  The per share amount does not round to a full penny.

(c) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(d)  Ratios are annualized for periods of less than one year.

(e) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(f) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset and for fees rebated from the subadviser. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. Through June 2006, the subadviser of the above fund provided advisory services to a closed-end investment company that the above fund had invested in. The subadviser rebated amounts to the above fund representing the portion of management fees paid by the investment company to the subadviser based on the above fund's investment. Fees rebated by the subadviser also reduced total expenses. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset and expenses rebated by the subadviser are as follows:

                                                   YEAR           TWO MONTHS        YEAR       YEAR       YEAR
                                                  ENDED             ENDED          ENDED      ENDED      ENDED    PERIOD ENDED
                                               DECEMBER 31,      DECEMBER 31,     OCTOBER    OCTOBER    OCTOBER    OCTOBER 31,
                                                   2009              2008         31, 2008   31, 2007   31, 2006     2005(a)
    Ratios to Average Net Assets (d):
    Expenses offset                                  --(g)             --(g)            --(g)     n/a        n/a          n/a
    Expenses rebated by subadviser                  n/a               n/a              n/a        n/a      (0.02)%         --(g)

(g)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

CHINA REGION FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                       YEAR           SIX MONTHS
                                                      ENDED             ENDED                    YEAR ENDED JUNE 30,
                                                   DECEMBER 31,      DECEMBER 31,     ------------------------------------------
                                                       2009              2008             2008       2007      2006       2005

NET ASSET VALUE, BEGINNING OF PERIOD                    $5.59             $9.09         $12.55      $8.71     $6.87      $5.86
--------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                           (.05)             (.02)*         (.03)*       --*     (.01)*     (.06)
  Net realized and unrealized gain (loss)                2.81             (3.49)*         (.27)*     3.98*     2.02       1.22
                                                      -------           -------        -------    -------   -------    -------
  Total from investment activities                       2.76             (3.51)          (.30)      3.98      2.01       1.16
                                                      -------           -------        -------    -------   -------    -------
Distributions
  From net investment income                               --                --           (.10)      (.16)     (.19)      (.16)
  From net realized gains                                  --                --          (2.93)        --        --         --
  From tax return of capital                               --                --           (.17)        --        --         --
                                                      -------           -------        -------    -------   -------    -------
  Total distributions                                      --                --          (3.20)      (.16)     (.19)      (.16)
                                                      -------           -------        -------    -------   -------    -------
Short-Term Trading Fees *                                 .01               .01            .04        .02       .02        .01

--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $8.36             $5.59          $9.09     $12.55     $8.71      $6.87
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (a)               49.55%           (38.50)%        (8.58)%    46.34%    30.03%     19.98%
Ratios to Average Net Assets: (b)
  Net investment income (loss)                           (.79)%            (.47)%         (.26)%      .02%     (.08)%     (.54)%
  Total expenses                                         2.47%             2.46%          1.95%      2.02%     2.31%      2.56%
  Expenses waived or reimbursed (c)                      (.45)%            (.27)%           --         --        --         --
  Net expenses (d)                                       2.02%             2.19%          1.95%      2.02%     2.31%      2.56%
Portfolio turnover rate                                   327%              117%           208%       208%      292%       136%

NET ASSETS, END OF PERIOD (IN THOUSANDS)              $56,323           $38,348        $81,109    $93,805   $67,761    $30,511

*    Based on average monthly shares outstanding.

(a) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b)  Ratios are annualized for periods of less than one year.

(c) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(d) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                                       YEAR           SIX MONTHS
                                                      ENDED             ENDED                    YEAR ENDED JUNE 30,
                                                   DECEMBER 31,      DECEMBER 31,     -------------------------------------------
                                                       2009              2008             2008       2007      2006       2005
    Ratios to Average Net Assets (c):
    Expenses offset                                      --(e)             --(e)            --(e)      --(e)  (0.01)%       --(e)

(e)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of U.S. Global Investors Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the All American Equity Fund, China Region Fund, Eastern European Fund, Global Emerging Markets Fund, Global MegaTrends Fund, Global Resources Fund, Gold and Precious Metals Fund, Holmes Growth Fund, Near-Term Tax Free Fund, Tax Free Fund, U.S. Government Securities Savings Fund, U.S Treasury Securities Cash Fund, and World Precious Minerals Fund, each a portfolio within the U.S. Global Investors Funds (the "Trust") as of December 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds within the U.S. Global Investors Funds, as of December 31, 2009, and the results of their operations, the changes in their net assets and financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

                                            /s/ KPMG LLP

Boston, Massachusetts
February 22, 2010

  TRUSTEES AND OFFICERS (UNAUDITED)                December 31, 2009

The following table presents information about the Trustees as of December 31, 2009, together with a brief description of their principal occupations during the last five years. The Agreement and Declaration of Trust provides that each trustee shall serve as a trustee of the Trust during the lifetime of this Trust and until its termination except as such trustee sooner dies, resigns or is removed. In addition, each trustee who is not an "interested person" of the Trust shall be required to retire in accordance with the terms of any retirement policy then in effect that has been approved by a majority vote of all independent trustees. The current retirement policy provides that the retirement age for non-interested trustees is 72 years of age. If you would like more information about the Trustees, you may call 1-800-US-FUNDS (1-800-873-8637) to request a free copy of the Statement of Additional Information.

NON-INTERESTED TRUSTEES

NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED*
NUMBER OF PORTFOLIOS IN FUND      PRINCIPAL OCCUPATION(S) AND PREVIOUS POSITIONS
COMPLEX OVERSEEN BY TRUSTEE      DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------
J. Michael Belz (56)             PRINCIPAL OCCUPATION: President and Chief
7900 Callaghan Road              Executive Officer of Catholic Life Insurance
San Antonio, TX 78229            since 1984.
Trustee                          OTHER DIRECTORSHIPS HELD: Director, Broadway
November 1998 to present         National Bank from October 2003 to present.
Thirteen portfolios
---------------------------------------------------------------------------------
James F. Gaertner (66)           PRINCIPAL OCCUPATION: President of Sam Houston
7900 Callaghan Road              State University from August 2001 to present.
San Antonio, TX 78229            OTHER DIRECTORSHIPS HELD: Chairman of the Audit
Trustee                          Committee, Tandy Brands Accessories, Inc. from
November 2002 to present         October 1997 to present.
Thirteen portfolios
---------------------------------------------------------------------------------
Clark R. Mandigo (66)            PRINCIPAL OCCUPATION: Restaurant operator,
7900 Callaghan Road              business consultant from 1991 to present.
San Antonio, TX 78229
Trustee
May 1993 to present
Thirteen portfolios
---------------------------------------------------------------------------------
Joe C. McKinney (63)             PRINCIPAL OCCUPATION: Vice Chairman, Broadway
7900 Callaghan Road              National Bank from October 2002 to present.
San Antonio, TX 78229            OTHER DIRECTORSHIPS HELD: Director, Broadway
Trustee                          National Bank from October 2002 to present;
October 2008 to present          Director, USAA Real Estate Company from
Thirteen portfolios              September 2004 to present; Director, Luby's,
                                 Inc. from January 2003 to present.
---------------------------------------------------------------------------------

*These dates include service for a predecessor trust.

  TRUSTEES AND OFFICERS (UNAUDITED)                December 31, 2009

INTERESTED TRUSTEE

NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED*
NUMBER OF PORTFOLIOS IN FUND      PRINCIPAL OCCUPATION(S) AND PREVIOUS POSITIONS
COMPLEX OVERSEEN BY TRUSTEE      DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------
Frank E. Holmes ** (54)          PRINCIPAL OCCUPATION: Director, Chief Executive
7900 Callaghan Road              Officer, and Chief Investment Officer of the
San Antonio, TX 78229            Adviser. Since October 1989, Mr. Holmes has
Trustee, Chief Executive         served and continues to serve in various
Officer, Chief Investment        positions with the Adviser, its subsidiaries,
Officer, President               and the investment companies it sponsors.
January 1990 to present          OTHER DIRECTORSHIPS HELD: Director of 71316
Thirteen portfolios              Ontario, Inc. since April 1987 and of F. E.
                                 Holmes Organization, Inc. from July 1978 to July
                                 2009.
---------------------------------------------------------------------------------

 *These dates include service for a predecessor trust.

**Mr. Holmes is an "interested person" of the Trust by virtue of his positions with U.S. Global Investors, Inc.


The following table presents information about each Officer of the Trust as of December 31, 2009, together with a brief description of their principal occupations during the last five years. Each holds office until his or her successor is duly elected and qualified.

OFFICERS

NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED*             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------------------------------------------------------
Frank E. Holmes (54)             Director, Chief Executive Officer, and Chief
7900 Callaghan Road              Investment Officer of the Adviser. Since
San Antonio, TX 78229            October 1989, Mr. Holmes has served and
Trustee, Chief Executive         continues to serve in various positions with
Officer, Chief Investment        the Adviser, its subsidiaries, and the
Officer, President               investment companies it sponsors.
January 1990 to present
--------------------------------------------------------------------------------
Susan B. McGee (50)              President and General Counsel of the Adviser.
7900 Callaghan Road              Since September 1992, Ms. McGee has served and
San Antonio, TX 78229            continues to serve in various positions with
Executive Vice President,        the Adviser, its subsidiaries, and the
Secretary, General Counsel       investment companies it sponsors.
March 1997 to present
--------------------------------------------------------------------------------
Catherine A. Rademacher (49)     Chief Financial Officer of the Adviser. Since
7900 Callaghan Road              April 2004, Ms. Rademacher has served and
San Antonio, TX 78229            continues to serve in various positions with
Treasurer                        the Adviser, its subsidiaries, and the
July 2004 to present             investment companies it sponsors.
--------------------------------------------------------------------------------

  TRUSTEES AND OFFICERS (UNAUDITED)                December 31, 2009

NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED*             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------------------------------------------------------
James L. Love, Jr. (41)          Chief Compliance Officer of the Adviser since
7900 Callaghan Road              September 2007. Executive Director Executive
San Antonio, TX 78229            Attorney from January 2003 to September 2007,
Chief Compliance Officer         Senior Counsel May 2002 to January 2003 with
September 2007 to present        USAA.
--------------------------------------------------------------------------------
Mark Carter (42)                 Vice President, Shareholder Services of the
7900 Callaghan Road              Adviser since April 2008. Operations Manager of
San Antonio, TX 78229            the Adviser from April 2007 through March 2008;
Vice President, Shareholder      Transfer Agent Operations Manager, Invesco AIM
Services                         from 2004 to April 2007.
April 2008 to present
--------------------------------------------------------------------------------
T. Kelly Niland (47)             Director of Portfolio Administration of the
7900 Callaghan Road              Adviser since January 2006. Fund Accounting
San Antonio, TX 78229            Manager with AIM Investments from June 1992 to
Vice President, Investment       January 2006.
Operations
December 2008 to present;
Assistant Treasurer from May
2006 to December 2008.
--------------------------------------------------------------------------------
Susan K. Filyk (40)              Director of Marketing of the Adviser since
7900 Callaghan Road              August 2008. Sr. VP Marketing with Frost
San Antonio, TX 78229            National Bank from May 1998 to August 2007.
Vice President, Marketing
December 2008 to present
--------------------------------------------------------------------------------

*These dates include service for a predecessor trust.

  ADDITIONAL INFORMATION (UNAUDITED)

ADDITIONAL FEDERAL TAX INFORMATION

The percentage of tax-exempt dividends paid by the Funds for the year ended December 31, 2009, was:

    Near-Term Tax Free                  93.51%
    Tax Free                            94.65%

The percentage of ordinary income dividends paid by the Funds during the year ended December 31, 2009, which qualify for the Dividends
Received Deduction available to corporate shareholders was:

    All American Equity                100.00%
    Global MegaTrends                  100.00%
    World Precious Minerals              0.00%
    Gold and Precious Metals            13.19%

The amounts which represent foreign source income and foreign taxes paid during the year ended December 31, 2009, are as follows:

                                                FOREIGN SOURCE      FOREIGN TAX
                                                    INCOME            CREDIT
Global MegaTrends                                  $417,405           $19,747
World Precious Minerals                            $950,095           $73,599
Gold and Precious Metals                           $662,679           $39,498

In January 2010, the Funds reported on Form 1099-DIV the tax status of all distributions made during the calendar year 2009. The funds intend to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by each fund will be reported to shareholders on their Form 1099-DIV. Shareholders should use the information on Form 1099-DIV for their income tax returns.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637). It also appears in the Funds' statement of additional information (Form 485B), which can be found on the SEC's website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended
June 30 is available without charge, upon request, by calling
1-800-US-FUNDS (1-800-873-8637) or accessing the Funds' Form N-PX on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds provide complete lists of holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Funds' semi-annual and annual reports to shareholders. For the first and third quarters, the Funds file the lists with the SEC on Form N-Q.

  ADDITIONAL INFORMATION (UNAUDITED)

Shareholders can look up the Funds' Forms N-Q on the SEC's website at www.sec.gov. You may also visit or call the SEC's Public Room in Washington, D.C. (1-202-942-8090) or send a requestplus a duplicating fee to the SEC, Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

APPROVAL OF THE ADVISORY AGREEMENT FOR EACH FUND

On September 3, 2009, the Board of Trustees (the "Board") of U.S. Global Investors Funds (the "Trust"), including all of the trustees who are not "interested persons" of the Trust (the "Independent Trustees"), approved continuation of the advisory agreement with U.S. Global Investors, Inc. (the "Adviser") for each fund for an additional one-year term ending October 1, 2010.

In considering approval of the agreement, the Board reviewed a variety of materials relating to each fund and the Adviser including
(i) the nature, extent and quality of services provided; (ii) comparison of services rendered and amounts paid to other registered investment companies, including other registered investment companies managed by the Adviser, and other accounts managed by the Adviser; (iii) the investment performance of the fund measured against appropriate benchmarks; (iv) the costs of services provided and estimated profits realized by the Adviser (and its affiliates);
(v) the extent to which economies of scale are realized as the fund grows; (vi) whether fee levels reflect any possible economies of scale for the benefit of fund shareholders; and (vii) benefits realized by the Adviser (and its affiliates) from its relationship with the fund.

The Independent Trustees began their process of reviewing information, which they had previously requested, and considering approval of the agreement at the Board's May 27, 2009, meeting. The Independent Trustees were represented by independent legal counsel throughout the process. After the May 27, 2009, Board meeting, at the direction of the Independent Trustees, independent legal counsel requested additional information from the Adviser, which was reviewed at Board meetings held on July 28, 2009, August 25, 2009, and September 3, 2009. The Independent Trustees also had separate meetings among themselves and with independent legal counsel during this period. In addition, the Independent Trustees received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the agreement. After their review of the information received, the Independent Trustees presented their findings and recommendations to the full Board.

The Board reviewed the functions performed by the Adviser, the portfolio management team and support staff of the Adviser, the Adviser's investment strategy and process for each fund, the Adviser's financial condition, and considered the quality of services provided. The Board also reviewed information on the performance of each fund, along with the performance information of a relevant securities index, a peer group and a peer universe using information supplied by Lipper Inc. ("Lipper").

For the All American Equity Fund, the information showed that for the one-year period ended December 31, 2008, the fund's performance was in the 5th quartile of its applicable Lipper peer group (the 1st quartile being the best performers and the 5th quartile being the worst performers) and in the 4th quartile of its applicable Lipper peer universe, but that over the longer-term periods

  ADDITIONAL INFORMATION (UNAUDITED)

(for the two-, three-, four-and five-year periods ended December 31, 2008), the fund's performance was in the 1st quartile of its applicable Lipper peer group and universe. The Board noted that the fund's advisory fee includes a performance incentive adjustment, which will go into effect beginning with the month ended October 31, 2009, and is based on the performance of the fund during the prior 12 month period.

For the Holmes Growth Fund, the information showed that for the one-year period ended December 31, 2008, the fund's performance was in the 5th quartile of its applicable Lipper peer group and peer universe. In addition, the information showed that for the two-, three-, four- and five-year periods ended December 31, 2008, the fund's performance was in the 3rd quartile of its applicable Lipper peer group and peer universe. In response to questions from the Independent Trustees, the Adviser provided supplemental information noting that longer-term performance was significantly affected by poor performance in the last two quarters of 2008 and that for the year-to-date period through May 31, 2009, the fund outperformed its benchmark and was in the 53rd percentile of its applicable Lipper peer universe. The Adviser also noted that since it took over management of the fund on June 1, 2004, for the five-year period ended May 31, 2009, the fund ranks in the top 34th percentile of its applicable Lipper peer universe. The Board took into consideration that the fund's advisory fee includes a performance incentive adjustment, which will go into effect beginning with the month ended October 31, 2009, and is based on the performance of the fund during the prior 12 month period.

For the Global MegaTrends Fund, the information showed that for the one-, two-, three-, four- and five-year periods ended December 31, 2008 (the Adviser assumed management of the fund effective October 1, 2007), the fund's performance was in the 4th, 4th, 4th, 2nd and 2nd quartile, respectively, of its applicable Lipper peer group and in the 5th, 4th, 4th, 3rd and 3rd quartile, respectively, of its applicable Lipper peer universe. In response to questions from the Independent Trustees, the Adviser provided supplemental information showing that the fund is outperforming its benchmark for the year-to-date period through May 31, 2009, and that the fund is also in the top half of its applicable Lipper peer universe for this same period. The Adviser also noted that the fund ranks in the top 30th percentile of its applicable Lipper peer universe for the five-year period ended May 31, 2009. The Board took into consideration that the fund's advisory fee includes a performance incentive adjustment, which will go into effect beginning with the month ended October 31, 2009, and is based on the performance of the fund during the prior 12 month period.

For the Global Resources Fund, the information showed for the one-, two-, three-, four- and five-year periods ended December 31, 2008, the fund's performance was in the 5th quartile of its applicable Lipper peer universe (peer group information was omitted because of the limited number of funds in the expense group). In response to questions from the Independent Trustees, the Adviser provided supplemental information noting that while longer-term performance was significantly affected by poor performance in 2008, for the year-to-date period through May 31, 2009, the fund outperformed its benchmark index and the fund was also in the top half of its applicable Lipper peer universe for the same period (29th percentile). The Adviser also noted that for the five-year period ended May 31, 2009, the fund was in the top half of its applicable Lipper peer universe. The Board took into consideration that the fund's advisory fee includes a

  ADDITIONAL INFORMATION (UNAUDITED)

performance incentive adjustment, which will go into effect beginning with the month ended October 31, 2009, and is based on the performance of the fund during the prior 12 month period.

For the World Precious Minerals Fund, the information showed for the one-, two- and three-year periods ended December 31, 2008, the fund's performance was in the 5th quartile of its applicable Lipper peer group and peer universe. This information also showed for the four-and five-year periods, the fund's performance was in the 4th quartile of its applicable Lipper peer group and in the 5th quartile of its applicable Lipper peer universe. In response to questions from the Independent Trustees, the Adviser provided supplemental information noting that while longer-term performance was significantly affected by poor performance in 2008, the fund is outperforming its benchmark for the year-to-date period through May 31, 2009, and it is also the best performing fund in its applicable Lipper peer universe for the same period. The Board took into consideration that the fund's advisory fee includes a performance incentive adjustment, which will go into effect beginning with the month ended October 31, 2009, and is based on the performance of the fund during the prior 12 month period.

For the Gold and Precious Metals Fund, the information showed for the one-, two-, three-, four-and five-year periods ended December 31, 2008, the fund's performance was in the 1st, 3rd, 1st, 1st and 1st quartile, respectively, of its applicable Lipper peer group and for the one-, two-, three-, four- and five-year periods ended December 31, 2008, the fund's performance was in the 3rd, 4th, 2nd, 1st and 1st quartile, respectively, of its applicable Lipper peer universe. The Board noted that the fund's advisory fee includes a performance incentive adjustment, which will go into effect beginning with the month ended October 31, 2009, and is based on the performance of the fund during the prior 12 month period.

For the Eastern European Fund, the information showed for the one-, two-, three- and four-year periods ended December 31, 2008, the fund's performance was in the 5th quartile of its applicable Lipper peer group and peer universe. For the five-year period ended December 31, 2008, the information showed that the fund's performance was in the 5th quartile of its applicable Lipper peer group and in the 4th quartile of its applicable Lipper peer universe. In response to questions from the Independent Trustees, the Adviser provided supplemental information noting that for the year-to-date period through May 31, 2009, the fund was in the top half of its applicable Lipper peer universe. The Board also noted that the Adviser only recently assumed management of the fund (effective November 7, 2008). The Board took into consideration that the fund's advisory fee includes a performance incentive adjustment, which will go into effect beginning with the month ended October 31, 2009, and is based on the performance of the fund during the prior 12 month period.

For the Global Emerging Markets Fund, the information showed for the one-, two- and three-year periods ended December 31, 2008, and since the fund's inception on February 24, 2005, the fund's performance was in the 5th quartile of its applicable Lipper peer group and peer universe. In response to questions from the Independent Trustees, the Adviser provided supplemental information noting improved relative performance in May 2009 and noting the corrective action it has taken since the Adviser assumed management of the fund effective November 7, 2008. The Board took into consideration that the fund's advisory fee includes a performance incentive adjustment,

  ADDITIONAL INFORMATION (UNAUDITED)

which will go into effect beginning with the month ended October 31, 2009, and is based on the performance of the fund during the prior 12 month period.

For the China Region Fund, the information showed for the one-, two- and three- year periods ended December 31, 2008, the fund's performance was in the 4th, 4th and 5th quartile, respectively, of its applicable Lipper peer group. In addition, this information showed for the one-, two-, three-, four- and five-year periods, the fund's performance was in the 5th quartile of its applicable Lipper peer universe. In response to questions from the Independent Trustees, the Adviser provided supplemental information noting that for the year-to-date period through May 31, 2009, the fund's performance was comparable to its benchmark index. The Adviser also cited that the fund has had historic periods of outperforming and underperforming its benchmark index. The Board took into consideration that the fund's advisory fee includes a performance incentive adjustment, which will go into effect beginning with the month ended October 31, 2009, and is based on the performance of the fund during the prior 12 month period.

For the Tax Free Fund and Near-Term Tax-Free Fund, the information showed good overall performance (for the one-, two-, three-, four-and five year periods ended December 31, 2008, the Tax Free Fund's performance was in the 1st quartile of its applicable Lipper peer group and peer universe and for the same periods the Near-Term Tax Free Fund was in the 1st quartile of its applicable peer group).

For the U.S. Government Securities Savings Fund, the information showed for the one-, two-, three-, four- and five-year periods ended December 31, 2008, the fund's performance was in the 4th, 4th, 3rd, 3rd and 2nd quartile, respectively, of its applicable Lipper peer group and for these same periods, the fund's performance was in the 2nd quartile of its applicable Lipper peer universe.

For the U.S. Treasury Securities Cash Fund, the information showed for the one-, two-, three-, four- and five-year periods ended December 31, 2008, the fund's performance was in the 5th quartile of its applicable Lipper peer group. The information also showed for the one-year period ended December 31, 2008, the fund's performance was in the 5th quartile and for the two-, three-, four- and five-year periods ended December 31, 2008, the fund's performance was in the 4th quartile of its applicable Lipper peer universe. In response to questions from the Independent Trustees, the Adviser provided supplemental information on the fund's gross yield, noting that while in prior years the fund historically outperformed its peer universe on a gross basis, during 2008, the fund underperformed its peer universe on a gross basis because the Adviser took a conservative approach to credit and liquidity, which negatively impacted all historical time frames.

On the basis of this evaluation and the ongoing review of performance by the Board, the Board concluded that the nature, quality and extent of services provided by the Adviser historically have been and continue to be satisfactory.

The Board also reviewed information on each fund's advisory fee and gross expense ratio (without regard to contractual expense caps that were set to expire on September 30, 2009) compared to a peer group of funds based upon information prepared by Lipper. For the All American Equity Fund, China Region Fund, Gold and Precious Metals Fund, World Precious Minerals Fund and Global

  ADDITIONAL INFORMATION (UNAUDITED)

Resources Fund, the Lipper information was based on the six-month fiscal period ended December 31, 2008, and for the Holmes Growth Fund, Global MegaTrends Fund, Global Emerging Markets Fund and Eastern European Fund, the Lipper information was based on the two-month fiscal period ended December 31, 2008. The Board also compared the advisory fees to the fees charged by the Adviser to two non-U.S. registered funds. (However, the Board noted that, although these non-U.S. registered funds may have investment objectives and policies that are similar to some of the funds, the contractual fees payable to the Adviser for managing those client assets are the same or higher than the advisory fees of the similar funds.)

For the All American Equity Fund, the information showed that with respect to the fund's advisory fee, the fund is in the 4th quartile of its applicable Lipper peer group and in the 5th quartile of its applicable Lipper peer group with respect to its gross expenses.

For the Holmes Growth Fund, the information showed that with respect to the fund's advisory fee, the fund is in the 4th quartile of its applicable Lipper peer group and in the 5th quartile of its applicable Lipper peer group with respect to its gross expenses.

For the Global MegaTrends Fund, the information showed that with respect to the fund's advisory fee and gross expense ratio, the fund is in the 5th quartile of its applicable Lipper peer group.

For the Global Resources Fund, the information showed that with respect to the fund's advisory fee, the fund is in the 3rd quartile of its applicable Lipper peer group and in the 5th quartile of its applicable Lipper peer group with respect to its gross expenses.

For the World Precious Minerals Fund, the information showed that with respect to the fund's advisory fee, the fund is in the 5th quartile of its applicable Lipper peer group and in the 4th quartile of its applicable Lipper peer group with respect to its gross expenses.

For the Gold and Precious Metals Fund, the information showed that with respect to the fund's advisory fee, the fund is in the 3rd quartile of its applicable Lipper peer group and in the 5th quartile of its applicable Lipper peer group with respect to its gross expenses.

For the Eastern European Fund, the information showed that with respect to the fund's advisory fee and gross expense ratio, the fund is in the 5th quartile of its applicable Lipper peer group.

For the Global Emerging Markets Fund, the information showed that with respect to the fund's advisory fee and gross expense ratio, the fund is in the 5th quartile of its applicable Lipper peer group.

For the China Region Fund, the information showed that with respect to the fund's advisory fee, the fund is in the 4th quartile of its applicable Lipper peer group and in the 5th quartile of its applicable Lipper peer group with respect to its gross expenses.

In response to questions from the Independent Trustees, the Adviser noted that the expense data for these funds was potentially skewed, compared to their peer group, because the funds' data was based upon shorter periods (which also happened to coincide with the severe market conditions in the latter part of 2008). Accordingly, the Adviser provided supplemental expense data for the funds based on the 12-month period ended December 31, 2008. The Adviser also provided

  ADDITIONAL INFORMATION (UNAUDITED)

data noting that the funds' expenses were negatively affected by their smaller average account sizes (compared to industry data) and discussed steps it is taking to address the average account size of the funds. The Adviser also noted that management recently negotiated a reduction in custody and fund accounting fees that is projected to benefit each fund. Notwithstanding the above, the Adviser stated its belief that higher expenses are inherent in small fund complexes, such as the U.S. Global Funds, and that it could not operate effectively at a lower level of fees or with the burden of contractual expense caps. The Adviser, however, agreed to voluntarily limit expenses at the following levels (the expense limitation may be modified or removed by the Adviser at any time):

                                   VOLUNTARY EXPENSE LIMITATION
               FUND                  % OF AVERAGE NET ASSETS
  -------------------------------------------------------------
  All American Equity Fund                     2.20%
  Holmes Growth Fund                           2.20%
  Global MegaTrends Fund                       2.35%
  Global Resources Fund                        1.90%
  World Precious Minerals Fund                 1.90%
  Gold and Precious Metals Fund                1.90%
  Eastern European Fund                        2.85%
  Global Emerging Markets Fund                 3.15%
  China Region Fund                            2.55%

For the Tax Free Fund and the U.S. Treasury Securities Cash Fund, the information showed that with respect to the funds' advisory fees and gross expense ratios, the funds are in the 5th quartile of their applicable Lipper peer group and that, net of contractual waivers that were set to expire on September 30, 2009, the funds' net expense ratios are in the 3rd quartile of their Lipper peer group. The Board noted, however, that the Adviser voluntarily agreed to limit expenses of the Tax Free Fund and U.S. Treasury Securities Cash Fund to .70% and 1.00%, respectively, of average net assets (the expense limitation may be modified or removed by the Adviser at any time).

For the Near-Term Tax Free Fund and the U.S. Government Securities Savings Fund, the information showed that with respect to the funds' advisory fees, the funds are in the 5th quartile of their applicable Lipper Peer Group. With respect to their gross expense ratios, the Near-Term Tax Free Fund and the U.S. Government Securities Savings Fund are in the 4th and 5th quartile, respectively, of their applicable Lipper peer group and, net of contractual waivers that were set to expire on September 30, 2009, the funds' net expense ratios are in the 1st and 2nd quartile, respectively, of their Lipper peer group. The Board noted, however, that the Adviser voluntarily agreed to limit expenses to .45% of average net assets of each fund (the expense limitation may be modified or removed by the Adviser at any time).

In each case, the Board concluded that the advisory fee was reasonable and appropriate in amount given the quality of services provided.

The Board considered the fee structure of the agreement, including the costs of the services provided and the profits realized by the Adviser and its affiliates from their relationship with the funds. For all funds except the World Precious Minerals Fund, Global Resources Fund, Eastern

  ADDITIONAL INFORMATION (UNAUDITED)

European Fund, China Region Fund and U.S. Government Securities Savings Fund, the net income generated from the advisory relationship was negative. For the Tax Free Fund, Near-Term Tax Free Fund, U.S. Government Securities Savings Fund and U.S. Treasury Securities Cash Fund, the Board also considered the contractual expense cap agreement. The Board concluded for each fund that the profits realized by the Adviser were reasonable in comparison with the costs of providing investment advisory services to the fund.

As part of its review of the agreement, the Board considered whether there will be economies of scale with respect to the management of each fund and whether each fund will benefit from any economies of scale. The Board considered that the advisory fees for the All American Equity Fund, Gold and Precious Metals Fund, World Precious Minerals Fund, Global Resources Fund, Tax Free Fund, U.S. Government Securities Savings Fund and U.S. Treasury Securities Cash Fund include a breakpoint. For the remaining funds, the Board reviewed each fund's asset size and whether the Adviser was realizing economies of scale. The Board noted that, in all cases, the Adviser did not believe, with respect to the investment advisory services provided, that it was realizing significant economies of scale and that the current fees represent an appropriate sharing of economies of scale. Based upon its review of all available information, the Board concluded for the funds with a flat advisory fee that such fee was reasonable and appropriate.

The Board considered that the Adviser engages in soft dollar arrangements in connection with brokerage transactions for the funds. The Board also considered benefits derived by the Adviser from its relationship with the funds, including the other services provided and fees received by the Adviser and its affiliates for providing such services, and concluded for each fund that the direct and indirect benefits accruing to the Adviser were reasonable in comparison with the costs of providing advisory services, the advisory fee charged to each fund, the Adviser's commitment to cap expenses (with respect to the Tax Free Fund, Near-Term Tax Free Fund, U.S. Government Securities Savings Fund and U.S. Treasury Securities Cash Fund) and the benefits to each fund.

Based on all of the above-mentioned factors and related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Board, including the Independent Trustees, concluded that approval of the advisory agreement would be in the interests of each fund.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(d)      Not applicable.

(e)      Not applicable.

(f) The registrant has posted such code of ethics on its Internet website at www.usfunds.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

For the covered period, the registrant's Board of Trustees designated two independent trustees as audit committee financial experts: Mr. Clark Mandigo and Dr. James F. Gaertner.

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert" designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(A) AUDIT FEES
The aggregate fees billed to the registrant for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements were $267,200 and $211,946 for the fiscal years ended December 31, 2009, and 2008, respectively.

(B) AUDIT-RELATED FEES
There were no fees billed for assurance and related services by the registrant's principal accountant that were reasonably related to the performance of the audit of the registrant's financial statements and were not reported under paragraph (a) of this Item for the last two fiscal years.

(C) TAX FEES
The aggregate fees billed for professional services rendered by the registrant's principal accountant for tax compliance, tax advice and tax planning were $62,499 and $62,499 for the fiscal yeara ended December 31,

2009, and 2008, respectively. The nature of the services comprising the tax fees included the review of the registrant's income and excise tax returns and distribution requirements.

(D) ALL OTHER FEES
There were no other fees during the last two fiscal years billed to the registrant.

(E)(1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including approval in advance of audit and non-audit services at regularly scheduled audit committee meetings. If non-audit services are required between regularly scheduled audit committee meetings, approval may be authorized by the chairman of the audit committee for non-prohibited services for engagements of less than $3,500 with notification of other audit committee members at the next scheduled audit committee meeting.

   (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(F) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(G) The aggregate fees billed by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $119,829 and $62,499 for the fiscal years ended December 31, 2009, and 2008, respectively. These fees related to tax services rendered to the registrant and the issuance of a report on internal controls for an entity controlled by the investment adviser.

(H) All non-audit services rendered in (g) above were considered by the registrant's audit committee in maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's president and treasurer have determined that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting that occurred in the registrant's fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics is posted on registrant's Internet website at www.usfunds.com.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)   Not applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. GLOBAL INVESTORS FUNDS




By:      /s/ Frank E. Holmes
         ----------------------------------
         Frank E. Holmes
         President, Chief Executive Officer

Date:    March 4, 2010




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By:      /s/ Frank E. Holmes
         ----------------------------------
         Frank E. Holmes
         President, Chief Executive Officer

Date:    March 4, 2010





By:      /s/ Catherine A. Rademacher
         ----------------------------------
         Catherine A. Rademacher
         Treasurer

Date:    March 4, 2010